UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

AMCAP Fund, Inc.
American Balanced Fund, Inc.
The American Funds Income Series
American Funds Money Market Fund
American Funds Short-Term Tax-Exempt Bond Fund
American Funds Target Date Retirement Series, Inc.
The American Funds Tax-Exempt Series I
The American Funds Tax-Exempt Series II
American High-Income Municipal Bond Fund, Inc.
American High-Income Trust
American Mutual Fund, Inc.
The Bond Fund of America, Inc.
Capital Income Builder, Inc.
Capital World Bond Fund, Inc.
Capital World Growth and Income Fund, Inc.
EuroPacific Growth Fund
Fundamental Investors, Inc.
The Growth Fund of America, Inc.
The Income Fund of America, Inc.
Intermediate Bond Fund of America
International Growth and Income Fund, Inc.
The Investment Company of America
Limited Term Tax-Exempt Bond Fund of America
The New Economy Fund
New Perspective Fund, Inc.
New World Fund, Inc.
Short-Term Bond Fund of America, Inc.
SMALLCAP World Fund, Inc.
The Tax-Exempt Bond Fund of America, Inc.
Washington Mutual Investors Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Proxy Materials

PLEASE CAST YOUR VOTE NOW

August 28, 2009

Dear Shareholder:

I am writing to let you know that the annual shareholder meeting for The Investment Company of America will be held on October 27, 2009, and special shareholder meetings for other American Funds will be held on November 24, 2009. On the following page you will find a listing of the funds.

At the meetings, shareholders will be asked to vote on proposals that will benefit the funds in the following ways:

■	Give each of the funds more flexibility to adapt to changing circumstances and market conditions.
■	Increase efficiency by operating the funds under uniform, modern and flexible governing documents.
■	Update, standardize and streamline outdated investment restrictions for the funds.
Shareholders will also be asked to elect board members and address other items. Detailed information about the proposals is contained in the enclosed materials and Joint Proxy Statement, which we invite you to review closely.

Importantly, the board members of each fund have considered the proposals and have determined that Proposals 1 through 7 in the Joint Proxy Statement, as applicable, are in the best interest of the fund they serve and its shareholders, and unanimously recommend that you vote “FOR” these proposals. The board of each applicable fund recommends you vote “AGAINST” the proposal submitted by shareholders of such funds (Proposal 8) as explained in the Joint Proxy Statement.

Whether or not you plan to attend the meetings in person, we need your vote regardless of how many shares you own. We realize that you lead a busy life and may be tempted to put aside this proxy information for another time. But by responding promptly, you will save your fund(s) the expense of additional follow-up mailings and solicitations. Please vote today.

Voting is quick and easy. You may vote your shares by telephone, via the Internet or by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the postage-paid envelope included in this package. If you have questions, please call us toll-free at 800/421-0180. We will be glad to help you cast your vote quickly. Thank you for participating in this important initiative.

Sincerely,

James F. Rothenberg

Chairman of the Board and Principal Executive Officer

Capital Research and Management Company,

Investment Adviser to American Funds

JOINT MEETINGS OF SHAREHOLDERS

OF THE AMERICAN FUNDS

The Investment Company of America will hold its annual shareholder meeting on October 27, 2009, at the offices of Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071 at 9:00 a.m. Pacific Time.

The following funds will hold special shareholder meetings on November 24, 2009, at the offices of Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071 at 9:00 a.m. Pacific Time:

AMCAP Fund®, Inc.

American Balanced Fund®, Inc.

The American Funds Income Series:

U.S. Government Securities FundSM

American Funds Money Market FundSM

American Funds Short-Term Tax-Exempt Bond FundSM

American Funds Target Date Retirement Series®, Inc.

The American Funds Tax-Exempt Series I:

The Tax-Exempt Fund of Maryland®

The Tax-Exempt Fund of Virginia®

The American Funds Tax-Exempt Series II:

The Tax-Exempt Fund of California®

American High-Income Municipal Bond Fund®, Inc.

American High-Income TrustSM

American Mutual Fund®, Inc.

The Bond Fund of AmericaSM, Inc.

Capital Income Builder®, Inc.

Capital World Bond Fund®, Inc.

Capital World Growth and Income FundSM, Inc.

EuroPacific Growth Fund®

Fundamental InvestorsSM, Inc.

The Growth Fund of America®, Inc.

The Income Fund of America®, Inc.

Intermediate Bond Fund of America®

International Growth and Income FundSM, Inc.

Limited Term Tax-Exempt Bond Fund of AmericaSM

The New Economy Fund®

New Perspective Fund®, Inc.

New World Fund®, Inc.

Short-Term Bond Fund of AmericaSM, Inc.

SMALLCAP World Fund®, Inc.

The Tax-Exempt Bond Fund of America®, Inc.

Washington Mutual Investors Fund SM, Inc.

IMPORTANT INFORMATION

TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Please read the full text of the Joint Proxy Statement. Below is a brief overview of the proposals to be voted upon. Your vote is important.

Why am I being asked to vote?

You are, or were as of the record date (August 28, 2009), a shareholder of one or more of the American Funds listed above (each a “Fund,” and collectively, the “Funds”). Each of the proposals requires the approval of shareholders of the applicable Fund. The Board of Directors/Trustees (the “Board”) of each applicable Fund has approved Proposals 1 through 7 below and recommends that you vote “FOR” each of them. The Board of each applicable Fund has not approved Proposal 8 and recommends you vote “AGAINST” Proposal 8, as explained below.

What am I being asked to vote on?

You are being asked to vote on proposals to:

1.	Elect board members of the Fund(s) for which you are a shareholder. The Investment Company Act of 1940, as amended (the “1940 Act”), requires that at least two-thirds of a Fund’s board members have been elected by its shareholders before the board may fill a vacancy. Some Funds currently are at their minimum two-thirds requirement and need new elections in order to add new board members. Other Funds are expected to reach their two-thirds requirement in the coming years. By electing board members now, the Funds’ Boards will be able to add new members for a longer period without the expense of conducting additional shareholder meetings. Proposal 1 contains information relevant to the consideration of nominees for the Boards.

2.	Approve the reorganization (the “Reorganization”) of each Fund from a Delaware corporation, Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust pursuant to an Agreement and Plan of Reorganization (the “Plan of Reorganization”). We believe that Delaware statutory trusts offer many advantages that should benefit shareholders over the long term, including flexibility to respond to changing market conditions. In addition, we believe that certain efficiencies can be achieved by organizing all of the Funds in one jurisdiction. As discussed in Proposal 2, for all practical purposes, your financial investment in the Fund(s) would not change on the effective date of the Reorganization.

3.	Approve updates to certain fundamental investment policies of the Funds and eliminate certain other fundamental investment policies that are not required by law or are more restrictive than the law requires. These changes are intended to modernize the Funds’ fundamental investment policies, provide the Funds flexibility to respond to changing market conditions and to simplify compliance monitoring. As discussed in Proposal 3, the proposed updates to the Funds’ fundamental investment policies are not expected to result in any material changes to the risk profile of the Funds or in the way the Funds are managed.

4.	Approve a policy allowing Capital Research and Management Company (“CRMC”), which will continue to be the Funds’ investment adviser, to appoint subsidiary advisers to manage the day-to-day investment activities of the Funds without additional shareholder approval. Upon shareholders’ approval and implementation of this proposal, the subsidiary advisers will be the same investment divisions of CRMC — reorganized as corporate entities — that already manage the Funds’ day-to-day investment activities. As discussed in Proposal 4, organizing these divisions as corporate entities is intended to help in their recognition as separate investors in certain countries outside the United States, providing the Funds with more flexibility to respond to changing market conditions. Under this arrangement, CRMC may in the future engage other affiliated entities as subsidiary advisers.

5.	Approve amendments to the Funds’ Investment Advisory and Service Agreements or Investment Advisory Agreements, as applicable, with CRMC. These amendments allow for the appointment of subsidiary advisers as discussed in Proposal 4, as well as changes that will streamline and standardize language in the agreements, making administration of the agreements more efficient.

6.	Approve a form of Subsidiary Agreement and appointment of subsidiary advisers for the Funds as contemplated in Proposal 4. CRMC is required by law to enter into a Subsidiary Agreement with any subsidiary adviser it engages to manage a Fund’s assets. Upon shareholder approval and implementation of Proposals 4, 5 and 6, the subsidiary adviser(s) appointed for any particular Fund will be the same investment divisions of CRMC — reorganized as corporate entities — that already manage each Fund’s day-to-day investment activities. Organizing these divisions as corporate entities is intended to help in their recognition as separate investors in certain countries outside the United States, providing the Funds with more flexibility to respond to changing market conditions. As discussed in Proposal 6, fees paid to subsidiary advisers would be paid by CRMC out of fees it receives from the Funds, and would not result in any additional cost to the Funds.

7.
Approve changes to an investment policy of The New Economy Fund.  This proposal applies only to shareholders of The New Economy Fund (“NEF”). Currently, NEF is restricted to investing primarily in companies in the service and information areas of the global economy. The proposed change would broaden NEF’s investment strategy by expanding its investment universe to companies outside of any particular area or sector. This will benefit NEF’s shareholders by providing the Fund with greater flexibility to take advantage of attractive investment opportunities as they arise. As discussed in Proposal 7, the “new economy” is a dynamic concept, shifting over time, and constraining the Fund to particular areas or sectors potentially forecloses attractive investments as innovation and new technologies expand to new and different areas of the global economy.

8.	Consider a proposal submitted by shareholders of certain Funds that requests the Boards of these Funds to “institute procedures to prevent holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.” As discussed in Proposal 8, CRMC and the Funds’ Boards believe that CRMC’s current approach to these issues is preferable to that recommended by the shareholders’ proposal. CRMC’s approach calls for consideration of any human rights issues that may affect companies by investment professionals as part of the investment management process. This approach is consistent with the stated investment objectives and policies of the Funds. As discussed in Proposal 8, the Board of each of these Funds recommends that you vote “AGAINST” this shareholder proposal.
Have the Funds’ Boards of Directors/Trustees approved the Proposals?

The Board of each Fund has approved Proposals 1 through 7, as applicable, and recommends that you vote “FOR” these proposals. The Board of each applicable Fund has not approved Proposal 8 and recommends that you vote “AGAINST” this proposal.

What are the reasons for and advantages of Proposals 1 through 7?

Proposals 1 through 7 are intended to give the Funds flexibility to add board members, respond and adapt to changing market conditions, streamline administration of the Funds and simplify compliance monitoring. These changes are intended to better position the Funds for achieving superior long-term investment results and to efficiently manage costs for the Funds over the long term.

Will the investment adviser to the Funds remain the same?

Yes. CRMC will remain as the investment adviser to the Funds and will have the ability to engage its divisions that currently provide the day-to-day investment management services for the Funds — Capital Research Global Investors and Capital World Investors — as subsidiary advisers once they are incorporated as subsidiaries of CRMC. Currently, CRMC intends to continue providing the day-to-day investment management services to the fixed-income Funds it advises through its Fixed-Income investment division, but in the future CRMC could incorporate this division as a subsidiary and engage it as a subsidiary adviser to the fixed-income Funds.

What if there are not enough votes of shareholders of my Fund(s) to approve Proposals 1 through 7?

If there are not enough votes to approve Proposals 1 through 7 by the time of a Fund’s shareholder meeting, the meeting may be adjourned to permit further solicitation of proxy votes. If a Fund’s (or series’, if applicable) shareholders do not ultimately approve a Proposal, its Board and CRMC will continue to operate the Fund (or series) as it currently does, with the implementation of such Proposals that are approved.

Who are Computershare Fund Services and D.F. King & Co., Inc.?

Computershare and D.F. King are not affiliated with the Funds or CRMC, and are companies that specialize in assisting financial firms with shareholder meetings. The Funds have hired Computershare and D.F. King to contact shareholders and record proxy votes. As the shareholder meetings approach, shareholders who have not yet voted their shares may receive a phone call from these companies asking for shareholders’ votes so that the meetings will not need to be postponed.

Who will pay the costs associated with obtaining shareholder approval of the Proposals?

The Board of each Fund has determined that the expenses associated with obtaining shareholder approval of the Proposals, including printing and mailing of this Joint Proxy Statement and solicitation of proxies, are appropriate expenses for the Fund to incur. Accordingly, the Funds will bear these costs. We estimate that these costs will average across all Funds between $2.50 and $3.00 per shareholder account.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote per share and a proportionate fractional vote for each fractional share you own of a Fund on the record date (August 28, 2009) with respect to that Fund’s shareholder meeting.

How do I vote my shares?

You may vote your shares via the Internet or by telephone, mail or attending a shareholder meeting in person. To vote via the Internet (24 hours a day) or by telephone (24 hours a day), please visit the website or call the number on your proxy card(s) and follow the instructions. When voting via the Internet or by telephone you will be required to enter the identifying numbers that appear on your proxy card(s).

You can vote by mail by completing, signing and dating the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. Proxy cards that are signed and dated, but not completed for any of Proposals 1 through 7, will be voted “FOR” each such proposal that has no indication and those not completed for Proposal 8 will be voted “AGAINST” that proposal.

If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call
American Funds at 800/421-0180.

You can help reduce shareholder costs by voting promptly.  Your vote is important, regardless of the number of shares you own. Please read the enclosed material and vote your shares.

How do I sign the proxy card?

When voting via the Internet or by telephone you will be required to enter the identifying numbers that appear on your proxy card(s). If voting by mail, please complete, sign and date the proxy card(s). When signing the proxy card(s):

Individual accounts:  Shareholders should sign exactly as their names appear on the account registration shown on the proxy card.

Joint accounts:  Either owner may sign the proxy card, but the name of the person signing should conform exactly to the name shown in the registration.

All other accounts:  The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Mary Smith, Trustee.”

v

NOTICE OF MEETINGS OF SHAREHOLDERS

August 28, 2009

To the shareholders:

Notice is given that:

a meeting of shareholders of The Investment Company of America will be held on Tuesday, October 27, 2009, at the offices of Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, at 9:00 a.m. Pacific Time; and

a meeting of shareholders of AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, American Funds Money Market Fund, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Target Date Retirement Series, Inc., The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, International Growth and Income Fund, Inc., Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., Short-Term Bond Fund of America, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc. and Washington Mutual Investors Fund, Inc. (each, including The Investment Company of America, a “Fund,” and collectively, the “Funds”) will be held on Tuesday, November 24, 2009, at the offices of Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, at 9:00 a.m. Pacific Time (each meeting of shareholders is referred to as a “Shareholder Meeting,” and collectively, the “Shareholder Meetings”), and at any adjournment or adjournments thereof, for the following purposes (each a “Proposal,” and collectively, the “Proposals”):

1.	To elect board members of each Fund.

2.	To approve an Agreement and Plan of Reorganization that provides for the reorganization of each Fund from a Delaware corporation, Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

3.	To update each Fund’s fundamental investment policies (includes the following Sub-Proposals):
(a) The policy regarding borrowing

(b) The policy regarding issuance of senior securities

(c) The policy regarding underwriting

(d) The policy regarding investments in real estate or commodities

(e) The policy regarding lending

(f) The policy regarding industry concentration

(g) The policy regarding investing in tax-exempt securities (applies only to tax-exempt Funds)

(h) The policy regarding maintaining a fully invested portfolio (applies only to Washington Mutual Investors Fund, Inc.)

(i) The elimination of certain policies

4.	To approve a policy allowing Capital Research and Management Company (“CRMC”) to appoint subsidiary advisers to manage the day-to-day investment activities of each Fund without additional shareholder approval.

5.	To approve amendments to each Fund’s Investment Advisory and Service Agreement or Investment Advisory Agreement, as applicable, with CRMC.

6.	To approve a form of Subsidiary Agreement and appointment of one or more subsidiary advisers for each Fund.

7.	To approve changes to an investment policy of The New Economy Fund (applies only to The New Economy Fund).

8.	To consider a proposal submitted by shareholders of certain Funds that requests the Boards of Directors/Trustees of these Funds to “institute procedures to prevent holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights” (applies only to certain Funds).

9.	To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournment or adjournments thereof.
The Board of Directors/Trustees of each Fund recommends that you vote “FOR” Proposals 1 through 7 and “AGAINST” Proposal 8, as applicable.

The proposed business cannot be conducted for a Fund at its Shareholder Meeting unless the required quorum of shares outstanding on August 28, 2009 (the “Record Date”) are present in person or by proxy. Therefore, please mark, sign, date and return the enclosed proxy card(s) or cast your vote by telephone or via the Internet as soon as possible. You may revoke your proxy at any time before its use. Only shareholders of record of the Funds at the close of business on the Record Date are entitled to notice of and to vote at the meetings and any adjournment or adjournments thereof.

This notice and the accompanying proxy materials are first being sent to shareholders on or about August 28, 2009.

By order of the Boards of Directors/Trustees of the Funds,

Jennifer L. Butler	Stephanie L. Pfromer
Secretary,	Secretary,
WMIF	TEFMD/VA

Vincent P. Corti	Patrick F. Quan
Secretary,	Secretary,
AMCAP, AMF, CIB, EUPAC, ICA, NPF, NWF and WGI	AMBAL, FI, GFA, IFA and IGI

Steven I. Koszalka	Kimberly S. Verdick
Secretary,	Secretary,
AFTD	AHIM, AHIT, BFA, GVT, IBFA, LTEX, MMF, STBF, STEX,
TEBF, TEFCA and WBF
Chad L. Norton
Secretary,
NEF and SCWF
Shareholders are invited to attend the Shareholder Meetings in person. However, you may vote prior to the meetings by telephone, via the Internet or by returning your completed proxy card(s). Your vote is important no matter how many shares you owned on the Record Date.

Important

You can help your Fund(s) avoid the expense of further proxy solicitation by promptly voting your shares using one of three convenient methods: (a) by calling the toll-free number as described in the enclosed proxy card(s); (b) by accessing the Internet website as described in the enclosed proxy card(s); or (c) by signing, dating and returning the enclosed proxy card(s) in the enclosed postage-paid envelope.

JOINT PROXY STATEMENT

Page
Part I – The Proposals

Proposal 1 – To Elect Board Members	4

Proposal 2 – To Approve an Agreement and Plan of Reorganization	8

Proposal 3 – To Update Fundamental Investment Policies	12

Introduction to Proposal 3

A. The policy regarding borrowing

B. The policy regarding issuance of senior securities

C. The policy regarding underwriting

D. The policy regarding investments in real estate or commodities

E. The policy regarding lending

F. The policy regarding industry concentration

G. The policy regarding investing in tax-exempt securities (applies only to tax-exempt Funds)

H. The policy regarding maintaining a fully invested portfolio (applies only to Washington Mutual Investors Fund, Inc.)

I. To approve the elimination of certain policies

Proposal 4 – To Approve a Policy Allowing the Appointment of Subsidiary Advisers Without Additional Shareholder Approval	19

Proposal 5 – To Approve Amendments to Investment Advisory and Service Agreements or Investment Advisory Agreements	22

Proposal 6 – To Approve a Form of Subsidiary Agreement and Appointment of One or More Subsidiary Advisers	26

Proposal 7 – To Approve Changes to an Investment Policy of The New Economy Fund (applies only to The New Economy Fund)	28

Proposal 8 – To Consider a Shareholder Proposal that Requests the Board to Institute Procedures to Prevent Holding Investments in Companies that, in the Judgment of the Board, Substantially Contribute to Genocide or Crimes Against Humanity, the Most Egregious Violations of Human Rights (applies only to certain Funds)	29

Part II

Additional Information about the Funds	32

Audit Committee	33

Further Information About Voting and the Shareholder Meetings	34

Exhibits and Appendices Index	36

EXHIBITS

Exhibit A – Form of Nominating [and Governance] Committee Charter
Exhibit B – Form of Agreement and Plan of Reorganization
Exhibit C – Form of Agreement and Declaration of Trust
Exhibit D – Forms of Investment Advisory and Service Agreement and Investment Advisory Agreement
Exhibit E – Form of Subsidiary Agreement
APPENDICES

Appendix 1 – Board of Directors/Trustees Information
Appendix 2 – Board Committee Memberships
Appendix 3 – Board Member Compensation and Fund Ownership
Appendix 4 – Other Executive Officers
Appendix 5 – Advisory Boards
Appendix 6 – Summary Comparisons of Governing Documents and State Law
Appendix 7 – Proposed Updates to Fundamental Investment Policies
Appendix 8 – Investment Advisory Agreement Information and Related Entity Fees
Appendix 9 – Certain Investment Advisory and Service Agreement Provisions
Appendix 10 – Investment Adviser’s Board of Directors
Appendix 11 – Fund Capitalization by Share Class
Appendix 12 – 5% Shareholder Table
Appendix 13 – Independent Auditors and Related Fees
Throughout this Joint Proxy Statement, except where the context indicates otherwise, all references to the “Fund” shall apply to each Fund.

A list of the “Funds,” abbreviations used for each Fund in this Joint Proxy Statement and a summary of the Proposals applicable to each Fund is set forth on the next page.

Fund Abbreviations and Applicable Proposals

Applicable Proposals
Name of Fund	Abbreviation	State and Form of Organization*	1	2	3A	3B	3C	3D	3E	3F	3G	3H	3I	4	5	6	7	8
AMCAP Fund, Inc.	AMCAP	Maryland	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓	✓	✓		✓
American Balanced Fund, Inc.	AMBAL	Maryland	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓	✓	✓		✓
The American Funds Income Series: U.S. Government Securities Fund	GVT	Massachusetts	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓	✓	✓		✓
American Funds Money Market Fund	MMF	Delaware Trust	✓											✓	✓	✓		✓
American Funds Short-Term Tax-Exempt Bond Fund	STEX	Delaware Trust	✓											✓	✓	✓
American Funds Target Date Retirement Series, Inc.	AFTD	Maryland	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓	✓	✓
The American Funds Tax-Exempt Series I: The Tax-Exempt Fund of Maryland The Tax-Exempt Fund of Virginia	TEFMD/VA	Massachusetts	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓
The American Funds Tax-Exempt Series II: The Tax-Exempt Fund of California	TEFCA	Massachusetts	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓
American High-Income Municipal Bond Fund, Inc.	AHIM	Maryland	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓
American High-Income Trust	AHIT	Massachusetts	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓	✓	✓
American Mutual Fund, Inc.	AMF	Maryland	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓	✓	✓		✓
The Bond Fund of America, Inc.	BFA	Maryland	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓	✓	✓		✓
Capital Income Builder, Inc.	CIB	Maryland	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓	✓	✓		✓
Capital World Bond Fund, Inc.	WBF	Maryland	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓	✓	✓
Capital World Growth and Income Fund, Inc.	WGI	Maryland	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓	✓	✓		✓
EuroPacific Growth Fund	EUPAC	Massachusetts	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓	✓	✓		✓
Fundamental Investors, Inc.	FI	Maryland	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓	✓	✓		✓
The Growth Fund of America, Inc.	GFA	Maryland	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓	✓	✓		✓
The Income Fund of America, Inc.	IFA	Maryland	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓	✓	✓		✓
Intermediate Bond Fund of America	IBFA	Massachusetts	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓	✓	✓
International Growth and Income Fund, Inc.	IGI	Maryland	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓	✓	✓
The Investment Company of America	ICA	Delaware Corporation	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓	✓	✓		✓
Limited Term Tax-Exempt Bond Fund of America	LTEX	Massachusetts	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓
The New Economy Fund	NEF	Massachusetts	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓	✓	✓	✓
New Perspective Fund, Inc.	NPF	Maryland	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓	✓	✓		✓
New World Fund, Inc.	NWF	Maryland	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓	✓	✓		✓
Short-Term Bond Fund of America, Inc.	STBF	Maryland	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓	✓	✓
SMALLCAP World Fund, Inc.	SCWF	Maryland	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓	✓	✓
The Tax-Exempt Bond Fund of America, Inc.	TEBF	Maryland	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓
Washington Mutual Investors Fund, Inc.	WMIF	Maryland	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓		✓

*	All Maryland Funds are currently Maryland corporations and all Massachusetts Funds are currently Massachusetts business trusts.

PART I — THE PROPOSALS

Shareholders of each Fund will vote separately on each applicable Proposal, and shareholders of each series of a Fund will vote separately on certain Proposals. No Proposal is conditioned on the approval of any other Proposal or the approval of that Proposal by the shareholders of any other Fund.

PROPOSAL 1: TO ELECT BOARD MEMBERS

The purpose of Proposal 1 is to elect members of the board of directors/trustees (the “Board”) for each of the American Funds listed on page 3 of this Joint Proxy Statement. You are being asked to vote for the election of directors or trustees for your Fund(s).

It is intended that the enclosed proxy card(s) will be voted for all nominees (the “nominees”) listed below for the applicable Board unless a proxy contains specific instructions to the contrary. If elected by shareholders, the nominees’ terms in office will commence on January 1, 2010. Each director/trustee (“Director”) will be elected to hold office until his or her resignation, death or disability, or until his or her successor is elected and qualifies.

Each nominee has consented to serve on the applicable Board if elected by shareholders. If, however, before the election, any nominee refuses or is unable to serve, proxies may be voted for a replacement nominee, if any, designated by members of the applicable Board.

Pertinent information about each of the nominees is set forth in Appendix 1 to this Joint Proxy Statement. Following is the list of nominees and the Fund(s) for which he or she is standing for election.

Independent Board Members[1]	Funds
Elisabeth Allison	EUPAC, NPF, NWF
Lee A. Ault III	AFTD, Fixed-Income[2]
Ronald P. Badie	FI, GFA, SCWF
William H. Baribault	AFTD, Fixed-Income[2]
Joseph C. Berenato	CIB, FI, GFA, NEF, SCWF, WGI
Louise H. Bryson	AMCAP, AMF, FI, GFA, ICA, SCWF
Vanessa C.L. Chang	EUPAC, NPF, NWF
Robert J. Denison	CIB, FI, GFA, NEF, SCWF, WGI
Mary Anne Dolan	AMCAP, AMF, CIB, FI, GFA, ICA, NEF, SCWF, WGI
Nicholas Donatiello, Jr.	EUPAC, NPF, NWF
James G. Ellis	AFTD, AMCAP, AMF, ICA, Fixed-Income[2]
Mary Jane Elmore	AMBAL, IFA, IGI
Nariman Farvardin	TEFMD/VA, WMIF
Martin Fenton	AFTD, Fixed-Income[2]
Robert A. Fox	AMBAL, EUPAC, FI, GFA, IFA, IGI, NPF, NWF, SCWF
Barbara Hackman Franklin	TEFMD/VA, WMIF
John G. Freund	FI, GFA, SCWF
Leonard R. Fuller	AFTD, AMCAP, AMF, ICA, Fixed-Income[2]
W. Scott Hedrick	AFTD, Fixed-Income[2]
Mary Davis Holt	WMIF
R. Clark Hooper	AFTD, CIB, NEF, TEFMD/VA, WGI, WMIF, Fixed-Income[2]
Koichi Itoh	CIB, EUPAC, NEF, NPF, NWF, WGI
Merit E. Janow	AFTD, CIB, NEF, WGI, Fixed-Income[2]
Leonade D. Jones	AMBAL, CIB, FI, GFA, IFA, IGI, NEF, SCWF, WGI
William D. Jones	AMBAL, AMCAP, AMF, ICA, IFA, IGI

Independent Board Members[1]	Funds
L. Daniel Jorndt	AMCAP, AMF, ICA
Mary Myers Kauppila	AFTD, AMCAP, AMF, CIB, ICA, NEF, WGI, Fixed-Income[2]
William H. Kling	AMCAP, AMF, EUPAC, ICA, FI, GFA, NPF, NWF, SCWF
John M. Lillie	AMBAL, IFA, IGI
John G. McDonald	AMCAP, AMF, AMBAL, EUPAC, FI, GFA, ICA, IFA, IGI, NPF, NWF, SCWF
James C. Miller III	TEFMD/VA, WMIF
William I. Miller	EUPAC, NPF, NWF
Laurel B. Mitchell	AFTD, Fixed-Income[2]
Bailey Morris-Eck	AMCAP, AMF, ICA
Gail L. Neale	CIB, NEF, WGI
Donald L. Nickles	TEFMD/VA, WMIF
Robert J. O’Neill	CIB, NEF, WGI
Alessandro Ovi	EUPAC, NPF, NWF
James J. Postl	AMBAL, IFA, IGI
Stefanie Powers	CIB, NEF, WGI
Olin C. Robison	AMCAP, AMF, ICA
Steven B. Sample	AMCAP, AMF, ICA
Frank M. Sanchez	AFTD, Fixed-Income[2]
William J. Shaw	WMIF
J. Knox Singleton	TEFMD/VA, WMIF
Margaret Spellings	AFTD, Fixed-Income[2]
Isaac Stein	AMBAL, IFA, IGI
Christopher E. Stone	CIB, FI, GFA, NEF, SCWF, WGI
Lydia W. Thomas	WMIF
Steadman Upham	AFTD, CIB, NEF, WGI, Fixed-Income[2]

Interested Board Members[3]	Funds
Hilda L. Applbaum	IFA
Timothy D. Armour	AMCAP, NEF
David C. Barclay	AHIT
Gordon Crawford	SCWF
Mark H. Dalzell	WBF
Mark E. Denning	WGI
Gina H. Despres	EUPAC, NPF, NWF, WGI
Michael J. Downer	AFTD
James K. Dunton	AMF
Brenda S. Ellerin	LTEX, STEX
Abner D. Goldstine	BFA, MMF
Joyce E. Gordon	AMF, CIB
Paul G. Haaga, Jr.	Fixed-Income[2]
David A. Hoag	STBF
Claudia P. Huntington	AMCAP, NEF
Gregg E. Ireland	NPF
Gregory D. Johnson	AMBAL
Carl M. Kawaja	EUPAC

Interested Board Members[3]	Funds
Neil L. Langberg	TEBF
James H. Lemon, Jr.	TEFMD/VA, WMIF
Harry J. Lister	WMIF
James B. Lovelace	AFTD, CIB, ICA
Robert W. Lovelace	NPF, NWF
Robert G. O’Donnell	AMBAL
Donald D. O’Neal	GFA, ICA
Dina N. Perry	FI
James F. Rothenberg	FI, GFA
John H. Smet	GVT, IBFA
Jeffrey L. Steele	TEFMD/VA, WMIF
Steven T. Watson	IGI
Gregory W. Wendt	SCWF
Karl J. Zeile	AHIM

[1]
The term “independent” Board member refers to a Board member who is not an “interested person” of the Fund within the meaning of the Investment Company Act of 1940 (the “1940 Act”). Each “independent” Board nominee was nominated by the applicable Fund’s current “independent” members.

[2]	Fixed-Income includes: AHIM, AHIT, BFA, GVT, IBFA, LTEX, MMF, STBF, STEX, TEBF, TEFCA and WBF.
[3]	Board member affiliated with Capital Research and Management Company or its affiliates, or in the case of WMIF and TEFMD/VA, affiliated with Washington Management Corporation.
The following current Independent Directors are planning to retire from their respective Board(s) at the end of 2010 pursuant to such Board’s retirement policy: Richard G. Capen, Jr. (AFTD and Fixed-Income); H. Frederick Christie (CIB and WGI); Martin Fenton (AMCAP, AMF and ICA); Gail L. Neale (FI and GFA); Richard G. Newman (AFTD, Fixed-Income and ICA); Donald E. Petersen (CIB and WGI); Rozanne L. Ridgway (EUPAC, NPF and NWF); Henry E. Riggs (AMBAL, FI, GFA, IFA and IGI); and Charles Wolf, Jr. (CIB and WGI). These Directors will remain on their respective Board(s) but will not stand for election at the upcoming Shareholder Meetings. Pertinent information about each of these Directors is set forth in Appendix 1 to this Joint Proxy Statement. Other current Independent Directors not standing for election are planning to retire from their respective Board(s) by the end of 2009 pursuant to such Board’s retirement policy.

THE BOARD OF EACH OF THE RESPECTIVE FUNDS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES FOR YOUR FUND(S).

PROXIES WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES, UNLESS OTHERWISE SPECIFIED.

Board committees and membership

Each Board has organized the following standing committees, each of which holds separate meetings. The principal functions of each committee are summarized below. None of the Board members serving on a committee was an “interested person” of his or her applicable Fund within the meaning of the 1940 Act (“Independent Director”) during such Fund’s most recent fiscal year (except that Jeffrey L. Steele serves on the proxy committee for WMIF). The current membership for each committee is set forth in Appendix 2 to this Joint Proxy Statement. If the nominees are elected, each Board may reconstitute its committees; however, it is expected that Independent Directors will continue to comprise the committees, except as stated above.

Each Fund has an audit committee composed of certain Independent Directors. The audit committee provides oversight regarding the Fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the Fund’s principal service providers. The audit committee acts as a liaison between the Fund’s independent registered public accounting firm and its full Board.

Each Fund has a contracts committee or governance and contracts committee (the “contracts committee”) composed of all of the Board’s Independent Directors. The contracts committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement or Investment Advisory Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution under Rule 12b-1 adopted under the 1940 Act, that the Fund may enter into, renew or continue, and to make recommendations to the Fund’s full Board on these matters.

Each Fund has a nominating committee or nominating and governance committee (the “nominating committee”) composed of certain Independent Directors. The nominating committee operates under a written charter, a form of which is set forth in Exhibit A to this Joint Proxy Statement. The nominating committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board. The nominating committee also evaluates, selects and nominates Independent Director and advisory board member candidates (only ICA and WMIF currently have advisory boards) to the full Board. While the nominating committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be made in writing to the nominating committee of the Fund, addressed to the Fund’s secretary, and accompanied by complete biographical and occupational data of the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee (see also the section of this Joint Proxy Statement titled “Shareholder Proposals”).

Certain Funds have a proxy committee. The proxy committee’s functions include establishing and reviewing procedures and policies for voting proxies of companies held in the Fund’s portfolio, making determinations with regard to certain proxy voting issues and discussing related current issues.

Board member compensation and fund ownership

Compensation paid to each Independent Director for the Fund(s) he or she oversees as a Board member, during the most recent fiscal year for each Fund, is set forth in Appendix 3 to this Joint Proxy Statement. The value of Fund shares owned by each Director or nominee in the Fund(s) he or she oversees, or would oversee, as a Board member as of June 30, 2009, is also set forth in Appendix 3 to this Joint Proxy Statement. No compensation is paid by the Fund to any Director who is affiliated with the investment adviser or Washington Management Corporation.

No pension or retirement benefits are accrued to any nominee as part of Fund expenses. As of June 30, 2009, the nominees for election and Directors and officers of each Fund owned beneficially in aggregate less than 1% of the outstanding shares of such Fund.

Other officers

Set forth in Appendix 4 to this Joint Proxy Statement are the executive officers of each Fund as of the date of this Joint Proxy Statement. Each officer listed was elected and each will hold office until his or her resignation or until a successor is duly elected and qualified.

No officer, director or employee of Capital Research and Management Company (“CRMC”) or Washington Management Corporation receives any remuneration from any Fund.

Advisory boards

ICA and WMIF both have advisory boards. Information about the advisory boards and their members is set forth in Appendix 5 to this Joint Proxy Statement.

PROPOSAL 2: TO APPROVE AN AGREEMENT TO REORGANIZE THE FUND FROM A DELAWARE CORPORATION, MARYLAND CORPORATION OR MASSACHUSETTS BUSINESS TRUST INTO A DELAWARE STATUTORY TRUST

The Board of each applicable Fund recommends that you approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”), substantially in the form attached to this Joint Proxy Statement as Exhibit B, which would change the state and/or form of organization of the Fund. This proposed change calls for the reorganization of the Fund from its current state and form of organization — Delaware corporation, Maryland corporation or Massachusetts business trust — into a newly formed Delaware statutory trust (please see the chart on page 3 of this Joint Proxy Statement for the current state and form of organization of your Fund(s)). This proposed reorganization will be referred to throughout this Joint Proxy Statement as the “Reorganization.” To implement the Reorganization, the Directors of the Fund have approved the Plan of Reorganization, which contemplates the continuation of the business of the Fund, as changed pursuant to other Proposals in this Joint Proxy Statement, in the form of a new Delaware statutory trust (the “DE Trust”). For purposes of this Joint Proxy Statement, except where the context indicates otherwise, the terms “Fund” and “DE Trust” shall mean a Fund or DE Trust and each series thereof.

WHAT WILL THE REORGANIZATION MEAN FOR THE FUNDS AND THEIR SHAREHOLDERS?

If the Plan of Reorganization is approved by shareholders and the Reorganization is implemented:

•	the DE Trust would continue the business of the corresponding Fund, except to the extent amended by other Proposals included in this Joint Proxy Statement;

•	except as otherwise modified by another Proposal in this Joint Proxy Statement, the investment objectives, policies, strategies and risks of a Fund will not change as a DE Trust;

•
the Board of the DE Trust, which will include the individuals elected under Proposal 1, and officers of the DE Trust would be the same as those of the corresponding Fund, and would operate the DE Trust in essentially the same manner as they previously operated the Fund, except as provided in other Proposals in this Joint Proxy Statement;

•
The main operating agreements of the DE Trust — the investment advisory and service agreement or investment advisory agreement, as applicable, the principal underwriting agreement, administrative services agreement and the shareholder services agreement — would be substantially similar to those of the corresponding Fund, except with respect to amendments to the investment advisory and service agreement or investment advisory agreement as approved by shareholders pursuant to Proposal 5 in this Joint Proxy Statement, and subsidiary agreements as set forth in Proposal 6 of this Joint Proxy Statement.

Pursuant to the Plan of Reorganization, on the effective date of the Reorganization shareholders of the Fund or series thereof would receive one share of the corresponding DE Trust or series thereof (or fractional share thereof) for every share they hold of the Fund or series thereof (or fractional shares thereof). Thus, on the effective date of the Reorganization, you would hold an interest in the DE Trust that would be equivalent to your then interest in the corresponding Fund. For all practical purposes, your financial investment in the Fund would not change on the effective date of the Reorganization. As discussed below, the Reorganization is designed to be tax-free for federal income tax purposes.

WHY ARE THE DIRECTORS RECOMMENDING APPROVAL OF THE PLAN OF REORGANIZATION AND THE REORGANIZATION?

The Directors of the Fund have determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Delaware corporations, Maryland corporations or Massachusetts business trusts. Under Delaware law and the DE Trust’s Agreement and Declaration of Trust (“Declaration of Trust”), the Trustees of the DE Trust (the “Trustees”) will have more flexibility to adjust to changing circumstances and market conditions. For example, the Trustees will not need to undergo the costly and time consuming process of procuring shareholder approval for amendments to the Declaration of Trust to address pressing issues or to implement certain strategic alternatives. In addition, under Delaware law investment companies are able to simplify their operations by reducing administrative burdens (such as filing officers’ certificates or other documents with state authorities each time a board of trustees amends the fund’s charter documents). A form of Declaration of Trust is attached to this Joint Proxy Statement as Exhibit C.

Another advantage of Delaware statutory trusts as compared to Massachusetts business trusts is greater certainty regarding limiting the liability of shareholders for obligations of the statutory trust or its trustees. The Delaware Statutory Trust Act (the “DSTA”) entitles shareholders to the same limitation of personal liability extended to stockholders of Delaware corporations (generally limited to the full subscription price of the stock). Massachusetts business trust law also does not explicitly provide for the separation of assets and liabilities among separate series of a Massachusetts business trust. The DSTA, by contrast, provides a mechanism so that the liabilities of a particular series are only enforceable against the assets of that series and not against the assets of the trust generally or any of its other series, and none of the liabilities of the trust generally or of any of the other series are enforceable against the assets of that series.

Funds organized as Delaware statutory trusts also have greater flexibility in structuring shareholder voting rights and shareholder meetings. For example, under Maryland and Delaware corporate law, certain fund transactions, such as mergers, certain reorganizations and liquidations, are subject to mandatory shareholder votes. The DSTA allows a fund to provide in its governing documents that each of these types of transactions may go forward with only trustee approval; all remain subject, however, to any special voting requirements of the 1940 Act, which would not be limited or restricted by the Reorganization. Maryland and Delaware corporate law impose more stringent record date, notice, quorum and adjournment provisions than the DSTA, which may cause shareholder meetings to be more costly and may make obtaining any necessary shareholder approvals more difficult. Finally, the DSTA does not require a fund to go through the time and expense of holding an annual meeting of shareholders, whereas the Delaware general corporate laws, under which ICA is organized, require a Delaware corporation to hold an annual meeting of shareholders.

All of the Funds that are not currently Delaware statutory trusts are proposing to become Delaware statutory trusts, and CRMC is likely to form any new funds as Delaware statutory trusts. To the extent that the boards and management of funds advised by CRMC, including the Boards and management of the Funds, need to deal with the law of a single state, rather than the laws of many states, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar regulatory environment.

Furthermore, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to a DE Trust. This could benefit a DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust’s governing documents less likely or, if litigation should be initiated, less burdensome or expensive.

Accordingly, the Directors of the Fund believe that it is in the best interests of the shareholders of the Fund to approve the Plan of Reorganization.

A comparison of the Delaware statutory trust law and each of the Delaware general corporate laws, the General Corporation Law of the State of Maryland and the Massachusetts business trust law, and a comparison of the relevant provisions of the governing documents of the DE Trust and the Funds are included in Appendix 6 to this Joint Proxy Statement.

WHAT ARE THE PROCEDURES AND CONSEQUENCES OF THE REORGANIZATION?

Upon completion of the Reorganization, the DE Trust will continue the business of the corresponding Fund with the changes made pursuant to the other Proposals in this Joint Proxy Statement, if approved. On the effective date of the Reorganization, the DE Trust and any series thereof will hold the same portfolio of securities previously held by the corresponding Fund and series thereof. The DE Trust will be operated under substantially similar investment advisory and service or investment advisory, principal underwriting, administrative services and shareholder services arrangements as those of the corresponding Fund, except with respect to the Investment Advisory and Service Agreement or Investment Advisory Agreement, as applicable, subject to the amendments set forth in other Proposals in this Joint Proxy Statement. As the successor to the Fund’s operations, the DE Trust will adopt the corresponding Fund’s registration statement under federal securities laws with amendments to show the new Delaware statutory trust structure and will remain subject to the 1940 Act and SEC rules thereunder.

Each DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the corresponding Fund. To accomplish the Reorganization, the Plan of Reorganization provides that the Fund will transfer all of its assets to the corresponding DE Trust. In exchange for these assets the DE Trust will assume the liabilities of the corresponding Fund and issue its own shares to that Fund, which will then distribute those shares pro rata to you and the other shareholders of the Fund. Through this procedure, you will receive exactly the same number and dollar amount of shares of the DE Trust as you held in the corresponding Fund on the effective date of the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable to the shareholders of the Fund that you may have had as of the effective date of the Reorganization. As soon as practicable after the effective date of the Reorganization, the Fund’s original legal entity will be dissolved and will cease its existence.

The Directors of a Fund may terminate the Plan of Reorganization and abandon the Reorganization at any time prior to the effective date of the Reorganization if they determine that proceeding with the Reorganization is inadvisable. If the Reorganization is not approved by shareholders of the Fund, or if the Directors abandon the Reorganization, the Fund will continue to operate under its current state and form of organization. If the Reorganization is approved by Fund shareholders, it is expected to be completed early in 2010.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE CURRENT INVESTMENT ADVISORY AND SERVICE AGREEMENT OR INVESTMENT ADVISORY AGREEMENT?

As a result of the Reorganization, the DE Trust will be subject to a new Investment Advisory and Service Agreement or Investment Advisory Agreement, as applicable, between the DE Trust and CRMC. The Investment Advisory and Service Agreement or Investment Advisory Agreement will be substantially the same as the current Investment Advisory and Service Agreement or Investment Advisory Agreement between CRMC and the corresponding Fund, subject to the amendments set forth in Proposal 5 in this Joint Proxy Statement, including the Subsidiary Agreements as set forth in Proposal 6 of this Joint Proxy Statement. In addition, for TEFMD/VA and WMIF, the DE Trust will be subject to a new Business Management Agreement between the DE Trust and Washington Management Corporation, its business manager, that is substantially the same as the current Business Management Agreement between such Funds and Washington Management Corporation.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE ADMINISTRATIVE SERVICES AGREEMENT, SHAREHOLDER SERVICES AGREEMENT AND PLANS OF DISTRIBUTION?

The DE Trust will enter into an Administrative Services Agreement with CRMC, a Shareholder Services Agreement with American Funds Service Company and a Principal Underwriting Agreement with American Funds Distributors, Inc. that are substantially the same as the current agreements that the corresponding Fund has with those entities. The DE Trust will also adopt a multiple share class plan and plans of distribution under Rule 12b-1 of the 1940 Act that are substantially similar to the plans that the corresponding Fund currently has in place. The Board does not anticipate that there will be any material changes to these agreements and plans as a result of the Reorganization.

WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE PLAN OF REORGANIZATION?

Under the 1940 Act, the shareholders of a mutual fund must elect trustees and approve the initial investment management agreement for that fund. Theoretically, if the Plan of Reorganization is approved and the Fund is reorganized into a Delaware statutory trust, the shareholders would need to vote on these two items for the DE Trust. However, the Directors of the Fund have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Reorganization. Therefore, the Directors have determined that approval of the Plan of Reorganization will also constitute, for purposes of the 1940 Act, shareholder approval of: (1) the election of the Directors of the Fund who are in office at the time of the Reorganization as Trustees of the DE Trust (including those elected pursuant to Proposal 1 in this Joint Proxy Statement); (2) an Investment Advisory and Service Agreement or Investment Advisory Agreement, as applicable, between the DE Trust and CRMC, which is substantially similar to the Investment Advisory and Service Agreement or Investment Advisory Agreement currently in place for the corresponding Fund, subject to the amendments set forth in Proposal 5 in this Joint Proxy Statement; (3) Subsidiary Agreement(s) between CRMC and CRGI and/or CWI as set forth in Proposal 6 in this Joint Proxy Statement;

and (4) Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act for each applicable share class of the DE Trust that are substantially similar to the Plans of Distribution currently in place for the corresponding Fund.

Prior to the Reorganization, if the transaction is approved by Fund shareholders, the officers will cause the Fund, as the sole shareholder of the corresponding DE Trust, to vote its shares for the matters specified above. This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE DE TRUST?

Each DE Trust was formed as a Delaware statutory trust pursuant to Delaware law and has an unlimited number of shares of beneficial interest with no par value. The shares of the DE Trust will be allocated into the same series and share classes as the Fund so as to correspond to the current series and classes of shares of that Fund.

As of the effective date of the Reorganization, shares of the respective series and classes of the Fund and the corresponding DE Trust will have similar distribution and redemption rights; will be fully paid and non-assessable; will have similar conversion rights; and will have no preemptive or subscription rights. Shares of the respective series and classes of both the DE Trust and the Fund will have similar voting and liquidation rights and have one vote per share and a proportionate fractional vote for each fractional share. Neither the DE Trust nor the Fund provides for cumulative voting in the election of its Trustees or Directors, as applicable.

For ICA, the DE Trust will be structured to honor warrants of the Delaware corporation that remain outstanding. Holders of these certificated warrants will be able to redeem the warrants from the DE Trust on the same economic terms as if they were being redeemed from the Fund as a Delaware corporation.

WHO WILL BEAR THE EXPENSES OF THE REORGANIZATION?

Since the Reorganization will benefit the Funds and their shareholders, the Board of each Fund has authorized that Fund to pay the expenses incurred in the Reorganization, including the cost of soliciting proxies, whether or not the Reorganization is approved by shareholders.

ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

The Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in the DE Trust will be the same as the basis and holding period of your shares in the corresponding Fund. Completion of the Reorganization is subject to receipt of a legal opinion from counsel, that, under the Internal Revenue Code of 1986, as amended, the exchange of assets of the Fund for the shares of the corresponding DE Trust, the transfer of such shares to the shareholders of the applicable Fund, and the dissolution of that Fund pursuant to the Plan of Reorganization will not give rise to the recognition of a gain or loss for federal income tax purposes to the Fund, the corresponding DE Trust, or either of their shareholders.

Significant holders. Pursuant to the Internal Revenue Code Section 1.368-3(b), each significant holder of a Fund, as defined therein, must include a statement on or with the holder’s return for the taxable year of the Reorganization stating the names and employer identification numbers (if any) of all of the parties to the Reorganization, the date of the Reorganization and the fair market value of the shares of that Fund held by such holder and the holder’s basis in such shares immediately before the Reorganization. This is not tax advice and should not be relied on as such. Please consult your tax adviser for more information.

WHAT IF I CHOOSE TO SELL MY SHARES?

A request to sell Fund shares that is received and processed prior to the effective date of the Reorganization will be treated as a redemption of shares of the applicable Fund. A request to sell shares that is received and processed on or after the effective date of the Reorganization will be treated as a request for the redemption of shares of the applicable DE Trust.

WHAT IS THE EFFECT OF MY VOTING “FOR” THE PLAN OF REORGANIZATION?

By voting “FOR” the Plan of Reorganization, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware statutory trust, with Trustees, an Investment Advisory and Service Agreement or Investment Advisory Agreement, Plans of Distribution and other arrangements that are substantially the same as those in place for the corresponding Fund, subject to the amendments set forth in other applicable Proposals in this Joint Proxy Statement.

THE BOARD OF EACH FUND RECOMMENDS

THAT YOU VOTE “FOR” PROPOSAL 2.

PROPOSAL 3: TO APPROVE UPDATES TO THE FUNDS’ FUNDAMENTAL INVESTMENT POLICIES (THIS PROPOSAL INVOLVES SUB-PROPOSALS 3A – 3I)

The Funds’ existing fundamental investment policies, together with the recommended changes to such policies and restrictions, are detailed in Appendix 7. Any Sub-Proposal that is approved by shareholders of a Fund will be effective for the Fund as of the date the Fund’s registration statement is updated and reflects such changes to the Fund’s fundamental investment policies, which is anticipated to be in early 2010.

THE BOARD OF EACH FUND RECOMMENDS

THAT YOU VOTE “FOR” PROPOSAL 3 AND EACH OF ITS SUB-PROPOSALS.

INTRODUCTION TO PROPOSAL 3

The Funds are subject to a number of fundamental investment policies that (1) are more restrictive than those required under present law; (2) are no longer required by present law; or (3) were adopted in response to regulatory, business or industry conditions that no longer exist. In some cases, current fundamental investment policies merely restate present law, but do not accommodate future changes, if any, in the law. Under the 1940 Act, “fundamental” investment policies may be changed or eliminated only if shareholders approve such action. The Board of each applicable Fund is recommending that shareholders approve the amendment or elimination of certain of such Fund’s fundamental investment policies principally to update those current investment restrictions that are more restrictive than is required or are no longer required under federal securities laws. In general, the proposed restrictions would (a) simplify, modernize and standardize the fundamental investment policies that are required to be stated by the Funds under the 1940 Act; and (b) eliminate those fundamental investment policies that are no longer required by the federal securities laws, interpretations of the U.S. Securities and Exchange Commission (the “SEC”) or state securities law, as preempted by the National Securities Markets Improvement Act of 1996 (“NSMIA”). Modifying or eliminating existing fundamental investment policies will not permit the Fund to operate in contravention of applicable law, and the Fund will remain subject to the 1940 Act, rules and regulations thereunder, and other applicable law.

Since the creation of many of the Funds, certain legal and regulatory requirements applicable to investment companies have changed. For example, certain restrictions imposed by state securities laws and regulations were preempted by NSMIA and, therefore, are no longer applicable to investment companies registered under the 1940 Act. As a result, the Funds currently are subject to certain fundamental investment policies that are either more restrictive than is required under current law, or no longer required at all.

The Board believes that there are several advantages to revising the Fund’s fundamental investment policies at this time. First, the Board and CRMC believe that CRMC’s ability to manage the Fund’s assets in a changing investment environment will be enhanced because the Fund will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise certain investment restrictions. Second, the standardized fundamental investment policies, if adopted by all Funds, are expected to enable the Funds and their service providers to more efficiently and more easily monitor portfolio compliance. Finally, by reducing the total number of investment policies that can be changed only by a shareholder vote and having policies that allow for more flexibility, the Board and CRMC believe that the Fund will be able to avoid the future expense of holding shareholder meetings to address fundamental investment policies that have become outdated or inappropriate.

The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Fund to have fundamental investment policies as well as a policy that states that the Fund does not invest for management or control. The proposed standardized investment policies will not affect the Fund’s investment objectives or its principal investment strategies. Although the proposed amendments are expected to give the Fund greater flexibility to respond to possible future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in the Fund, nor does the Board anticipate that the proposed changes in the fundamental investment policies will materially change the manner in which the Fund is currently managed and operated (excepting the changes contemplated in other Proposals in this Joint Proxy Statement). However, the Board, typically upon the recommendation of its investment adviser and business manager, as applicable, may change or modify the way the Fund is managed in the future, as contemplated by the proposed amendments to, or elimination of, the applicable investment policies. If the Board in the future modifies materially the way the Fund is managed to take advantage of such increased flexibility, the Fund will make the necessary disclosures to shareholders, including amending its prospectus and statement of additional information (“SAI”), as appropriate.

The proposed standardized fundamental investment policies are generally written with reference to the 1940 Act, the rules and regulations thereunder and other applicable law, rather than explicitly stating standards currently in effect. These formulations are intended to allow the Fund’s fundamental investment policies to adjust if there are changes in applicable law without requiring a further shareholder vote.

If a Sub-Proposal is not approved by shareholders, the current fundamental investment policy or policies to which such Sub-Proposal relates will remain in effect. The Board of each Fund recommends that you vote “FOR” Proposal 3, including each Sub-Proposal described below.

SUB-PROPOSAL 3A: THE POLICY REGARDING BORROWING

Proposed fundamental investment policy:

The fund may not borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

The 1940 Act imposes certain limitations on borrowing activities of investment companies. In addition, a fund’s borrowing limitations must be reflected in its fundamental policies. The 1940 Act limitations on borrowing are generally designed to protect shareholders and their investments by restricting a fund’s ability to subject its assets to the claims of creditors who, under certain circumstances, might have a claim to the fund’s assets that would take precedence over the claims of shareholders.

Under the 1940 Act, an open-end fund may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks for any purpose, and may borrow up to 5% of its total assets from banks or other lenders for temporary purposes. In addition, a fund must maintain at all times an asset coverage of at least 300% of the amount of its borrowings from banks for any purpose. Generally, a loan is considered temporary if it is repaid within 60 days. Funds typically borrow money to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility by allowing its manager to continue to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations.

The proposed investment restriction would prohibit borrowing money, except to the extent permitted by the 1940 Act or other successor law, or any rule, exemption or interpretation thereunder issued by an appropriate authority. By so amending the investment restriction, the Fund would not be unnecessarily limited if CRMC determines that borrowing is in the best interests of the Fund and its shareholders. To the extent that the Fund uses the borrowing flexibility, the Fund may be subject to some additional costs and risks inherent to borrowing, such as reduced total return and increased volatility. The additional costs and risks to which the Fund may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act and any other law, rule, exemption or interpretation thereof that may be applicable.

CRMC has advised the Board that it has no current intention of recommending that the Fund borrow as permitted by the proposed change in fundamental investment policy.

THE BOARD OF EACH FUND RECOMMENDS

THAT YOU VOTE “FOR” SUB-PROPOSAL 3A.

SUB-PROPOSAL 3B: THE POLICY REGARDING ISSUANCE OF SENIOR SECURITIES

Proposed fundamental investment policy:

The fund may not issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

The 1940 Act requires the Fund to have an investment policy describing its ability to issue senior securities. A “senior security” is an obligation of a fund, with respect to its earnings or assets, that takes precedence over the claims of the fund’s shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the fund’s ability to use leverage. In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

SEC staff interpretations allow an open-end fund under certain conditions to engage in a number of types of transactions that might otherwise be considered to create “senior securities” — for example, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC staff interpretations, when engaging in these types of transactions, in order to avoid creating a senior security, an open-end fund must either (i) mark on its books or its custodian’s books, or segregate with its custodian bank, cash or other liquid securities to cover its future obligations, or (ii) otherwise cover such obligation, in accordance with guidance from the SEC. This procedure limits the amount of a fund’s assets that may be invested in these types of transactions and the fund’s exposure to the risks associated with senior securities.

The Fund’s current investment policy relating to issuing senior securities is substantially the same as the proposed fundamental investment policy. We are proposing the new policy as part of the entire package of fundamental investment policies for the Fund. The Fund has no present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities. Therefore, the Board does not anticipate that approving the new policy will result in additional material risk to the Fund.

THE BOARD OF EACH FUND RECOMMENDS

THAT YOU VOTE “FOR” SUB-PROPOSAL 3B.

SUB-PROPOSAL 3C: THE POLICY REGARDING UNDERWRITING

Proposed fundamental investment policy:

The fund may not underwrite the securities of other issuers except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Under the 1940 Act, the Fund’s policy concerning underwriting is required to be a fundamental policy. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of reselling the securities to the public. From time to time, an investment company may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these or other circumstances, the Fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. SEC staff interpretations have clarified, however, that resales of privately placed securities by institutional investors, such as the Fund, do not make the institutional investor an underwriter in these circumstances. In addition, under certain circumstances, the Fund may be deemed to be an underwriter of its own securities.

The 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. The proposed policy relating to underwriting would permit the Fund to engage in underwriting to the fullest extent permitted by the 1940 Act and related interpretations, and thus would give the Fund greater flexibility to respond to future investment opportunities, subject to its investment objectives and strategies.

CRMC has advised the Board that the proposed revisions to the fundamental investment policy on underwriting, if adopted, are not expected to affect materially the manner in which the Fund’s investment strategy is being conducted at this time, as reflected in the Fund’s prospectus and SAI.

THE BOARD OF EACH FUND RECOMMENDS

THAT YOU VOTE “FOR” SUB-PROPOSAL 3C.

SUB-PROPOSAL 3D: THE POLICY REGARDING INVESTMENTS IN REAL ESTATE OR COMMODITIES

Proposed fundamental investment policy:

The fund may not purchase or sell real estate or commodities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Under the 1940 Act, a fund’s restrictions regarding investments in real estate or commodities must be reflected as fundamental investment policies. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly, or from owning commodities, whether physical commodities or contracts related to physical commodities (such as precious metals, oil or grains and related futures contracts) or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, SEC staff interpretations generally limit an open-end fund’s ability to invest in illiquid securities to no more than 15% of the fund’s net assets. Real estate is generally considered illiquid and physical commodities may be considered illiquid.

The proposed policy would permit the Fund to invest in securities secured by real estate or interests therein, as well as to invest in securities of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, including real estate limited partnership interests. The proposed restriction would also permit the Fund to hold and sell real estate, subject to the limits on illiquid securities mentioned above. The proposed fundamental investment policy will also permit the Fund to purchase or sell commodities and contracts related to commodities to the fullest extent permitted by the 1940 Act and related interpretations.

Modifying the Fund’s real estate restriction may increase the Fund’s exposure to certain risks inherent to investments in real estate, such as relative illiquidity, difficulties in valuation, and greater price volatility, to the extent the Fund invests in real estate. The values of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors, including overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargo or political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional investments.

CRMC has advised the Board that it has no current intention of recommending that the Fund invest directly in real estate or commodities as permitted by the proposed change in fundamental policy and that the proposed revisions to the fundamental investment policy on investments in real estate or commodities, if adopted, are not expected to affect materially the manner in which the Fund’s investment strategy is being conducted at this time, as reflected in the Fund’s prospectus and SAI.

THE BOARD OF EACH FUND RECOMMENDS

THAT YOU VOTE “FOR” SUB-PROPOSAL 3D.

SUB-PROPOSAL 3E: THE POLICY REGARDING LENDING

Proposed fundamental investment policy:

The fund may not make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term “loan” may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are the lending of portfolio securities, the purchase of certain debt instruments and the purchase of certain high-quality, liquid obligations with a simultaneous agreement by the seller to repurchase them at the original purchase price plus accrued interest (repurchase agreements). If a fund adopts a fundamental policy that prohibits lending, the fund may still invest in debt securities, enter into securities lending transactions, and enter into repurchase agreements if it provides for an exception from the general prohibition.

The 1940 Act does not prohibit a fund from making loans. SEC interpretations, however, currently prohibit a mutual fund from lending more than 33 1/3% of its total assets, except through the purchase of debt obligations or the use of repurchase agreements. In addition, under SEC staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that the Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities. (See Sub-Proposal 3B above.)

The revised policy, if adopted, will allow the Fund to lend money and other assets to the fullest extent permitted by the 1940 Act and related interpretations. The revised policy will not prevent the Fund from purchasing or investing in debt securities and loan obligations within its investment parameters. While lending securities may be a source of income to the Funds, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. Further, collateral received to secure loaned securities could lose value, impacting the Fund’s investment results. Loans would be made, however, only when CRMC believes the income justifies the attendant risk, if at all.

The Fund does not currently have securities lending arrangements and CRMC has advised the Board that the proposed revisions to the fundamental investment policy on lending, if adopted, are not expected to affect materially the manner in which the Fund’s investment strategy is being conducted at this time, as reflected in the Fund’s prospectus and SAI.

THE BOARD OF EACH FUND RECOMMENDS

THAT YOU VOTE “FOR” SUB-PROPOSAL 3E.

SUB-PROPOSAL 3F: THE POLICY REGARDING INDUSTRY CONCENTRATION

Proposed fundamental investment policy:

Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

Under the 1940 Act, a fund’s policy regarding concentration of investments in the securities of companies in any particular industry must be a fundamental policy. While the 1940 Act does not define concentration, the SEC staff takes the position that a fund “concentrates” its investments if it invests 25% or more of its total assets in one or more issuers conducting their principal activities in any particular industry. An investment company is not permitted to concentrate its investments in any particular industry unless it discloses its intention to do so. It is possible that interpretations of concentration could change in the future.

The proposed restriction reflects a more modernized approach to industry concentration, and provides the Fund with investment flexibility that ultimately is expected to help the Fund respond to future legal, regulatory, market or technical changes. In addition, the Board may from time to time establish guidelines regarding industry classifications. The proposed policy will permit investment without limit in the securities of the U.S. government and its agencies and instrumentalities since issuers of these securities are not considered to be members of any industry.

CRMC has advised the Board that the proposed revisions to the fundamental investment policy on industry concentration, if adopted, are not expected to affect materially the manner in which the Fund’s investment strategy is being conducted at this time, as reflected in the Fund’s prospectus and SAI.

THE BOARD OF EACH FUND RECOMMENDS
THAT YOU VOTE “FOR” SUB-PROPOSAL 3F.

SUB-PROPOSAL 3G: THE POLICY REGARDING INVESTING IN TAX-EXEMPT SECURITIES (APPLIES ONLY TO TAX-EXEMPT FUNDS)

Proposed fundamental investment policy:

The Fund will maintain its status as a tax-exempt fund consistent with (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

This Proposal is applicable only to the tax-exempt Funds, which for purposes of this Joint Proxy Statement are AHIM, LTEX, TEBF, TEFCA and TEFMD/VA. Rule 35d-1 under the 1940 Act (the “name rule”) requires that a tax-exempt mutual fund adopt a fundamental policy regarding its tax-exempt status and not change its tax-exempt status without shareholder approval. Under the 1940 Act, a fund whose name suggests that its distributions are exempt from federal income tax must under normal circumstances invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from federal income tax. In addition, any fund with the term “tax-exempt” in its name may only invest up to 20% of its assets in securities that are subject to the alternative minimum tax.

The Fund’s current investment policy relating to its tax-exempt status is substantively the same as the proposed policy, except that the proposed policy gives the Fund the flexibility to adjust its policy if the SEC’s interpretations on this subject change in the future. We are proposing the new policy as part of the entire package of fundamental investment policies for the Fund. The Fund has no present intention of changing its current investment strategies that would result in a change to the Fund’s overall tax-exempt status.

THE BOARD OF EACH TAX-EXEMPT FUND RECOMMENDS
THAT YOU VOTE “FOR” SUB-PROPOSAL 3G.

SUB-PROPOSAL 3H: THE POLICY REGARDING MAINTAINING A FULLY INVESTED PORTFOLIO (APPLIES ONLY TO WMIF)

Proposed fundamental investment policy:

The fund may not invest more than 5% of net assets in money market instruments, after allowing for sales of portfolio securities and fund shares within thirty days and the accumulation of cash balances representing undistributed net investment income and realized capital gains, in order to maintain a fully invested portfolio.

This Proposal is applicable only to WMIF. WMIF currently has a similar investment policy that prohibits the fund from investing more than 5% of net assets in cash equivalents, with the same allowances set forth in the proposed policy. Cash equivalents are commonly referred to as short-term debt securities with a maturity of up to 90 days. Money market instruments may have a slightly longer duration and are subject to certain quality standards to which WMIF currently adheres. The Board of Directors is proposing this amendment to allow CRMC more flexibility to manage the cash portion of WMIF’s portfolio, while maintaining the current 5% limit designed to keep the Fund’s portfolio fully invested. CRMC has advised the Board that the proposed revision to this fundamental investment policy, if adopted, is not expected to affect materially the manner in which the Fund’s investment strategy is being conducted at this time.

THE BOARD OF WMIF RECOMMENDS
THAT YOU VOTE “FOR” SUB-PROPOSAL 3H.

SUB-PROPOSAL 3I: TO APPROVE THE ELIMINATION OF CERTAIN POLICIES

The Funds’ existing fundamental investment policies and restrictions, including those recommended to be eliminated, are detailed in Appendix 7. If the Fund’s shareholders approve Sub-Proposal 3I, the elimination of such investment restrictions of the Fund will be effective as of the date the Fund’s registration statement is updated and reflects such changes to the Fund’s fundamental investment policies, which is anticipated to be early 2010. If you want to vote to maintain one or more of these policies you may vote “AGAINST” this Proposal 3I. However, the Board of each Fund recommends that you vote “FOR” Sub-Proposal 3I.

WHY IS THE BOARD RECOMMENDING THAT CERTAIN FUNDAMENTAL INVESTMENT POLICIES BE ELIMINATED, AND WHAT EFFECT WILL THEIR ELIMINATION HAVE ON THE FUND?

Certain of the Funds’ current fundamental investment policies are restatements of restrictions that are already included within the 1940 Act, and thus are applicable to the Fund regardless of whether it is stated as a fundamental investment policy. Other current fundamental investment policies are more restrictive than current SEC staff interpretations or are not required. As previously mentioned, many policies were adopted to satisfy state regulatory requirements that were preempted in 1996 by NSMIA and are no longer applicable.

Current restrictions the Funds are proposing to eliminate include, but are not limited to, those relating to (1) entering into repurchase agreements; (2) purchasing securities that are illiquid; (3) selling securities short; (4) purchasing securities on margin; (5) mortgaging, pledging or hypothecating assets; (6) purchasing securities of other investment management companies; (7) writing, purchasing or selling puts, calls, straddles or spreads; (8) purchasing securities of issuers where affiliated persons of the Fund own a portion of the issuer; (9) investing in issuers with short operating histories; (10) diversification; (11) investing in interests in oil, gas or mineral exploration, drilling, mining or development programs; (12) investing in securities that would subject the fund to unlimited liability (such as assessable shares or partnership interests); (13) investments involving promotion or business management by the fund; (14) investing only in securities on an eligible list; (15) purchasing warrants; and (16) purchasing securities not legal for the investment of trust funds in the District of Colombia.

With respect to eliminating the restriction on purchasing illiquid securities, the Fund would remain subject to the limitations imposed by the SEC staff on an open-end fund’s ability to invest in illiquid securities, which currently prohibits a fund from investing more than 15% of its net assets in illiquid securities, including securities that are not readily marketable.

With respect to eliminating any policy relating to diversification, the 1940 Act requires every mutual fund to state in its registration statement whether it is diversified or non-diversified, and requires any change from diversified to non-diversified status to be approved in advance by fund shareholders. Every Fund, except for WBF, states in its registration statement that it is a diversified fund. A fund is “diversified” under the 1940 Act if at least 75% of its total assets consist of cash and cash items, securities of the U.S. government and its agencies and instrumentalities, securities of other investment companies, and other securities limited as to any one issuer in an amount not greater than 5% of the value of the total assets of the fund and not more than 10% of the outstanding voting securities of the issuer. These limitations do not apply for up to 25% of the fund’s total assets. The elimination of a Fund’s fundamental investment policy related to diversification pursuant to this Sub-Proposal 3I would not change the Fund’s status as diversified or non-diversified; rather, it simply eliminates a policy that need not be stated as a fundamental investment policy because it otherwise applies to the Fund by virtue of the Fund’s “diversification” classification in its registration statement. No vote is being sought to reclassify any Fund’s diversification classification.

CRMC has recommended, and the Board has determined, that these types of policies (referred to in this Sub-Proposal 3I as the “Restrictions”) should be eliminated and that their elimination is consistent with federal securities laws. The Restrictions recommended to be eliminated consist of all of the Fund’s fundamental investment policies other than those proposed in Sub-Proposals 3A through 3H and other than a policy regarding investing in companies for the purpose of management or control. By reducing the total number of investment policies that can be changed only by a shareholder vote, the Board believes that the Fund will be able to reduce the costs and delays associated with holding future shareholder meetings for the purpose of revising fundamental investment policies that become outdated or inappropriate. Elimination of the Restrictions would also enable the Fund to be managed in accordance with the then-current requirements of the 1940 Act, without being constrained by additional and unnecessary limitations. The Board believes that the elimination of the Restrictions is in the best interest of the Fund’s shareholders as it will provide the Fund with increased flexibility to pursue its investment objectives and will enhance CRMC’s ability to manage the Fund’s assets in a changing investment environment.

WHICH RESTRICTIONS IS THE BOARD RECOMMENDING THAT THE FUND ELIMINATE?

The Fund is currently subject to certain Restrictions that are proposed to be eliminated. The language of the Restrictions has been included in Appendix 7.

WHAT ARE THE RISKS, IF ANY, IN ELIMINATING THE RESTRICTIONS?

At this time the Board does not anticipate that eliminating the applicable Restrictions will result in any additional material risk to the Fund. If this Sub-Proposal 3I is approved, the Fund will continue to be subject to the limitations of the 1940 Act, and any rule, SEC staff interpretation and exemptive orders granted under the 1940 Act. Moreover, the Fund does not currently intend to change its present investment practices as a result of eliminating such Restrictions.

THE BOARD OF EACH FUND RECOMMENDS

THAT YOU VOTE “FOR” SUB-PROPOSAL 3I.

PROPOSAL 4: TO APPROVE A POLICY ALLOWING THE APPOINTMENT OF SUBSIDIARY ADVISERS WITHOUT ADDITIONAL SHAREHOLDER APPROVAL

WHAT IS THE REASON FOR THIS POLICY?

CRMC serves as the investment adviser to the Funds, subject to the authority of the Board of each Fund. Currently, CRMC manages equity assets through two investment divisions, Capital World Investors (“CWI”) and Capital Research Global Investors (“CRGI”). Under the Investment Advisory and Service Agreement or Investment Advisory Agreement, as applicable, between CRMC and each Fund, with the amendments set forth in Proposal 5 of this Joint Proxy Statement, CRMC would be authorized, at its own expense, to enter into a Subsidiary Agreement with one or more subsidiary advisers, to whom CRMC may delegate day-to-day investment management responsibility for a Fund, or its series, as applicable. CRMC’s current intention is to incorporate CWI and CRGI as wholly owned subsidiaries and enter into subsidiary agreements with those entities for the day-to-day investment management of the Funds. While incorporating CWI and CRGI as subsidiaries of CRMC will help in gaining recognition of these entities as separate investors for investment limit and ownership reporting purposes in many countries outside of the United States, we do not expect any significant change to current operations since CWI and CRGI currently operate as independent divisions of CRMC. In light of how investment limit and ownership reporting requirements in certain countries outside of the United States are currently applied to CRMC and its divisions, such requirements could limit the investment flexibility of the Funds and potentially foreclose or hinder attractive investment opportunities. Currently, CRMC intends to continue providing the day-to-day investment management services to the fixed-income Funds it advises through its Fixed-Income investment division, but in the future could incorporate this division as a subsidiary and engage it as a subsidiary adviser to the fixed-income Funds.

Currently, in order for CRMC to appoint a subsidiary adviser, change a subsidiary adviser or materially modify a Subsidiary Agreement, the 1940 Act could be interpreted to require a Fund to call and hold a shareholder meeting, create and distribute proxy materials, and solicit votes from its shareholders. This process is time-intensive, costly and slow. Without the delay inherent in holding shareholder meetings, the Fund would be able to act more quickly to appoint a subsidiary adviser when the Board and CRMC believe that the appointment would benefit the Fund. If the shareholders of a Fund do not approve this subsidiary adviser arrangement, decisions regarding a proposed subsidiary adviser for that Fund or a material change to a Subsidiary Agreement with respect to that Fund could require separate shareholder approval.

The Board recommends that you vote “FOR” this proposal to allow CRMC the flexibility to provide its investment advisory services to the Fund through one or more subsidiary advisers and provide CRMC with the maximum flexibility to select, supervise and evaluate subsidiary advisers without incurring the delay or expense inherent in obtaining further shareholder approval. Any appointment of, or change in, subsidiary advisers would continue to require the approval of the Fund’s Board and shareholders would receive notice of the engagement of a new subsidiary adviser. In addition, CRMC will retain ultimate responsibility to oversee the subsidiary advisers.

WHY IS THIS POLICY NECESSARY?

The Funds, along with CRMC and The Capital Group Companies, Inc. (“CGC”), CRMC’s direct parent, have applied for an exemptive order from the SEC (the “exemptive order”) for relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act.

Provisions of the 1940 Act could be interpreted to require that shareholders of a mutual fund approve a subsidiary agreement with the subsidiary adviser and material amendments to an existing subsidiary agreement. We expect that, if granted, the exemptive order will provide that if shareholders of a Fund approve this policy, CRMC will be authorized to evaluate and, subject to review and approval by the Board, select and retain new subsidiary advisers for the Fund, and modify the Fund’s existing Subsidiary Agreement with a subsidiary adviser, without obtaining further approval from the Fund’s shareholders. Pursuant to the exemptive order, without shareholder approval CRMC would only be permitted to (1) terminate a subsidiary adviser that is a direct or indirect wholly owned subsidiary of CRMC or CGC (a “Wholly Owned Subsidiary Adviser”) and enter into a Subsidiary Agreement with another Wholly Owned Subsidiary Adviser; (2) terminate a Wholly Owned Subsidiary Adviser and enter into a Subsidiary Agreement with a subsidiary adviser that is a direct or indirect majority owned (50% or more) subsidiary of CRMC or CGC (a “Majority Owned Subsidiary Adviser”); or (3) terminate a Majority Owned Subsidiary Adviser and enter into a Subsidiary Agreement with another Majority Owned Subsidiary Adviser in which CGC has a direct or indirect ownership interest that is equal to or less than CGC’s direct or indirect ownership interest in the terminated subsidiary adviser. All such changes are referred to as “Eligible Subsidiary Adviser Changes.” Eligible Subsidiary Adviser Changes would not permit CRMC to engage unaffiliated investment advisers without a shareholder vote. Shareholders of the Fund are being asked to approve this subsidiary adviser arrangement subject to the conditions of an exemptive order issued by the SEC. As mentioned above, CRMC’s current intention is to incorporate CWI and CRGI, engage them as Wholly Owned Subsidiary Advisers and retain the flexibility to change day-to-day investment management of the Fund from one of these entities to another, subject to Board approval, but without having to obtain further shareholder approval.

Other than relief from the requirement to have any future Eligible Subsidiary Adviser Changes or amendments to Subsidiary Agreements approved at a meeting of the Fund’s shareholders, approval of the subsidiary adviser arrangement will not affect any of the requirements under the federal securities laws that govern the Fund, CRMC, CGC, any proposed subsidiary adviser or any proposed Subsidiary Agreements with a subsidiary adviser. The Board of the Fund, including the Independent Directors, will continue to evaluate and approve all new Subsidiary Agreements with respect to the Fund between CRMC and any subsidiary adviser, as well as all material changes to any Subsidiary Agreement. Fund shareholders will continue to evaluate and approve all new subsidiary arrangements with respect to a Fund between CRMC and any subsidiary adviser that is not an Eligible Subsidiary Adviser Change.

If shareholders approve this Proposal 4 and the SEC grants the exemptive order, CRMC will determine, in consultation with the Funds’ Boards, the appropriate time to implement the subsidiary adviser arrangement.

WHAT ARE THE EXPECTED CONDITIONS OF THE EXEMPTIVE ORDER?

We expect that each Fund, CRMC and CGC will be subject to several conditions imposed by the SEC under the exemptive order, if granted, to protect the interests of the Fund’s shareholders whenever CRMC acts under the subsidiary adviser arrangement. These conditions are likely to include the following:

•
The approval of the shareholders of the Fund is required before the Fund may operate under the subsidiary adviser arrangement. The shareholder approval sought here is intended to satisfy this condition with respect to the Fund.

•	CRMC will provide general management services to each Fund, including overall supervisory responsibility for the general management and investment of the Fund’s assets.

•
CRMC will supervise each subsidiary adviser in the performance of its duties for a Fund with a view to preventing violations of the federal securities laws. Each advisory agreement between the Fund and CRMC will provide that CRMC will so supervise each subsidiary adviser.

•
Within 90 days of hiring any new subsidiary adviser, Fund shareholders must be furnished all information about the new subsidiary adviser that would be included in a proxy statement related to their approval of a new Subsidiary Agreement in the absence of a subsidiary adviser arrangement.

•
If any new subsidiary agreement or amendment to a subsidiary agreement would result in an increase in the rate of overall management and advisory fees payable by a Fund, that agreement or amendment will have to be approved by the shareholders of the affected Fund.

•	The exemptive order will expire on the effective date of any rule adopted by the SEC that provides relief substantially similar to that contained in the exemptive order.
WILL THE SUBSIDIARY ADVISER ARRANGEMENT AFFECT THE FUNDS’ INVESTMENT ADVISORY FEES?

No. Shareholder approval of this Proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by the Fund to CRMC since the approval will not result in any change to the investment advisory fee and breakpoint schedule set forth in the Fund’s Investment Advisory and Service Agreement or Investment Advisory Agreement, as applicable. Additionally, the Fund will not pay any fees to a subsidiary adviser. CRMC will compensate each subsidiary adviser out of the fees paid to CRMC under its Investment Advisory and Service Agreement or Investment Advisory Agreement with the Fund. If a Fund implements this policy, CRMC, pursuant to its Investment Advisory and Service Agreement or Investment Advisory Agreement with the Fund, will continue, directly or through subsidiary advisers, to provide the same level of management and administrative services to the Fund as it provides currently.

BOARD APPROVAL OF THE SUBSIDIARY ADVISER ARRANGEMENT

At a recent meeting of each Board, the Board, including the Independent Directors, approved the use of the subsidiary adviser arrangement and determined that shareholder approval should be sought for the same. Reasons for approving the arrangement generally include the following:

1.	A subsidiary adviser arrangement will enable the Board of each Fund to act more quickly, with less expense to the Fund, in appointing new subsidiary advisers when the Board and CRMC believe that such appointment would be in the best interests of the Fund and its shareholders;

2.	CRMC would continue to be directly responsible for supervising the activities and performance of each subsidiary adviser, for taking reasonable steps to assure that the subsidiary adviser complies with the Fund’s investment policies and procedures and with applicable legal requirements, and for reporting to the Board regarding these matters;

3.	No subsidiary adviser could be appointed, removed or replaced for a Fund without the applicable Board’s approval; and

4.	Each Board also recognized that the services to be provided by CWI and CRGI, as incorporated subsidiaries, would be substantially the same as the services CWI and CRGI currently provide as divisions of CRMC.

THE BOARD OF EACH FUND RECOMMENDS

THAT YOU VOTE “FOR” PROPOSAL 4.

PROPOSAL 5: TO APPROVE AMENDMENTS TO INVESTMENT ADVISORY AND SERVICE AGREEMENTS OR INVESTMENT ADVISORY AGREEMENTS

You are being asked to approve amendments to the Investment Advisory and Service Agreement or, in the case of TEFMD/VA and WMIF, amendments to the Investment Advisory Agreement (each such agreement as amended, an “Amended and Restated Investment Advisory Agreement”) between the Fund and its investment adviser, CRMC.

WHY IS THE INVESTMENT ADVISORY AND SERVICE AGREEMENT OR INVESTMENT ADVISORY AGREEMENT BEING AMENDED?

In order to implement the subsidiary adviser arrangement referred to in Proposal 4, the Fund’s existing Investment Advisory and Service Agreement or Investment Advisory Agreement (the “Current Investment Advisory Agreement”) must be amended to allow for CRMC to engage subsidiary advisers to provide the day-to-day investment management services for the Fund. In addition to providing for the engagement of subsidiary advisers, other changes are being proposed to standardize, to the extent possible, the terms of the Amended and Restated Investment Advisory Agreements across all of the Funds. This standardization does not apply to advisory fees contained in the agreements.

The 1940 Act requires that each Investment Advisory and Service Agreement or Investment Advisory Agreement for a Fund and any material amendment thereto be approved by the shareholders of the Fund in order for it to become effective. The Board, including a majority of its Independent Directors, has approved the Amended and Restated Investment Advisory Agreement for the Fund and has recommended its approval by the shareholders of the Fund for the reasons discussed below. If shareholders do not approve the Amended and Restated Investment Advisory Agreement, CRMC will continue to manage the Fund pursuant to the terms of the Current Investment Advisory Agreement.

The Board recommends that you vote in favor of this Proposal because the Amended and Restated Investment Advisory Agreement would allow the Fund and CRMC to implement the subsidiary adviser arrangement and because it standardizes and updates the terms of the Fund’s Current Investment Advisory Agreement, other than advisory fees. Adopting standard terms for all Investment Advisory and Service Agreements or Investment Advisory Agreements for all Funds is expected to streamline the Boards’ review of such agreements in the future and the Boards’ and CRMC’s administration and monitoring of performance under such agreements. There will be no decrease in services provided by CRMC and no increase in investment advisory fees under any Fund’s Amended and Restated Investment Advisory Agreement.

The date of each Current Investment Advisory Agreement, the date on which the continuation of such agreement was last approved by the applicable Board, the date on which such agreement was approved by shareholders of the applicable Fund, and the contractual investment advisory fees payable to CRMC as investment adviser to the Fund under such agreement are set forth in Appendix 8 to this Joint Proxy Statement. Appendix 8 also sets forth aggregate advisory fees and other fees paid to CRMC during each Fund’s last fiscal year and fees paid to affiliated persons of CRMC by each Fund during such Fund’s last fiscal year.

WHAT IS BEING AMENDED IN THE INVESTMENT ADVISORY AND SERVICE AGREEMENT OR INVESTMENT ADVISORY AGREEMENT?

As mentioned above, the Current Investment Advisory Agreement is being amended mainly to allow CRMC to engage subsidiary advisers to provide the day-to-day investment management services to the Funds. Initially, if Proposals 4, 5 and 6 are approved, CRMC’s intention is to incorporate CRGI and CWI as subsidiaries and engage one or both of those entities as the subsidiary adviser(s) to the Funds. The Current Investment Advisory Agreement of each Fund would also be amended such that the Amended and Restated Investment Advisory Agreement is standardized across the Funds.

Set forth below is a general description of the terms of the Amended and Restated Investment Advisory Agreements, along with descriptions of the amendments to the terms of the Current Investment Advisory Agreements. You should refer to the copy of the applicable form of Amended and Restated Investment Advisory Agreement attached as Exhibit D-1 or D-2 to this Joint Proxy Statement for the complete terms of the applicable Amended and Restated Investment Advisory Agreement.

Investment Advisory and Administrative Services. This section of the Amended and Restated Investment Advisory Agreement of each Fund is substantially similar to that in the Current Investment Advisory Agreement. Both agreements state that CRMC is to provide supervision of the portfolio of the Fund and determine what securities or other property shall be purchased or sold by the Fund, giving due consideration to the policies of the Fund. Under the agreements, CRMC also furnishes services to perform the executive, administrative, clerical and bookkeeping functions of the Fund. However, the Amended and Restated Investment Advisory Agreement and the Current Investment Advisory Agreement for TEFMD/VA and WMIF provides that the services furnished by CRMC are limited to investment management services, as business management services are provided by Washington Management Corporation pursuant to a separate business management agreement (the “Business Management Agreement”). CRMC and Washington Management Corporation each pays the compensation and travel expenses of the personnel it employs for these functions, and such personnel serve without any additional compensation from the Fund.

Subsidiary Advisers. The Amended and Restated Investment Advisory Agreement of each Fund provides that CRMC has the ability to engage one or more subsidiary advisers to provide the day-to-day investment management services for the Fund. The agreement further provides that CRMC will provide general management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund’s assets, and, subject to review and approval of the Board, will: (a) set the Fund’s overall investment strategies; (b) evaluate, select and recommend subsidiary advisers to manage all or a part of the Fund’s assets; (c) when appropriate, allocate and reallocate the Fund’s assets among multiple subsidiary advisers; (d) monitor and evaluate the performance of subsidiary advisers; and (e) implement procedures reasonably designed to ensure that the subsidiary advisers comply with the Fund’s investment objective, policies and restrictions. In addition, CRMC will compensate each subsidiary adviser out of the fees paid to CRMC under its Amended and Restated Investment Advisory Agreement with the Fund. Subsidiary Advisers will not receive any additional compensation from the Fund.

This section is being added to the Current Investment Advisory Agreements so that the Funds and CRMC may implement the affiliated subsidiary adviser arrangement referred to in Proposal 4.

Expenses. This section of the Amended and Restated Investment Advisory Agreement of each Fund is substantially similar to that in the Current Investment Advisory Agreement, or in the case of WMIF, the Business Management Agreement. Each of the agreements state that the Fund shall pay all of its expenses not assumed by CRMC, including, but not limited to, custodial and stock transfer fees, service and distribution fees pursuant to plans under Rule 12b-1 of the 1940 Act, compensation, fees and expenses paid to directors/trustees of the Fund, and shareholder servicing fees.

NPF’s Current Investment Advisory Agreement provides that CRMC will pay the travel expenses incurred in connection with attendance at meetings of the Fund’s board and advisory board, but not the compensation of the board members or the advisory board members. The Board of NPF proposes to eliminate this provision, and as such, the omission of this provision will be reflected in its Amended and Restated Investment Advisory Agreement. The Board of NPF has determined that the expenses referred to in this clause are minimal, that elimination of this provision will not materially impact the Fund’s total annual expenses and that these expenses are appropriately Fund expenses.

Fees. Under the Current Investment Advisory Agreement, the Fund pays CRMC, as compensation for its services, a fee computed at an annual rate as shown in Appendix 8 of this Joint Proxy Statement. The fee payable by the Fund under its Amended and Restated Investment Advisory Agreement will be computed at the same annual rate. Except as set forth below, there is no change in the fee payable by any Fund under its Amended and Restated Investment Advisory Agreement.

The Current Investment Advisory Agreement for all of the Funds, except AMF and ICA, provides that the Fund will pay CRMC for services rendered at an annual rate (as set forth in Appendix 8) calculated on the daily assets of the Fund. The Current Investment Advisory Agreement for each of AMF and ICA provides for the investment advisory fee to be calculated based on the assets of that Fund at a point in time at month end, rather than on daily net assets. The Board of each of AMF and ICA are proposing to amend their Current Investment Advisory Agreements to provide that the investment advisory fee be calculated based on daily net assets. Because net assets of a fund may fluctuate throughout a month, calculating the investment advisory fee based on daily net assets gives a more accurate reflection of the true assets, and associated investment advisory fee, of the Fund during a given month. The Boards of AMF and ICA do not suggest that the investment advisory fee will always be lower in any given month if calculated on daily net assets instead of using month-end assets. Rather the Boards believe that using daily net assets to calculate the fee is a superior method than using month-end assets, as net assets at a point in time at month-end may not be a true reflection of the Fund’s assets throughout the month. For example, if the Fund is in a period of net inflows during the month, the fee may be higher if using month-end assets rather than daily net assets, but if the Fund is in a period of net redemptions during the month, the fee may be lower if using month-end assets rather than daily net assets. For the reasons set forth above, the Boards of AMF and ICA each believe that amending the Current Investment Advisory Agreement of their corresponding Fund in the manner discussed above is in the best interests of the Fund and its shareholders.

The Current Investment Advisory Agreement for each of AMF, FI, IFA and NEF contains two investment advisory fee and breakpoint schedules. As the assets of these Funds increased, their Boards implemented a “new” fee and breakpoint schedule that reduced the effective investment advisory fee at the new asset levels. Shareholder approval of the new schedule was not required since it lowered the effective investment advisory fee; however, because the “old” fee and breakpoint schedule could technically result in a lower fee at certain asset levels, the Funds retained the old schedules. The “old” and “new” investment advisory fee and breakpoint schedules for AMF, FI, IFA and NEF are set forth in Appendix 8 to this Joint Proxy Statement. The Boards of each of AMF, FI, IFA and NEF are proposing to amend their corresponding Fund’s Current Investment Advisory Agreement by eliminating the old fee and breakpoint schedule. While the elimination of the old schedule could technically result in a higher fee paid to CRMC at low asset levels for the Fund, it is not likely, even considering recent market conditions, that the Funds’ assets would decrease to asset levels required for the old fee schedule to result in a lower investment advisory fee as compared to the new schedule. Since the implementation of the new investment advisory fee and breakpoint schedule, none of these Funds have paid CRMC based on the old schedule. The table below shows the date the new schedule was implemented, the assets of each Fund at June 30, 2009, the annual investment advisory fee calculated using the old and the new schedules at such asset level (for a true comparison, the fees are calculated based on assets at a point in time), and the approximate Fund asset level at which the old schedule would result in a lower fee than the new schedule.

Fund	Date of “new” schedule	Assets as of 06/30/2009 (in millions)	Fee under “old” schedule (in millions)	Fee under “new” schedule (in millions)	Asset level for “old” schedule to result in a lower fee (in millions)
AMF	03/01/1995	$13,324	$38.57	$35.79	$3,000
FI	06/01/1998	36,914	103.68	95.27	8,000
IFA	01/01/1999	56,430	157.76	154.09	8,000
NEF	02/01/1995	6,004	26.18	25.07	2,967
CRMC and certain of its affiliates are currently defendants in class action litigation cases, which include allegations that fees paid by one or more American Funds to CRMC and/or its affiliates were excessive. The cases are in various stages of litigation. CRMC believes each of these cases is without merit and is vigorously defending against them.

Term and Continuance. Each Current Investment Advisory Agreement has been in effect for an initial term and for successive one-year periods subject to such continuance being approved annually in the manner required by the 1940 Act. If approved by the Fund’s shareholders, that Fund’s Amended and Restated Investment Advisory Agreement would terminate on the date set forth for each Fund in Appendix 8 as may be extended by the Board, unless sooner terminated as set forth therein. Thereafter, if not terminated, the Amended and Restated Investment Advisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board, or (b) by a vote of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Fund, provided that in either event the continuance is also approved by a majority of the Directors who are neither parties to the Amended and Restated Investment Advisory Agreement nor interested persons of any such party, at a meeting called for the purpose of voting on such approval.

Termination. The Amended and Restated Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to CRMC, or by CRMC on sixty (60) days’ written notice to the Fund. The Amended and Restated Investment Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Current Investment Advisory Agreements contain the same termination provisions.

Liability. This section of the Amended and Restated Investment Advisory Agreement of each Fund is substantially similar to that in the Current Investment Advisory Agreement. The Amended and Restated Investment Advisory Agreement states that CRMC shall not be liable to the Fund or its stockholders for any error in judgment, mistake of law, any loss arising out of any investment, or any act or omission not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the agreement.

Other provisions. The Board of each Fund proposes amending the Current Investment Advisory Agreements to eliminate other provisions that are no longer operational or required. The Current Investment Advisory Agreement for AHIM, IBFA, LTEX, TEBF, TEFCA and TEFMD/VA contain provisions for the payment of expenses by CRMC that would be reimbursed by the Fund. These provisions have expired by their terms and would not be in the Amended and Restated Investment Advisory Agreement.

The Current Investment Advisory Agreements for all of the Funds (except AFTD, MMF, STBF, TEFMD/VA and WMIF) contain provisions stating that CRMC will reduce its fee and/or reimburse the Fund with respect to Class A shares if the expenses of the Class A shares of the Fund (excluding certain expenses) (i) exceed expense limitations applicable to the Fund by state securities laws and/or (ii) exceed a specified percentage of Class A share assets or income (the percentages were based on state laws in effect at the time the agreements were adopted). The language of these provisions is set forth in Appendix 9 to this Joint Proxy Statement. These provisions are either no longer applicable to the Funds because state securities laws have been preempted by NSMIA or because it is unforeseeable that the provisions would apply to the Funds since substantially all of each Fund’s expenses are based on the net assets of the Fund and are not fixed expenses. The Boards of these Funds propose to amend the Current Investment Advisory Agreements to exclude these provisions in the Amended and Restated Investment Advisory Agreement.

BOARD EVALUATION OF THE AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

At a recent meeting of each Board, Directors reviewed and considered an Amended and Restated Investment Advisory Agreement between CRMC and the Fund, in order to determine whether the agreement should be approved. Following their review and consideration, the Board determined that the Amended and Restated Investment Advisory Agreement will enable shareholders of the Fund to continue to enjoy high quality services at a cost that is appropriate, reasonable and in the best interests of the Fund and its shareholders. The Board, including the Independent Directors, approved the Amended and Restated Investment Advisory Agreements and appointment of CRMC as investment adviser to the Fund under such agreements.

In reaching this decision, the Board took into account information furnished to it throughout the year, including information provided to it or its Governance and/or Contracts Committee, as applicable, at its most recent meeting to review and approve the Fund’s Current Investment Advisory Agreement, as well as information prepared specifically in connection with its review of the agreement. In addition, the Independent Directors were advised by their independent counsel. During its most recent review of the Current Investment Advisory Agreement and its consideration of the Amended and Restated Investment Advisory Agreement, the Board considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor in reaching its decision.

Nature, extent and quality of services. The Board considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities, including the contemplated incorporation of CWI and CRGI, which would provide day-to-day investment management services for the Fund. The Board considered, among other things, the impact of current market conditions on the Fund. The Board also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the Fund under the Current Investment Advisory Agreement and other agreements, which are not expected to change under the Amended and Restated Investment Advisory Agreement, as well as the benefits to Fund shareholders from investing in a fund that is part of a large family of funds. The Board concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the Fund and its shareholders.

Investment results. The Board considered the investment results of the Fund in light of its objective(s). It compared the Fund’s total returns with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the Fund is included) and market data such as relevant market indices, in each case as available at the time of the related meetings. The Board concluded that long-term results have been satisfactory and that CRMC’s record in managing the Fund indicated that its continued management should benefit the Fund and its shareholders.

Advisory fees and total expenses. The Board noted that the investment advisory fee and breakpoint schedule in the Current Investment Advisory Agreement was not being amended, other than as discussed above in the “Fees” section of this Proposal. The Board noted that at its most recent meeting to review the Current Investment Advisory Agreement, it compared the advisory fees and total expense levels of the Fund to those of other relevant funds. It observed that the Fund’s advisory fees and expenses remain significantly below those of most other relevant funds. At that meeting the Board also noted the breakpoint discounts in the Fund’s advisory fee structure that reduce the level of fees charged by CRMC to the Fund as fund assets increase. In addition, it reviewed information regarding the advisory fee paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the Funds. The Board concluded that the Fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the Fund.

Ancillary benefits. The Board considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the Fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the Fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The Board has reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The Board took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the Fund.

Adviser financial information. The Board reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and the resources of investment, compliance, trading, accounting and other administrative operations. It considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. It noted information previously received regarding the compensation structure for CRMC’s investment professionals. The Board also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The Board noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance to the Fund in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The Board further considered the breakpoint discounts in the Fund’s advisory fee structure, reflecting benefits that may accrue from growth in assets. The Board concluded that the Fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the Fund’s shareholders.

THE BOARD OF EACH FUND RECOMMENDS

THAT YOU VOTE “FOR” PROPOSAL 5

PROPOSAL 6: TO APPROVE A FORM OF SUBSIDIARY AGREEMENT AND APPOINTMENT OF SUBSIDIARY ADVISER(S)

You are being asked to approve a form of Subsidiary Agreement (the “Subsidiary Agreement”) and appointment of one or more subsidiary advisers to the Fund, initially CRGI and/or CWI.

WHY IS THIS PROPOSAL AND A SUBSIDIARY AGREEMENT NECESSARY?

In Proposal 4 shareholders are being asked to approve a subsidiary adviser arrangement and in Proposal 5 shareholders are being asked to approve an Amended and Restated Investment Advisory Agreement between the Fund and CRMC that provides for the engagement of subsidiary advisers. Approval of this Proposal is necessary in order to implement the subsidiary adviser arrangement by enabling the engagement of subsidiary advisers by CRMC through a Subsidiary Agreement and by effectuating the appointment of CRGI and/or CWI as the initial subsidiary adviser(s) to the Funds.

Currently, CRMC manages the equity assets of the Funds through either or both of CRGI and CWI as divisions of CRMC. These divisions are recognized as separate investors for purposes of reporting securities ownership to the SEC in the United States. However, in order to help gain the same recognition with respect to investment limits and ownership reporting in many countries outside the United States, CRMC may incorporate CRGI and CWI as subsidiaries. Absent such incorporation, the investment limit and ownership reporting requirements of these countries could limit the investment flexibility of the Funds. In order to implement this arrangement, CRMC would need to engage CRGI and CWI to provide day-to-day investment management for the Funds pursuant to a Subsidiary Agreement. While CRMC currently intends to continue providing day-to-day investment management services to the fixed-income Funds it advises through its Fixed-Income investment division, it may in the future incorporate this division as a subsidiary and engage it as a subsidiary adviser to the fixed-income Funds pursuant to a Subsidiary Agreement.

WILL THIS CHANGE THE WAY MY FUND’S PORTFOLIO IS MANAGED?

The incorporation of CRGI and CWI as subsidiaries of CRMC and subsequent engagement of one or both of these entities under a Subsidiary Agreement would not result in any significant change to current operations. CRMC would remain as the investment adviser to the Funds and will provide general management services to each Fund, including overall supervisory responsibility for the general management and investment of the Fund’s assets. CRGI’s and/or CWI’s responsibility over the day-to-day investment management services for the Fund would be essentially the same as it is today. By voting in favor of this Proposal to approve the Subsidiary Agreement, you are also voting in favor of allowing CRMC, at a future date in conjunction with the incorporation of CRGI and CWI as subsidiaries of CRMC, to enter into a Subsidiary Agreement with the division(s)—CRGI and/or CWI—then responsible for the Fund’s day-to-day investment management. In addition, if CRMC incorporates its Fixed-Income investment division as a subsidiary at some future point, you are voting in favor of allowing CRMC to enter into a Subsidiary Agreement with that entity with respect to fixed-income Funds.

WILL THE SUBSIDIARY AGREEMENT(S) INCREASE THE ADVISORY FEE OF MY FUND?

No, the Subsidiary Agreement sets forth that CRMC will be solely responsible for compensating each subsidiary adviser. The Fund will not be responsible for paying any fees to a subsidiary adviser pursuant to a Subsidiary Agreement.

WHAT ARE THE RELEVANT PROVISIONS OF THE SUBSIDIARY AGREEMENT?

Set forth below is a general description of the terms of the Subsidiary Agreement, a form of which is attached as Exhibit E to this Joint Proxy Statement.

Day-to-day investment advisory services. The Subsidiary Agreement provides that the subsidiary adviser, subject to the control and supervision of the Fund’s Board and CRMC, shall have full investment discretion for the Fund and shall make all determinations with respect to (i) the investment of the Fund’s assets assigned to the subsidiary adviser; (ii) the purchase and sale of portfolio securities with those assets, and (iii) any steps that may be necessary to implement an investment decision. The agreement further states that all services provided by the subsidiary adviser shall be made in accordance with the Amended and Restated Investment Advisory Agreement, as amended from time to time and communicated to the subsidiary adviser in writing.

Expenses. The Subsidiary Agreement states that the subsidiary adviser shall pay all of its expenses associated with performing under the agreement.

Fees. Under the Subsidiary Agreement, CRMC is solely responsible for paying the subsidiary adviser each month for services rendered during the previous month based on a schedule agreed to by CRMC and the subsidiary adviser. The subsidiary adviser agrees to seek its fees solely from CRMC, and not from the Fund.

Term and continuance. If approved by a Fund’s shareholders, that Fund’s Subsidiary Agreement(s) would terminate, unless sooner terminated as set forth therein, on the date set forth for the Fund in Appendix 8 as may be extended by the Fund’s Board. Thereafter, if not terminated, the Subsidiary Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board, or (b) by a vote of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Fund, provided that in either event the continuance is also approved by a majority of the Fund’s Directors who are neither parties to the Subsidiary Agreement nor interested persons of any such party, at a meeting called for the purpose of voting on such approval.

Termination. The Subsidiary Agreement may be terminated at any time, without the payment of any penalty, by CRMC or the Board or by vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the subsidiary adviser, or by the subsidiary adviser on sixty (60) days’ written notice to CRMC. The Subsidiary Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Liability. The subsidiary adviser agrees to indemnify CRMC against any claims relating to any actions by the subsidiary adviser that were not made in good faith with respect to its responsibilities under the Subsidiary Agreement. CRMC agrees to indemnify the subsidiary adviser against any claims with respect to the Amended and Restated Investment Advisory Agreement or the Subsidiary Agreement, except to the extent the subsidiary adviser did not act in good faith.

DID THE BOARD APPROVE THE SUBSIDIARY AGREEMENT?

At a recent meeting of the Board, including its Independent Directors, the Board approved the Subsidiary Agreement and determined that shareholder approval should be sought for this agreement. The Board recommends that you vote in favor of this Proposal because the Subsidiary Agreement, along with approval of the Amended and Restated Investment Advisory Agreement in Proposal 5, would allow the Fund and CRMC to implement the subsidiary adviser arrangement set forth in Proposal 4.

In making their determination, the Directors considered that CRMC would remain as the investment adviser to the Fund and that each of CRGI and CWI, as subsidiaries of CRMC, would be providing essentially the same services they provide as divisions today. They also considered that there will be no decrease in services provided by CRMC and no increase in investment advisory fees paid by the Fund pursuant to the Subsidiary Agreement. The Directors also considered that CRGI and CWI, as subsidiaries of CRMC, will employ many of the investment professionals currently in the organization and will be able to continue to attract top caliber investment professionals to provide investment services to the Fund. Directors considered that these factors will enable shareholders of the Fund to continue to enjoy high quality services at a cost that is appropriate, reasonable and in the best interests of the Fund and its shareholders.

THE BOARD OF EACH FUND RECOMMENDS

THAT YOU VOTE “FOR” PROPOSAL 6.

PROPOSAL 7: TO APPROVE CHANGES TO AN INVESTMENT POLICY OF THE NEW ECONOMY FUND (APPLIES ONLY TO NEF)

Shareholders of The New Economy Fund are being asked to approve changes to an investment policy of their Fund. Currently, the Fund is restricted to investing primarily in companies in the service and information areas of the global economy, as described in its prospectus. The proposed changes would permit the Fund to make investments in any company, regardless of industry classification, provided the Fund’s investment adviser determines the company in question could participate and thrive in the “new economy,” as expanded upon in the objective and revised policy below. The Fund would continue to have an objective to provide shareholders with long-term growth of capital. The Fund would also continue to be able to invest up to 45% of its assets outside the United States.

If this Proposal is approved, the objective and revised investment policy for The New Economy Fund would be:

“The investment objective of the fund is long-term growth of capital. The fund seeks to achieve this objective by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy. Current income is a secondary consideration.”

WHY ARE CHANGES TO THE FUND’S INVESTMENT POLICY BEING PROPOSED?

The Fund was formed in 1983 to seek long-term growth of capital by primarily investing in stocks of companies in the services and information areas of the global economy. At that time, a profound shift was occurring in the United States — and to a lesser extent, in the rest of the global economy — toward the service and information areas and away from traditional manufacturing. Many commentators and the popular press dubbed the emergence of companies in these areas as the “new economy.” Consequently, the Fund, taking on the name of “The New Economy Fund,” was formed to focus on these developments.

However, it is inherently difficult to articulate a precise formula for what constitutes the new economy at any given point in time; a concept that, by its very nature, will change over time in unanticipated ways. Accordingly, due to the increasing dynamism of the global economy, CRMC and the Fund’s Board believe that continuing to restrict the Fund to one area or sector may inhibit the Fund’s ability to participate fully in opportunities consistent with its original mission. For example, as “traditional” manufacturers become more innovative and efficient by incorporating new service and information technologies into their operations, without a broader mandate, the Fund may be forced to exclude investment opportunities with important participants in the new economy of the future. The Fund’s new articulation of its strategy is designed to adjust to innovations as the “new economy” shifts and develops in new and different ways. CRMC and the Fund’s Board believe that broadening the Fund’s ability to invest in companies outside of any particular area or sector will benefit the Fund over the long term.

HOW DO THE PROPOSED CHANGES TO THE FUND’S INVESTMENT POLICY BENEFIT THE FUND?

As a practical matter, the proposed changes to the Fund’s investment policy, if approved, would result in the elimination of any industry or sector restrictions on the Fund, other than restrictions imposed by the 1940 Act. By eliminating these restrictions, the Fund will benefit by being able to expand its investment universe. This provides the Fund with greater investment flexibility to take advantage of attractive opportunities as they arise. The Fund will, however, remain subject to many of the same risks associated with the Fund prior to this change in the Fund’s investment policy.

WILL THE PROPOSED CHANGES TO THE FUND’S INVESTMENT POLICY INCREASE THE FUND’S INVESTMENT MANAGEMENT FEE?

No. While the Fund with a broader investment mandate could justify an increase in investment advisory and service fees, no fee adjustment is being proposed in connection with the proposed changes in investment policy.

THE BOARD OF NEF RECOMMENDS

THAT YOU VOTE “FOR” PROPOSAL 7.

PROPOSAL 8: TO CONSIDER A SHAREHOLDER PROPOSAL THAT REQUESTS THE BOARD TO INSTITUTE PROCEDURES TO PREVENT HOLDING INVESTMENTS IN COMPANIES THAT, IN THE JUDGMENT OF THE BOARD, SUBSTANTIALLY CONTRIBUTE TO GENOCIDE OR CRIMES AGAINST HUMANITY, THE MOST EGREGIOUS VIOLATIONS OF HUMAN RIGHTS

This Proposal applies only to the following Funds: AMBAL, AMCAP, AMF, BFA, CIB, EUPAC, FI, GFA, GVT, ICA, IFA, MMF, NPF, NWF, WGI and WMIF.

Certain shareholders of each Fund identified above have advised the Fund that they intend to present the following shareholder proposal at the Fund’s Shareholder Meeting.

For the reasons set forth after the proposal, the Board of each of the Funds recommends a vote “AGAINST” the proposal. No Fund is responsible for the contents of the proposal or the supporting statements. A Fund will provide the names, addresses and shareholdings (to the Fund’s knowledge) of the proponents of a shareholder proposal, to shareholders of that Fund, upon written request sent to the Secretary of the Fund, 333 South Hope Street, 55th Floor, Los Angeles, California 90071, or by calling 800/421-0180.

The proponents submitted the following proposal:

WHEREAS:

American Funds portfolio managers make investment decisions based on financial and legal considerations while seeming to ignore other issues. Even in the face of the most egregious violations of human rights, such as genocide, American Funds has released no policy to prevent investments that help fund or support such human rights violations.

Ordinary individuals, through their investments in American Funds, may inadvertently invest in companies funding genocide because of investment decisions made on their behalf by American Funds. With no policy to prevent these problem investments, American Funds may at any time increase its holdings or involve new funds in such problem investments.

We believe that this problem is not merely theoretical, since many mutual funds are large holders of PetroChina, which, through its closely related parent, China National Petroleum Company, is providing funding that the Government of Sudan uses to conduct genocide in Darfur.

We believe that in the face of the most extreme human rights crises investors share responsibility to act, individually and collectively, in addition to the role and responsibility of governments.

We believe that investors do not want their pensions and family savings connected to genocide. In KRC Research’s 2007 study, 71% of respondents said companies should take extreme cases of human rights abuses, such as genocide, into account rather than base investment decisions solely on economic criteria. Further, over 150,000 people have objected to financial firms about such problem investments. Reasonable people may disagree about what constitutes socially responsible investing, but few people want their savings to be complicit in genocide.

We believe that negative publicity resulting from the many national press reports and widespread consumer protests can damage the company’s reputation, hurt employee morale, increase its cost to acquire customers, and reduce the shareholder base for distributing expenses, all of which can negatively impact American Funds shareholders.

We see no compelling reason to invest in companies that fund genocide. We believe there are ample competitive alternatives and flexibility of investment choices, even with index funds. As noted by Gary Brinson’s classic study, investment returns are affected much more by asset allocation than individual security selections, so avoiding a small number of problem companies need not result in any significant effect on performance.

Investor pressure has proven effective in influencing foreign governments. The campaign against Talisman Energy contributed to the January 2005 Comprehensive Peace Agreement between Khartoum and South Sudan.

RESOLVED:

Shareholders request that the Board institute procedures to prevent holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

DISCUSSION:

In addition to preventing future investments in problem companies, the proposal calls for corrective action to address existing investments in problem companies. If the fund can effectively influence the problem company’s management, then this may be an appropriate action. If not, the security should be sold.

This concludes the proponents’ statement regarding their proposal.

THE BOARDS’ RESPONSE TO THE SHAREHOLDER PROPOSAL AND RECOMMENDATION

CRMC, as investment adviser to the Funds, takes into consideration all material factors in assessing the merits of an investment, including human rights issues, and seeks to achieve the best investment results for each Fund consistent with the Fund’s stated investment objectives and policies. This is consistent with the statements the American Funds have made about human rights issues, which are reproduced below from the American Funds website:

American Funds’ approach to human rights issues

At various times, individuals and groups urge investment firms to divest their holdings in all companies doing business in countries whose governments are violating or threatening the human rights of their own or other countries’ residents. They do so in the belief that total divestment from a country is the best way to bring about needed change.

While some believe total divestment is necessary for change, others generally prefer that the world stay engaged with the offending countries or governments because engagement provides the best — or only — opportunity to exert influence. Moreover, many recognize that divestiture can sometimes be counterproductive, especially when it harms not just the current government but also the economy on which the victims of repression depend for their livelihoods.

Other individuals or groups focus their attention not on whole countries but on individual companies. Shareholders in several mutual fund organizations have considered (and rejected) proxy proposals sponsored by investors that ask fund boards to adopt policies preventing the funds from investing in any company that the board determines is substantially contributing to human rights violations.

Human rights issues are important and are among the factors that can affect companies’ long-term prospects for success. Any human rights issues that may affect companies are considered by our investment professionals as part of the investment management process. This approach is consistent with the stated investment objectives and policies of the funds. We believe considering these issues on a company-by-company basis and as part of the investment management process is preferable either to having the fund boards make these decisions or to dealing with divestiture at the level of the entire country.

We will continue to weigh the impact of these issues and monitor relevant developments as part of our ongoing management of the American Funds.

As discussed above, CRMC and the Funds’ Boards recognize that human rights issues are important, and that they are among the factors that can affect a company’s long-term prospects for success. Accordingly, any human rights issues that may affect a company are considered by investment professionals within CRMC’s organization as part of the investment management process. These issues are considered on a company-by-company basis. This approach is consistent with the stated investment objectives and policies of the Funds.

CRMC and the Funds’ Boards believe that CRMC’s approach of considering these issues on a company-by-company basis and as part of the investment management process is preferable to having fund boards make decisions on these issues, and therefore is preferable to the approach recommended by the shareholder proposal. For these reasons, the Boards recommend that you vote “AGAINST” this Proposal.

THE BOARD OF EACH FUND RECOMMENDS

THAT YOU VOTE “AGAINST” PROPOSAL 8.

PART II

ADDITIONAL INFORMATION ABOUT THE FUNDS

THE INVESTMENT ADVISER. Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071, and 6455 Irvine Center Drive, Irvine, California 92618. Capital Research and Management Company manages the investment portfolios and business affairs of the Funds pursuant to Investment Advisory and Service Agreements and, with respect to TEFMD/VA and WMIF, Investment Advisory Agreements. The principal executive officer and board of directors of Capital Research and Management Company is set forth in Appendix 10 to this Joint Proxy Statement.

THE BUSINESS MANAGER FOR TEFMD/VA AND WMIF. Washington Management Corporation or its predecessors, since TEFMD/VA’s and WMIF’s inception, has provided the services necessary to carry on these funds’ general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of TEFMD/VA’s and WMIF’s contractual service providers, including custodian operations, shareholder services and fund share distribution functions. Washington Management Corporation, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, maintains its principal business address at 1101 Vermont Avenue, NW, Washington, D.C. 20005.

THE UNDERWRITER. American Funds Distributors, Inc., an affiliate of CRMC, is the principal underwriter of the Funds’ shares. American Funds Distributors, Inc. is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

THE TRANSFER AGENT. American Funds Service Company, a wholly owned subsidiary of CRMC, maintains the records of shareholder accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company, or its affiliates, and the third parties receive compensation according to such agreements.

THE CUSTODIAN. State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, is the custodian for the cash and securities of FI, GFA, NEF and SCWF. JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017, is the custodian for the cash and securities of the other Funds that are part of this Joint Proxy Statement.

OTHER MATTERS. The Funds’ last audited financial statements and their most recent annual and semi-annual reports are available free of charge. Copies of these documents can be obtained by writing to the secretary of the Funds at 333 South Hope Street, Los Angeles, California 90071 or by calling American Funds Service Company, toll free, at 800/421-0180.

SHAREHOLDERS SHARING THE SAME ADDRESS. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Funds have received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Funds will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call American Funds Service Company at 800/421-0180 or write to the secretary of the Fund at 333 South Hope Street, Los Angeles, California 90071 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual or semi-annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual or semi-annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

PRINCIPAL SHAREHOLDERS. As of June 30, 2009, the outstanding shares and classes of each Fund were as set forth in Appendix 11.

As of June 30, 2009, each Fund’s shareholders of record and/or beneficial owners (to the Fund’s knowledge) who owned 5% or more of the Fund’s shares are set forth in Appendix 12.

As of June 30, 2009, the Officers and Directors of each Fund, as a group, owned of record and beneficially less than 1% of the outstanding voting securities of such Fund.

AUDIT COMMITTEE

AUDIT COMMITTEE AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Each Fund’s Audit Committee acts as the liaison between the full Board and the Fund’s independent registered public accounting firm (“auditors”). The Audit Committee of each Fund is responsible for the appointment, compensation and retention of the Fund’s auditors, including evaluating their independence, recommending the selection of the Fund’s auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and internal accounting. The members of each Audit Committee are indicated in Appendix 2, all of whom are Independent Directors.

SELECTION OF AUDITORS. The Audit Committee and the Board of each Fund have selected either the firm of Deloitte & Touche LLP (“D&T”) or PricewaterhouseCoopers LLP (“PwC”), as indicated in Appendix 13, as auditors of such Fund for the current fiscal year. The Funds do not expect representatives of D&T and PwC to be present at the Shareholder Meetings, but they will have the opportunity to make a statement if they wish, and they will be available should any matter arise requiring their presence.

AUDIT FEES. The aggregate fees paid to D&T or PwC by each Fund for professional services rendered by D&T or PwC for the audit of the Fund’s annual financial statements or for services that are normally provided by D&T or PwC in connection with statutory and regulatory filings or engagements for the Fund’s last two fiscal years are set forth in Appendix 13.

AUDIT-RELATED FEES. The fees paid to D&T or PwC for audit-related services rendered by D&T and PwC that are reasonably related to the performance of the audit or review of the Fund’s financial statements for the Fund’s last two fiscal years and not reported under “Audit Fees” above are set forth in Appendix 13.

TAX FEES. The fees paid to D&T or PwC for tax compliance, tax advice or tax planning services (“tax services”) rendered by D&T or PwC to a Fund for that Fund’s last two fiscal years are set forth in Appendix 13. The tax services for which these fees were paid related to the preparation of the Fund’s tax returns.

ALL OTHER FEES. The Funds did not pay any fees for products or services provided by D&T or PwC to the Funds, other than those reported above, for each Fund’s last two fiscal years.

AGGREGATE NON-AUDIT FEES. The aggregate fees paid to D&T and PwC for non-audit services to the Funds and to CRMC or to any entity controlling, controlled by, or under common control with CRMC that provide ongoing services to the Funds for each Fund’s last two fiscal years are set forth in Appendix 13. The Audit Committee of each Fund has determined that the provision of the non-audit services, including tax-related services, that were rendered to CRMC and to any entities controlling, controlled by, or under common control with CRMC that provide ongoing services to the Fund is compatible with maintaining D&T’s or PwC’s independence.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The Audit Committee of each Fund has adopted pre-approval policies and procedures that require all such services described above and provided by D&T or PwC be pre-approved by the Audit Committee. The Audit Committee of each Fund has further delegated the authority to review and pre-approve such fees for services not to exceed an aggregate amount of $5,000 to the Audit Committee Chair, provided the Audit Committee Chair reports such matters to the full Committee at its next meeting.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

SOLICITATION OF PROXIES. Your vote is being solicited by the Directors on each Fund’s Board. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by the Funds. The Funds reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Funds have engaged Computershare Fund Services and D.F. King & Co., Inc., professional proxy solicitation firms, to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an estimated average cost across all Funds of approximately $0.75 to $1.00 per shareholder account. The Funds expect that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. If your Fund does not receive your proxy by a certain time you may receive a telephone call from the proxy soliciting agent asking you to vote. The Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of CRMC involved in the solicitation of proxies. The Funds intend to pay all costs associated with the solicitation and the Shareholder Meetings. Such costs will be allocated among the Funds.

VOTING BY BROKER-DEALERS. The Funds expect that, before the Shareholder Meetings, broker-dealer firms holding shares of the Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Funds understand that broker-dealers may vote on Proposal 1, Election of Board members, on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

QUORUM. Holders of a majority of the outstanding shares of AHIT, AMF, BFA, EUPAC, GFA, GVT, IBFA, ICA, IFA, LTEX, NEF, NPF, TEBF, TEFCA and TEFMD/VA and holders of one-third of the outstanding shares of AFTD, AHIM, AMBAL, AMCAP, CIB, FI, IGI, MMF, NWF, SCWF, STBF, STEX, WBF, WGI and WMIF, present in person or represented by proxy, constitute a quorum at the Shareholder Meetings for purposes of acting upon the Proposals with respect to that Fund. Proxies returned with respect to the shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxy instructions reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorums of shares exist.

METHOD OF TABULATION. For Proposal 1, nominees of each Fund receiving the most votes at the applicable Shareholder Meeting will be elected to the Board, provided that a quorum is present at such meeting. Approval of Proposal 2 requires the affirmative vote of more than 50% of the shares of the Fund outstanding. Approval of Proposals 3 through 7 (including the Sub-Proposals under Proposal 3) each requires that more than 50% of the Fund’s (or series’) outstanding shares are present or represented by proxy at the Shareholder Meeting and either (i) more than 50% of the outstanding shares of the Fund (or series) vote “FOR” the Proposal; or (ii) 67% or more of the shares of the Fund (or series) voting at the Shareholder Meeting of the Fund vote “FOR” the Proposal. Approval of Proposal 8 requires the affirmative vote of a majority of votes cast of the holders of shares of the Fund entitled to vote present in person or represented by proxy at the Shareholder Meetings of the Fund at which a quorum is present. Abstentions and broker non-votes will be treated as votes present at the Shareholder Meetings, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on Proposals 1 and 8 and will have the effect of a vote “AGAINST” Proposals 2 through 7. Proxy cards that are signed and dated, but not completed for Proposals 1 through 7 (including Sub-Proposals), will be voted “FOR” each such Proposal or Sub-Proposal that has no indication and proxy cards not completed for Proposal 8 will be voted “AGAINST” that Proposal.

ADJOURNMENT. With respect to any Fund, the Shareholder Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Shareholder Meeting, or by the Chairman or Vice Chairman of the Board, the president of the Fund or another authorized officer of the Fund. Such authority to adjourn the Shareholder Meeting may be exercised if a quorum is not present at the Shareholder Meeting, or, if a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable law and the Fund’s Charter and By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at such meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Shareholder Meeting prior to adjournment. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Shareholder Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

SHAREHOLDER PROPOSALS. With the exception of ICA, the Funds are not required and do not intend to hold regular annual meetings of shareholders. ICA does not intend to hold regular annual meetings in the future if Proposal 2 is approved by its shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in a Fund’s proxy statement for its next meeting of shareholders should send a written proposal to the Fund’s offices at 333 South Hope Street, Los Angeles, California 90071, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and other governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in a Fund’s proxy statement or presented at the meeting.

REVOKING YOUR PROXY. Your latest vote is the one that counts. Therefore, you can revoke a prior proxy simply by voting again — via the Internet, with your proxy card or voting instruction card, or by toll-free telephone call. You can also revoke a prior proxy by writing to the Fund’s secretary at 333 South Hope Street, Los Angeles, California 90071 or by voting in person at the Shareholder Meeting. You may revoke your proxy at any time up until voting results are announced at the Shareholder Meeting.

OTHER BUSINESS. No business other than the matters described above is expected to come before the Shareholder Meetings, but should any other matter requiring a vote of any Fund’s shareholders arise, including any questions as to an adjournment or postponement of a Shareholder Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

By Order of the Board,

Jennifer L. Butler

Secretary, WMIF

Vincent P. Corti

Secretary, AMCAP, AMF, CIB, EUPAC, ICA, NPF, NWF

and WGI

Steven I. Koszalka

Secretary, AFTD

Chad L. Norton

Secretary, NEF and SCWF

Stephanie L. Pfromer

Secretary, TEFMD/VA

Patrick F. Quan

Secretary, AMBAL, FI, GFA, IFA and IGI

Kimberly S. Verdick

Secretary, AHIM, AHIT, BFA, GVT, IBFA, LTEX, MMF,

STBF, STEX, TEBF, TEFCA and WBF

August 28, 2009

EXHIBITS AND APPENDICES

EXHIBITS

Exhibit A – Form of Nominating [and Governance] Committee Charter	A-1
Exhibit B – Form of Agreement and Plan of Reorganization	B-1
Exhibit C – Form of Agreement and Declaration of Trust	C-1
Exhibit D-1 – Form of Investment Advisory and Service Agreement	D-1-1
Exhibit D-2 – Form of Investment Advisory Agreement	D-2-1
Exhibit E – Form of Subsidiary Agreement	E-1
APPENDICES

Appendix 1 – Board of Directors/Trustees Information	1-1
Appendix 2 – Board Committee Memberships	2-1
Appendix 3 – Board Member Compensation and Fund Ownership	3-1
Appendix 4 – Other Executive Officers	4-1
Appendix 5 – Advisory Boards	5-1
Appendix 6 – Summary Comparisons of Governing Documents and State Law	6-1
Appendix 7 – Proposed Updates to Fundamental Investment Policies	7-1
Appendix 8 – Investment Advisory Agreement Information and Related Entity Fees	8-1
Appendix 9 – Certain Investment Advisory and Service Agreement Provisions	9-1
Appendix 10 – Investment Adviser’s Board of Directors	10-1
Appendix 11 – Fund Capitalization by Share Class	11-1
Appendix 12 – 5% Shareholder Table	12-1
Appendix 13 – Independent Auditors and Related Fees	13-1

EXHIBIT A

FORM OF

NOMINATING [AND GOVERNANCE] COMMITTEE CHARTER

I.    COMMITTEE ORGANIZATION

The Nominating [and Governance] Committee (“the Committee”), a committee established by the Board of Directors (the “Board”), will be comprised solely of members of the Board who are not considered “interested persons” of the Fund under the Investment Company Act of 1940 (the “Act”), and who are otherwise independent. To be considered independent a member may not, other than in his or her capacity as a member of the Board, the Committee or any other committee of the Board, accept any consulting, advisory or other compensatory fee from the Fund, or be a former officer or director of Capital Research and Management Company (“CRMC”) or any of its affiliates.

If the Board has not designated a Chair of the Committee, the Committee members may designate a Chair by majority vote of all members. The Fund’s Secretary will serve as Secretary of the Committee.

The Committee will meet with the frequency, and at the times, determined by the Committee Chair or a majority of Committee members. Under normal circumstances, the Committee is expected to meet at least annually. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members promptly. The Committee may ask independent legal counsel, representatives of CRMC or others to attend Committee meetings and provide pertinent information as necessary or desirable. The Committee may also meet in executive session.

II.    DUTIES AND RESPONSIBILITIES

The Committee will:

(a)	Evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent director skills and characteristics. In doing so, the Committee will take into account all factors it considers relevant, including experience, demonstrated capabilities, independence, commitment, reputation, background, understanding of the investment business and understanding of business and financial matters generally. Where feasible and appropriate, the Committee will seek to enhance the diversity of Board membership. The Committee will also consider Board member succession issues.

(b)
Identify and screen independent director candidates for appointment to the Board, and submit final recommendations to the full Board for approval. If the Fund has an Advisory Board, the Committee will perform a similar function in relation to the Advisory Board.[1] The Committee will, in identifying and screening candidates, adhere to the policies and objectives it has previously formulated concerning independent director skills and characteristics.

(c)
Review independent director (and, if applicable, Advisory Board member) compensation at least every two years, and expense-reimbursement policies as appropriate. The Committee will make recommendations on these matters to the full Board.[2]

[1]
Committee members are encouraged to be alert to potential candidates on an ongoing basis, so that a pool of prospects is available for consideration when needs arise. As part of the identification and screening process, the Committee may consider candidates CRMC suggests, and may involve CRMC representatives in screening candidates. However, the decision to approve candidates for submission to the Board (or Advisory Board, if applicable) will be made exclusively by the Committee.

[2]
Director compensation recommendations may take into account the size of the Fund, the demands placed on the independent directors, the practices of other mutual fund groups, the need to attract and retain qualified independent directors, any relevant regulatory or judicial developments, and other considerations deemed appropriate by the Committee.

A-1

(d)	Review materials, including information drawn from independent director questionnaires, relating to positions, transactions and relationships that could reasonably bear on the independence of directors or raise concerns regarding potential conflicts of interest.

(e)
Make recommendations to the full Board concerning the appointment of independent directors to the Board’s committees. The Committee may make recommendations to the full Board concerning the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.[3]

(f)	Periodically consider the responsibilities of Board committees, the continuing need for each committee, the possible need for additional committees, and the desirability of combining or reorganizing committees, and make recommendations to the full Board with respect to such matters.
III.    AUTHORITY AND RESOURCES

The Committee will have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent directors.

Independent legal counsel to the independent directors will serve as independent legal counsel to the Committee.

IV.    POLICIES AND PROCEDURES

The Committee’s policies and procedures may change from time to time to reflect new or evolving business conditions or nominating committee practices. In meeting its responsibilities, the Committee is expected to:

(a)
Provide oversight regarding the orientation of new independent directors.[4] The Committee Chair will designate an experienced independent director to assist, and be available to, each new independent director during his or her first year of service on the Board.

(b)	Consider, at such times as the Committee may deem appropriate, whether the composition of the Board, its committees (and, if applicable, the Fund’s Advisory Board) reflect an appropriate blend of skills, backgrounds and experience, in relation to the goal of maximizing their effectiveness. The Committee may also consider the effectiveness of meetings, including their frequency, scheduling and duration, adequacy and focus of agendas, and materials and presentations, and, as appropriate, Board member attendance.

(c)	Periodically review and reassess the adequacy of this Charter, and recommend to the full Board any changes deemed advisable.

[3]
Recommendations in this area will be made after consideration of all relevant factors, including the desires and capacities of individual directors, and their roles on the boards and board committees of other funds managed by CRMC. Formal term limits for committee members or Chairs are not necessary, but the Committee will periodically consider their terms of service and the possible desirability of changes.

[4]
It is expected that orientation materials will be provided to each new director and one or more orientation sessions arranged. These sessions should be geared towards providing a working knowledge of the duties and obligations of mutual fund directors and their role in overseeing mutual fund investments and operations. Orientation sessions may be facilitated by or include members of the Committee, representatives of CRMC and/or independent legal counsel, as appropriate. New independent directors are encouraged to participate in other educational opportunities, including those provided by the Investment Company Institute.

A-2

EXHIBIT B

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of this      day of             , 20     by and between [Name of Fund], a [state and form of organization] (the “Fund”), and [Name of Delaware statutory trust], a Delaware statutory trust (the “DE Trust”) (the Fund and the DE Trust are hereinafter collectively referred to as the “parties”).

In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.    Plan of Reorganization.

a. Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund will convey, transfer and deliver to the DE Trust at the closing provided for in Section 2 (hereinafter referred to as the “Closing”) all of the Fund’s then-existing assets (the “Assets”). In consideration thereof, the DE Trust agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the Fund, existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the “Liabilities”), such Liabilities to become the obligations and liabilities of the DE Trust; and (ii) to deliver to the Fund in accordance with paragraph (b) of this Section 1, full and fractional shares of each series and class of shares of beneficial interest, without par value, of the DE Trust, equal in number to the number of full and fractional shares of the corresponding series and class of shares of [beneficial interest/common stock] of the Fund outstanding at the time of calculation of the Fund’s net asset value (“NAV”) on the business day immediately preceding the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (“Code”). The Fund shall distribute to the Fund’s shareholders the shares of the DE Trust in accordance with this Agreement and the resolutions of the Board of [Trustees/Directors] of the Fund (the “Board of [Trustees/Directors]”) authorizing the transactions contemplated by this Agreement.

b. In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the DE Trust will establish an open account for each shareholder of the Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the corresponding series and class of the DE Trust equal to the number of full and fractional shares of [beneficial interest/common stock] such shareholder holds in the corresponding series and class of the Fund at the time of calculation of the Fund’s NAV on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the DE Trust will be carried to the third decimal place. At the time of calculation of the Fund’s NAV on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of each series and class of shares of the DE Trust shall be deemed to be the same as the net asset value per share of each corresponding series and class of shares of the Fund. On the Effective Date of the Reorganization, each share of a series and class of the Fund will be deemed to represent the same number of shares of the corresponding series and class of the DE Trust. Simultaneously with the crediting of the shares of the DE Trust to the shareholders of record of the Fund, the shares of the Fund held by such shareholders shall be cancelled. Each shareholder of the Fund will have the right to deliver their share certificates of the Fund to the DE Trust in exchange for shares of the DE Trust. However, a shareholder need not deliver such certificates to the DE Trust unless the shareholder so desires.

c. As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under [Massachusetts/Maryland/Delaware] law to effect a complete dissolution of the Fund.

d. The expenses of entering into and carrying out this Agreement will be borne by the Fund.

2.    Closing and Effective Date of the Reorganization.

The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the DE Trust in exchange for the assumption and payment, when due, by the DE Trust, of the Liabilities of the Fund; and (ii) the issuance and delivery of the DE Trust’s shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. Subject to receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Fund at which this Agreement is considered and approved, the Closing shall occur on such date as the officers of the parties may mutually agree (“Effective Date of the Reorganization”).

3.    Conditions Precedent.

The obligations of the Fund and the DE Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

a. Such authority and orders from the U.S. Securities and Exchange Commission (the “Commission”) and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

b. (i) One or more post-effective amendments to the Fund’s Registration Statement on Form N-1A (“Registration Statement”) under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (“1940 Act”), containing such amendments to such Registration Statement as are determined under the supervision of the Board of [Trustees/Directors] to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the DE Trust shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment or amendments to the Fund’s Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act (“Form N-8A”) reflecting the change in name and legal form of the Fund to a Delaware statutory trust shall have been filed with the Commission and the DE Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

c. Each party shall have received an opinion of [Counsel] to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the [Commonwealth of Massachusetts/State of Maryland and] the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to [Counsel], the reorganization contemplated by this Agreement qualifies as a “reorganization” under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the DE Trust or the shareholders of the Fund or the DE Trust;

d. The shares of the DE Trust are eligible for offering to the public in those states of the United States in which the shares of the Fund are currently eligible for offering to the public so as to permit the issuance and delivery by the DE Trust of the shares contemplated by this Agreement to be consummated;

e. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of [Trustees/Directors] and the shareholders of the Fund;

f. The shareholders of the Fund shall have voted to direct the Fund to vote, and the Fund shall have voted, as sole shareholder of each series of the DE Trust, to:

(i)	Elect as Trustees of the DE Trust the following individuals: [list Board members];

(ii)	Approve an Investment Advisory [and Service] Agreement between Capital Research and Management Company (“Investment Adviser”) and the DE Trust, which is substantially the same, with any such changes as approved by shareholders of the Fund, as the then-current Investment Advisory [and Service] Agreement between the Investment Adviser and the Fund;

(iii)	Approve a Subsidiary Agreement between the Investment Adviser and a Subsidiary Adviser, substantially in the form approved by shareholders of the Fund; and

(iv)	Approve Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act for applicable share classes and series of the DE Trust that are substantially the same as the Plans of Distribution of the Fund and its series.
g. The Trustees of the DE Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby, including authorization of the issuance and delivery by the DE Trust of shares of the DE Trust on the Effective Date of the Reorganization and the assumption by the DE Trust of the Liabilities of the Fund in exchange for the Assets of the Fund pursuant to the terms and provisions of this Agreement, and shall have taken the following actions at a meeting duly called for such purposes:

(i)	Approval of the Investment Advisory [and Service] Agreement described in paragraph (f)(ii) of this Section 3 between the Investment Adviser and the DE Trust;

(ii)	Approval of the assignment to the DE Trust of the custody agreement(s), as amended to date, between [Custodian] and the Fund;

(iii)	Selection of [Auditor] as the DE Trust’s independent registered public accounting firm for the current fiscal year;

(iv)	Approval of an administrative services agreement with the Investment Adviser in substantially the same form as the Fund’s then current agreement;

(v)	Approval of a principal underwriting agreement between the DE Trust and American Funds Distributors, Inc. in substantially the same form as the Fund’s then current agreement;

(vi)	Approval of plans of distribution by the DE Trust pursuant to Rule 12b-1 under the 1940 Act for each relevant class of shares in substantially the same form as the then current plans for shares of the Fund;

(vii)	Approval of the multiple class plan pursuant to Rule 18f-3 in substantially the same form as the Fund’s then current plan;

(viii)	Approval of a shareholder services agreement with American Funds Service Company in substantially the same form as the Fund’s then current agreement;

(ix)	Authorization of the issuance by the DE Trust of one share of each series of the DE Trust to the Fund in consideration for the payment of $1.00 for each such share for the purpose of enabling the Fund to vote on the matters referred to in paragraph (f) of this Section 3, and the subsequent redemption of such shares, all prior to the Effective Date of the Reorganization;

(x)	Submission of the matters referred to in paragraph (f) of this Section 3 to the Fund as sole shareholder of each series of the DE Trust; and

(xi)	[Approval of a business management agreement between the DE Trust and Washington Management Corporation in substantially the same form as the Fund’s then current agreement][applicable to TEFMD/VA and WMIF].
At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Boards of [Trustees/Directors] of the Fund and the DE Trust, if, in the judgment of such Boards, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Fund and the DE Trust under this Agreement.

4.    Dissolution of the Fund.

Promptly following the Closing, the officers of the Fund shall take all steps necessary under [Massachusetts/Maryland/Delaware] law to dissolve its [business trust/corporate] status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the [Commonwealth of Massachusetts/State of Maryland/State of Delaware], and filing for record with the Secretary of the [the Commonwealth of Massachusetts of a Certificate of Termination][State of Maryland of Articles of Dissolution][State of Delaware of a Certificate of Dissolution].

5.    Termination.

The Board of [Trustees/Directors] of the Fund may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6.    Entire Agreement.

This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

7.    Further Assurances; Other Agreements.

The Fund and the DE Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

The parties acknowledge and agree that this Agreement has been made and executed on behalf of the Fund and the DE Trust and is not executed or made by the officers or [Trustees/Directors] of the Fund or the DE Trust individually, but only as officers and [Trustees/Directors] under the Fund’s charter or the DE Trust’s Agreement and Declaration of Trust, respectively, and that the obligations of the Fund and the DE Trust hereunder are not binding upon any of the [Trustees/Directors], officers or shareholders of the Fund or the DE Trust individually, but bind only the estate of the Fund or the DE Trust, as appropriate.

8.    Closing and Effective Date of the Reorganization.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9.    Closing and Effective Date of the Reorganization.

This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, the Fund and the DE Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf as of the day and year first-above written.

[Name of Fund] (a state and form of organization)

By:
Name: Title:

[Name of DE Trust] (a Delaware statutory trust)

By:
Name: Title:

EXHIBIT C

FORM OF

AGREEMENT AND

DECLARATION OF TRUST

AGREEMENT AND DECLARATION OF TRUST of [Name of Fund], a Delaware statutory trust, made as of                     , 20    , by the undersigned Trustees.

WHEREAS, the undersigned Trustees desire to establish a trust for the investment and reinvestment of funds contributed thereto; and

WHEREAS, the Trustees desire that the beneficial interest in the trust assets be divided into transferable shares of beneficial interest, as hereinafter provided; and

WHEREAS, the Trustees declare that all money and property contributed to the trust established hereunder shall be held and managed in trust for the benefit of the holders of the shares of beneficial interest issued hereunder and subject to the provisions hereof;

NOW, THEREFORE, in consideration of the foregoing, the undersigned Trustees hereby declare that all money and property contributed to the trust hereunder shall be held and managed in trust under this Agreement and Declaration of Trust as herein set forth below.

ARTICLE 1

NAME, PURPOSE AND DEFINITIONS

Section 1.1    Name. The name of the trust established hereby is the “[Name of Fund]” and so far as may be practicable the Trustees shall conduct the Trust’s activities, execute all documents and sue or be sued under such name. However, the Trustees may at any time and from time to time select such other name for the Trust as they deem proper and the Trust may hold its property and conduct its activities under such other name. Any name change shall become effective upon the resolution of a majority of the then Trustees adopting the new name and the filing of a certificate of amendment pursuant to Section 3810(b) of the Act. Any such instrument shall not require the approval of the Shareholders, but shall have the status of an amendment to this Trust Instrument.

Section 1.2    Trust Purpose. The purpose of the Trust is to conduct, operate and carry on the business of an open-end management investment company registered under the 1940 Act. In furtherance of the foregoing, it shall be the purpose of the Trust to do everything necessary, suitable, convenient or proper for the conduct, promotion and attainment of any businesses and purposes which at any time may be incidental or may appear conducive or expedient for the accomplishment of the business of an open end management investment company registered under the 1940 Act and which may be engaged in or carried on by a trust organized under the Act, and in connection therewith the Trust shall have the power and authority to engage in the foregoing, both within and without the State of Delaware, and may exercise all of the powers conferred by the laws of the State of Delaware upon a Delaware statutory trust.

Section 1.3    Definitions. Wherever used herein, unless otherwise required by the context or specifically provided:

(a) “1940 Act” refers to the Investment Company Act of 1940 and the rules and regulations thereunder, all as may be amended from time to time.

(b) “Act” means the Delaware Statutory Trust Act, 12 Del. C.§§ 3801 et seq., as from time to time amended.

(c) “Advisory Board Member” shall mean a member of an “Advisory Board” as defined in Section 2(a)(1) of the 1940 Act.

(d) “By-laws” means the By-laws referred to in Section 4.1(g) hereof, as from time to time amended.

(e) The terms “Affiliated Person,” “Assignment,” “Commission,” “Interested Person” and “Principal Underwriter” shall have the meanings given them in the 1940 Act.

(f) “Class” means any division of Shares within a Series, which Class is or has been established in accordance with the provisions of Article 2.

(g) “Fiduciary Covered Person” has the meaning assigned in Section 8.3 hereof.

(h) “Indemnified Person” has the meaning assigned in Section 8.4 hereof.

(i) “Net Asset Value” means the net asset value of each Series or Class of the Trust determined in the manner provided in Section 7.4 hereof, and “Net Asset Value per Share” has the meaning assigned in Section 7.4 hereof.

(j) “Outstanding Shares” means those Shares recorded from time to time in the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust.

(k) “Person” shall have the meaning given in Section 3801 of the Act.

(l) “Series” means a series of Shares of the Trust established in accordance with the provisions of Section 2.6 hereof.

(m) “Shareholder” means a record owner of Outstanding Shares of the Trust.

(n) “Shares” means the equal proportionate transferable units of beneficial interest into which the beneficial interest of each Series of the Trust or Class thereof shall be divided and may include fractions of Shares as well as whole Shares. All references to Shares in this Trust Instrument shall be deemed to be Shares of any or all Series or Classes as the context may require.

(o) “Trust” refers to the Delaware statutory trust established hereby and reference to the Trust, when applicable to one or more Series or Classes of the Trust, shall refer to any such Series or Class. All provisions herein relating to the Trust shall apply equally to each Series and Class of the Trust except as the context otherwise requires.

(p) “Trustee” or “Trustees” means the person or persons who has or have signed this Trust Instrument, so long as such person or persons shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article 3 hereof, and reference herein to a Trustee or to the Trustees shall refer to the individual Trustees in their capacity as Trustees hereunder.

(q) “Trust Instrument” means this Agreement and Declaration of Trust as the same may be amended and restated from time to time.

(r) “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or any Series, or by or for the account of the Trustees on behalf of the Trust or any Series.

ARTICLE 2

BENEFICIAL INTEREST

Section 2.1    Shares of Beneficial Interest. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series and Classes within a Series as the Trustees shall from time to time create and establish. The number of Shares of each Series and Class authorized hereunder is unlimited. Each Share shall have no par value, unless otherwise determined by the Trustees in connection with the creation and establishment of a Series or Class. All Shares when issued hereunder on the terms determined by the Trustees, including without limitation Shares of a Series or Class issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and nonassessable.

Section 2.2    Issuance of Shares.

(a) The Trustees in their discretion may, from time to time, without vote of the Shareholders, issue Shares of each Series and Class to such party or parties and for such amount and type of consideration (or for no consideration if pursuant to a Share dividend or split-up or otherwise as determined by the Trustees), subject to applicable law, including cash or securities (including Shares of a different Series or Class), at such time or times and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisitions of assets subject to, and in connection with, the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby materially changing the proportionate beneficial interests in the Trust or any Series or Class.

(b) Any Trustee, officer or other agent of the Trust, and any organization in which any such person is interested, may acquire, own, hold and dispose of Shares of any Series or Class of the Trust to the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares of any Series or Class from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares of such Series or Class generally.

Section 2.3    Register of Shares and Share Certificates. A register shall be kept at the principal office of the Trust or an office of one or more transfer agents which shall contain the names and addresses of the Shareholders of each Series and Class, the number of Shares of that Series and Class thereof held by them respectively and a record of all transfers thereof. As to Shares for which no certificate has been issued, such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or other distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or other distribution, nor to have notice given to him as herein or in the By-laws provided, until he has given his address to the transfer agent or such other officer or agent of the Trust as shall keep the said register for entry thereon. The Trustees shall have no obligation to, but in their discretion may, authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use. If one or more share certificates are issued, whether in the name of a Shareholder or a nominee, such certificate or certificates shall constitute evidence of ownership of the Shares evidenced thereby for all purposes, including transfer, assignment or sale of such Shares, subject to such limitations as the Trustees may, in their discretion, prescribe.

Section 2.4    Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Trust’s transfer agent of a duly executed instrument of transfer, together with a Share certificate, if one is outstanding, and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

Section 2.5    Treasury Shares. The Trustees may hold as treasury Shares, reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares of any Series or Class reacquired by the Trust. Shares held in the treasury shall, until reissued pursuant to Section 2.2 hereof, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares. Any Shares held in treasury shall not be canceled unless the Trustees decide otherwise.

Section 2.6    Establishment of Series and Classes.

(a) The Trustees shall be authorized, without obtaining any prior authorization or vote of the Shareholders of any Series or Class of the Trust, to establish and designate and to change in any manner any initial or additional Series or Classes and to fix such preferences, voting powers (or lack thereof), rights and privileges of such Series or Classes as the Trustees may from time to time determine, to divide or combine the Shares or any Series or Classes into a greater or lesser number, to classify or reclassify any issued or unissued Shares or any Series or Classes into one or more Series or Classes of Shares, to redeem or abolish any outstanding Series or Class of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. Unless another time is specified by the Trustees, the establishment and designation of any Series or Class shall be effective upon the adoption of a resolution by the Trustees setting forth such establishment and designation and the preferences, powers, rights and privileges of the Shares of such Series or Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of such Series or Class including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. The Trust may issue any number of Shares of each Series or Class.

(b) Subject to the distinctions permitted among Classes of Shares of the Trust or of Classes of the same Series, as established by the Trustees consistent with the requirements of the 1940 Act or as otherwise provided in the instrument designating and establishing any Class or Series, each Share of the Trust (or Series, as applicable) shall represent an equal beneficial interest in the net assets of the Trust (or such Series), and each holder of Shares of the Trust (or a

Series) shall be entitled to receive such holder’s pro rata share of distributions of income and capital gains, if any, made with respect thereto. Upon redemption of the Shares of any Series or upon the liquidation and termination of a Series, the applicable Shareholder shall be paid solely out of the funds and property of such Series.

(c) Without limiting the authority of the Trustees set forth in this Section to establish and designate any further Series or Classes, the Trustees hereby establish and designate the following Series and Classes of Shares of the Trust: [Name of Series] and Classes [A, B, C, F-1, F-2, 529-A, 529-B, 529-C, 529-E, 529-F-1, R-1, R-2, R-3, R-4, R-5 and R-6].

Section 2.7    Investment in the Trust. The Trustees may accept investments in any Series of the Trust or Class, if the Series has been divided into Classes, from such persons and on such terms as they may from time to time authorize. At the Trustees’ discretion, such investments, subject to applicable law, may be in the form of cash or securities in which the affected Series is authorized to invest, valued as provided herein. Unless the Trustees otherwise determine, investments in a Series shall be credited to each Shareholder’s account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received. Without limiting the generality of the foregoing, the Trustees may (a) fix the Net Asset Value per Share of the initial capital contribution to the Trust or any Series or Class thereof, (b) impose sales or other charges upon investments in the Trust or any Series or any Class thereof or (c) issue fractional Shares. The Trustees may authorize any distributor, principal underwriter, custodian, transfer agent or other Person to accept orders for the purchase of Shares that conform to such authorized terms and to reject any purchase orders for Shares whether or not conforming to such authorized terms. The Trustees and any Person authorized by them shall have the right to refuse to accept any investment in the Trust or any Series or any Class thereof without any cause or reason.

Section 2.8    Assets and Liabilities Belonging to Series or Class.

(a) Separate and distinct records shall be maintained by the Trust for each Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held in such separate and distinct records (directly or indirectly, including through a nominee or otherwise) and accounted for in such separate and distinct records separately from the other assets of the Trust and of every other Series and may be referred to herein as “assets belonging to” that Series. The assets belonging to a particular Series shall belong to that Series for all purposes, and to no other Series, subject only to the rights of creditors of that Series. In addition, any assets, income, earnings, profits or funds, or payments and proceeds with respect thereto, which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more of the Series in such manner as the Trustees deem fair and equitable. If there are Classes of Shares within a Series, the assets belonging to the Series shall be further allocated to each Class in the proportion that the “assets belonging to” the Class (calculated in the same manner as with determination of “assets belonging to” the Series) bears to the assets of all Classes within the Series. Each such allocation shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes, and such assets, income, earnings, profits or funds, or payments and proceeds with respect thereto shall be assets belonging to that Series or Class, as the case may be. The assets belonging to a particular Series and Class shall be so recorded upon the books of the Trust and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series or Class, as the case may be.

(b) The assets belonging to each Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees between or among any one or more of the Series in such manner as the Trustees deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes. The liabilities, expenses, costs, charges and reserves allocated and so charged to a Series are herein referred to as “liabilities belonging to” that Series. Except as provided in the next two sentences or otherwise required or permitted by applicable law, the liabilities belonging to such Series shall be allocated to each Class of a Series in the proportion that the assets belonging to such Class bear to the assets belonging to all Classes in the Series. To the extent permitted by Section 3804(a) of the Act or other applicable law, the Trustees may allocate all or a portion of any liabilities belonging to a Series to a particular Class or Classes as the Trustees may from time to time determine is appropriate. In addition, all liabilities, expenses, costs, charges and reserves belonging to a Class shall be allocated to such Class.

(c) Without limitation of the foregoing provisions of this Section 2.8, but subject to the right of the Trustees in their discretion to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets belonging to such Series only, and not against the assets of the Trust generally or any other Series. Notice of this limitation on inter-Series liabilities shall be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Act, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Act relating to limitations on inter-Series liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series. Any Person extending credit to, contracting with or having any claim against the Trust with respect to a particular Series may satisfy or enforce any debt, liability, obligation or expense incurred, contracted for or otherwise existing with respect to that Series from the assets of that Series only. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

(d) If, notwithstanding the provisions of this Section, any liability properly charged to a Series or Class is paid from the assets of another Series or Class, the Series or Class from the assets of which the liability was paid shall be reimbursed from the assets of the Series or Class to which such liability belonged.

Section 2.9    No Preemptive Rights. Unless the Trustees decide otherwise, Shareholders shall have no preemptive or other similar rights to subscribe to any additional Shares or other securities issued by the Trust, whether of the same or of another Series or Class.

Section 2.10    Conversion Rights. The Trustees shall have the authority to provide from time to time that the holders of Shares of any Series or Class shall have the right to convert or exchange said Shares for or into Shares of one or more other Series or Classes or for interests in one or more other trusts, corporations, or other business entities (or a series or class of any of the foregoing) in accordance with such requirements and procedures as may be established by the Trustees from time to time.

Section 2.11    Derivative Actions.

(a) No Person, other than a Trustee, who is not a Shareholder of a particular Series or Class shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Trust with respect to such Series or Class. No Shareholder of a Series or a Class may maintain a derivative action on behalf of the Trust with respect to such Series or Class unless holders of at least twenty percent (20%) of the outstanding Shares of such Series or Class join in the bringing of such action.

(b) In addition to the requirements set forth in Section 3816 of the Act, a Shareholder may bring a derivative action on behalf of the Trust with respect to a Series or Class only if the following conditions are met: (i) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed (for this purpose a demand on the Trustees shall only be deemed not likely to succeed and therefore be excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a Shareholder demand by virtue of the fact that (a) such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies that are under common management with or otherwise affiliated with the Trust, (b) such Trustee was identified as a potential defendant or witness, (c) the Trustee approved the act being challenged (if the act did not result in any material personal benefit to the Trustee, or if the Trustee is also a Shareholder the act did not result in any material benefit that is not shared pro rata with other Shareholders) or (d) the Trustee is a Shareholder); and (ii) unless a demand is not required under clause (i) of this paragraph, the Trustees must be afforded a reasonable amount of time (in any case, not less than ninety (90) days) to consider such Shareholder request and to investigate the basis of such claim, and the Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action. For purposes of this Section 2.11, the Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.

Section 2.12    Fractions. Except as otherwise determined by the Trustees, any fractional Share of any Series or Class, if any such fractional Share is outstanding, shall carry proportionately all the rights and obligations of a whole Share of that Series or Class, including rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust.

Section 2.13    No Appraisal Rights. Shareholders shall have no right to demand payment for their Shares or to any other rights of dissenting Shareholders in the event the Trust participates in any transaction which would give rise to appraisal or dissenters’ rights by a stockholder of a corporation organized under the General Corporation Law of the State of Delaware or would otherwise give rise to such appraisal or dissenters’ rights.

Section 2.14    Status of Shares. Shares shall be deemed to be personal property giving Shareholders only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. The death of a Shareholder during the continuance of the Trust or any Series or Class thereof shall not operate to dissolve or terminate the Trust or any Series or Class nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but shall entitle such representative only to the rights of said decedent under this Trust Instrument. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or to any right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners.

Section 2.15    Shareholders.

(a) No Shareholder of the Trust or of any Series or Class shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series or Class. Except as otherwise provided in this Trust Instrument, the Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.

(b) If any Shareholder or former Shareholder of the Trust or any Series or Class shall be held to be personally liable solely by reason of his being or having been a Shareholder thereof and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series or Class to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, may, at its option, assume the defense of any claim made against the Shareholder for any act or obligation of the Series or Class and satisfy any judgment thereon from the assets of the Series or Class. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Series or Classes whose Shares were held by said Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Series or Class thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein. Neither the Trust nor the applicable Series or Class shall be responsible for satisfying any obligation arising from such a claim that has been settled by the Shareholder without prior written notice to the Trust and consent of the Trust to settle the claim.

ARTICLE 3

THE TRUSTEES

Section 3.1    Election. Except for the Trustees named herein or appointed pursuant to Section 3.7 hereof, or Trustees appointed to fill vacancies pursuant to Section 3.3 hereof, the Trustees shall be elected by the Shareholders in accordance with this Trust Instrument and the 1940 Act. The initial Trustees of the Trust shall be [Names of Trustees].

Section 3.2    Term of Office of Trustees; Resignation and Removal.

(a) Each Trustee shall hold office during the existence of this Trust, and until its termination as herein provided unless such Trustee resigns or is removed as provided herein. Any Trustee may resign by notice to the Chairman, if any, the Vice Chairman, if any, the President or the Secretary and such resignation shall be effective upon such notice, or at a later date specified by such Trustee.

(b) Any of the Trustees may be removed with or without cause by the affirmative vote of the Shareholders of two thirds ( 2/3) of the Shares, or with cause by the action of two thirds ( 2/3) of the remaining Trustees (provided the aggregate number of Trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than the number required by Section 3.4 hereof). Removal with cause shall include, but not be limited to, the removal of a Trustee due to physical or mental incapacity.

(c) Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the death of any Trustee or upon removal or resignation due to any Trustee’s incapacity to serve as trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

(d) Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following the effective date of his resignation or removal, or any right to damages on account of a removal.

(e) The Trustees, by resolution of a majority of Trustees, may adopt or amend a retirement policy for the Trustees of the Trust. Any such policy shall be binding on each Trustee unless waived by a majority of the other Trustees.

Section 3.3    Vacancies and Appointment of Trustees.

(a) A vacancy shall occur if a Trustee dies, resigns, retires, is removed or is incapacitated, or a Trustee is otherwise unable to serve, or the number of Trustees is increased. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy shall be conclusive. In the case of an existing vacancy, the remaining Trustee or Trustees shall fill such vacancy by appointing such other person as such Trustee or Trustees in their discretion shall see fit consistent with the limitations under the 1940 Act, unless such Trustee or Trustees determine, in accordance with Section 3.4, to decrease the number of Trustees.

(b) An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur at a later date.

(c) An appointment of a Trustee shall be effective upon the acceptance of the person so appointed to serve as trustee, except that any such appointment in anticipation of a vacancy shall become effective at or after the date such vacancy occurs.

Section 3.4    Number of Trustees. The original number of Trustees shall be [number of Trustees]. The Trustees serving as such from time to time may, by resolution of a majority thereof, increase or decrease the number of Trustees, provided, however, that the number of Trustees shall not be decreased to less than three (3). No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of such Trustee’s term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee in accordance with Section 3.2(b).

Section 3.5    Effect of Death, Resignation, Etc. of a Trustee. The death, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to terminate the Trust or any Series or to revoke any existing trust or agency created pursuant to the terms of this Trust Instrument.

Section 3.6    Ownership of Assets of the Trust.

(a) Legal title to all of the Trust Property shall at all times be vested in the Trust as a separate legal entity, except that the Trustees may cause legal title to any Trust Property to be held by, or in the name of, one or more of the

Trustees acting for and on behalf of the Trust, or in the name of any Person as nominee acting for and on behalf of the Trust. No Shareholder shall be deemed to have a severable ownership interest in any individual asset of the Trust or of any Series or Class, or any right of partition or possession thereof, but each Shareholder shall have, except as otherwise provided for herein, a proportionate undivided beneficial interest in each Series or Class of Shares which are owned by such Shareholder. The Trust, or at the determination of the Trustees, one or more of the Trustees or a nominee acting for and on behalf of the Trust, shall be deemed to hold legal title and beneficial ownership of any income earned on securities held by the Trust which have been issued by any business entities formed, organized, or existing under the laws of any jurisdiction, including the laws of any foreign country.

(b) If title to any part of the Trust Property is vested in one or more Trustees, the right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee upon his due election and qualification. Upon the resignation, removal, death or incapacity of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. To the extent permitted by law, such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

Section 3.7    Series Trustees. In connection with the establishment of one or more Series or Classes, the Trustees establishing such Series or Class may appoint, to the extent permitted by the 1940 Act, separate Trustees with respect to such Series or Classes (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust of any other Series or Class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees hereunder with respect to such Series or Class, but may have no power or authority with respect to any other Series or Class (unless the Trustees permit such Series Trustees to create new Classes within such Series). Any provision of this Trust Instrument relating to election of Trustees by Shareholders shall entitle only the Shareholders of a Series or Class for which Series Trustees have been appointed to vote with respect to the election of such Trustees and the Shareholders of any other Series or Class shall not be entitled to participate in such vote. If Series Trustees are appointed, the Trustees initially appointing such Series Trustees may, without the approval of any Outstanding Shares, amend either this Trust Instrument or the By-laws to provide for the respective responsibilities of the Trustees and the Series Trustees in circumstances where an action of the Trustees or Series Trustees affects all Series and Classes of the Trust or two or more Series or Classes represented by different Trustees.

Section 3.8    No Accounting. Except to the extent required by the 1940 Act or, if determined to be necessary or appropriate by the other Trustees under circumstances which would justify his removal for cause, no person ceasing to be a Trustee for reasons including, but not limited to, death, resignation, retirement, removal or incapacity (nor the estate of any such person) shall be required to make an accounting to the Shareholders or remaining Trustees upon such cessation.

ARTICLE 4

POWERS OF THE TRUSTEES

Section 4.1    Powers. The Trustees shall manage or direct the management of the Trust Property and the business of the Trust with full powers of delegation except as may be prohibited by this Trust Instrument. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, in any and all commonwealths, territories, dependencies, colonies, or possessions of the United States of America, and in any foreign jurisdiction and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things or instruments are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Trust Instrument, the presumption shall be in favor of a grant of power to the Trustees. The enumeration of any specific power in this Trust Instrument shall not be construed as limiting the aforesaid power. The powers of the Trustees may be exercised in their sole discretion in accordance with Section 8.3(c) hereof (except as otherwise required by the 1940 Act) and without order of or resort to any court. Without limiting the foregoing and subject to any applicable limitation in this Trust Instrument, the Trustees shall have power and authority to cause the Trust (or to act on behalf of the Trust):

(a) To invest and reinvest cash, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of fixed income or other securities, and securities of every nature and kind, including, but not limited to, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers’ acceptances, and other securities and financial instruments of any kind, including without limitation futures contracts and options on such contracts, issued, created, guaranteed, or sponsored by any and all Persons, including the United States of America, any foreign government, and all states, territories, and possessions of the United States of America or any foreign government and any political subdivision, agency, or instrumentality thereof, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in “when issued” contracts for any such securities, to change the investments of the assets of the Trust, and to exercise any and all rights, powers, and privileges of ownership or interest and to fulfill any and all obligations in respect of any and all such investments of every kind and description, including the right to consent and otherwise act with respect thereto, with power to designate one or more persons to exercise any of said rights, powers, and privileges in respect of any of said instruments;

(b) To enter into contracts of any kind and description, including swaps and other types of derivative contracts;

(c) To purchase, sell and hold currencies and enter into contracts for the future purchase or sale of currencies, including but not limited to forward foreign currency exchange contracts;

(d) To issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, exchange, and otherwise deal in Shares and, subject to the provisions set forth in Article 2 and Article 7, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series or Class of the Trust, with respect to which such Shares are issued;

(e) To borrow funds or other property and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of an obligation, liability or engagement of any Person and to lend or pledge Trust Property or any part thereof to secure any or all of such obligations;

(f) To provide for the distribution of interests of the Trust either through a Principal Underwriter in the manner hereinafter provided for or by the Trust itself, or both, or otherwise pursuant to a plan of distribution of any kind;

(g) To adopt By-laws not inconsistent with this Trust Instrument providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders, which By-laws shall be deemed a part of this Trust Instrument and are incorporated herein by reference;

(h) To appoint and terminate such officers, employees, agents and contractors as they consider appropriate, any of whom may be a Trustee, and to provide for the compensation of all of the foregoing;

(i) To set record dates (or delegate the power to so do) in the manner provided herein or in the By-laws;

(j) To delegate such of the Trustees’ power and authority hereunder (which delegation may include the power to subdelegate) as they consider desirable to any officers of the Trust and to any investment adviser, manager, administrator, custodian, underwriter or other agent or independent contractor, and to employ auditors, counsel or other agents of the Trust;

(k) To join with other holders of any securities or debt instruments in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any security or debt instrument with, or transfer any security or debt instrument to, any such committee, depository or trustee, and to delegate to them such power and authority with relation to any security or debt instrument (whether or not so deposited or transferred) as the Trustees shall deem proper and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depository or trustee as the Trustees shall deem proper;

(l) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(m) To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

(n) To the extent permitted by law, indemnify any Person with whom the Trust or any Series or Class has dealings;

(o) To engage in and to prosecute, defend, compromise, abandon, or adjust by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims and demands relating to the Trust, and out of the assets of the Trust or the applicable Series or Class thereof to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by any Person, including a Shareholder in its own name or the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust;

(p) To purchase and pay for entirely or partially out of Trust Property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the Trust Property and payment of distributions and principal on its investments, and insurance policies insuring the Shareholders, Trustees, officers, representatives, Advisory Board Members, employees, agents, investment advisers, managers, administrators, custodians, underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person in such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against such liability;

(q) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities, debt instruments or property; and to execute and deliver powers of attorney to such Person or Persons as the Trustees shall deem proper, granting to such Person or Persons such power and discretion with relation to securities, debt instruments or property as the Trustees shall deem proper;

(r) To hold any security or property in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form; or either in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

(s) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article 2 hereof and to establish Classes thereof having relative rights, powers and duties as they may provide consistent with applicable law;

(t) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation, issuer or concern, any security or debt instrument of which is held by the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation, issuer or concern; and to pay calls or subscriptions with respect to any security or debt instrument held in the Trust;

(u) To make distributions of income and of capital gains to Shareholders in the manner herein provided;

(v) To establish, from time to time, a minimum investment for Shareholders in the Trust or in one or more Series or Classes, and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum in accordance with Section 7.3 hereof;

(w) To cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, in advance or arrears, for charges of the Trust’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder;

(x) To establish one or more committees, to delegate any powers of the Trustees to such committees and to adopt a committee charter providing for such responsibilities, membership (including Trustees, officers or other agents of the

Trust) and other characteristics of such committees as the Trustees may deem proper. Notwithstanding the provisions of this Article 4, and in addition to such provisions or any other provision of this Trust Instrument or of the By-laws, the Trustees may by resolution appoint a committee consisting of fewer than the whole number of the Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to any matter including the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding that may be pending or threatened to be brought before any court, administrative agency or other adjudicatory body;

(y) To interpret the investment policies, practices or limitations of the Trust or of any Series or Class;

(z) To establish a registered office and have a registered agent in the State of Delaware;

(aa) To pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, Advisory Board Members, Trustees Emeritus, investment adviser or manager, Principal Underwriter, auditors, counsel, custodian, transfer agent, shareholder servicing agent, and other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur, which expenses, fees, charges, taxes and liabilities shall be allocated in accordance with the terms of this Trust Instrument;

(bb) To invest part or all of the Trust Property (or part or all of the assets of any Series), or to dispose of part or all of the Trust Property (or part or all of the assets of any Series) and invest the proceeds of such disposition, in interests issued by one or more other investment companies or pooled portfolios, each of which may (but need not) be a trust (formed under the laws of any state or jurisdiction) which is classified as a partnership for federal income tax purposes, including investment by means of transfer of part or all of the Trust Property in exchange for an interest or interests in such one or more investment companies or pooled portfolios, all without any requirement of approval by Shareholders;

(cc) To select or to authorize one or more persons to select brokers, dealers, futures commission merchants, banks or any agents or other entities, as appropriate, with which to effect transactions in securities and other instruments or investments;

(dd) In general, to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers; and

(ee) To appoint one or more Advisory Board Members to serve the role provided for in Section 2(a)(1) of the 1940 Act and to cause the Trust to pay compensation to such persons for serving in such capacity.

The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in his or their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series or Class, and not an action in an individual capacity.

No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

Section 4.2    Trustees and Officers as Shareholders. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if such person were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person or any firm or company in which such person invested, subject to the general limitations herein contained as to the sale and purchase of such Shares.

Section 4.3    Action by the Trustees and Committees. Meetings of the Trustees shall be held from time to time within or without the State of Delaware upon the call of the Chairman, if any, the Vice Chairman, if any, the President, the

Principal Executive Officer, the Secretary, an Assistant Secretary or any two Trustees. No annual meeting of Trustees shall be required.

(a) Regular meetings of the Trustees may be held without call or notice at a time and place fixed by the By-laws or by resolution of the Trustees. Notice of any other meeting shall be given not later than 48 hours preceding the meeting by United States mail or by electronic mail or other electronic transmission to each Trustee at his residence or business address or email address as set forth in the records of the Trust or otherwise given personally not less than 24 hours before the meeting but may be waived in writing, including by electronic mail, by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except when a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

(b) A quorum for all meetings of the Trustees shall be one third of the total number of Trustees, but no less than two Trustees. Unless provided otherwise in this Trust Instrument or otherwise required by the 1940 Act, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees, which written consent shall be filed with the minutes of proceedings of the Trustees. Written consent may be evidenced by electronic mail or other electronic transmission from the Trustee giving such consent. If there be less than a quorum present at any meeting of the Trustees, a majority of those present may adjourn the meeting until a quorum shall have been obtained.

(c) Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be two or more of the members thereof, unless the Trustees shall provide otherwise or if the committee consists of only one member. Unless provided otherwise in this Trust Instrument, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of a majority of the members, which written consent shall be filed with the minutes of proceedings of such committee. Written consent may be evidenced by electronic mail or other electronic transmission from the Trustee giving such consent.

(d) With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons of the Trust or are otherwise interested in any action to be taken may be counted for quorum purposes under this Section 4.3 and shall be entitled to vote to the extent permitted by the 1940 Act.

(e) All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to such communications system shall constitute presence in person at such meeting, unless the 1940 Act specifically requires the Trustees to act “in person,” in which case such term shall be construed consistent with Commission or staff releases or interpretations.

Section 4.4    Chairman of the Trustees. The Trustees may appoint one of their number to be Chairman of the Trustees who shall preside at all meetings of the Trustees at which he is present. The Chairman may be (but is not required to be) the chief executive officer of the Trust, but shall not be an officer of the Trust solely by virtue of being appointed Chairman. The Chairman shall have such responsibilities as may be determined by the Trustees from time to time. The Trustees may elect Co-Chairmen or Vice Chairmen of the Board. In the absence of the Chairman, another Trustee shall be designated by the Trustees to preside over the meeting of the Trustees, to set the agenda for the meeting and to perform the other responsibilities of the Chairman in his absence.

Section 4.5    Principal Transactions. Except to the extent prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any Affiliated Person of the Trust, investment adviser, investment sub-adviser, distributor or transfer agent for the Trust or with any Interested Person of such Affiliated Person or other Person; and the Trust may employ any such Affiliated Person or other Person, or firm or company in which such Affiliated Person or other Person is an Interested

Person, as broker, legal counsel, registrar, investment adviser, investment sub-adviser, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

ARTICLE 5

INVESTMENT ADVISER, INVESTMENT SUB-ADVISER,

PRINCIPAL UNDERWRITER, ADMINISTRATOR, TRANSFER AGENT,

CUSTODIAN AND OTHER CONTRACTORS

Section 5.1    Certain Contracts. Subject to compliance with the provisions of the 1940 Act, but notwithstanding any limitations of present and future law or custom in regard to delegation of powers by trustees generally, the Trustees may, at any time and from time to time and without limiting the generality of their powers and authority otherwise set forth herein, enter into, modify, amend, supplement, assign or terminate one or more contracts with, and pay compensation to, any one or more corporations, trusts, associations, partnerships, limited partnerships, other type of organizations, or individuals to provide for the performance and assumption of some or all of the following services, duties and responsibilities to, for or of the Trust and/or the Trustees, and to provide for the performance and assumption of such other services, duties and responsibilities in addition to those set forth below as the Trustees may determine to be appropriate:

(a) Investment Adviser and Investment Sub-Adviser. The Trustees may in their discretion, from time to time, enter into an investment advisory or management contract or contracts with respect to the Trust or any Series whereby the other party or parties to such contract or contracts shall undertake to furnish the Trust with such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may in their discretion determine. Notwithstanding any other provision of this Trust Instrument, the Trustees may authorize any investment adviser (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities, other investment instruments of the Trust, or other Trust Property on behalf of the Trustees, or may authorize any officer, employee, agent, or Trustee to effect such purchases, sales or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by the Trustees.

The Trustees may authorize, subject to applicable requirements of the 1940 Act, the investment adviser to employ, from time to time, one or more sub-advisers to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser. Any reference in this Trust Instrument to the investment adviser shall be deemed to include such sub-advisers, unless the context otherwise requires.

(b) Principal Underwriter. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of Shares for any one or more of its Series or Classes or other securities to be issued by the Trust, including a contract whereby the Trust may either agree to sell Shares or other securities to the other party to the contract or appoint such other party its sales agent for such Shares or other securities. In either case, the contract may also provide for the repurchase or sale of Shares or other securities by such other party as principal or as agent of the Trust.

(c) Administrator. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party or parties shall undertake to furnish the Trust with administrative services. The contract or contracts shall be on such terms and conditions as the Trustees may in their discretion determine.

(d) Transfer Agent. The Trustees may in their discretion from time to time enter into one or more transfer agency and Shareholder service contracts whereby the other party or parties shall undertake to furnish the Trust with transfer agency and Shareholder services. The contract or contracts shall be on such terms and conditions as the Trustees may in their discretion determine.

(e) Administrative Service and Distribution Plans. The Trustees may, on such terms and conditions as they may in their discretion determine, adopt one or more plans pursuant to which compensation may be paid directly or indirectly by the Trust for Shareholder servicing, administration and/or distribution services with respect to one or more Series or Classes including without limitation, plans subject to Rule 12b-1 under the 1940 Act, and the Trustees may enter into agreements pursuant to such plans.

(f) Fund Accounting. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party or parties undertakes to handle all or any part of the Trust’s accounting responsibilities, whether with respect to the Trust’s properties, Shareholders or otherwise.

(g) Custodian and Depository. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party or parties undertakes to act as depository for and to maintain custody of the property of the Trust or any Series or Class and accounting records in connection therewith.

(h) Parties to Contract. Any contract described in this Article 5 may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered void or voidable by reason of the existence of any relationship, nor shall any person holding such relationship be disqualified from voting on or executing the same in his capacity as Shareholder and/or Trustee, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article 5. The same Person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to this Article 5, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 5.1.

ARTICLE 6

SHAREHOLDER VOTING POWERS AND MEETINGS

Section 6.1    Voting.

(a) The Shareholders shall have power to vote only: (i) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act (including Section 16(a) thereof), (ii) for the removal of Trustees in accordance with Section 3.2(b) hereof, (iii) on certain amendments to this Trust Instrument enumerated in Section 9.6 hereof, (iv) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, or (v) as the Trustees may consider necessary or desirable.

(b) On each matter submitted to a vote of Shareholders, unless the Trustees determine otherwise, all Shares of all Series and Classes shall vote together as a single class; provided, however, that: as to any matter (i) with respect to which a separate vote of one or more Series or Classes is required by the 1940 Act or by action of the Trustees in establishing and designating the Series or Class(es), such requirements as to a separate vote by such Series or Class(es) shall apply in lieu of all Shares of all Series and Classes voting together, and (ii) which does not affect the interests of a particular Series or Class, only the holders of Shares of the one or more affected Series or Classes shall be entitled to vote. In general, each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote; provided, however, on any matter submitted to a vote of Shareholders, the Trustees may determine, without the vote or consent of Shareholders (except as required by the 1940 Act), that each dollar of Net Asset Value (number of Shares owned times Net Asset Value per Share of the Trust, if no Series shall have been established, or of such Series or Class, as applicable) shall be entitled to one vote on any matter on which such Shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Without limiting the power of the Trustees in any way to designate otherwise in accordance with the preceding sentence, the Trustees hereby establish that each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-laws or as determined by the Trustees. A proxy may be given in writing, electronically, by telephone, by telecopy, or in any other manner provided for in the By-laws or as determined by the Trustees. Until

Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Trust Instrument or any of the By-laws of the Trust to be taken by Shareholders. A Shareholder may authorize another Person or Persons to act for such Shareholder as proxy by transmitting or authorizing in writing, electronically, by telephone, by telecopy or other electronic transmission to the Person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the Person who will be the holder of the proxy to receive such transmission, provided that any such writing or other transmission must either set forth or be submitted with information from which it can be determined that the writing or other transmission was authorized by the Shareholder.

Section 6.2    Notices. Any and all notices to which any Shareholder hereunder may be entitled and any and all communications shall be deemed duly served or given if presented personally to a Shareholder, left at his or her residence or usual place of business or sent via United States mail or by electronic transmission to a Shareholder at his or her address as it is registered with the Trust. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the Shareholder at his or her address as it is registered with the Trust with postage thereon prepaid.

Section 6.3    Meetings of Shareholders.

(a) Meetings of the Shareholders may be called at any time by the Chairman or the Trustees and shall be called by any Trustee upon written request of Shareholders holding, in the aggregate, not less than 10% of the Shares (or Class or Series thereof), such request specifying the purpose or purposes for which such meeting is to be called. Any such meeting shall be held within or without the State of Delaware on such day and at such time as the Trustees shall designate. Shareholders of one third of the Shares of the Trust (or Class or Series thereof), present in person or by proxy, shall constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or by this Trust Instrument or the By-laws. Any lesser number shall be sufficient for adjournments. Unless the 1940 Act, this Trust Instrument or the By-Laws require a greater number of affirmative votes, the affirmative vote by the Shareholders holding more than 50% of the Shares (or Class or Series thereof) present, either in person or by proxy, or, if applicable, holding more than 50% of the Net Asset Value of the Shares present, either in person or by proxy, at such meeting constitutes the action of the Shareholders, and a plurality shall elect a Trustee.

(b) Any meeting of Shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time provided that no meeting shall be adjourned for more than six months beyond the originally scheduled meeting date. In addition, any meeting of Shareholders, whether or not a quorum is present, may be adjourned or postponed by, or upon the authority of, the Chairman or the Trustees to another date and time provided that no meeting shall be adjourned or postponed for more than six months beyond the originally scheduled meeting date. Any adjourned or postponed session or sessions may be held, within a reasonable time after the date set for the original meeting as determined by, or upon the authority of, the Trustees without the necessity of further notice or a new record date.

Section 6.4    Record Date. For the purpose of determining the Shareholders who are entitled to notice of any meeting and to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the Trustees may from time to time fix a date, not more than 120 calendar days prior to the original date of any meeting of the Shareholders (which may be adjourned or postponed in compliance with Section 6.3(b) hereof) or payment of distributions or other action, as the case may be, as a record date for the determination of the persons to be treated as Shareholders of record for such purposes, and any Shareholder who was a Shareholder at the date and time so fixed shall be entitled to vote at such meeting or to be treated as a Shareholder of record for purposes of such other action, even though he has since that date and time disposed of his Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or to be treated as a Shareholder of record for purposes of such other action. Nothing in this Section 6.4 shall be construed as precluding the Trustees from setting different record dates for different Series or Classes.

Section 6.5    Notice of Meetings.

(a) Written or printed notice of all meetings of the Shareholders, stating the time, place and purposes of the meeting, shall be given as provided in Section 6.2 for the giving of notices, at least 10 business days before the meeting. At any such meeting, any business properly before the meeting may be considered whether or not stated in the notice of the meeting. Any adjourned or postponed meeting held as provided in Section 6.3 shall not require the giving of additional notice.

(b) Notice of any Shareholder meeting need not be given to any Shareholder if a written waiver of notice (including, but not limited to, electronic, telegraphic or facsimilie or computerized writings), executed before or after such meeting, is filed with the record of such meeting, or to any Shareholder who shall attend such meeting in person or by proxy. The attendance of a Shareholder at a meeting of Shareholders shall constitute a waiver of notice of such meeting except when a Shareholder attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

Section 6.6    Proxies, Etc. At any meeting of Shareholders, any Shareholder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken.

(a) Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote.

(b) When Shares are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Shares, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Shares.

(c) A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the Shareholder is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person regarding the charge or management of its Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

Section 6.7    Action by Written Consent. Subject to the provisions of the 1940 Act, any action taken by Shareholders may be taken without a meeting if a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by law, by any provision of this Trust Instrument or by the Trustees) consent to the action in writing. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders. Any written consent may be given by facsimile, electronic mail or other electronic means. The Trustees may adopt additional rules and procedures regarding the taking of Shareholder action by written consents.

Section 6.8    Delivery by Electronic Transmission or Otherwise. Notwithstanding any provision in this Trust Instrument to the contrary, any notice, proxy, vote, consent, instrument or writing of any kind referenced in, or contemplated by, this Trust Instrument or the By-laws may, as determined by the Trustees, be given, granted or otherwise delivered by electronic transmission (within the meaning of the Act), including via the internet, or in any other manner permitted by applicable law.

ARTICLE 7

DISTRIBUTIONS AND REDEMPTIONS

Section 7.1    Distributions.

(a) The Trustees may from time to time declare and pay dividends or other distributions with respect to any Series or Class. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust Property shall be wholly in the discretion of the Trustees.

(b) Dividends and distributions on Shares of a particular Series or any Class thereof may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolution adopted only once or with such frequency as the Trustees may determine, to the Shareholders of Shares in that Series or Class, from such of the income and capital gains, accrued or realized, from the Trust Property belonging to that Series, or in the case of a Class, belonging to that Series and allocable to that Class, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Series. All dividends and distributions on Shares in a particular Series or Class thereof shall be distributed pro rata to the Shareholders of Shares in that Series or Class in proportion to the total outstanding Shares in that Series or Class held by such Shareholders at the date and time of record established for the payment of such dividends or distribution, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Series or Class and except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder’s purchase order and/or payment in the prescribed form has not been received by the time or times established by the Trustees under such program or procedure. Such dividends and distributions may be made in cash or Shares of that Series or Class or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

(c) Anything in this Trust Instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute a stock dividend pro rata among the Shareholders of a particular Series, or Class thereof, as of the record date of that Series or Class fixed as provided in subsection (b) of this Section 7.1. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

Section 7.2    Redemption by Shareholder.

(a) Unless the Trustees otherwise determine with respect to a particular Series or Class at the time of establishing and designating the same and subject to the 1940 Act, each holder of Shares of a particular Series or Class thereof shall have the right at such times as may be permitted by the Trust to require the Trust to redeem (out of the assets belonging to the applicable Series or Class) all or any part of his Shares at a redemption price equal to the Net Asset Value per Share of that Series or Class next determined in accordance with Section 7.4 after the Shares are properly tendered for redemption, less such redemption fee or other charge, if any, as may be fixed by the Trustees. Except as otherwise provided in this Trust Instrument, payment of the redemption price shall be in cash; provided, however, that to the extent permitted by applicable law, the Trustees may authorize the Trust to make payment wholly or partly in securities or other assets belonging to the applicable Series at the value of such securities or assets used in such determination of Net Asset Value. Subject to the foregoing, the fair value, selection, and quantity of securities or other assets so paid or delivered as all or part of the redemption price may be determined by or under the authority of the Trustees. In no case shall the Trust or the Trustees be liable for any delay of any Person in transferring securities selected for delivery as all or part of the redemption price.

(b) Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares of any Series or Class to require the Trust to redeem Shares of that Series or Class during any period or at any time when and to the extent permissible under the 1940 Act.

(c) If a Shareholder shall submit a request for the redemption of a greater number of Shares than are then allocated to such Shareholder, such request shall not be honored.

Section 7.3    Redemption by Trust.

(a) Unless the Trustees otherwise determine with respect to a particular Series or Class at the time of establishing and designating the same, each Share of each Series or Class thereof that has been established and designated is subject to redemption (out of the assets belonging to the applicable Series or Class) by the Trust at the redemption price which would be applicable if such Share were then being redeemed by the Shareholder pursuant to Section 7.2 at any time if the Trustees determine that it is in the best interest of the Trust to so redeem such Shares, which determination may be delegated to the investment adviser of the Trust. Upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price. Without limiting the generality of the foregoing, the Trustees may cause the Trust to redeem (out of the assets belonging to the applicable Series or Class) all of the Shares of one or more Series or Classes held by (i) any Shareholder if the value of such Shares held by such Shareholder is less than the minimum amount established from time to time by the Trustees, (ii) all Shareholders of one or more Series or Classes if the value of such Shares held by all Shareholders is less than the minimum amount established from time to time by the Trustees or (iii) any Shareholder to reimburse the Trust for any loss or expense it has sustained or incurred by reason of the failure of such Shareholder to make full payment for Shares purchased by such Shareholder, or by reason of any defective redemption request, or by reason of indebtedness incurred because of such Shareholder or to collect any charge relating to a transaction effected for the benefit of such Shareholder or as provided in the prospectus relating to such Shares.

(b) If the Trustees shall, at any time and in good faith, determine that direct or indirect ownership of Shares of any Series or Class thereof has or may become concentrated in any Person to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power (but not the obligation), by such means as they deem equitable, to (i) call for the redemption of a number, or amount, of Shares held by such Person sufficient to maintain or bring the direct or indirect ownership of Shares into conformity with the requirements for such qualification, (ii) refuse to transfer or issue Shares of any Series or Class thereof to such Person whose acquisition of the Shares in question would result in such disqualification, or (iii) take such other actions as they deem necessary and appropriate to avoid such disqualification

Section 7.4    Net Asset Value.

(a) The Net Asset Value per Share of any Series or Class thereof shall be the quotient obtained by dividing the value of the net assets of that Series or Class (being the value of the assets belonging to that Series or Class less the liabilities belonging to that Series or Class) by the total number of Shares of that Series or Class outstanding, all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to time.

(b) The Trustees may determine to maintain the Net Asset Value per Share of any Series at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that Series or Class thereof as dividends payable in additional Shares of that Series or Class thereof at the designated constant dollar amount and for the handling of any losses attributable to that Series or Class thereof. Such procedures may, among other things, provide that in the event of any loss each Shareholder of a Series or Class thereof shall be deemed to have contributed to the capital of the Trust attributable to that Series or Class thereof his pro rata portion of the total number of Shares required to be cancelled in order to permit the Net Asset Value per Share of that Series or Class thereof to be maintained, after reflecting such loss, at the designated constant dollar amount. Each Shareholder of the Trust shall be deemed to have agreed, by his investment in the Trust, to make the contribution referred to in the preceding sentence in the event of any such loss.

Section 7.5    Power to Modify Procedures.

(a) Notwithstanding any of the foregoing provisions of this Article 7, the Trustees may prescribe, in their absolute discretion except as may be required by the 1940 Act, such other bases and times for determining the Net Asset Value of the Shares or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable for any reason, including to enable the Trust to comply with any provision of the 1940 Act, or any securities exchange or association registered under the Securities Exchange Act of 1934, or any order of exemption issued by the Commission, all as in effect now or hereafter amended or modified.

(b) Nothing in this Trust Instrument shall be deemed to restrict the ability of the Trustees in their full discretion, without the need for any notice to, or approval by the Shareholders of, any Series or Class, to allocate, reallocate or authorize the contribution or payment, directly or indirectly, to one or more than one Series or Class of the following: (i) assets, income, earnings, profits, and proceeds thereof, (ii) proceeds derived from the sale, exchange or liquidation of assets, and (iii) any cash or other assets contributed or paid to the Trust from a manager, administrator or other adviser of the Trust or an Affiliated Person thereof, or other third party, another Series or another Class, in each case to remediate misallocations of income and capital gains, ensure equitable treatment of Shareholders of a Series or Class, or for such other valid reason determined by the Trustees.

ARTICLE 8

COMPENSATION, LIMITATION OF LIABILITY OF TRUSTEES

Section 8.1    Compensation. The Trustees as such shall be entitled to compensation from the Trust, and the Trustees may fix the amount of such compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Section 8.2    Limitation of Liability.

(a) The Trustees shall be entitled to the protection against personal liability for the obligations of the Trust under Section 3803(b) of the Act. No Trustee or former Trustee shall be liable to the Trust, its Shareholders, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of the office of the Trustee hereunder. No Trustee who has been determined to be an “audit committee financial expert” (for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 or any successor provision thereto) by the Board of Trustees shall be subject to any greater liability or duty of care in discharging such Trustee’s duties and responsibilities by virtue of such determination than is any Trustee who has not been so designated. No Trustee or former Trustee shall be responsible or liable in any event for any neglect or wrongdoing of any other Trustee, Advisory Board Member, officer, agent, employee, manager, adviser, sub-adviser or principal underwriter of the Trust.

(b) The officers, employees, Advisory Board Members and agents of the Trust shall be entitled to the protection against personal liability for the obligations of the Trust under Section 3803(c) of the Act. No officer, employee, Advisory Board Member or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

Section 8.3    Fiduciary Duty.

(a) To the extent that, at law or in equity, a Trustee, officer, employee, Advisory Board Member, Trustee emeritus or agent of the Trust (each a “Fiduciary Covered Person”) has duties (including fiduciary duties) and liabilities relating thereto to the Trust, to the Shareholders or to any other Person, a Fiduciary Covered Person acting under this Trust Instrument shall not be liable to the Trust, to the Shareholders or to any other Person for his good faith reliance on the provisions of this Trust Instrument. The provisions of this Trust Instrument, to the extent that they restrict or eliminate the duties and liabilities of Fiduciary Covered Persons otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of such Fiduciary Covered Persons.

(b) Unless otherwise expressly provided herein:

i.	whenever a conflict of interest exists or arises between any Fiduciary Covered Person or any of his Affiliated Persons, on the one hand, and the Trust or any Shareholders or any other Person, on the other hand; or

ii.	whenever this Trust Instrument or any other agreement contemplated herein or therein provides that a Fiduciary Covered Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust, any Shareholders or any other Person; then

iii.
such Fiduciary Covered Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including his own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by a Fiduciary Covered Person, the resolution, action or terms so made, taken or provided by a Fiduciary Covered Person shall not constitute a breach of this Trust Instrument or any other agreement contemplated herein or of any duty or obligation of a Fiduciary Covered Person at law or in equity or otherwise.

(c) Notwithstanding any other provision of this Trust Instrument to the contrary or as otherwise provided in the 1940 Act, (i) whenever in this Trust Instrument Fiduciary Covered Persons are permitted or required to make a decision in their “sole discretion” or under a grant of similar authority, the Fiduciary Covered Persons shall be entitled to consider such interests and factors as they desire, including their own interests, and, to the fullest extent permitted by applicable law, shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust, the Shareholders or any other Person; and (ii) whenever in this Trust Instrument Fiduciary a Covered Person is permitted or required to make a decision in “good faith” or under another express standard, the Fiduciary Covered Person shall act under such express standard and shall not be subject to any other or different standard.

(d) Any Fiduciary Covered Person and any Affiliated Persons of any Fiduciary Covered Person may engage in or possess an interest in other profit-seeking or business ventures of any nature or description, independently or with others, whether or not such ventures are competitive with the Trust and the doctrine of corporate opportunity, or any analogous doctrine, shall not apply to any Fiduciary Covered Person. No Fiduciary Covered Person who acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Trust shall have any duty to communicate or offer such opportunity to the Trust, and such Fiduciary Covered Person shall not be liable to the Trust or to the Shareholders for breach of any fiduciary or other duty by reason of the fact that such Fiduciary Covered Person pursues or acquires for, or directs such opportunity to another Person or does not communicate such opportunity or information to the Trust. Neither the Trust nor any Shareholders shall have any rights or obligations by virtue of this Trust Instrument or the trust relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of such ventures, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper. Any Fiduciary Covered Person may engage or be interested in any financial or other transaction with the Trust, the Shareholders or any Affiliated Person of the Trust or the Shareholders.

(e) To the fullest extent permitted by law, it is intended that Advisory Board Members and Trustees emeritus shall have no fiduciary duties or liabilities to the Trust or the Shareholders.

Section 8.4    Indemnification. The Trust shall indemnify to the fullest extent permitted by law each of its Trustees, former Trustees, Trustees emeritus, Advisory Board Members and officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each an “Indemnified Person”), and may indemnify its employees and agents, against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding of any kind and nature whatsoever, whether brought in the right of the Trust or otherwise, and whether of a civil, criminal or administrative nature, before any court or administrative or legislative body, including any appeal therefrom, in which he or she may be involved as a party, potential party, non-party witness or otherwise or with which he or she may be threatened, while as an Indemnified Person or thereafter, by reason of being or having been such an Indemnified Person, except that no Indemnified Person shall be indemnified against any liability to the Trust or its Shareholders to which such Indemnified Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of such Indemnified Person’s office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Indemnified Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be promptly paid from time to time, and the expenses of the Trust’s employees or agents may be paid from time to time, by the Trust or a Series in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and either (i) such Indemnified Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Indemnified Person ultimately will be found entitled to indemnification.

Section 8.5    Indemnification Determinations. Indemnification of an Indemnified Person pursuant to Section 8.4 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Indemnified Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Indemnified Person was not liable by reason of Disabling Conduct. In making such a determination, the Board of Trustees of the Trust shall act in conformity with then applicable law and administrative interpretations, and shall afford a Trustee requesting indemnification who is not an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, a rebuttable presumption that such Trustee did not engage in disabling conduct while acting in his capacity as a Trustee.

Section 8.6    Indemnification Not Exclusive. The right of indemnification provided by this Article 8 shall not be exclusive of or affect any other rights to which any such Indemnified Person may be entitled. As used in this Article 8, “Indemnified Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Section 8.7    Reliance on Experts, Etc. Each Trustee, officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any manager, adviser, administrator, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Trust Instrument, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice.

Section 8.8    No Duty of Investigation; Notice in Trust Instrument. No purchaser, lender, or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate or other interest or undertaking of the Trust, and every other act or thing whatsoever executed in connection with the Trust, shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees, officers, employees or agents of the Trust. The execution of any such obligation, contract, instrument, certificate or other interest or undertaking shall not personally bind such Trustees, officers employees or agents of the Trust or make them personally liable thereunder, nor shall it give rise to a claim against their private property or the private property of the Shareholders for the satisfaction of any obligation or claim thereunder. The Trustees may maintain insurance for the protection of the Trust Property, Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem advisable.

Section 8.9    No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or surety or other security for the performance of any of his duties hereunder.

Section 8.10    Insurance. The Trust shall purchase and maintain in effect one or more policies of insurance on behalf of its Trustees and officers in such amounts and with such coverage as shall be determined from time to time by the Board of Trustees, and also may purchase and maintain such insurance for any of its employees and other agents, issued by a reputable insurer or insurers, against any expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his service to the Trust, with customary limitations and exceptions, whether or not the Trust would have the power to indemnify such person against such expenses pursuant to this Article 8.

ARTICLE 9

MISCELLANEOUS

Section 9.1    Trust Not a Partnership. It is the intention of the Trustees that the Trust shall be a statutory trust under the Act and that this Trust Instrument and the By-laws, if any, shall together constitute the “governing instrument” of the Trust as defined in Section 3801(f) of the Act. It is hereby expressly declared that a Delaware statutory trust and not a partnership or other form of organization is created hereby. All persons extending credit to, contracting with or having any claim against any Series of the Trust or any Class within any Series shall look only to the assets of such Series or Class for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series or Class shall include a recitation limiting the obligations represented thereby to the Trust or to one or more Series or Classes and its or their assets (but the omission of such a recitation shall not operate to bind any Shareholder, Trustee, officer, employee or agent of the Trust).

Section 9.2    Dissolution and Termination of Trust, Series or Class.

(a) Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be dissolved at any time by the Trustees by written notice to the Shareholders. Any Series of Shares may be dissolved at any time by the Trustees by written notice to the Shareholders of such Series. Any Class of any Series of Shares may be terminated at any time by the Trustees by written notice to the Shareholders of such Class. Any action to dissolve the Trust shall be deemed also to be an action to dissolve each Series and each Class thereof and any action to dissolve a Series shall be deemed also to be an action to terminate each Class thereof.

(b) Upon the requisite action by the Trustees to dissolve the Trust or any one or more Series, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or of the affected Series to distributable form in cash or Shares (if the Trust has not dissolved) or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Trust or Series involved, ratably according to the number of Shares of the Trust or such Series held by the several Shareholders of such Series on the date of distribution unless otherwise determined by the Trustees or otherwise provided by this Trust Instrument. Thereupon, any affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to such Series shall be canceled and discharged. Upon the requisite action by the Trustees to terminate any Class of any Series of Shares, the Trustees may, to the extent they deem it appropriate, follow the procedures set forth in this Section 9.2(b) with respect to such Class that are specified in connection with the dissolution and winding up of the Trust or any Series of Shares. Alternatively, in connection with the termination of any Class of any Series of Shares, the Trustees may treat such termination as a redemption of the Shareholders of such Class effected pursuant to Section 7.3 of Article 7 of this Trust Instrument provided that the costs relating to the termination of such Class shall be included in the determination of the Net Asset Value of the Shares of such Class for purposes of determining the redemption price to be paid to the Shareholders of such Class (to the extent not otherwise included in such determination).

(c) Following completion of winding up of the Trust’s business, the Trustees shall cause a certificate of cancellation of the Trust’s Certificate of Trust to be filed in accordance with the Act, which certificate of cancellation may be signed by any one Trustee. Upon termination of the Trust, the Trustees, subject to Section 3808 of the Act, shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust shall be canceled and discharged.

Section 9.3    Merger, Consolidation, Incorporation.

(a) Notwithstanding any other provision of this Trust Instrument to the contrary, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, (i) cause the Trust to convert into or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (each, a “Successor Entity”), or a series of any Successor Entity to the extent permitted by law, (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (iii) cause the Trust to incorporate under the laws of a state, commonwealth, possession or colony of the United States, (iv) sell or convey all or substantially all of the assets of the Trust or any Series or Class to another Series or Class of the Trust or to a Successor Entity, or a series of a Successor Entity to the extent permitted by law, for adequate consideration as determined by the Trustees which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent of the Trust or any affected Series or Class, and which may include Shares of such other Series or Class of the Trust or shares of beneficial interest, stock or other ownership interest of such Successor Entity (or series thereof) or (v) at any time sell or convert into money all or any part of the assets of the Trust or any Series or Class thereof. Any agreement of merger, reorganization, consolidation, exchange or conversion or certificate of merger, certificate of conversion or other applicable certificate may be signed by a majority of the Trustees or an authorized officer of the Trust and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

(b) Pursuant to and in accordance with the provisions of Section 3815(f) of the Act, and notwithstanding anything to the contrary contained in this Trust Instrument, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 9.3 may effect any amendment to the Trust Instrument or effect the adoption of a new trust instrument of the Trust or change the name of the Trust if the Trust is the surviving or resulting entity in the merger or consolidation.

(c) Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, create one or more statutory or business trusts to which all or any part of the assets, liabilities, profits or losses of the Trust or any Series or Class thereof may be transferred and may provide for the conversion of Shares in the Trust or any Series or Class thereof into beneficial interests in any such newly created trust or trusts or any series or classes thereof.

(d) Notwithstanding any provision of this Trust Instrument to the contrary, the Trustees may, without Shareholder approval, invest all or a portion of the Trust Property of any Series, or dispose of all or a portion of the Trust Property of any Series, and invest the proceeds of such disposition in interests issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or any other state or jurisdiction) or subtrust thereof which is classified as a partnership for federal income tax purposes. Notwithstanding any provision of this Trust Instrument to the contrary, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, cause a Series that is organized in the master/feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause such series to invest its Trust Property directly in securities and other financial instruments or in another master fund.

Section 9.4    Filing of Copies, References, Headings. The original or a copy of this Trust Instrument and of each amendment hereof or Trust Instrument supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments or supplements have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this Trust Instrument or of any such amendment or supplemental Trust Instrument. In this Trust Instrument or in any such amendment or supplemental Trust Instrument, references to this Trust Instrument, and all expressions like “herein,” “hereof” and “hereunder,” shall be deemed to refer to this Trust Instrument as amended or affected by any such supplemental Trust Instrument. All expressions like “his”, “he” and “him” shall be deemed to include the feminine and neuter, as well as masculine, genders. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this Trust Instrument rather than the headings shall control. This Trust Instrument may be executed in any number of counterparts each of which shall be deemed an original.

Section 9.5    Applicable Law. The trust set forth in this instrument is made in the State of Delaware, and the Trust and this Trust Instrument, and the rights and obligations of the Trustees and Shareholders hereunder, shall be governed by and construed and administered according to the Act and the laws of said State; provided, however, that there shall not be applicable to the Trust, the Trustees or this Trust Instrument (a) the provisions of Sections 3540 and 3561 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Act) pertaining to trusts which relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Trust Instrument. The Trust shall be of the type commonly called a “statutory trust,” and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

Section 9.6    Amendments. Except as specifically provided herein, the Trustees may, without Shareholder vote, amend or otherwise supplement this Trust Instrument by making an amendment hereto, a Trust Instrument supplemental hereto or an amended and restated trust instrument. Shareholders shall have the right to vote: (i) on any amendment which would affect their right to vote granted in Section 6.1, (ii) on any amendment to this Section 9.6, (iii) on any amendment for which such vote is required by the 1940 Act and (iv) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders which, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Anything in this Trust Instrument to the contrary notwithstanding, no amendment to Article 8 hereof shall limit the rights to indemnification or insurance provided therein with respect to action or omission of any persons protected thereby prior to such amendment. The Trustees may without Shareholder vote, restate or amend or otherwise supplement the By-laws and the Certificate of Trust as the Trustees deem necessary or desirable.

Section 9.7    Fiscal Year. The fiscal year of the Trust or any Series shall end on a specified date as determined from time to time by the Trustees.

Section 9.8    Provisions in Conflict with Law. The provisions of this Trust Instrument are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Trust Instrument (including, if the context requires, any non-conflicting provisions contained in the same section or subsection as the conflicting provision); provided, however, that such determination shall not affect any of the remaining provisions of this Trust Instrument or render invalid or improper any action taken or omitted prior to such determination. If any provision of this Trust Instrument shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Trust Instrument in any jurisdiction.

Section 9.9    Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust or of any recording office in which this Trust Instrument may be recorded, appears to be a Trustee hereunder, certifying to (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Trust Instrument, (e) the form of any By-laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

EXHIBIT D-1

FORM OF

AMENDED AND RESTATED INVESTMENT ADVISORY AND SERVICE AGREEMENT

THIS AMENDED AND RESTATED INVESTMENT ADVISORY AND SERVICE AGREEMENT, dated and effective as of the          day of                         , is made and entered into by and between [FUND], a Delaware statutory trust (the “Fund”), and CAPITAL RESEARCH AND MANAGEMENT COMPANY, a Delaware corporation (the “Investment Adviser”).

W I T N E S S E T H

The Fund is an open-end diversified investment company of the management type, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Investment Adviser is registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of providing investment advisory and related services to the Fund and to other investment companies.

NOW, THEREFORE, in consideration of the premises and the mutual undertaking of the parties, it is covenanted and agreed as follows:

1. The Fund hereby employs the Investment Adviser to provide investment advisory and administrative services to the Fund. The Investment Adviser hereby accepts such employment and agrees to render the services to the extent herein set forth, for the compensation herein provided. The Investment Adviser shall, for all purposes herein, be deemed an independent contractor and not an agent of the Fund.

2. (a) The Investment Adviser shall provide general management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund’s assets, giving due consideration to the policies of the Fund as expressed in the Fund’s [agreement and declaration of trust], by-laws, registration statement under the 1940 Act and registration statement under the Securities Act of 1933, as amended (the “1933 Act”), as well as to the factors affecting the Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended.

(b) The Investment Adviser may delegate its investment management responsibilities under paragraph 2(a), or a portion thereof, to one or more entities that are direct or indirect subsidiaries of the Investment Adviser or at least majority owned subsidiaries of The Capital Group Companies, Inc. and registered as investment advisers under the Investment Adviser’s Act of 1940 (each a “Subsidiary”), pursuant to an agreement between the Investment Adviser and the Subsidiary (the “Subsidiary Agreement”). Any Subsidiary to which the Investment Adviser proposes to delegate its investment management responsibilities must be approved by the Fund’s Board of Trustees, including a majority of the Trustees who are not parties to this Agreement nor interested persons of any such party (“Independent Trustees”). Any delegation of duties pursuant to this Section 2 shall comply with all applicable provisions of Section 15 of the 1940 Act, except to the extent permitted by any exemptive order of the Securities and Exchange Commission (“SEC”), or similar relief.

(c) The Investment Adviser shall, subject to review and approval of the Board of Trustees of the Fund: (i) set the Fund’s overall investment strategies; (ii) evaluate, select and recommend Subsidiaries to manage all or a part of the Fund’s assets; (iii) when appropriate, allocate and reallocate the Fund’s assets among multiple Subsidiaries; (iv) monitor and evaluate the performance of Subsidiaries; and (v) implement procedures reasonably designed to ensure that the Subsidiaries comply with the federal securities laws and the Fund’s investment objective, policies and restrictions. The Investment Adviser shall be solely responsible for paying the fees of any Subsidiary.

(d) Any Subsidiary Agreement may provide that the Subsidiary, subject to the control and supervision of the Fund’s Board of Trustees and the Investment Adviser, shall have full investment discretion for the Fund and shall make all determinations with respect to (i) the investment of the Fund’s assets assigned to the Subsidiary; (ii) the purchase and

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sale of portfolio securities with those assets, and (iii) any steps that may be necessary to implement an investment decision. The Investment Adviser shall periodically evaluate the continued advisability of retaining any Subsidiary and will make recommendations to the Fund’s Board of Trustees as needed.

(e) The Investment Adviser shall furnish the services of persons to perform the executive, administrative, clerical, and bookkeeping functions of the Fund, including the daily determination of net asset value per share. The Investment Adviser shall pay the compensation and travel expenses of all such persons, and they shall serve without any additional compensation from the Fund. The Investment Adviser shall also, at its expense, provide the Fund with necessary office space (which may be in the offices of the Investment Adviser); all necessary office equipment and utilities; and general purpose forms, supplies, and postage used at the offices of the Fund.

(f) The Investment Adviser shall maintain all books and records with respect to the Fund’s investment management activities that are required to be maintained pursuant to the Investment Company Act of 1940 and the rules thereunder, as well as any other applicable legal requirements. The Investment Adviser acknowledges and agrees that all such records are the property of the Fund, and it shall maintain and preserve such records in accordance with applicable law and provide such records promptly to the Fund upon request.

(g) The Investment Adviser shall prepare and submit to the Fund all data on the performance of its duties as investment adviser for required filings with governmental agencies or for the preparation of reports to the Board of Trustees or the shareholders of the Fund.

(h) The Investment Adviser shall furnish from time to time such other appropriate information as may be reasonably requested by the Fund.

3. The Fund shall pay all its expenses not assumed by the Investment Adviser as provided herein. Such expenses shall include, but shall not be limited to, expenses incurred in connection with the organization of the Fund, its qualification to do business in the State of California, and its registration as an investment company under the 1940 Act; custodian, stock transfer and dividend disbursing fees and expenses; service and distribution expenses pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act; expenses incurred for shareholder servicing, recordkeeping, transactional services, tax and informational returns and fund and shareholder communications; costs of designing and of printing and mailing to its shareholders reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance, sale, redemption, or repurchase of shares of the Fund (including registration and qualification expenses); legal and auditing fees and expenses; compensation, fees, and expenses paid to Independent Trustees; association dues; and costs of any share certificates, stationery and forms prepared exclusively for the Fund.

4. (a) The Fund shall pay to the Investment Adviser on or before the tenth (10th) day of each month, as compensation for the services rendered by the Investment Adviser during the preceding month, a fee calculated at the annual rate of:

[insert fee schedule]

(b) Such fee shall be accrued daily and the daily rate shall be computed based on the actual number of days per year. For the purposes hereof, the net assets of the Fund shall be determined in the manner set forth in the [agreement and declaration of trust] and registration statement of the Fund. The advisory fee shall be payable for the period commencing on the date on which operations of the Fund begin and ending on the date of termination of this Agreement and shall be prorated for any fraction of a month at the beginning or the termination of such period.

[Alternate paragraph for funds with income portion of advisory fee]

[(b) The net asset portion of such fee shall be accrued daily and the daily rate shall be computed based on the actual number of days per year. For the purposes hereof, the net assets of the Fund shall be determined in the manner

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set forth in the [agreement and declaration of trust] and registration statement of the Fund. The income portion shall be accrued daily and “gross income” for this purpose shall be determined in the same manner as gross income is determined for and reported in financial statements and shall not include gains or losses from the sale of securities. The advisory fee shall be payable for the period commencing on the date on which operations of the Fund begin and ending on the date of termination hereof and shall be prorated for any fraction of a month at the beginning or the termination of such period.]

5. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority (within the meaning of the 1940 Act) of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Investment Adviser, or by the Investment Adviser on like notice to the Fund. Unless sooner terminated in accordance with this provision, this Agreement shall continue until [DATE]. It may thereafter be renewed from year to year by mutual consent, provided that such renewal shall be specifically approved at least annually by the Board of Trustees of the Fund, or by vote of a majority (within the meaning of the 1940 Act) of the outstanding voting securities of the Fund. In either event, any such renewal must be approved by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval.

6. This Agreement shall not be assignable by either party hereto, and in the event of assignment (within the meaning of the 1940 Act) by the Investment Adviser shall automatically be terminated forthwith.

7. Nothing contained in this Agreement shall be construed to prohibit the Investment Adviser from performing investment advisory, management, or distribution services for other investment companies and other persons or companies, nor to prohibit affiliates of the Investment Adviser from engaging in such businesses or in other related or unrelated businesses.

8. The Investment Adviser shall not be liable to the Fund or its shareholders for any error of judgment, for any mistake of law, for any loss arising out of any investment, or for any act or omission not involving willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties hereunder.

9. The obligations of the Fund under this Agreement are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Fund individually, but bind only the Fund’s estate. The Investment Adviser agrees to look solely to the assets of the Fund for the satisfaction of any liability in respect of the Fund under this Agreement and will not seek recourse against such Trustees, officers, employees, agents or shareholders, or any of them, or any of their personal assets for such satisfaction.

10. The fund acknowledges and agrees that the names “American Funds” and “Capital,” or any derivatives thereof or logo associated with those names, are the valuable property of the Investment Adviser and its affiliates, and that the Fund shall have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the Fund shall forthwith cease to use such names (or derivatives or logos).

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in duplicate original by their duly authorized officers.

FUND	CAPITAL RESEARCH AND MANAGEMENT COMPANY

By:	By:

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EXHIBIT D-2

FORM OF

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

[Applicable to WMIF only]

[[Applicable to TEFMD/VA only]]

THIS AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT, dated and effective as of the          day of                         , is made and entered into by and between [FUND], a Delaware statutory trust (the “Fund”), and CAPITAL RESEARCH AND MANAGEMENT COMPANY, a Delaware corporation (the “Investment Adviser”).

W I T N E S S E T H

WHEREAS, the Fund is an open-end diversified investment company of the management type, registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Investment Adviser is registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of providing investment advisory and related services to the Fund and to other investment companies;

WHEREAS, The Investment Adviser has served as the investment adviser of the Fund since its inception and the Fund and the Investment Adviser desire to renew, restate and re-formalize their relationship pursuant to Section 15 of the 1940 Act;

NOW, THEREFORE, in consideration of the premises and the mutual undertaking of the parties, it is covenanted and agreed as follows:

1. The Fund hereby employs the Investment Adviser to provide investment advisory services to the Fund. The Investment Adviser hereby accepts such employment and agrees to render the services to the extent herein set forth, for the compensation herein provided. The Investment Adviser shall, for all purposes herein, be deemed an independent contractor and not an agent of the Fund.

2. (a) The Investment Adviser shall provide investment management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund’s assets in accordance with the Fund’s investment standards [and any eligible list of securities (“Eligible List”) established by the Board of Trustees], giving due consideration to the policies and investment criteria of the Fund as expressed in the Fund’s [agreement and declaration of trust], by-laws, registration statement under the 1940 Act and registration statement under the Securities Act of 1933, as amended (the “1933 Act”), as well as to the factors affecting the Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended. [The Investment Adviser shall submit recommendations to the Board of Trustees for additions to and/or deletions from the Eligible List. Securities recommended for addition shall in the opinion of the Investment Adviser comply with the fund’s investment criteria. Securities which are recommended for deletion may include securities which in the opinion of the Investment Adviser do not so comply.]

(b) The Investment Adviser may delegate its investment management responsibilities under paragraph 2(a), or a portion thereof, to one or more entities that are direct or indirect subsidiaries of the Investment Adviser or at least majority owned subsidiaries of The Capital Group Companies, Inc. and registered as investment advisers under the Investment Adviser’s Act of 1940 (each a “Subsidiary”), pursuant to an agreement between the Investment Adviser and the Subsidiary (the “Subsidiary Agreement”). Any Subsidiary to which the Investment Adviser proposes to delegate its investment management responsibilities must be approved by the Fund’s Board of Trustees, including a majority of the Trustees who are not parties to this Agreement nor interested persons of any such party (“Independent Trustees”). Any

D-2-1

delegation of duties pursuant to this Section 2 shall comply with all applicable provisions of Section 15 of the 1940 Act, except to the extent permitted by any exemptive order of the Securities and Exchange Commission (“SEC”), or similar relief.

(c) The Investment Adviser shall, subject to review and approval of the Board of Trustees of the Fund: (i) set the Fund’s overall investment strategies; (ii) evaluate, select and recommend Subsidiaries to manage all or a part of the Fund’s assets; (iii) when appropriate, allocate and reallocate the Fund’s assets among multiple Subsidiaries; (iv) monitor and evaluate the performance of Subsidiaries; and (v) implement procedures reasonably designed to ensure that the Subsidiaries comply with the federal securities laws and the Fund’s investment objective, policies and restrictions. The Investment Adviser shall be solely responsible for paying the fees of any Subsidiary.

(d) Any Subsidiary Agreement may provide that the Subsidiary, subject to the control and supervision of the Fund’s Board of Trustees and the Investment Adviser, shall have full investment discretion for the Fund [subject to the Fund’s policies and investment criteria, as indicated in paragraph 2(a)], and shall make all determinations with respect to (i) the investment of the Fund’s assets assigned to the Subsidiary; (ii) the purchase and sale of portfolio securities with those assets, and (iii) any steps that may be necessary to implement an investment decision. The Investment Adviser shall periodically evaluate the continued advisability of retaining any Subsidiary and will make recommendations to the Fund’s Board of Trustees as needed.

(e) [For each share class, the Investment Adviser shall calculate and promptly submit to the Fund, the net asset value per share for each day the Fund is required to calculate a net asset value per share.]

(f) The Investment Adviser shall maintain all books and records with respect to the Fund’s investment management activities that are required to be maintained pursuant to the Investment Company Act of 1940 and the rules thereunder, as well as any other applicable legal requirements. The Investment Adviser acknowledges and agrees that all such records are the property of the Fund, and it shall maintain and preserve such records in accordance with applicable law and provide such records promptly to the Fund upon request.

(g) The Investment Adviser shall prepare and submit to the Fund all data on the performance of its duties as investment adviser for required filings with governmental agencies or for the preparation of reports to the Board of Trustees or the shareholders of the Fund.

(h) The Investment Adviser shall furnish from time to time such other appropriate information as may be reasonably requested by the Fund.

3. The Fund shall pay all its expenses not assumed by the Investment Adviser or the Fund’s business manager as provided herein. Such expenses shall include, but shall not be limited to, expenses incurred in connection with the organization of the Fund, its qualification to do business in the District of Columbia, and its registration as an investment company under the 1940 Act; custodian, stock transfer and dividend disbursing fees and expenses; service and distribution expenses pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act; expenses incurred for shareholder servicing, recordkeeping, transactional services, tax and informational returns and fund and shareholder communications; costs of designing and of printing and mailing to its shareholders reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance, sale, redemption, or repurchase of shares of the Fund (including registration and qualification expenses); legal and auditing fees and expenses; compensation, fees, and expenses paid to Independent Trustees; association dues; and costs of any share certificates, stationery and forms prepared exclusively for the Fund.

4. (a) The Fund shall pay to the Investment Adviser on or before the tenth (10th) day of each month, as compensation for the services rendered by the Investment Adviser during the preceding month, a fee calculated at the annual rate of:

[insert fee schedule]

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(b) [[The net asset portion of]] Such fee shall be accrued daily and the daily rate shall be computed based on the actual number of days per year. For the purposes hereof, the net assets of the Fund shall be determined in the manner set forth in the [agreement and declaration of trust] and registration statement of the Fund. [[The income portion shall be accrued daily and “gross income” for this purpose shall be determined in the same manner as gross income is determined for and reported in financial statements and shall not include gains or losses from the sale of securities.]] The advisory fee shall be payable for the period commencing on the date on which operations of the Fund begin and ending on the date of termination of this Agreement and shall be prorated for any fraction of a month at the beginning or the termination of such period.

5. This Agreement may be terminated at any time, without payment of any penalty, by the Trustees of the Fund or by vote of a majority (within the meaning of the 1940 Act) of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Investment Adviser, or by the Investment Adviser on like notice to the Fund. Unless sooner terminated in accordance with this provision, this Agreement shall continue until [DATE]. It may thereafter be renewed from year to year by mutual consent, provided that such renewal shall be specifically approved at least annually by the Board of Trustees of the Fund, or by vote of a majority (within the meaning of the 1940 Act) of the outstanding voting securities of the Fund. In either event, any such renewal must be approved by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval.

6. This Agreement shall not be assignable by either party hereto, and in the event of assignment (within the meaning of the 1940 Act) by the Investment Adviser shall automatically be terminated forthwith.

7. Nothing contained in this Agreement shall be construed to prohibit the Investment Adviser from performing investment advisory, management, or distribution services for other investment companies and other persons or companies, nor to prohibit affiliates of the Investment Adviser from engaging in such businesses or in other related or unrelated businesses.

8. The Investment Adviser shall not be liable to the Fund or its shareholders for any error of judgment, for any mistake of law, for any loss arising out of any investment, or for any act or omission not involving willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties hereunder.

9. The obligations of the Fund under this Agreement are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Fund individually, but bind only the Fund’s estate. The Investment Adviser agrees to look solely to the assets of the Fund for the satisfaction of any liability in respect of the Fund under this Agreement and will not seek recourse against such Trustees, officers, employees, agents or shareholders, or any of them, or any of their personal assets for such satisfaction.

10. The fund acknowledges and agrees that the names “American Funds” and “Capital,” or any derivatives thereof or logo associated with those names, are the valuable property of the Investment Adviser and its affiliates, and that the Fund shall have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the Fund shall forthwith cease to use such names (or derivatives or logos).

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in duplicate original by their duly authorized officers.

FUND	CAPITAL RESEARCH AND MANAGEMENT COMPANY

By:	By:

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EXHIBIT E

FORM OF

SUBSIDIARY AGREEMENT

THIS AGREEMENT, dated and effective as of the      day of             , is made and entered into by and between CAPITAL RESEARCH AND MANAGEMENT COMPANY, a Delaware corporation (the “Investment Adviser”) and [SUBSIDIARY], [a Delaware Corporation] (the “Subsidiary”).

W I T N E S S E T H

The Investment Adviser and the Subsidiary are registered under the Investment Advisers Act of 1940, as amended, and are engaged in the business of providing investment advisory and related services to certain investment companies.

NOW, THEREFORE, in consideration of the premises and the mutual undertaking of the parties, it is covenanted and agreed as follows:

1. (a) The Investment Adviser has been selected to provide or arrange for the provision of investment advisory [and administrative] services to [FUND] (the “Fund”), pursuant to an investment advisory [and service] agreement effective the      day of             (“Investment Advisory Agreement”), which is hereby incorporated by reference. Consistent with the Investment Advisory Agreement, the Investment Adviser hereby desires the Subsidiary to provide investment management services to the Fund. The Subsidiary hereby accepts such appointment.

    (b) The Subsidiary, subject to the control and supervision of the Fund’s Board of Trustees and the Investment Adviser, shall have full investment discretion for the Fund and shall make all determinations with respect to (i) the investment of the Fund’s assets assigned to the Subsidiary; (ii) the purchase and sale of portfolio securities with those assets, and (iii) any steps that may be necessary to implement an investment decision. All services provided by the Subsidiary shall be made in accordance with the Investment Advisory Agreement, as amended from time to time and communicated to the Subsidiary in writing.

2. The Investment Adviser shall pay to the Subsidiary on or before the      day of each month, compensation for the services rendered by the Subsidiary during the preceding month, in accordance with Schedule A attached hereto. Pursuant to the provisions of the Investment Advisory Agreement, the Investment Adviser is solely responsible for the payment of fees to the Subsidiary, and the Subsidiary agrees to seek its fees solely from the Investment Adviser. The Subsidiary shall be solely responsible for any expenses it incurs in performing the above services.

3. In performing the above services, the Subsidiary shall be at liberty to delegate all or any part of its duties and responsibilities (excluding investment management services) to other affiliates of The Capital Group Companies, Inc., and compensate them as agreed upon from time to time.

4. The Subsidiary shall keep appropriate records of its activities pursuant to this Agreement and in accordance with the record keeping requirements of the Investment Advisory Agreement, and shall provide periodic reports to the Investment Adviser as agreed upon from time to time.

5. This Agreement shall not be assignable by either party hereto, and in the event of assignment (within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) shall automatically be terminated forthwith.

6. The Subsidiary agrees to indemnify the Investment Adviser against any claims relating to any actions by the Subsidiary that were not made in good faith with respect to its responsibilities under this Agreement.

7. The Investment Adviser agrees to indemnify the Subsidiary against any claims with respect to the Investment Advisory Agreement or this Agreement, except to the extent the Subsidiary did not act in good faith.

E-1

8. This Agreement may be terminated at any time, without payment of any penalty, by the Investment Adviser or Trustees of the Fund or by vote of a majority (within the meaning of the 1940 Act) of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Subsidiary, or by the Subsidiary on like notice to the Investment Adviser. Unless sooner terminated in accordance with this provision, this Agreement shall continue until [DATE]. It may thereafter be renewed from year to year by mutual consent, provided that such renewal shall be specifically approved at least annually by the Board of Trustees of the Fund, or by vote of a majority (within the meaning of the 1940 Act) of the outstanding voting securities of the Fund. In either event, any such renewal must be approved by a majority of those Trustees who are not parties to such Agreement nor interested persons of any such party, at a meeting called for the purpose of voting on such approval.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in duplicate original by their duly authorized officers.

[SUBSIDIARY]	CAPITAL RESEARCH AND MANAGEMENT COMPANY

By:	By:

Schedule A

[insert fee schedule]

E-2

APPENDIX 1

Board of Directors/Trustees Information

Name and Age	Position with the Fund (Year Elected a Director/Trustee)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] overseen by Director/ Trustee[3]	Other Directorships Held by Director/Trustee[4]
“Independent” Directors/Trustees[1]
Elisabeth Allison 62	Director: NPF (1991), NWF (1999) Trustee: EUPAC (1991)	Partner, ANZI, Ltd. (transactional work, specializing in joint ventures and strategic alliances); Business Negotiator, Harvard Medical School	3	Helicos BioSciences Corporation
Lee A. Ault III 73	Chairman of the Board : AFTD (2007) Nominee: AHIM, AHIT, BFA, GVT, IBFA, LTEX, MMF, STBF, STEX, TEBF, TEFCA, WBF	Private investor and corporate director; former Chairman of the Board, In-Q-Tel, Inc. (technology venture company funded principally by the Central Intelligence Agency); former Chairman of the Board, President and CEO, Telecredit, Inc. (payment services)	14	Anworth Mortgage Asset Corporation; Office Depot, Inc.
Ronald P. Badie 66	Director: FI, GFA (2008) Nominee: SCWF	Retired; former Vice Chairman, Deutsche Bank Alex. Brown	4	Amphenol Corporation; Merisel, Inc.; Nautilus, Inc.; Obagi Medical Products, Inc.
William H. Baribault 63	Director: AFTD (2009) Nominee: AHIM , AHIT, BFA, GVT, IBFA, LTEX, MMF, STBF, STEX, TEBF, TEFCA, WBF	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting); former Chairman of the Board, President and CEO, Professional Business Bank (financial services for small businesses); former President and CEO, Henry Company (building products)	14	None
Joseph C. Berenato 63	Director: CIB (2005); FI, GFA (2003); SCWF (2000); WGI (2005) Trustee: NEF (2000)	Chairman and Chief Executive Officer, Ducommun Incorporated (aerospace components manufacturer)	6	None
Louise H. Bryson 65	Director: FI, GFA (2008); ICA (1999) Nominee: AMCAP, AMF, SCWF	Chair of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network; former Executive Vice President and General Manager, Lifetime Movie Network	6	None
Richard G. Capen, Jr. 75	Director: AHIM, BFA, TEBF, WBF (1999); STBF (2006) Trustee: AHIT, GVT, IBFA, LTEX, TEFCA (1999); MMF, STEX (2009)	Corporate director and author; former U.S. Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald	12	Carnival Corporation
Vanessa C.L. Chang 57	Director: NPF (2000); NWF (2005) Trustee: EUPAC (2005)	Director, EL & EL Investments (real estate); former Chief Executive Officer and President, ResolveItNow.com (insurance related Internet company); former Senior Vice President, Secured Capital Corporation (real estate investment bank); former Partner, KPMG LLP (independent registered public accounting firm)	3	Edison International
H. Frederick Christie 76	Director: CIB (1987); WGI (1993)	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)	2	AECOM Technology Corporation (engineering, consulting and professional technical services); DineEquity, Inc.; Ducommun Incorporated; SouthWest Water Company

1-1

Name and Age	Position with the Fund (Year Elected a Director/Trustee)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] overseen by Director/ Trustee[3]	Other Directorships Held by Director/Trustee[4]
Robert J. Denison 68	Director: CIB, FI, GFA, WGI (2005) Nominee: NEF, SCWF	Chair, First Security Management (private investment)	7	None
Mary Anne Dolan 62	Chairman of the Board: AMCAP (1998), AMF (1993) Director: ICA (2000); SCWF (2008) Trustee: NEF (2008) Nominee: CIB, FI, GFA, WGI	Founder and President, M.A.D. Ink. (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner	9	None
Nicholas Donatiello, Jr. 49	Director: NPF, NWF (2008) Trustee: EUPAC (2008)	President and Chief Executive Officer, Odyssey Ventures, Inc. (business strategy and marketing consulting)	3	Dolby Laboratories, Inc.
James G. Ellis 62	Director: AHIM, BFA, STBF, TEBF, WBF (2006); ICA (2008) Trustee: AHIT, GVT, IBFA, LTEX, TEFCA (2006); MMF, STEX (2009) Nominee: AFTD, AMCAP, AMF	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	17	Quiksilver, Inc.
Mary Jane Elmore 55	Director: AMBAL, IFA, IGI (2008)	Managing Director and General Partner, Institutional Venture Partners; former Product Marketing Manager, Intel Corporation’s Development Systems Division	3	None
Nariman Farvardin 52	Director: WMIF (2007) Nominee: TEFMD/VA	Senior Vice President for Academic Affairs and Provost, University of Maryland; former Dean, A. James Clark School of Engineering, University of Maryland	3	None
Martin Fenton[5] 74	Chairman of the Board: AHIM (1994); AHIT, BFA, GVT, IBFA, TEBF, TEFCA, WBF (1989); LTEX (1993); MMF, STEX (2009); STBF (2006) Director: AFTD (2007)	Chairman, Senior Resource Group LLC (development and management of senior living communities)	17	None
Robert A. Fox 72	Director: AMBAL (1976-1978, 1982); FI (1998); GFA (1970); IFA (1972); IGI (2008); NPF (1979); NWF (1999) Trustee: EUPAC (1984) Nominee: SCWF	Managing General Partner, Fox Investments LP; corporate director; retired President and Chief Executive Officer, Foster Farms (poultry producer).	9	None
Barbara Hackman Franklin 69	Director: WMIF (2005) Trustee: TEFMD/VA (2007)	President and Chief Executive Officer, Barbara Franklin Enterprises (international business and corporate governance consulting); former U.S. Secretary of Commerce	3	Aetna, Inc.; The Dow Chemical Company; JPMorgan Value Opportunities Fund, Inc.
John G. Freund 55	Director: SCWF (2000) Nominee: FI, GFA	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	3	Hansen Medical, Inc.; Mako Surgical Corporation; MAP Pharmaceuticals, Inc.; XenoPort, Inc.
Leonard R. Fuller 63	Director: AFTD (2007); AHIM, BFA, TEBF, WBF (1994); ICA (2002), STBF (2006) Trustee: AHIT, GVT, IBFA, LTEX, TEFCA (1994); MMF, STEX (2009) Nominee: AMCAP, AMF	President and CEO, Fuller Consulting (financial management consulting firm)	17	None
W. Scott Hedrick 63	Director: AFTD (2007) Nominee: AHIM, AHIT, BFA, GVT, IBFA, LTEX, MMF, STBF, STEX, TEBF, TEFCA, WBF	Founding General Partner, InterWest Partners (a venture capital firm); Visiting Lecturer, Stanford Graduate School of Business	14	Office Depot, Inc. Hot Topic, Inc.

1-2

Name and Age	Position with the Fund (Year Elected a Director/Trustee)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] overseen by Director/ Trustee[3]	Other Directorships Held by Director/Trustee[4]
Mary Davis Holt 58	Nominee: WMIF	Owner, Flynn Heath Holt Leadership, LLC; former Chief Operating Officer, Time Life Inc.	1	None
R. Clark Hooper 63	Director: WMIF (2003); AHIM, BFA, TEBF, WBF (2005); STBF (2006) Trustee: AHIT, IBFA, LTEX, TEFCA, TEFMD/VA (2005); GVT, MMF, STEX (2009); NEF (2006) Nominee: AFTD, CIB, WGI	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President - Policy and Oversight, National Association of Securities Dealers (NASD)	20	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.
Koichi Itoh 68	Director: CIB, WGI (2005); NPF (1994); NWF (1999) Trustee: EUPAC (1994) Nominee: NEF	Executive Chairman, Itoh Building Co., Ltd. (building management); former President, Autosplice KK (electronics)	6	None
Merit E. Janow 51	Director: AFTD (2007); CIB, WGI (2001) Nominee: AHIM, AHIT, BFA, GVT, IBFA, LTEX, MMF, NEF, STBF, STEX, TEBF, TEFCA, WBF	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body	17	The NASDAQ Stock Market LLC; Trimble Navigation Limited
Leonade D. Jones 61	Chairman of the Board: AMBAL, IFA (1993); IGI (2008) Director: FI (1998); GFA (1993); SCWF (1995) Trustee: NEF (1995) Nominee: CIB, WGI	Co-Founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former Treasurer, The Washington Post Company	9	None
William D. Jones 54	Director: AMBAL, IFA, IGI (2008); AMCAP, AMF (2006) Nominee: ICA	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)	6	Sempra Energy; SouthWest Water Company
L. Daniel Jorndt 68	Director: ICA (2006) Nominee: AMCAP, AMF	Former Chairman and Chief Executive Officer, Walgreen Co. (drug store chain)	3	None
Mary Myers Kauppila 55	Chairman of the Board: CIB (1992); WGI (1993) Director: AFTD (2007); AMCAP (1998); AMF (1991) Nominee: AHIM, AHIT, BFA, GVT, IBFA, ICA, LTEX, MMF, NEF, STBF, STEX, TEBF, TEFCA, WBF	Chairman and CEO, Ladera Management Company (private investment company)	20	None
William H. Kling[6] 67	Chairman of the Board: SCWF (1990) Director: AMCAP, AMF (2006); NPF (1987); NWF (1999) Trustee: EUPAC (1987) Nominee: FI, GFA, ICA	President and CEO, American Public Media Group	9	Irwin Financial Corporation
John M. Lillie 72	Director: AMBAL, IFA (2003); IGI (2008)	Former President, Sequoia Associates LLC (investment firm specializing in medium size buyouts); former CEO, American President Companies (container shipping and transportation services); former CEO, Lucky Stores; former CEO, Leslie Salt	3	None

1-3

Name and Age	Position with the Fund (Year Elected a Director/Trustee)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] overseen by Director/ Trustee[3]	Other Directorships Held by Director/Trustee[4]
John G. McDonald 72	Director: AMBAL (1975-1978, 1988); FI (1998); GFA, ICA, IFA (1976); IGI (2008); NPF (1978); NWF (1999) Trustee: EUPAC (1984) Nominee: AMCAP, AMF, SCWF	Stanford Investors Professor, Graduate School of Business, Stanford University	12	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.
James C. Miller III 67	Director: WMIF (1992) Trustee: TEFMD/VA (2000)	Senior Advisor, Husch Blackwell Sanders LLP; former Chairman, The CapAnalysis Group, LLC (economic, financial and regulatory consulting); former Director, U.S. Office of Management and Budget	3	Clean Energy Fuels Corporation; JPMorgan Value Opportunities Fund, Inc.
William I. Miller 53	Chairman of the Board: EUPAC, NPF (1992); NWF (1999)	Chairman of the Board and Chief Executive Officer, Irwin Financial Corporation	3	Cummins, Inc.
Laurel B. Mitchell 54	Director: BFA, STBF (2009) Trustee: MMF, STEX, TEFCA (2009) Nominee: AFTD, AHIM, AHIT, GVT, IBFA, LTEX, TEBF, WBF	Director, Accounting Program, University of Redlands	14	None
Bailey Morris-Eck 65	Director: AMCAP, AMF (1999); ICA (1993)	Director and Programming Chair, WYPR Baltimore/Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics; former Senior Associate and head of the Global Policy Initiative, Reuters Foundation	3	None
Gail L. Neale[7] 74	Director: CIB (1987); WGI (1993) Nominee: NEF	President, The Lovejoy Consulting Group, Inc. (a pro-bono consulting group advising non-profit organizations)	5	None
Richard G. Newman 74	Director: AHIM (1994); BFA, TEBF, WBF (1991); ICA (1996) STBF (2006) Trustee: AHIT, GVT, IBFA, TEFCA (1991); LTEX (1993); MMF, STEX (2009)	Chairman, AECOM Technology Corporation (engineering, consulting and professional technical services)	13	Sempra Energy; SouthWest Water Company
Donald L. Nickles 60	Director: WMIF (2007) Nominee: TEFMD/VA	Chairman and CEO, The Nickles Group (consulting); former U.S. Senator (Oklahoma)	3	Chesapeake Energy Corporation; Valero Energy Corporation
Robert J. O’Neill 72	Director: CIB (1992); WGI (1993) Nominee: NEF	Chairman, Academic Advisory Committee, United States Studies Centre, University of Sydney; Chairman of Directors, Forty Seven Friends Pty Ltd (a not-for-profit supporting a local art and craft centre in Australia); former Planning Director and Acting Chief Executive Officer of the United States Studies Centre, University of Sydney; former Deputy Chairman of the Council and Chairman of the International Advisory Panel, Graduate School of Government, University of Sydney, Australia; Member of the Board of Directors, The Lowy Institute for International Policy Studies, Sydney, Australia; former Chairman of the Council, Australian Strategic Policy Institute; former Chichele Professor of the History of War and Fellow, All Souls College, University of Oxford; former Chairman of the Council, International Institute for Strategic Studies	3	None

1-4

Name and Age	Position with the Fund (Year Elected a Director/Trustee)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] overseen by Director/ Trustee[3]	Other Directorships Held by Director/Trustee[4]
Alessandro Ovi 65	Director: NPF (2005); NWF (2001) Trustee: EUPAC (2002)	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the Italian Prime Minister; former Special Adviser to the President of the European Commission	3	Telecom Italia Media SpA; ST Microelectronics SNV; Guala Closures SpA; Landi Renzo SpA; Enia SpA
Donald E. Petersen 82	Director: CIB (1992); WGI (1993)	Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company	2	None
James J. Postl 63	Director: AMBAL (2007); IFA, IGI (2008)	Former President/CEO, Pennzoil-Quaker State Company (automotive products and services)	3	Centex Corporation; Cooper Industries
Stefanie Powers 66	Director: CIB (1989-1996, 1997); WGI (1993-1996, 1997) Nominee: NEF	Actor, Producer; Co-founder and President of The William Holden Wildlife Foundation; conservation consultant to Land Rover and Jaguar North America; and author of The Jaguar Conservation Trust	3	None
Rozanne L. Ridgway 74	Director: NPF (2000); NWF (2005) Trustee: EUPAC (2005)	Director of companies; Chair (non-executive), Baltic-American Enterprise Fund; Chair (non-executive), The CNA Corp.	3	Emerson Electric; Sara Lee Corporation
Henry E. Riggs 74	Director: AMBAL, IFA, FI, GFA (1989); IGI (2008)	President Emeritus, Keck Graduate Institute of Applied Life Sciences	5	None
Olin C. Robison 73	Director: AMCAP (1998); AMF (1991), ICA (1987)	Fellow, The Oxford Centre for the Study of Christianity and Culture; Director, The Oxford Project on Religion and Public Policy; President Emeritus of the Salzburg Seminar; President Emeritus, Middlebury College	3	American Shared Hospital Services
Steven B. Sample 68	Director: AMCAP, AMF (1999) Nominee: ICA	President, University of Southern California	3	Intermec Inc.
Frank M. Sanchez 65	Director: AHIM, BFA, IBFA, TEBF, WBF (1999); STBF (2006) Trustee: AHIT, GVT, LTEX, TEFCA (1999); MMF, STEX (2009) Nominee: AFTD	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	14	None
William J. Shaw 63	Director: WMIF (2009)	Vice Chairman; former President and Chief Operating Officer, Marriott International, Inc.	1	Marriott International, Inc.
John Knox Singleton 60	Chairman of the Board: TEFMD/VA (2004); WMIF (2001)	President and Chief Executive Officer, INOVA Health System	3	Healthcare Realty Trust, Inc.; JPMorgan Value Opportunities Fund, Inc.
Margaret Spellings 51	Director: STBF (2009) Trustee: MMF, STEX (2009) Nominee: AFTD, AHIM, AHIT, BFA, GVT, IBFA, LTEX, TEBF, TEFCA, WBF	President and Chief Executive Officer, Margaret Spellings & Company; former United States Secretary of Education, United States Department of Education – Federal Government Agency; former Assistant to the President for Domestic Policy; The White House – Federal Government, Executive Branch – Domestic Policy	14	None
Isaac Stein 62	Director: AMBAL, IFA (2004); IGI (2008)	President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	3	Alexza Pharmaceuticals, Inc.; Maxygen, Inc.

1-5

Name and Age	Position with the Fund (Year Elected a Director/Trustee)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] overseen by Director/ Trustee[3]	Other Directorships Held by Director/Trustee[4]
Christopher E. Stone 53	Director: SCWF (2007); CIB, WGI (2009) Trustee: NEF (2007) Nominee: FI, GFA	Daniel and Florence Guggenheim Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University; President and Director, Vera Institute of Justice	6	None
Lydia W. Thomas 64	Nominee: WMIF	Consultant, Nobilis; former President and Chief Executive Officer, Nobilis	1	Cabot Corporation; Mueller Water Products
Steadman Upham 60	Director: AHIM, BFA, STBF, TEBF, WBF (2007); CIB, WGI (2001) Trustee: AHIT, GVT, IBFA, LTEX, TEFCA (2007); MMF, STEX (2009) Nominee: AFTD, NEF	President and Professor of Anthropology, The University of Tulsa; former President and Professor of Archaeology, Claremont Graduate University	17	None
Charles Wolf, Jr. 85	Director: CIB (1987); WGI (1993)	Senior Economic Adviser and Corporate Chair in International Economics, The RAND Corporation; former Dean, The RAND Graduate School	2	None

1-6

Name and Age	Position with the Fund (Year First Elected a Director and/or Officer of the Fund)	Principal Occupation(s) During Past 5 Years and Positions Held with Affiliated Entities or the Principal Underwriter of the Fund	Number of Portfolios in Fund Complex[2] Overseen by Director/ Trustee[3]	Other Directorships Held by Director/Trustee[4]
“Interested” Directors/Trustees[8]
Hilda L. Applbaum 48	Vice Chairman of the Board: IFA (1998)	Senior Vice President – Capital World Investors, Capital Research and Management Company	1	None
Timothy D. Armour 49	Vice Chairman of the Board: NEF (1991) President and Nominee: AMCAP (1996)	President and Director, Capital Research and Management Company; Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.	2	None
David C. Barclay 52	President and Trustee: AHIT (1995)	Senior Vice President – Fixed Income, Capital Research and Management Company; Director, The Capital Group Companies, Inc.	1	None
Gordon Crawford 62	Vice Chairman of the Board: SCWF (1992)	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.	1	None
Mark H. Dalzell 54	President and Director: WBF (1998)	Senior Vice President – Fixed Income, Capital Research and Management Company; Vice President, Capital International Limited	1	None
Mark E. Denning 51	Executive Vice President and Nominee: WGI (1993)	Senior Vice President – Capital Research Global Investors, Capital Research Company; Director, Capital Research and Management Company; Director, Capital International Limited	1	None
Gina H. Despres 67	Vice Chairman of the Board: EUPAC (1999); NPF (1991); NWF (1999); WGI (1999)	Senior Vice President, Capital Research and Management Company; Senior Vice President, Capital Strategy Research, Inc.	4	None
Michael J. Downer 54	President and Director: AFTD (2006)	Senior Vice President, Secretary and Coordinator of Legal and Compliance - Capital Research and Management Company; Director, American Funds Distributors, Inc.; Chairman of the Board, Capital Bank and Trust Company	1	None
James K. Dunton 71	Vice Chairman of the Board: AMF (1984)	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None
Brenda S. Ellerin 45	President and Trustee: LTEX (1997); STEX (2009)	Senior Vice President – Fixed Income, Capital Research and Management Company	2	None
Abner D. Goldstine 79	President and Director: BFA (1974) Trustee: MMF (2009)	Senior Vice President – Fixed Income, Capital Research and Management Company; Director, Capital Research and Management Company	2	None
Joyce E. Gordon 52	President and Nominee: CIB (1996) President and Nominee: AMF (2005)	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None
Paul G. Haaga, Jr. 60	Vice Chairman of the Board: BFA, GVT (1985); TEBF, TEFCA (1986); AHIT, IBFA, WBF (1987); LTEX (1993); AHIM (1994); STBF (2006); MMF, STEX (2009)	Vice Chairman of the Board, Capital Research and Management Company; Senior Vice President – Fixed Income, Capital Research and Management Company	12	None

1-7

Name and Age	Position with the Fund (Year First Elected a Director and/or Officer of the Fund)	Principal Occupation(s) During Past 5 Years and Positions Held with Affiliated Entities or the Principal Underwriter of the Fund	Number of Portfolios in Fund Complex[2] Overseen by Director/ Trustee[3]	Other Directorships Held by Director/Trustee[4]
David A. Hoag 43	President and Nominee: STBF (2006)	Senior Vice President – Fixed Income, Capital Research and Management Company	1	None
Claudia P. Huntington 57	Vice Chairman of the Board and Director: AMCAP (1992-1994, 1996) President and Nominee: NEF (1996)	Senior Vice President – Capital Research Global Investors – Capital Research and Management Company; Director, The Capital Group Companies, Inc.	2	None
Gregg E. Ireland 59	Senior Vice President and Director: NPF (1991)	Senior Vice President – Capital World Investors, Capital Research and Management Company	1	None
Gregory D. Johnson 46	President and Director: AMBAL (2003)	Senior Vice President – Capital World Investors, Capital Research and Management Company	1	None
Carl M. Kawaja 45	President and Nominee: EUPAC (2003)	Senior Vice President – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Director, Capital International, Inc.[5]; Director, Capital International Asset Management, Inc.[5]	1	None
Neil L. Langberg 56	President and Director: TEBF (1985)	Senior Vice President – Fixed Income, Capital Research and Management Company	1	None
James H. Lemon, Jr. 73	Vice Chairman of the Board: TEFMD/VA (1986); WMIF (1971)	Chairman of the Board and Chief Executive Officer, The Johnston-Lemon Group, Incorporated (financial services holding company)	3	JPMorgan Value Opportunities Fund, Inc.
Harry J. Lister 73	Director: WMIF (1972)	Director, Washington Management Corporation	1	None
James B. Lovelace 53	Vice Chairman of the Board: CIB (1992); AFTD (2007) President and Director: ICA (1994)	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.	3	None
Robert W. Lovelace 46	President and Director: NWF (1999); NPF (2001)	Executive Vice President and Director, Capital Research and Management Company; Senior Vice President – Capital World Investors, Capital Research and Management Company	2	None
Robert G. O’Donnell 65	Vice Chairman of the Board: AMBAL (1990)	Senior Vice President – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company	1	None
Donald D. O’Neal 49	President and Director: GFA (1995) Senior Vice President and Director: ICA (1994)	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.	2	None
Dina N. Perry 63	President and Director: FI (1994)	Senior Vice President – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company	1	None
James F. Rothenberg 63	Vice Chairman of the Board: FI (1998); GFA (1997)	Chairman of the Board and PEO, Capital Research and Management Company; Director and Non-Executive Chairman, American Funds Distributors, Inc.; Director and Non-Executive Chair, The Capital Group Companies, Inc.	2	None

1-8

Name and Age	Position with the Fund (Year First Elected a Director and/or Officer of the Fund)	Principal Occupation(s) During Past 5 Years and Positions Held with Affiliated Entities or the Principal Underwriter of the Fund	Number of Portfolios in Fund Complex[2] Overseen by Director/ Trustee[3]	Other Directorships Held by Director/Trustee[4]
John H. Smet 52	President and Trustee: GVT, IBFA (1993)	Senior Vice President – Fixed Income, Capital Research and Management Company; Director, American Funds Distributors, Inc.	2	None
Jeffrey L. Steele 64	President and Trustee: TEFMD/VA (2002) President and Director: WMIF (2000)	President and Director, Washington Management Corporation	3	JPMorgan Value Opportunities Fund, Inc.
Steven T. Watson 54	Vice Chairman of the Board: IGI (2008)	Senior Vice President – Capital World Investors, Capital Research Company; Director, Capital Research Company; Director, The Capital Group Companies, Inc.	1	None
Gregory W. Wendt 47	President and Director: SCWF (1992)	Senior Vice President – Capital Research Global Investors, Capital Research Company; Director, Capital Research and Management Company; Director, American Funds Distributors, Inc.; Director, Capital Management Services, Inc.	1	None
Karl J. Zeile 42	President and Nominee: AHIM (2008)	Senior Vice President – Fixed Income, Capital Research and Management Company	1	None

[1]	The term “independent” director/trustee refers to a director/trustee who is not an “interested person” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).
[2]
Funds managed by Capital Research and Management Company, including the American Funds; American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]	The number of portfolios within the fund complex overseen by a director/trustee includes portfolios that a nominee would oversee if elected.
[4]
This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director/trustee as a director of a public company or a registered investment company.

[5]
Martin Fenton will remain on the boards of AMCAP, AMF and ICA but will not stand for election. Mr. Fenton plans to retire from the boards of AMCAP, AMF and ICA at the end of 2010 pursuant to the Funds’ retirement policies.

[6]
During the past two years, Gordon Crawford (Senior Vice President, Capital Research Global Investors, Capital Research and Management Company and Director, The Capital Group Companies, Inc.) has been a trustee of Southern California Public Radio, where Mr. Kling serves as a trustee and as Second Vice Chair. Mr. Crawford does not participate in decisions directly related to Mr. Kling’s status or compensation.

[7]
Gail L. Neale will remain on the boards of FI and GFA but will not stand for election. Mrs. Neale plans to retire from the boards of FI and GFA at the end of 2010 pursuant to the Funds’ retirement policies.

[8]
“Interested persons,” within the meaning of the 1940 Act, on the basis of their affiliation with the Fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the Fund’s principal underwriter), or with the Fund’s business manager, Washington Management Corporation, in the cases of James H. Lemon, Jr., Harry J. Lister and Jeffrey L. Steele.

Except as noted below, the address for all directors/trustees and nominees of the Funds is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

The address for the directors and nominees of TEFMD/VA and WMIF is 1101 Vermont Avenue, NW, Washington, D.C. 20005, Attention: Secretary.

1-9

APPENDIX 2

Current Committee Memberships1,2,3

			Audit Committee		Contracts Committee		Nominating Committee		Proxy Committee
Fund	Most recent fiscal year end	Number of Board meetings	Members	# of meetings	Members	# of meetings	Members	# of meetings	Members	# of meetings
AFTD[4]	10/31/2008	4	Davis, Fenton, Fuller, Hedrick, Janow	4	All independent directors	1	Ault, Davis, Fenton, Kauppila	1	N/A
AHIM	7/31/2008	4	Ellis, Fenton, Newman, Sanchez	6	All independent directors	1	Capen, Christie, Ellis, Fenton, Fuller, Hooper, Newman, Sanchez, Upham	2	N/A
AHIT	9/30/2008	4	Capen, Christie, Fuller, Hooper, Upham	4	All independent trustees	1	Capen, Christie, Ellis, Fenton, Fuller, Hooper, Newman, Sanchez, Upham	1	N/A
AMBAL	12/31/2008	4	Elmore, Fox, L. Jones, Lillie, Postl, Stein	4	All independent directors	2	W. Jones, Lillie, McDonald, Riggs, Woolf	5	Fox, L. Jones, McDonald, Stein, Woolf	4
AMCAP	2/28/2009	4	Dolan, Fenton, W. Jones, Robison, Sample	6	All independent directors	1	Kauppila, Kling, Morris-Eck	3	N/A
AMF	10/31/2008	4	Dolan, Fenton, W. Jones, Robison, Sample	4	All independent directors	1	Kauppila, Kling, Morris-Eck	3	N/A
BFA[5]	12/31/2008	5	Capen, Christie, Fuller, Hooper, Mitchell, Upham	6	All independent directors	1	Capen, Christie, Ellis, Fenton, Fuller, Hooper, Newman, Sanchez, Upham	1	N/A
CIB	10/31/2008	4	Christie, Janow, O’Neill, Petersen, Powers, Wolf	4	All independent directors	1	Denison, Itoh, Neale, Upham	2	All independent directors	1
EUPAC	3/31/2009	5	Allison, Chang, Donatiello, Itoh, Ridgway	6	All independent trustees	1	Fox, Kling, McDonald, Ovi	4	N/A
FI	12/31/2008	4	Badie, Berenato, Denison, Fox, L. Jones	4	All independent directors	1	Berenato, Bryson, McDonald, Neale, Woolf	3	Fox, L. Jones, McDonald, Neale, Woolf	4
GFA	8/31/2008	4	Badie, Berenato, Denison, Fox, L. Jones	6	All independent directors	1	Berenato, Bryson, McDonald, Neale, Woolf	4	Fox, L. Jones, McDonald, Neale, Woolf	4

2-1

			Audit Committee		Contracts Committee		Nominating Committee		Proxy Committee
Fund	Most recent fiscal year end	Number of Board meetings	Members	# of meetings	Members	# of meetings	Members	# of meetings	Members	# of meetings
GVT	8/31/2008	4	Ellis, Fenton, Newman, Sanchez	4	All independent directors	1	Capen, Christie, Ellis, Fenton, Fuller, Hooper, Newman, Sanchez, Upham	1	N/A
IBFA	8/31/2008	4	Ellis, Fenton, Newman, Sanchez	4	All independent trustees	1	Capen, Christie, Ellis, Fenton, Fuller, Hooper, Newman, Sanchez, Upham	1	N/A
ICA	12/31/2008	5	Bryson, Dolan, Ellis, Fenton, Fuller, Gonzalez, Jorndt, McDonald, Morris-Eck, Newman, Robison	5	All independent directors	1	Bryson, Dolan, McDonald, Robison	3	Fuller, McDonald, Newman	4
IFA	7/31/2008	4	Elmore, Fox, L. Jones, Lillie, Postl, Stein	4	All independent directors	1	W. Jones, Lillie, McDonald, Riggs, Woolf	5	Fox, L. Jones, McDonald, Stein, Woolf	4
IGI	6/30/2009	4	Elmore, Fox, L. Jones, Lillie, Postl, Stein	3	All independent directors	2	W. Jones, Lillie, McDonald, Riggs, Woolf	3	N/A
LTEX	7/31/2008	4	Ellis, Fenton, Newman, Sanchez	6	All independent trustees	1	Capen, Christie, Ellis, Fenton, Fuller, Hooper, Newman, Sanchez, Upham	2	N/A
MMF[6]	N/A	N/A	Capen, Christie, Fuller, Hooper, Mitchell, Upham		All independent trustees	N/A	Capen, Christie, Ellis, Fenton, Fuller, Hooper, Newman, Sanchez, Upham		N/A
NEF	11/30/2008	4	Berenato, Capen, L. Jones, Stone	6	All independent trustees	1	Dolan, Hooper, Woolf	3	N/A
NPF	9/30/2008	4	Allison, Chang, Donatiello, Itoh, Ridgway	6	All independent directors	1	Fox, Kling, McDonald, Ovi	2	N/A
NWF	10/31/2008	4	Allison, Chang, Donatiello, Itoh, Ridgway	4	All independent directors	1	Fox, Kling, McDonald, Ovi	3	N/A
SCWF	9/30/2008	4	Berenato, Capen, L. Jones, Stone	6	All independent directors	1	Dolan, Hooper, Woolf	3	N/A
STBF	8/31/2008	4	Ellis, Fenton, Newman, Sanchez, Spellings	4	All independent directors	1	Capen, Christie, Ellis, Fenton, Fuller, Hooper, Newman, Sanchez, Upham	1	N/A

2-2

			Audit Committee		Contracts Committee		Nominating Committee		Proxy Committee
Fund	Most recent fiscal year end	Number of Board meetings	Members	# of meetings	Members	# of meetings	Members	# of meetings	Members	# of meetings
STEX[7]	9/30/08	4	Ellis, Fenton, Newman, Sanchez, Spellings	4	All independent trustees	1	Capen, Christie, Ellis, Fenton, Fuller, Hooper, Newman, Sanchez, Upham	1	N/A
TEBF	8/31/2008	4	Ellis, Fenton, Newman, Sanchez	4	All independent directors	1	Capen, Christie, Ellis, Fenton, Fuller, Hooper, Newman, Sanchez, Upham	1	N/A
TEFCA	8/31/2008	4	Ellis, Fenton, Newman, Sanchez	4	All independent trustees	1	Capen, Christie, Ellis, Fenton, Fuller, Hooper, Newman, Sanchez, Upham	1	N/A
TEFMD/VA	8/31/2008	5	Hooper, Miller, Ortega	6	Governance Committee All independent trustees	1	Governance Committee All independent trustees	1	N/A
WBF	9/30/2008	5	Capen, Christie, Fuller, Hooper, Upham	4	All independent directors	1	Capen, Christie, Ellis, Fenton, Fuller, Hooper, Newman, Sanchez, Upham	1	N/A
WGI	11/30/2008	4	Christie, Janow, O’Neill, Petersen, Powers, Wolf	6	All independent directors	1	Denison, Itoh, Neale, Upham	2	All independent directors	1
WMIF	4/30/2009	6	Hooper, Miller, Ortega	6	Governance Committee All independent directors	1	Governance Committee All independent directors	1	Franklin, Hooper, Ortega, Steele	2

[1]
The following current committee members are planning to retire from their respective board(s) by the end of 2009 pursuant to each Fund’s retirement policy: Richard G. Capen, Jr. (NEF and SCWF), Claudio X. Gonzalez Laporte (ICA), Katherine D. Ortega (TEFMD/VA and WMIF) and Patricia K. Woolf (AMBAL, FI, GFA, IFA, IGI, NEF and SCWF).

[2]
The following current committee members are planning to retire from their respective board(s) at the end of 2010 pursuant to each Fund’s retirement policy: Richard G. Capen, Jr. (AFTD and Fixed Income); H. Frederick Christie (CIB and WGI); Martin Fenton (AMCAP, AMF and ICA); Gail L. Neale (FI and GFA); Richard G. Newman (AFTD, Fixed Income and ICA); Donald E. Petersen (CIB and WGI); Rozanne L. Ridgway (EUPAC, NPF and NWF); Henry E. Riggs (AMBAL, FI, GFA, IFA and IGI); and Charles Wolf, Jr. (CIB and WGI).

[3]	Each incumbent director/trustee attended 75% or more of the meetings of the board and committees on which he or she served with the exception of AFTD and BFA as further noted.
[4]	AFTD – Lee A. Ault III was unable to attend one of four board meetings and the sole contracts committee meeting.
[5]	BFA – James G. Ellis was unable to attend one of five board meetings, the sole contracts committee meeting and the sole nominating committee meeting.
[6]	MMF began operations on May 1, 2009.
[7]
STEX converted to a short-term tax-exempt bond fund (with a fiscal year end of July 31) from The Tax-Exempt Money Fund of America (CTEX) on August 7, 2009. CTEX adopted a July 31 fiscal year end in 2009, changing from its previous fiscal year end of September 30. Meetings indicated are for the fund as CTEX.

2-3

APPENDIX 3

Board Member Compensation and Fund Ownership

The following tables set forth for each nominee or continuing director/trustee the total compensation paid to him or her by the fund and by all funds managed by the investment adviser or its affiliates he or she oversees as a director/trustee, during the most recent fiscal year, as well as the value of his or her holdings in each fund and in all of the American Funds he or she oversees as a director/trustee, as of June 30, 2009. The nominees for election as directors/trustees, continuing directors/trustees and the officers of each fund owned, in aggregate, less than 1% of each fund’s outstanding shares.

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during most recent fiscal year	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during most recent fiscal year	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director/ Trustee as of June 30, 2009	Dollar range[4] of Independent directors deferred compensation[2] allocated to the fund as of June 30, 2009	Aggregate dollar range[4] of Independent directors deferred compensation[2] allocated to all funds within American Funds overseen by director as of June 30, 2009
AFTD (Fiscal year end 10/31/2008)
“Independent” Directors[1]
Lee A. Ault III	$10,423	$142,747	2010 Fund $50,001 - $100,000 2020 Fund Over $100,000	Over $100,000	N/A	N/A
William H. Baribault	0[5]	0	None	None	N/A	N/A
James G. Ellis	0[5]	120,330	None	Over $100,000	N/A	N/A
Martin Fenton	10,516	384,256	2040 Fund $10,001 - $50,000	Over $100,000	N/A	Over $100,000
Leonard R. Fuller	9,227	336,953	2020 Fund $1 - $10,000	$50,001 - $100,000	N/A	Over $100,000
W. Scott Hedrick	10,888	135,424	None	None	N/A	N/A
R. Clark Hooper	0[5]	215,814	None	Over $100,000	N/A	$50,001 - $100,000
Merit E. Janow	3,910	199,027	2025 Fund $1 - $10,000	Over $100,000	N/A	N/A
Mary Myers Kauppila	5,322	290,199	None	Over $100,000	N/A	Over $100,000
Laurel B. Mitchell	0[5]	0	None	$10,001 - $50,000	N/A	N/A
Frank M. Sanchez	0[5]	135,152	None	$10,001 - $50,000	N/A	N/A
Margaret Spellings	0[5]	0	None	None	N/A	N/A
Steadman Upham	0[5]	203,665	None	Over $100,000	N/A	Over $100,000
“Interested” Directors[6]
Michael J. Downer	None[7]	None[7]	2050 Fund $10,001 - $50,000	$10,001 - $50,000	N/A	N/A
James B. Lovelace	None[7]	None[7]	2020 Fund $50,001 - $100,000	Over $100,000	N/A	N/A

3-1

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during most recent fiscal year	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during most recent fiscal year	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director/ Trustee as of June 30, 2009	Dollar range[4] of Independent directors deferred compensation[2] allocated to the fund as of June 30, 2009	Aggregate dollar range[4] of Independent directors deferred compensation[2] allocated to all funds within American Funds overseen by director as of June 30, 2009
AHIM (Fiscal year end 7/31/2008)
“Independent” Directors[1]
Lee A. Ault III	0[5]	160,747	None	Over $100,000	N/A	N/A
William H. Baribault	0[5]	0	None	None	N/A	N/A
Richard G. Capen, Jr.	3,262	215,475	None	Over $100,000	N/A	$50,001 - $100,000
James G. Ellis	4,410	115,524	$10,001 - $50,000	Over $100,000	N/A	N/A
Martin Fenton	4,514	367,378	$10,001 - $50,000	Over $100,000	$1 - $10,000	Over $100,000
Leonard R. Fuller	3,138	330,059	None	$50,001 - $100,000	N/A	Over $100,000
W. Scott Hedrick	0[5]	118,924	None	None	N/A	N/A
R. Clark Hooper	3,187	328,338	None	Over $100,000	N/A	$50,001 - $100,000
Merit E. Janow	0[5]	202,652	None	Over $100,000	N/A	N/A
Mary Myers Kauppila	0[5]	293,574	None	Over $100,000	N/A	Over $100,000
Laurel B. Mitchell	0[5]	0	$1 - $10,000	$10,001 - $50,000	N/A	N/A
Richard G. Newman	6,433	226,475	$10,001 - $50,000	Over $100,000	N/A	N/A
Frank M. Sanchez	4,861	122,789	$1 - $10,000	$10,001 - $50,000	N/A	N/A
Margaret Spellings	0[5]	0	None	None	N/A	N/A
Steadman Upham	3,080	209,706	$50,001 - $100,000	Over $100,000	N/A	Over $100,000
“Interested” Directors[6]
Paul G. Haaga, Jr.	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
Karl J. Zeile	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A

3-2

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during most recent fiscal year	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during most recent fiscal year	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director/ Trustee as of June 30, 2009	Dollar range[4] of Independent directors deferred compensation[2] allocated to the fund as of June 30, 2009	Aggregate dollar range[4] of Independent directors deferred compensation[2] allocated to all funds within American Funds overseen by director as of June 30, 2009
AHIT (Fiscal year end 9/30/2008)
“Independent” Trustees[1]
Lee A. Ault III	0[5]	145,247	None	Over $100,000	N/A	N/A
William H. Baribault	0[5]	0	None	None	N/A	N/A
Richard G. Capen, Jr.	12,718	215,444	None	Over $100,000	N/A	$50,001 - $100,000
James G. Ellis	11,394	107,332	$10,001 - $50,000	Over $100,000	N/A	N/A
Martin Fenton	11,509	368,078	$10,001 - $50,000	Over $100,000	$1 - $10,000	Over $100,000
Leonard R. Fuller	11,723	327,886	$10,001 - $50,000	$50,001 - $100,000	$1 - $10,000	Over $100,000
W. Scott Hedrick	0[5]	136,924	None	None	N/A	N/A
R. Clark Hooper	11,814	330,940	$10,001 - $50,000	Over $100,000	N/A	$50,001 - $100,000
Merit E. Janow	0[5]	213,652	None	Over $100,000	N/A	N/A
Mary Myers Kauppila	0[5]	290,199	None	Over $100,000	N/A	Over $100,000
Laurel B. Mitchell	0[5]	0	$1 - $10,000	$10,001 - $50,000	N/A	N/A
Richard G. Newman	11,209	226,037	$1 - $10,000	Over $100,000	N/A	N/A
Frank M. Sanchez	12,673	120,535	$1 - $10,000	$10,001 - $50,000	N/A	N/A
Margaret Spellings	0[5]	0	None	None	N/A	N/A
Steadman Upham	12,971	198,581	None	Over $100,000	N/A	Over $100,000
“Interested” Trustees[6]
David C. Barclay	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
Paul G. Haaga, Jr.	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A

3-3

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during most recent fiscal year	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during most recent fiscal year	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director/ Trustee as of June 30, 2009	Dollar range[4] of Independent directors deferred compensation[2] allocated to the fund as of June 30, 2009	Aggregate dollar range[4] of Independent directors deferred compensation[2] allocated to all funds within American Funds overseen by director as of June 30, 2009
AMBAL (Fiscal year end 12/31/2008)
“Independent” Directors[1]
Mary Jane Elmore	27,916	76,208	$50,001 - $100,000	Over $100,000	$10,001 - $50,000	Over $100,000
Robert A. Fox	51,576	325,625	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Leonade D. Jones	74,142	380,597	Over $100,000	Over $100,000	$50,001 - $100,000	Over $100,000
William D. Jones	24,271	179,792	$10,001 - $50,000	Over $100,000	$1 - $10,000	Over $100,000
John M. Lillie	69,583	159,319	Over $100,000	Over $100,000	N/A	N/A
John G. McDonald	50,334	398,667	$50,001 - $100,000	Over $100,000	N/A	Over $100,000
James J. Postl	73,833	122,125	Over $100,000	Over $100,000	$10,001 - $50,000	Over $100,000
Henry E. Riggs	57,834	287,840	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Isaac Stein	63,750	144,125	Over $100,000	Over $100,000	N/A	N/A
“Interested” Directors[6]
Gregory D. Johnson	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
Robert G. O’Donnell	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
AMCAP (Fiscal year end 2/28/2009)
“Independent” Directors[1]
Louise H. Bryson	0[5]	174,375	None	Over $100,000	N/A	Over $100,000
Mary Anne Dolan	54,125	309,666	Over $100,000	Over $100,000	N/A	N/A
James G. Ellis	0[5]	176,242	None	Over $100,000	N/A	N/A
Martin Fenton	46,889	426,132	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Leonard R. Fuller	0[5]	344,402	$1 - $10,000	$50,001 - $100,000	$1 - $10,000	Over $100,000
William D. Jones	58,125	216,917	$10,001 - $50,000	Over $100,000	$10,001 - $50,000	Over $100,000
L. Daniel Jorndt	0[5]	113,000	None	Over $100,000	N/A	Over $100,000
Mary Myers Kauppila	46,875	306,175	Over $100,000	Over $100,000	Over $100,000	Over $100,000
William H. Kling	48,928	351,500	$50,001 - $100,000	Over $100,000	N/A	N/A
John G. McDonald	0[5]	402,167	$10,001 - $50,000	Over $100,000	N/A	Over $100,000
Bailey Morris-Eck	47,583	190,500	$1 - $10,000	$50,001 - $100,000	$50,001 - $100,000	Over $100,000
Olin C. Robison	52,083	210,500	None	Over $100,000	Over $100,000	Over $100,000
Steven B. Sample	52,750	105,500	Over $100,000	Over $100,000	N/A	N/A
“Interested” Directors[6]
Timothy D. Armour[10]	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
Claudia P. Huntington	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A

3-4

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during most recent fiscal year	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during most recent fiscal year	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director/ Trustee as of June 30, 2009	Dollar range[4] of Independent directors deferred compensation[2] allocated to the fund as of June 30, 2009	Aggregate dollar range[4] of Independent directors deferred compensation[2] allocated to all funds within American Funds overseen by director as of June 30, 2009
AMF (Fiscal year end 10/31/2008)
“Independent” Directors[1]
Louise H. Bryson	0[5]	143,500	None	Over $100,000	N/A	Over $100,000
Mary Anne Dolan	47,250	275,208	$50,001 - $100,000	Over $100,000	N/A	N/A
James G. Ellis	0[5]	120,330	None	Over $100,000	N/A	N/A
Martin Fenton	33,639	384,256	$10,001 - $50,000	Over $100,000	$10,001 - $50,000	Over $100,000
Leonard R. Fuller	0[5]	336,953	None	$50,001 - $100,000	$1 - $10,000	Over $100,000
William D. Jones	54,250	157,417	$10,001 - $50,000	Over $100,000	$10,001 - $50,000	Over $100,000
L. Daniel Jorndt	0[5]	111,500	None	Over $100,000	N/A	Over $100,000
Mary Myers Kauppila	44,708	290,199	Over $100,000	Over $100,000	Over $100,000	Over $100,000
William H. Kling	44,053	330,667	$50,001 - $100,000	Over $100,000	N/A	N/A
John G. McDonald	0[5]	378,667	$10,001 - $50,000	Over $100,000	N/A	Over $100,000
Bailey Morris-Eck	46,333	188,750	$10,001 - $50,000	$50,001 - $100,000	$50,001 - $100,000	Over $100,000
Olin C. Robison	46,333	204,750	None	Over $100,000	Over $100,000	Over $100,000
Steven B. Sample	48,500	97,500	$10,001 - $50,000	Over $100,000	N/A	N/A
“Interested” Directors[6]
James K. Dunton	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
Joyce E. Gordon[10]	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A

3-5

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during most recent fiscal year	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during most recent fiscal year	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director/ Trustee as of June 30, 2009	Dollar range[4] of Independent directors deferred compensation[2] allocated to the fund as of June 30, 2009	Aggregate dollar range[4] of Independent directors deferred compensation[2] allocated to all funds within American Funds overseen by director as of June 30, 2009
BFA (Fiscal year end 12/31/2008)
“Independent” Directors[1]
Lee A. Ault III	0[5]	144,000	None	Over $100,000	N/A	N/A
William H. Baribault	0[5]	0	None	None	N/A	N/A
Richard G. Capen, Jr.	44,317	232,300	None	Over $100,000	N/A	$50,001 - $100,000
James G. Ellis	40,789	132,063	$10,001 - $50,000	Over $100,000	N/A	N/A
Martin Fenton	52,570	418,821	$10,001 - $50,000	Over $100,000	$10,001 - $50,000	Over $100,000
Leonard R. Fuller	46,965	338,800	$10,001 - $50,000	$50,001 - $100,000	$1 - $10,000	Over $100,000
W. Scott Hedrick	0[5]	137,000	None	None	N/A	N/A
R. Clark Hooper	42,036	323,142	$10,001 - $50,000	Over $100,000	N/A	$50,001 - $100,000
Merit E. Janow	0[5]	200,500	None	Over $100,000	N/A	N/A
Mary Myers Kauppila	0[5]	306,500	None	Over $100,000	N/A	Over $100,000
Laurel B. Mitchell	0[5]	0	$1 - $10,000	$10,001 - $50,000	N/A	N/A
Richard G. Newman	55,036	272,800	$50,001 - $100,000	Over $100,000	N/A	N/A
Frank M. Sanchez	45,797	138,652	$1 - $10,000	$10,001 - $50,000	N/A	N/A
Margaret Spellings	0[5]	0	None	None	N/A	N/A
Steadman Upham	44,366	208,218	None	Over $100,000	N/A	Over $100,000
“Interested” Directors[6]
Abner D. Goldstine	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
Paul G. Haaga, Jr.	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A

3-6

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during most recent fiscal year	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during most recent fiscal year	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director/ Trustee as of June 30, 2009	Dollar range[4] of Independent directors deferred compensation[2] allocated to the fund as of June 30, 2009	Aggregate dollar range[4] of Independent directors deferred compensation[2] allocated to all funds within American Funds overseen by director as of June 30, 2009
CIB (Fiscal year end 10/31/2008)
“Independent” Directors[1]
Joseph C. Berenato	41,541	303,375	$10,001 - $50,000	Over $100,000	$1 - $10,000	Over $100,000
H. Frederick Christie	37,119	446,235	Over $100,000	Over $100,000	$50,001 - $100,000	Over $100,000
Robert J. Denison	46,250	212,500	$10,001 - $50,000	$50,001 - $100,000	N/A	Over $100,000
Mary Anne Dolan	0[5]	275,208	Over $100,000	Over $100,000	N/A	N/A
R. Clark Hooper	0[5]	215,814	$10,001 - $50,000	Over $100,000	N/A	$50,001 - $100,000
Koichi Itoh	48,000	194,625	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Merit E. Janow	49,125	199,027	Over $100,000	Over $100,000	N/A	N/A
Leonade D. Jones	0[5]	363,972	None	Over $100,000	N/A	Over $100,000
Mary Myers Kauppila	52,958	290,199	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Gail L. Neale	47,625	206,000	Over $100,000	Over $100,000	N/A	N/A
Robert J. O’Neill	56,250	126,500	None	None	N/A	N/A
Donald E. Petersen	57,500	117,000	Over $100,000	Over $100,000	N/A	N/A
Stefanie Powers	57,500	117,000	Over $100,000	Over $100,000	N/A	N/A
Christopher E. Stone	0[5]	121,500	None	$10,001 - $50,000	N/A	N/A
Steadman Upham	45,715	203,665	$50,001 - $100,000	Over $100,000	Over $100,000	Over $100,000
Charles Wolf, Jr.	58,250	120,500	Over $100,000	Over $100,000	N/A	N/A
“Interested” Directors[6]
Joyce E. Gordon[10]	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
James B. Lovelace	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A

3-7

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during most recent fiscal year	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during most recent fiscal year	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director/ Trustee as of June 30, 2009	Dollar range[4] of Independent directors deferred compensation[2] allocated to the fund as of June 30, 2009	Aggregate dollar range[4] of Independent directors deferred compensation[2] allocated to all funds within American Funds overseen by director as of June 30, 2009
EUPAC (Fiscal year end 3/31/2009)
“Independent” Trustees[1]
Elisabeth Allison	46,333	135,000	Over $100,000	Over $100,000	N/A	N/A
Vanessa C.L. Chang	48,001	140,000	$50,001 - $100,000	Over $100,000	N/A	N/A
Nicholas Donatiello, Jr.	13,000	40,625	$10,001 - $50,000	$10,001 - $50,000	N/A	N/A
Robert A. Fox	41,113	340,625	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Koichi Itoh	39,250	210,750	Over $100,000	Over $100,000	Over $100,000	Over $100,000
William H. Kling	40,936	367,000	None	Over $100,000	N/A	N/A
John G. McDonald	35,333	417,167	Over $100,000	Over $100,000	N/A	Over $100,000
William I. Miller	55,001	163,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Alessandro Ovi	43,333	130,000	$50,001 - $100,000	Over $100,000	$10,001 - $50,000	$50,001 - $100,000
Rozanne L. Ridgway	43,333	126,000	$1 - $10,000	$50,001 - $100,000	Over $100,000	Over $100,000
“Interested” Trustees[6]
Gina H. Despres	None[7]	None[7]	$1 - $10,000	Over $100,000	N/A	N/A
Carl M. Kawaja[10]	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A

3-8

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during most recent fiscal year	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during most recent fiscal year	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director/ Trustee as of June 30, 2009	Dollar range[4] of Independent directors deferred compensation[2] allocated to the fund as of June 30, 2009	Aggregate dollar range[4] of Independent directors deferred compensation[2] allocated to all funds within American Funds overseen by director as of June 30, 2009
FI (Fiscal year end 12/31/2008)
“Independent” Directors[1]
Ronald P. Badie	22,583	67,000	Over $100,000	Over $100,000	$10,001 - $50,000	$50,001 - $100,000
Joseph C. Berenato	53,667	310,500	$10,001 - $50,000	Over $100,000	$50,001 - $100,000	Over $100,000
Louise H. Bryson	20,604	155,500	$10,001 - $50,000	Over $100,000	$10,001 - $50,000	Over $100,000
Robert J. Denison	50,500	215,500	$10,001 - $50,000	$50,001 - $100,000	N/A	Over $100,000
Mary Anne Dolan	0[5]	311,666	$50,001 - 100,000	Over $100,000	N/A	N/A
Robert A. Fox	49,777	325,625	Over $100,000	Over $100,000	Over $100,000	Over $100,000
John G. Freund	0[5]	112,500	None	None	N/A	Over $100,000
Leonade D. Jones	49,643	380,597	$50,001 - 100,000	Over $100,000	Over $100,000	Over $100,000
William H. Kling	0[5]	349,000	$50,001 - 100,000	Over $100,000	N/A	N/A
John G. McDonald	44,334	398,667	$50,001 - 100,000	Over $100,000	N/A	Over $100,000
Gail L. Neale	56,375	240,500	$10,001 - $50,000	Over $100,000	N/A	N/A
Henry E. Riggs	75,250	287,840	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Christopher E. Stone	0[5]	126,000	None	$10,001 - $50,000	N/A	N/A
“Interested” Directors[6]
Dina N. Perry	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
James F. Rothenberg	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A

3-9

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during most recent fiscal year	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during most recent fiscal year	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director/ Trustee as of June 30, 2009	Dollar range[4] of Independent directors deferred compensation[2] allocated to the fund as of June 30, 2009	Aggregate dollar range[4] of Independent directors deferred compensation[2] allocated to all funds within American Funds overseen by director as of June 30, 2009
GFA (Fiscal year end 8/31/2008)
“Independent” Directors[1]
Ronald P. Badie	7,917	41,500	Over $100,000	Over $100,000	$50,001 - $100,000	$50,001 - $100,000
Joseph C. Berenato	54,792	297,625	$50,001 - 100,000	Over $100,000	$50,001 - $100,000	Over $100,000
Louise H. Bryson	5,354	124,875	$10,001 - $50,000	Over $100,000	$10,001 - $50,000	Over $100,000
Robert J. Denison	51,625	209,500	$10,001 - $50,000	$50,001 - 100,000	N/A	Over $100,000
Mary Anne Dolan	0[5]	251,083	$50,001 - 100,000	Over $100,000	N/A	N/A
Robert A. Fox	50,112	294,750	Over $100,000	Over $100,000	Over $100,000	Over $100,000
John G. Freund	0[5]	107,500	None	None	N/A	Over $100,000
Leonade D. Jones	50,125	354,250	$50,001 - 100,000	Over $100,000	Over $100,000	Over $100,000
William H. Kling	0[5]	306,250	Over $100,000	Over $100,000	N/A	N/A
John G. McDonald	41,875	376,167	Over $100,000	Over $100,000	N/A	Over $100,000
Gail L. Neale	52,875	204,000	$10,001 - $50,000	Over $100,000	N/A	N/A
Henry E. Riggs	70,125	265,396	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Christopher E. Stone	0[5]	116,833	None	$10,001 - $50,000	N/A	N/A
“Interested” Directors[6]
Donald D. O’Neal	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
James F. Rothenberg	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A

3-10

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during most recent fiscal year	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during most recent fiscal year	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director/ Trustee as of June 30, 2009	Dollar range[4] of Independent directors deferred compensation[2] allocated to the fund as of June 30, 2009	Aggregate dollar range[4] of Independent directors deferred compensation[2] allocated to all funds within American Funds overseen by director as of June 30, 2009
GVT (Fiscal year end 8/31/2008)
“Independent” Trustees[1]
Lee A. Ault III	0[5]	164,747	None	Over $100,000	N/A	N/A
William H. Baribault	0[5]	0	None	None	N/A	N/A
Richard G. Capen, Jr.	4,694	210,706	None	Over $100,000	N/A	$50,001 - $100,000
James G. Ellis	6,236	109,431	None	Over $100,000	N/A	N/A
Martin Fenton	5,332	367,616	$10,001 - $50,000	Over $100,000	N/A	Over $100,000
Leonard R. Fuller	4,480	327,277	None	$50,001 - $100,000	N/A	Over $100,000
W. Scott Hedrick	0[5]	122,924	None	None	N/A	N/A
R. Clark Hooper	4,529	322,056	None	Over $100,000	N/A	$50,001 - $100,000
Merit E. Janow	0[5]	202,652	None	Over $100,000	N/A	N/A
Mary Myers Kauppila	0[5]	293,574	None	Over $100,000	N/A	Over $100,000
Laurel B. Mitchell	0[5]	0	$1 - $10,000	$10,001 - $50,000	N/A	N/A
Richard G. Newman	5,985	224,667	Over $100,000	Over $100,000	N/A	N/A
Frank M. Sanchez	6,768	117,198	$1 - $10,000	$10,001 - $50,000	N/A	N/A
Margaret Spellings	0[5]	0	None	None	N/A	N/A
Steadman Upham	4,792	211,837	None	Over $100,000	N/A	Over $100,000
“Interested” Trustees[6]
Paul G. Haaga, Jr.	None[7]	None[7]	$10,001 - $50,000	Over $100,000	N/A	N/A
John H. Smet	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A

3-11

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during most recent fiscal year	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during most recent fiscal year	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director/ Trustee as of June 30, 2009	Dollar range[4] of Independent directors deferred compensation[2] allocated to the fund as of June 30, 2009	Aggregate dollar range[4] of Independent directors deferred compensation[2] allocated to all funds within American Funds overseen by director as of June 30, 2009
IBFA (Fiscal year end 8/31/2008)
“Independent” Trustees[1]
Lee A. Ault III	0[5]	164,747	None	Over $100,000	N/A	N/A
William H. Baribault	0[5]	0	None	None	N/A	N/A
Richard G. Capen, Jr.	5,712	210,706	None	Over $100,000	N/A	$50,001 - $100,000
James G. Ellis	7,924	109,431	$10,001 - $50,000	Over $100,000	N/A	N/A
Martin Fenton	6,869	367,616	$10,001 - $50,000	Over $100,000	N/A	Over $100,000
Leonard R. Fuller	5,423	327,277	None	$50,001 - $100,000	N/A	Over $100,000
W. Scott Hedrick	0[5]	122,924	None	None	N/A	N/A
R. Clark Hooper	5,472	322,056	None	Over $100,000	N/A	$50,001 - $100,000
Merit E. Janow	0[5]	202,652	None	Over $100,000	N/A	N/A
Mary Myers Kauppila	0[5]	293,574	None	Over $100,000	N/A	Over $100,000
Laurel B. Mitchell	0[5]	0	$1 - $10,000	$10,001 - $50,000	N/A	N/A
Richard G. Newman	7,471	224,667	Over $100,000	Over $100,000	N/A	N/A
Frank M. Sanchez	8,791	117,198	$1 - $10,000	$10,001 - $50,000	N/A	N/A
Margaret Spellings	0[5]	0	None	None	N/A	N/A
Steadman Upham	5,819	211,837	None	Over $100,000	N/A	Over $100,000
“Interested” Trustees[6]
Paul G. Haaga, Jr.	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
John H. Smet	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A

3-12

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during most recent fiscal year	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during most recent fiscal year	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director/ Trustee as of June 30, 2009	Dollar range[4] of Independent directors deferred compensation[2] allocated to the fund as of June 30, 2009	Aggregate dollar range[4] of Independent directors deferred compensation[2] allocated to all funds within American Funds overseen by director as of June 30, 2009
ICA (Fiscal year end 12/31/2008)
“Independent” Directors[1]
Louise H. Bryson	109,584	155,500	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Mary Anne Dolan	103,000	311,666	$50,001 - $100,000	Over $100,000	N/A	N/A
James G. Ellis	11,125	132,063	$10,001 - $50,000	Over $100,000	N/A	N/A
Martin Fenton	101,992	418,821	Over $100,000	Over $100,000	$50,001 - $100,000	Over $100,000
Leonard R. Fuller	108,489	338,800	$10,001 - $50,000	$50,001 - $100,000	$50,001 - $100,000	Over $100,000
William D. Jones	0[5]	179,792	None	Over $100,000	N/A	Over $100,000
L. Daniel Jorndt	113,000	113,000	Over $100,000	Over $100,000	N/A	Over $100,000
Mary Myers Kauppila	0[5]	306,500	None	Over $100,000	N/A	Over $100,000
William H. Kling	10,000	349,000	None	Over $100,000	N/A	N/A
John G. McDonald	103,834	398,667	$50,001 - $100,000	Over $100,000	N/A	Over $100,000
Bailey Morris-Eck	93,334	185,500	$50,001 - $100,000	$50,001 - $100,000	N/A	Over $100,000
Richard G. Newman	133,555	272,800	Over $100,000	Over $100,000	N/A	N/A
Olin C. Robison	109,834	210,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Steven B. Sample	0[5]	0	None	Over $100,000	N/A	N/A
“Interested” Directors[6]
James B. Lovelace	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
Donald D. O’Neal	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A

3-13

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during most recent fiscal year	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during most recent fiscal year	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director/ Trustee as of June 30, 2009	Dollar range[4] of Independent directors deferred compensation[2] allocated to the fund as of June 30, 2009	Aggregate dollar range[4] of Independent directors deferred compensation[2] allocated to all funds within American Funds overseen by director as of June 30, 2009
IFA (Fiscal year end 7/31/2008)
“Independent” Directors[1]
Mary Jane Elmore	0[5]	0	$50,001 - $100,000	Over $100,000	$10,001 - $50,000	Over $100,000
Robert A. Fox	44,910	278,500	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Leonade D. Jones	60,375	330,750	Over $100,000	Over $100,000	$50,001 - $100,000	Over $100,000
William D. Jones	0[5]	112,500	$10,001 - $50,000	Over $100,000	$1 - $10,000	Over $100,000
John M. Lillie	63,500	128,750	Over $100,000	Over $100,000	N/A	N/A
John G. McDonald	43,875	364,500	$10,001 - $50,000	Over $100,000	N/A	Over $100,000
James J. Postl	0[5]	81,000	Over $100,000	Over $100,000	$10,001 - $50,000	Over $100,000
Henry E. Riggs	52,125	251,750	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Isaac Stein	57,000	118,250	Over $100,000	Over $100,000	N/A	N/A
“Interested” Directors[6]
Hilda L. Applbaum	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
IGI (Fiscal year end 6/30/2009)
“Independent” Directors[1]
Mary Jane Elmore	30,708	115,958	Over $100,000	Over $100,000	$10,001 - $50,000	Over $100,000
Robert A. Fox	29,287	319,625	Over $100,000	Over $100,000	$10,001 - $50,000	Over $100,000
Leonade D. Jones	43,035	369,597	$10,001 - $50,000	Over $100,000	$10,001 - $50,000	Over $100,000
William D. Jones	34,021	215,167	$10,001 - $50,000	Over $100,000	$1 - $10,000	Over $100,000
John M. Lillie	43,235	161,569	Over $100,000	Over $100,000	N/A	N/A
John G. McDonald	29,499	404,167	$50,001 - $100,000	Over $100,000	N/A	Over $100,000
James J. Postl	35,708	133,875	Over $100,000	Over $100,000	$10,001 - $50,000	Over $100,000
Henry E. Riggs	36,312	288,715	Over $100,000	Over $100,000	N/A	Over $100,000
Isaac Stein	34,875	146,375	Over $100,000	Over $100,000	N/A	N/A
“Interested” Directors[6]
Steven T. Watson	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A

3-14

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during most recent fiscal year	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during most recent fiscal year	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director/ Trustee as of June 30, 2009	Dollar range[4] of Independent directors deferred compensation[2] allocated to the fund as of June 30, 2009	Aggregate dollar range[4] of Independent directors deferred compensation[2] allocated to all funds within American Funds overseen by director as of June 30, 2009
LTEX (Fiscal year end 7/31/2008)
“Independent” Trustees[1]
Lee A. Ault III	0[5]	160,747	None	Over $100,000	N/A	N/A
William H. Baribault	0[5]	0	None	None	N/A	N/A
Richard G. Capen, Jr.	2,689	215,475	Over $100,000	Over $100,000	N/A	$50,001 - $100,000
James G. Ellis	3,531	115,524	$10,001 - $50,000	Over $100,000	N/A	N/A
Martin Fenton	3,699	367,378	$10,001 - $50,000	Over $100,000	N/A	Over $100,000
Leonard R. Fuller	2,600	330,059	None	$50,001 - $100,000	N/A	Over $100,000
W. Scott Hedrick	0[5]	118,924	None	None	N/A	N/A
R. Clark Hooper	2,649	328,338	None	Over $100,000	N/A	$50,001 - $100,000
Merit E. Janow	0[5]	202,652	None	Over $100,000	N/A	N/A
Mary Myers Kauppila	0[5]	293,574	None	Over $100,000	N/A	Over $100,000
Laurel B. Mitchell	0[5]	0	$1 - $10,000	$10,001 - $50,000	N/A	N/A
Richard G. Newman	4,796	226,475	$10,001 - $50,000	Over $100,000	N/A	N/A
Frank M. Sanchez	3,985	122,789	$1 - $10,000	$10,001 - $50,000	N/A	N/A
Margaret Spellings	0[5]	0	None	None	N/A	N/A
Steadman Upham	2,504	209,706	Over $100,000	Over $100,000	N/A	Over $100,000
“Interested” Trustees[6]
Brenda S. Ellerin	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
Paul G. Haaga, Jr.	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A

3-15

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during most recent fiscal year	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during most recent fiscal year	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director/ Trustee as of June 30, 2009	Dollar range[4] of Independent directors deferred compensation[2] allocated to the fund as of June 30, 2009	Aggregate dollar range[4] of Independent directors deferred compensation[2] allocated to all funds within American Funds overseen by director as of June 30, 2009
MMF[8] (Fiscal year end 9/30/2008)
“Independent” Trustees[1]
Lee A. Ault III	0[5]	145,247	None	Over $100,000	N/A	N/A
William H. Baribault	0[5]	0	None	None	N/A	N/A
Richard G. Capen, Jr.	0[5]	215,444	Over $100,000	Over $100,000	N/A	$50,001 - $100,000
James G. Ellis	0[5]	107,332	None	Over $100,000	N/A	N/A
Martin Fenton	0[5]	368,078	$10,001 - $50,000	Over $100,000	$10,001 - $50,000	Over $100,000
Leonard R. Fuller	0[5]	327,886	$10,001 - $50,000	$50,001 - $100,000	$1 - $10,000	Over $100,000
W. Scott Hedrick	0[5]	136,924	None	None	N/A	N/A
R. Clark Hooper	0[5]	330,940	$10,001 - $50,000	Over $100,000	N/A	$50,001 - $100,000
Merit E. Janow	0[5]	213,652	None	Over $100,000	N/A	N/A
Mary Myers Kauppila	0[5]	290,199	None	Over $100,000	N/A	Over $100,000
Laurel B. Mitchell	0[5]	0	$1 - $10.000	$10,001 - $50,000	N/A	N/A
Richard G. Newman	0[5]	226,037	Over $100,000	Over $100,000	N/A	N/A
Frank M. Sanchez	0[5]	120,535	$1 - $10,000	$10,001 - $50,000	N/A	N/A
Margaret Spellings	0[5]	0	None	None	N/A	N/A
Steadman Upham	0[5]	198,581	None	Over $100,000	$10,001 - $50,000	Over $100,000
“Interested” Trustees[6]
Abner D. Goldstine	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
Paul G. Haaga, Jr.	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A

3-16

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during most recent fiscal year	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during most recent fiscal year	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director/ Trustee as of June 30, 2009	Dollar range[4] of Independent directors deferred compensation[2] allocated to the fund as of June 30, 2009	Aggregate dollar range[4] of Independent directors deferred compensation[2] allocated to all funds within American Funds overseen by director as of June 30, 2009
NEF (Fiscal year end 11/30/2008)
“Independent” Trustees[1]
Joseph C. Berenato	55,042	304,000	$10,001 - $50,000	Over $100,000	Over $100,000	Over $100,000
Robert J. Denison	0[5]	212,250	$10,001 - $50,000	$50,001 - $100,000	N/A	Over $100,000
Mary Anne Dolan	34,812	275,458	$10,001 - $50,000	Over $100,000	N/A	N/A
R. Clark Hooper	53,437	216,695	$10,001 - $50,000	Over $100,000	N/A	$50,001 - $100,000
Koichi Itoh	0[5]	198,500	None	Over $100,000	N/A	Over $100,000
Merit E. Janow	0[5]	199,750	None	Over $100,000	N/A	N/A
Leonade D. Jones	53,518	361,000	$50,001 - $100,000	Over $100,000	Over $100,000	Over $100,000
Mary Myers Kauppila	0[5]	297,125	None	Over $100,000	N/A	Over $100,000
Gail L. Neale	0[5]	236,250	$10,001 - $50,000	Over $100,000	N/A	N/A
Robert J. O’Neill	0[5]	127,000	None	None	N/A	N/A
Stefanie Powers	0[5]	117,500	None	Over $100,000	N/A	N/A
Christopher E. Stone	59,500	123,500	$10,001 - $50,000	$10,001 - $50,000	N/A	N/A
Steadman Upham	0[5]	204,360	None	Over $100,000	N/A	Over $100,000
“Interested” Trustees[6]
Timothy D. Armour	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
Claudia P. Huntington[10]	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A

3-17

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during most recent fiscal year	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during most recent fiscal year	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director/ Trustee as of June 30, 2009	Dollar range[4] of Independent directors deferred compensation[2] allocated to the fund as of June 30, 2009	Aggregate dollar range[4] of Independent directors deferred compensation[2] allocated to all funds within American Funds overseen by director as of June 30, 2009
NPF (Fiscal year end 9/30/2008)
“Independent” Directors[1]
Elisabeth Allison	42,083	122,750	Over $100,000	Over $100,000	N/A	N/A
Vanessa C.L. Chang	42,916	125,250	Over $100,000	Over $100,000	N/A	N/A
Nicholas Donatiello, Jr.	0[5]	0	$10,001 - $50,000	$10,001 - $50,000	N/A	N/A
Robert A. Fox	33,735	306,375	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Koichi Itoh	32,625	193,875	Over $100,000	Over $100,000	Over $100,000	Over $100,000
William H. Kling	32,107	314,875	Over $100,000	Over $100,000	N/A	N/A
John G. McDonald	32,375	382,167	Over $100,000	Over $100,000	N/A	Over $100,000
William I. Miller	42,417	127,250	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Alessandro Ovi	37,583	112,750	$10,001 - $50,000	Over $100,000	$10,001 - $50,000	$50,001 - $100,000
Rozanne L. Ridgway	38,584	112,250	$50,001 - $100,000	$50,001 - $100,000	Over $100,000	Over $100,000
“Interested” Directors[6]
Gina H. Despres	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
Gregg E. Ireland	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
Robert W. Lovelace	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
NWF (Fiscal year end 10/31/2008)
“Independent” Directors[1]
Elisabeth Allison	38,584	122,250	Over $100,000	Over $100,000	N/A	N/A
Vanessa C.L. Chang	39,417	126,417	$50,001 - $100,000	Over $100,000	N/A	N/A
Nicholas Donatiello, Jr.	0[5]	0	$10,001 - $50,000	$10,001 - $50,000	N/A	N/A
Robert A. Fox	31,977	310,375	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Koichi Itoh	33,125	194,625	Over $100,000	Over $100,000	Over $100,000	Over $100,000
William H. Kling	34,179	330,667	Over $100,000	Over $100,000	N/A	N/A
John G. McDonald	29,332	378,667	Over $100,000	Over $100,000	N/A	Over $100,000
William I. Miller	44,416	141,084	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Alessandro Ovi	37,584	112,250	$50,001 - $100,000	Over $100,000	$10,001 - $50,000	$50,001 - $100,000
Rozanne L. Ridgway	35,083	111,750	$10,001 - $50,000	$50,001 - $100,000	Over $100,000	Over $100,000
“Interested” Directors[6]
Gina H. Despres	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
Robert W. Lovelace	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A

3-18

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during most recent fiscal year	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during most recent fiscal year	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director/ Trustee as of June 30, 2009	Dollar range[4] of Independent directors deferred compensation[2] allocated to the fund as of June 30, 2009	Aggregate dollar range[4] of Independent directors deferred compensation[2] allocated to all funds within American Funds overseen by director as of June 30, 2009
SCWF (Fiscal year end 9/30/2008)
“Independent” Directors[1]
Ronald P. Badie	0[5]	59,000	None	Over $100,000	N/A	$50,001 - $100,000
Joseph C. Berenato	54,542	300,000	$10,001 - $50,000	Over $100,000	Over $100,000	Over $100,000
Louise H. Bryson	0[5]	139,000	None	Over $100,000	N/A	Over $100,000
Robert J. Denison	0[5]	212,000	$10,001 - $50,000	$50,001 - $100,000	N/A	Over $100,000
Mary Anne Dolan	30,021	263,333	$10,001 - $50,000	Over $100,000	N/A	N/A
Robert A. Fox	0[5]	306,375	Over $100,000	Over $100,000	Over $100,000	Over $100,000
John G. Freund	54,750	109,500	None	None	Over $100,000	Over $100,000
Leonade D. Jones	53,125	359,875	$50,001 - $100,000	Over $100,000	Over $100,000	Over $100,000
William H. Kling	58,482	314,875	Over $100,000	Over $100,000	N/A	N/A
John G. McDonald	0[5]	382,167	$10,001 - $50,000	Over $100,000	N/A	Over $100,000
Christopher E. Stone	60,750	119,500	$10,001 - $50,000	$10,001 - $50,000	N/A	N/A
“Interested” Directors[6]
Gordon Crawford	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
Gregory W. Wendt	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A

3-19

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during most recent fiscal year	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during most recent fiscal year	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director/ Trustee as of June 30, 2009	Dollar range[4] of Independent directors deferred compensation[2] allocated to the fund as of June 30, 2009	Aggregate dollar range[4] of Independent directors deferred compensation[2] allocated to all funds within American Funds overseen by director as of June 30, 2009
STBF (Fiscal year end 8/31/2008)
“Independent” Directors[1]
Lee A. Ault III	0[5]	164,747	None	Over $100,000	N/A	N/A
William H. Baribault	0[5]	0	None	None	N/A	N/A
Richard G. Capen, Jr.	1,815	210,706	Over $100,000	Over $100,000	N/A	$50,001 - $100,000
James G. Ellis	2,405	109,431	$10,001 - $50,000	Over $100,000	N/A	N/A
Martin Fenton	2,744	367,616	$50,001 - $100,000	Over $100,000	N/A	Over $100,000
Leonard R. Fuller	1,747	327,277	None	$50,001 - $100,000	$1 - $10,000	Over $100,000
W. Scott Hedrick	0[5]	122,924	None	None	N/A	N/A
R. Clark Hooper	1,796	322,056	None	Over $100,000	N/A	$50,001 - $100,000
Merit E. Janow	0[5]	202,652	None	Over $100,000	N/A	N/A
Mary Myers Kauppila	0[5]	293,574	None	Over $100,000	N/A	Over $100,000
Laurel B. Mitchell	0[5]	0	$1 - $10,000	$10,001 - $50,000	N/A	N/A
Richard G. Newman	2,625	224,667	Over $100,000	Over $100,000	N/A	N/A
Frank M. Sanchez	2,589	117,198	$1 - $10,000	$10,001 - $50,000	N/A	N/A
Margaret Spellings	0[5]	0	None	None	N/A	N/A
Steadman Upham	1,905	211,837	None	Over $100,000	N/A	Over $100,000
“Interested” Directors[6]
Paul G. Haaga, Jr.	None[7]	None[7]	None	Over $100,000	N/A	N/A
David A. Hoag	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A

3-20

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during most recent fiscal year	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during most recent fiscal year	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director/ Trustee as of June 30, 2009	Dollar range[4] of Independent directors deferred compensation[2] allocated to the fund as of June 30, 2009	Aggregate dollar range[4] of Independent directors deferred compensation[2] allocated to all funds within American Funds overseen by director as of June 30, 2009
STEX[9] (Fiscal year end 9/30/2008)
“Independent” Trustees[1]
Lee A. Ault III	0[5]	145,247	None	Over $100,000	N/A	N/A
William H. Baribault	0[5]	0	None	None	N/A	N/A
Richard G. Capen, Jr.	0[5]	215,444	None	Over $100,000	N/A	$50,001 - $100,000
James G. Ellis	0[5]	107,332	None	Over $100,000	N/A	N/A
Martin Fenton	0[5]	368,078	$10,001 - $50,000	Over $100,000	$10,001 - $50,000	Over $100,000
Leonard R. Fuller	0[5]	327,886	None	$50,001 - $100,000	$10,001 - $50,000	Over $100,000
W. Scott Hedrick	0[5]	136,924	None	None	N/A	N/A
R. Clark Hooper	0[5]	330,940	None	Over $100,000	N/A	$50,001 - $100,000
Merit E. Janow	0[5]	213,652	None	Over $100,000	N/A	N/A
Mary Myers Kauppila	0[5]	290,199	None	Over $100,000	N/A	Over $100,000
Laurel B. Mitchell	0[5]	0	None	$10,001 - $50,000	N/A	N/A
Richard G. Newman	0[5]	226,037	$1 - $10,000	Over $100,000	N/A	N/A
Frank M. Sanchez	0[5]	120,535	$1 - $10,000	$10,001 - $50,000	N/A	N/A
Margaret Spellings	0[5]	0	None	None	N/A	N/A
Steadman Upham	0[5]	198,581	None	Over $100,000	N/A	Over $100,000
“Interested” Trustees[6]
Brenda S. Ellerin	None[7]	None[7]	None	Over $100,000	N/A	N/A
Paul G. Haaga, Jr.	None[7]	None[7]	None	Over $100,000	N/A	N/A

3-21

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during most recent fiscal year	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during most recent fiscal year	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director/ Trustee as of June 30, 2009	Dollar range[4] of Independent directors deferred compensation[2] allocated to the fund as of June 30, 2009	Aggregate dollar range[4] of Independent directors deferred compensation[2] allocated to all funds within American Funds overseen by director as of June 30, 2009
TEBF (Fiscal year end 8/31/2008)
“Independent” Directors[1]
Lee A. Ault III	0[5]	164,747	None	Over $100,000	N/A	N/A
William H. Baribault	0[5]	0	None	None	N/A	N/A
Richard G. Capen, Jr.	6,774	210,706	Over $100,000	Over $100,000	N/A	$50,001 - $100,000
James G. Ellis	9,439	109,431	$10,001 - $50,000	Over $100,000	N/A	N/A
Martin Fenton	8,281	367,616	$10,001 - $50,000	Over $100,000	N/A	Over $100,000
Leonard R. Fuller	6,434	327,277	None	$50,001 - $100,000	N/A	Over $100,000
W. Scott Hedrick	0[5]	122,924	None	None	N/A	N/A
R. Clark Hooper	6,483	322,056	$10,001 - $50,000	Over $100,000	N/A	$50,001 - $100,000
Merit E. Janow	0[5]	202,652	None	Over $100,000	N/A	N/A
Mary Myers Kauppila	0[5]	293,574	None	Over $100,000	N/A	Over $100,000
Laurel B. Mitchell	0[5]	0	$1 - $10,000	$10,001 - $50,000	N/A	N/A
Richard G. Newman	8,848	224,667	$10,001 - $50,000	Over $100,000	N/A	N/A
Frank M. Sanchez	10,529	117,198	$1 - $10,000	$10,001 - $50,000	N/A	N/A
Margaret Spellings	0[5]	0	None	None	N/A	N/A
Steadman Upham	6,890	211,837	Over $100,000	Over $100,000	N/A	Over $100,000
“Interested” Directors[6]
Paul G. Haaga, Jr.	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
Neil L. Langberg	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A

3-22

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during most recent fiscal year	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during most recent fiscal year	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director/ Trustee as of June 30, 2009	Dollar range[4] of Independent directors deferred compensation[2] allocated to the fund as of June 30, 2009	Aggregate dollar range[4] of Independent directors deferred compensation[2] allocated to all funds within American Funds overseen by director as of June 30, 2009
TEFCA (Fiscal year end 8/31/2008)
“Independent” Trustees[1]
Lee A. Ault III	0[5]	164,747	None	Over $100,000	N/A	N/A
William H. Baribault	0[5]	0	None	None	N/A	N/A
Richard G. Capen, Jr.	2,949	210,706	None	Over $100,000	N/A	$50,001 - $100,000
James G. Ellis	3,980	109,431	None	Over $100,000	N/A	N/A
Martin Fenton	3,775	367,616	Over $100,000	Over $100,000	N/A	Over $100,000
Leonard R. Fuller	2,837	327,277	None	$50,001 - $100,000	N/A	Over $100,000
W. Scott Hedrick	0[5]	122,924	None	None	N/A	N/A
R. Clark Hooper	2,886	322,056	None	Over $100,000	N/A	$50,001 - $100,000
Merit E. Janow	0[5]	202,652	None	Over $100,000	N/A	N/A
Mary Myers Kauppila	0[5]	293,574	None	Over $100,000	N/A	Over $100,000
Laurel B. Mitchell	0[5]	0	$1 - $10,000	$10,001 - $50,000	N/A	N/A
Richard G. Newman	4,028	224,667	$10,001 - $50,000	Over $100,000	N/A	N/A
Frank M. Sanchez	4,360	117,198	$1 - $10,000	$10,001 - $50,000	N/A	N/A
Margaret Spellings	0[5]	0	None	None	N/A	N/A
Steadman Upham	3,043	211,837	None	Over $100,000	N/A	Over $100,000
“Interested” Trustees[6]
Paul G. Haaga, Jr.	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
TEFMD/VA (Fiscal year end 7/31/2008)
“Independent” Trustees[1]
Nariman Farvardin	None[5]	127,300	None	$10,001 - $50,000	N/A	$10,001 - $50,000
Barbara Hackman Franklin	2,573	117,773	None	Over $100,000	N/A	N/A
R. Clark Hooper	5,250	328,338	None	Over $100,000	N/A	$50,001 - $100,000
James C. Miller III	9,257	136,748	$50,001 - $100,000	Over $100,000	N/A	N/A
Donald L. Nickles	None[5]	123,500	$10,001 - $50,000	Over $100,000	N/A	Over $100,000
J. Knox Singleton	6,359	127,923	None	$1 - $10,000	$1 - $10,000	Over $100,000
“Interested” Trustees[6]
James H. Lemon, Jr.	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
Jeffrey L. Steele	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A

3-23

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during most recent fiscal year	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during most recent fiscal year	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director/ Trustee as of June 30, 2009	Dollar range[4] of Independent directors deferred compensation[2] allocated to the fund as of June 30, 2009	Aggregate dollar range[4] of Independent directors deferred compensation[2] allocated to all funds within American Funds overseen by director as of June 30, 2009
WBF (Fiscal year end 9/30/2008)
“Independent” Directors[1]
Lee A. Ault III	0[5]	145,247	Over $100,000	Over $100,000	N/A	N/A
William H. Baribault	0[5]	0	None	None	N/A	N/A
Richard G. Capen, Jr.	6,652	215,444	None	Over $100,000	N/A	$50,001 - $100,000
James G. Ellis	5,483	107,332	$10,001 - $50,000	Over $100,000	N/A	N/A
Martin Fenton	6,266	368,078	$10,001 - $50,000	Over $100,000	N/A	Over $100,000
Leonard R. Fuller	6,347	327,886	None	$50,001 - $100,000	$1 - $10,000	Over $100,000
W. Scott Hedrick	0[5]	136,924	None	None	N/A	N/A
R. Clark Hooper	6,438	330,940	$10,001 - $50,000	Over $100,000	N/A	$50,001 - $100,000
Merit E. Janow	0[5]	213,652	None	Over $100,000	N/A	N/A
Mary Myers Kauppila	0[5]	290,199	None	Over $100,000	N/A	Over $100,000
Laurel B. Mitchell	0[5]	0	$1 - $10,000	$10,001 - $50,000	N/A	N/A
Richard G. Newman	5,492	226,037	Over $100,000	Over $100,000	N/A	N/A
Frank M. Sanchez	6,108	120,535	$1 - $10,000	$10,001 - $50,000	N/A	N/A
Margaret Spellings	0[5]	0	None	None	N/A	N/A
Steadman Upham	6,869	198,581	None	Over $100,000	N/A	Over $100,000
“Interested” Directors[6]
Mark H. Dalzell	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
Paul G. Haaga, Jr.	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A

3-24

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during most recent fiscal year	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during most recent fiscal year	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director/ Trustee as of June 30, 2009	Dollar range[4] of Independent directors deferred compensation[2] allocated to the fund as of June 30, 2009	Aggregate dollar range[4] of Independent directors deferred compensation[2] allocated to all funds within American Funds overseen by director as of June 30, 2009
WGI (Fiscal year end 11/30/2008)
“Independent” Directors[1]
Joseph C. Berenato	41,541	304,000	$10,001 - $50,000	Over $100,000	$1 - $10,000	Over $100,000
H. Frederick Christie	41,619	454,150	Over $100,000	Over $100,000	N/A	Over $100,000
Robert J. Denison	48,000	212,250	$10,001 - $50,000	$50,001 - $100,000	N/A	Over $100,000
Mary Anne Dolan	0[5]	275,458	Over $100,000	Over $100,000	N/A	N/A
R. Clark Hooper	0[5]	313,873	$10,001 - $50,000	Over $100,000	N/A	$50,001 - $100,000
Koichi Itoh	48,000	198,500	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Merit E. Janow	53,125	199,750	$50,001 - $100,000	Over $100,000	N/A	N/A
Leonade D. Jones	0[5]	361,000	None	Over $100,000	N/A	Over $100,000
Mary Myers Kauppila	52,958	297,125	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Gail L. Neale	62,625	251,250	$50,001 - $100,000	Over $100,000	N/A	N/A
Robert J. O’Neill	60,250	127,000	None	None	N/A	N/A
Donald E. Petersen	59,500	117,500	Over $100,000	Over $100,000	N/A	N/A
Stefanie Powers	59,500	117,500	None	Over $100,000	N/A	N/A
Christopher E. Stone	0[5]	123,500	None	$10,001 - $50,000	N/A	N/A
Steadman Upham	47,715	204,360	$50,001 - $100,000	Over $100,000	Over $100,000	Over $100,000
Charles Wolf, Jr.	62,250	121,000	Over $100,000	Over $100,000	N/A	N/A
“Interested” Directors[6]
Mark E. Denning[10]	None[7]	None[7]	None	None	N/A	N/A
Gina H. Despres	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A

3-25

Name	Aggregate compensation (including voluntarily deferred compensation2) from the fund during most recent fiscal year	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during most recent fiscal year	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Director/ Trustee as of June 30, 2009	Dollar range[4] of Independent directors deferred compensation[2] allocated to the fund as of June 30, 2009	Aggregate dollar range[4] of Independent directors deferred compensation[2] allocated to all funds within American Funds overseen by director as of June 30, 2009
WMIF (Fiscal year end 4/30/2009)
“Independent” Directors[1]
Nariman Farvardin	127,300	127,300	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000
Barbara Hackman Franklin	137,502	143,998	Over $100,000	Over $100,000	N/A	N/A
Mary Davis Holt	0[5]	0	None	None	N/A	N/A
R. Clark Hooper	146,057	383,423	$10,001 - $50,000	Over $100,000	$50,001 - $100,000	$50,001 - $100,000
James C. Miller III	148,364	159,248	Over $100,000	Over $100,000	N/A	N/A
Donald L. Nickles	123,500	123,500	Over $100,000	Over $100,000	Over $100,000	Over $100,000
William J. Shaw	34,032	34,032	Over $100,000	Over $100,000	N/A	N/A
J. Knox Singleton	146,852	157,323	$1 - $10,000	$1 - $10,000	$50,001 - $100,000	Over $100,000
Lydia W. Thomas	0[5]	0	None	None	N/A	N/A
“Interested” Directors[6]
James H. Lemon, Jr.	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
Harry J. Lister	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A
Jeffrey L. Steele	None[7]	None[7]	Over $100,000	Over $100,000	N/A	N/A

[1]	An “Independent” director/trustee refers to a director/trustee who is not an “interested person” within the meaning of the 1940 Act.
[2]
Amounts may be deferred by eligible directors/trustees under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in the American Funds as designated by the directors. Compensation shown in this table for the most recent fiscal year does not include earnings on amounts deferred in previous fiscal years.

[3]
Funds managed by Capital Research and Management Company, including the American Funds; American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[4]
Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for “interested” directors/trustees include shares owned through the Capital Group Companies, Inc. retirement plan and 401(k) plan.

[5]
Nominee of the fund who was not an independent director/trustee of the Fund at the close of the most recent fiscal year end period; therefore, the nominee did not receive any compensation from the fund during its most recent fiscal year.

[6]
An “interested” director/trustee refers to a director/trustee who is an “interested person” of the fund within the meaning of the 1940 Act on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter), or with the fund’s business manager, Washington Management Corporation, in the cases of TEFMD/VA and WMIF.

[7]	No compensation is paid by the fund to any director/trustee who is affiliated with the investment adviser.
[8]
Includes June 30, 2009 compensation and values of fund shares owned from The Cash Management Trust of America and/or The U.S. Treasury Money Fund of America, which merged into the American Funds Money Market Fund effective July 10, 2009.

[9]	The Tax-Exempt Money Fund of America converted from a money market fund into the American Funds Short-Term Tax-Exempt Bond Fund effective August 7, 2009.
[10]	Nominee of the fund who is not currently an interested director/trustee.

3-26

APPENDIX 4

Other Executive Officers

Following are the other executive officers of each fund as of the date of this proxy statement. Each officer listed was elected and each will hold office until his or her resignation or until a successor is duly elected and qualified.

Name and Age	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current officer position with fund (first year elected an officer)
		Vice Chair	President	Executive Vice President	Senior Vice President	Treasurer	Secretary
Hilda L. Applbaum 48	Senior Vice President – Capital World Investors, Capital Research and Management Company	IFA (1998)			AMBAL (1999)
Timothy D. Armour 49	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; President and Director – Capital Research and Management Company; Director, The Capital Group Companies, Inc.[1]	NEF (1991)	AMCAP (1996)
David C. Barclay 52	Senior Vice President – Fixed Income, Capital Research and Management Company; Director – The Capital Group Companies, Inc.[1]		AHIT (1995) IFA (1998)		BFA (1997)
Stephen E. Bepler 66	Senior Vice President – Capital Research Global Investors, Capital Research Company[1]		WGI (1993)	EUPAC (1984)
Alan N. Berro 48	Senior Vice President – Capital World Investors, Capital Research and Management Company				AFTD (2007)
Jennifer M. Buchheim 35	Vice President – Fund Business Management Group, Capital Research and Management Company					AMBAL (2005) IFA (2005) IGI (2008)
Brian D. Bullard 39	Senior Vice President – Fund Business Management Group, Capital Research and Management Company; former Chief Accountant – Division of Investment Management, United States Securities and Exchange Commission					AFTD (2008)

4-1

Name and Age	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current officer position with fund (first year elected an officer)
		Vice Chair	President	Executive Vice President	Senior Vice President	Treasurer	Secretary
Jennifer L. Butler 43	Vice President and Assistant Secretary – Washington Management Corporation; former Specialist – Fund Administration, Pacific Investment Management Company						WMIF (2005)
Teresa S. Cook 56	Senior Vice President – Fixed Income, Capital Research and Management Company				MMF (2009)
Vincent P. Corti 53	Vice President – Fund Business Management Group, Capital Research and Management Company						AMCAP (1998) AMF (1994) CIB (1987) EUPAC (1984) ICA (1994) NPF (1984) NWF (1999) WGI (1993)
Gordon Crawford 62	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director – The Capital Group Companies, Inc.[1]	SCWF (1992)			GFA (1992) NEF (1999)
Mark H. Dalzell 54	Senior Vice President – Fixed Income, Capital Research and Management Company; Vice President – Capital International Limited[1]		WBF (1998)
Mark E. Denning 51	Senior Vice President – Capital Research Global Investors, Capital Research Company[1]; Director – Capital Research and Management Company; Director – Capital International Limited[1]			EUPAC (1994) WGI (1993)	NEF (2006) NWF (1999)
Gina H. Despres 67	Senior Vice President – Capital Research and Management Company; Senior Vice President – Capital Strategy Research, Inc.[1]	EUPAC (1999) NPF (1991) NWF (1999) WGI (1999)

4-2

Name and Age	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current officer position with fund (first year elected an officer)
		Vice Chair	President	Executive Vice President	Senior Vice President	Treasurer	Secretary
Michael J. Downer 54	Senior Vice President, Secretary and Coordinator of Legal and Compliance – Capital Research and Management Company; Director – American Funds Distributors, Inc.[1]; Chairman of the Board – Capital Bank and Trust Company [1]		AFTD (2006)
James K. Dunton 71	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director – Capital Research and Management Company	AMF (1984)
Brenda S. Ellerin 45	Senior Vice President – Fixed Income, Capital Research and Management Company		LTEX (1997) STEX (2009)		TEBF (1999)
Brady L. Enright 42	Senior Vice President – Capital World Investors, Capital Research and Management Company				SCWF (2004)
J. Blair Frank 43	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company				SCWF (1999)
Abner D. Goldstine 79	Senior Vice President – Fixed Income, Capital Research and Management Company; Director – Capital Research and Management Company	AHIM (1994) AHIT (1987) GVT (1985) IBFA (1987) LTEX (1993) STBF (2006) TEBF (1979) WBF (1987)	BFA (1974) TEFCA (1986)		IFA (1993)
Joyce E. Gordon 52	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director– Capital Research and Management Company		AMF (2005) CIB (1996)		AFTD (2007) ICA (1998)
Nicholas J. Grace 43	Senior Vice President – Capital World Investors, Capital Research Company[1]				AFTD (2007)

4-3

Name and Age	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current officer position with fund (first year elected an officer)
		Vice Chair	President	Executive Vice President	Senior Vice President	Treasurer	Secretary
Karl C. Grauman 41	Vice President – Fund Business Management Group, Capital Research and Management Company					AMCAP (2006) AMF (2006)
M. Susan Gupton 36	Vice President – Fund Business Management Group, Capital Research and Management Company					AHIM (2008) LTEX (2008) STEX (2009) TEBF (2008) TEFCA (2008) WBF (2008)
Paul G. Haaga, Jr. 60	Vice Chairman of the Board – Capital Research and Management Company; Senior Vice President – Fixed Income, Capital Research and Management Company	AHIM (1994) AHIT (1987) BFA (1985) GVT (1985) IBFA (1987) LTEX (1993) MMF (2009) STBF (2006) STEX (2009) TEBF (1986) TEFCA (1986) WBF (1987)		FI (1994) GFA (1994) ICA (2007)
Catherine L. Heron 62	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[1]; Director – Capital Guardian Trust Company[1]			AFTD (2007)
Jennifer L. Hinman 50	Senior Vice President – Fixed Income, Capital Research Company[1]; Director – Capital International Research, Inc.[1]; Director – Capital Research Company[1]				AHIT (2001)
David A. Hoag 43	Senior Vice President – Fixed Income, Capital Research and Management Company		STBF (2006)

4-4

Name and Age	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current officer position with fund (first year elected an officer)
		Vice Chair	President	Executive Vice President	Senior Vice President	Treasurer	Secretary
Claudia P. Huntington 57	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director – The Capital Group Companies, Inc.[1]	AMCAP (1992)	NEF (1996)
Gregg E. Ireland 59	Senior Vice President – Capital World Investors, Capital Research and Management Company				GFA (2008) NPF (1991)
Gregory D. Johnson 46	Senior Vice President – Capital World Investors, Capital Research and Management Company		AMBAL (2003)
Carl M. Kawaja 45	Senior Vice President – Capital World Investors, Capital Research and Management Company; Director – Capital Research and Management Company; Director – Capital International, Inc.[1]; Director – Capital International Asset Management (Canada), Inc.[1]		EUPAC (2003) IGI (2008)
Michael T. Kerr 49	Senior Vice President – Capital World Investors, Capital Research and Management Company; Director – Capital Research and Management Company				FI (1995) GFA (1998)
Jonathan Knowles 48	Senior Vice President – Capital World Investors, Capital Research Company[1]				SCWF (2000)
Steven I. Koszalka 45	Vice President – Fund Business Management Group, Capital Research and Management Company						AFTD (2006)
Neil L. Langberg 56	Senior Vice President – Fixed Income, Capital Research and Management Company		TEBF (1985)		AHIM (1994) LTEX (1993) STEX (2009) TEFCA (1986)

4-5

Name and Age	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current officer position with fund (first year elected an officer)
		Vice Chair	President	Executive Vice President	Senior Vice President	Treasurer	Secretary
James H. Lemon, Jr. 73	Chairman of the Board and CEO – The Johnston-Lemon Group, Incorporated (financial services holding company)	TEFMD/VA (1986) WMIF (1971)
James B. Lovelace 53	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director – The Capital Group Companies, Inc.[1]	AFTD (2007) CIB (1992)	ICA (1994)		AMF (2006)
Robert W. Lovelace 46	Senior Vice President – Capital World Investors, Capital Research and Management Company; Executive Vice President and Director – Capital Research and Management Company		NPF (2001) NWF (1999)		EUPAC (1996)
Mark R. Macdonald 50	Senior Vice President – Fixed Income, Capital Research and Management Company; Director – Capital Research and Management Company			CIB (2001)	BFA (2001) STBF (2006)
Louise M. Moriarty 49	Vice President – Fixed Income, Capital Research Company[1]				MMF (2009)
James R. Mulally 57	Senior Vice President – Fixed Income, Capital Research and Management Company; Senior Vice President – Capital International Limited[1]				AMBAL (2009)
Bryan K. Nielsen 36	Vice President – Capital Guardian Trust Company[1]; Vice President – Capital International, Inc.[1]					EUPAC (2008) NPF (2008) NWF (2008)
Kristine M. Nishiyama 39	Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Vice President and Counsel – Capital Bank and Trust Company[1]		MMF (2009)

4-6

Name and Age	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current officer position with fund (first year elected an officer)
		Vice Chair	President	Executive Vice President	Senior Vice President	Treasurer	Secretary
Chad L. Norton 49	Vice President – Fund Business Management Group, Capital Research and Management Company						NEF (1991) SCWF (1990)
Robert G. O’Donnell 65	Senior Vice President – Capital World Investors, Capital Research and Management Company; Director – Capital Research and Management Company	AMBAL (1990)
Donald D. O’Neal 49	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director – The Capital Group Companies, Inc.[1]		GFA (1995)		ICA (1994)
Dina N. Perry 63	Senior Vice President – Capital World Investors, Capital Research and Management Company; Director – Capital Research and Management Company		FI (1994)		IFA (1994)
Stephanie L. Pfromer 41	Vice President and General Counsel – Washington Management Corporation; former Vice President and Senior Counsel – The BISYS Group, Inc. (now Citigroup, Inc.)						TEFMD/VA (2007)
Patrick F. Quan 51	Vice President – Fund Business Management Group, Capital Research and Management Company						AMBAL (1986) FI (1989) GFA (1986) IFA (1986) IGI (2008)
Jeffrey P. Regal 37	Vice President – Fund Business Management Group, Capital Research and Management Company					CIB (2001) FI (2006) GFA (2006) WGI (2003)
Martin A. Romo 41	Senior Vice President – Capital World Investors, Capital Research Company[1]; Director and Co-President – Capital Research Company[1]; Director – The Capital Group Companies, Inc.[1]				FI (1999)

4-7

Name and Age	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current officer position with fund (first year elected an officer)
		Vice Chair	President	Executive Vice President	Senior Vice President	Treasurer	Secretary
James F. Rothenberg 63	Chairman of the Board – Capital Research and Management Company; Director and Non-Executive Chairman – American Funds Distributors, Inc.[1]; Director and Non-Executive Chairman – The Capital Group Companies, Inc.[1]	FI (1998) GFA (1997)
Paul F. Roye 55	Senior Vice President – Fund Business Management Group, Capital Research and Management Company; Director – American Funds Service Company[1]; former Director of Investment Management – United States Securities and Exchange Commission			IGI (2008) NEF (2007) SCWF (2007)	AMBAL (2007) AMCAP (2007) AMF (2007) IFA (2007)
John H. Smet 52	Senior Vice President – Fixed Income, Capital Research and Management Company; Director – American Funds Distributors, Inc.[1]		GVT (1993) IBFA (1993)	BFA (1994)	AFTD (2007) AMBAL (2000)
Carmelo Spinella 46	Principal Financial Officer – Capital Research and Management Company; Director – American Funds Service Company[1] ; Director – Capital Bank and Trust Company[1]					ICA (2006)
Jeffrey L. Steele 64	President and Director – Washington Management Corporation		TEFMD/VA (2002) WMIF (2000)
Michael W. Stockton 42	Director, Senior Vice President, Secretary and Treasurer – Washington Management Corporation					TEFMD/VA (1996) WMIF (1995)
Andrew B. Suzman 42	Senior Vice President – Capital World Investors, Capital Research Company[1]				IFA (2004) IGI (2008)

4-8

Name and Age	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current officer position with fund (first year elected an officer)
		Vice Chair	President	Executive Vice President	Senior Vice President	Treasurer	Secretary
Michael J. Thawley 59	Senior Vice President – Capital Research and Management Company; Senior Vice President – Capital Strategy Research, Inc.[1]; former Australian Ambassador to the United States				CIB (2007) EUPAC (2008) NPF (2008) NWF (2008) WGI (2007)
Susan M. Tolson 47	Senior Vice President – Fixed Income, Capital Research and Management Company				AHIT (1997)
Kimberly S. Verdick 44	Vice President – Fund Business Management Group, Capital Research and Management Company						AHIM (1994) AHIT (1994) BFA (1994) GVT (1994) IBFA (1994) LTEX (1994) MMF (2009) STBF (2006) STEX (2009) TEBF (1994) TEFCA (1994) WBF (1994)
Ari M. Vinocor 34	Vice President – Fund Business Management Group, Capital Research and Management Company					AHIT (2007) BFA (2007) GVT (2007) IBFA (2007) MMF (2009) STBF (2006)
Bradley J. Vogt 44	Senior Vice President – Capital Research Global Investors, Capital Research Company[1]; Director – American Funds Distributors, Inc.[1]; Director – The Capital Group Companies, Inc.[1]; Director – Capital Group Research, Inc.[1]; Director – Capital International Research, Inc.[1]; Chairman of the Board – Capital Research Company[1]				GFA (1999)

4-9

Name and Age	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current officer position with fund (first year elected an officer)
		Vice Chair	President	Executive Vice President	Senior Vice President	Treasurer	Secretary
Catherine M. Ward 62	Senior Vice President and Director – Capital Research and Management Company; Director – American Funds Service Company[1]; Chairman of the Board President and Director – Capital Group Research, Inc.[1]				NPF (1991)
Steven T. Watson 54	Senior Vice President – Capital World Investors, Capital Research Company[1]; Director – Capital Research Company[1] Director – The Capital Group Companies, Inc.[1]	IGI (2008)
Neal F. Wellons 38	Vice President – Fund Business Management Group, Capital Research and Management Company					NEF (2008) SCWF (2008)
Gregory W. Wendt 47	Senior Vice President – Capital Research Global Investors, Capital Research Company[1]; Director – Capital Research and Management Company; Director – American Funds Distributors, Inc.[1]; Director – Capital Management Services, Inc. [1]		SCWF (1992)
Karl J. Zeile 42	Senior Vice President – Fixed Income, Capital Research and Management Company		AHIM (2008)

[1]	Company affiliated with Capital Research and Management Company.
No officer, director or employee of the investment adviser receives any remuneration from the fund. All of the executive officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser except the following: Teresa S. Cook, J. Blair Frank, Catherine L. Heron, Jennifer L. Hinman, Louise M. Moriarty, James R. Mulally, Martin A. Romo, Carmelo Spinella, Bradley J. Vogt and Gregory W. Wendt.

4-10

APPENDIX 5

Advisory Boards

The Investment Company of America—Advisory Board

The directors of ICA have established an advisory board whose members are, in the judgment of the directors, highly knowledgeable about world political and economic matters. In addition to holding meetings with the board of directors, members of the advisory board, while not participating in specific investment decisions, consult from time to time with the investment adviser, primarily with respect to world trade and business conditions. Members of the advisory board, however, possess no authority or responsibility with respect to the fund’s investments or management. The following sets out additional information about the advisory board members. Advisory board members’ terms are generally two years in length and may be renewed without limit in time.

Name and age	Year first elected	Principal occupation(s) during past five years	Number of boards[1] which Advisory Board member serves	Other directorships[2] held
Thomas M. Crosby, Jr. 70	1995	Former Partner, Faegre & Benson (law firm)	0	None
Daniel R. Fung 56	2008	Chairman of the Board, Des Voeux Chambers (law firm)	0	None
Ellen H. Goldberg, Ph.D. 64	1998	Consultant; Professor Emeritus, University of New Mexico; former President, Santa Fe Institute	0	None
William H. Kling 67	1985	President and CEO, American Public Media Group	9	Irwin Financial Corporation
John C. Mazziotta, M.D. 60	2007	Chair, Department of Neurology, University of California at Los Angeles; Associate Director, Semel Institute, UCLA; Director, Brain Mapping Center, UCLA	0	None
Robert J. O’Neill, Ph.D. 72	1988	Chairman, Academic Advisory Committee, United States Studies Centre, University of Sydney; Chairman of Directors, Forty Seven Friends Pty Ltd (a not-for-profit supporting a local art and craft centre in Australia); former Planning Director and Acting Chief Executive Officer of the United States Studies Centre, University of Sydney; former Deputy Chairman of the Council and Chairman of the International Advisory Panel, Graduate School of Government, University of Sydney, Australia; Member of the Board of Directors, The Lowy Institute for International Policy Studies, Sydney, Australia; former Chairman of the Council, Australian Strategic Policy Institute; former Chichele Professor of the History of War and Fellow, All Souls College, University of Oxford; former Chairman of the Council, International Institute for Strategic Studies	3	None
Norman R. Weldon, Ph.D. 75	1977	Managing Director, Partisan Management Group, Inc. (venture capital investor in medical device companies); former Chairman of the Board, AtriCure, Inc.; former Chairman of the Board, Novoste Corporation	0	None

5-1

[1]
Funds managed by Capital Research and Management Company, including the American Funds®; American Funds Insurance Series®, which is comprised of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,SM Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two funds and is available to certain nonprofit organizations.

[2]
This includes all directorships (other than those of the American Funds or other funds managed by Capital Research and Management Company) that are held by each advisory board member as a director of a public company or registered investment company.

Washington Mutual Investors Fund—Advisory Board

The directors of WMIF have established an advisory board whose members are, in the judgment of the directors, highly knowledgeable about business, political or economic matters. In addition to holding meetings with the board of directors, members of the advisory board, while not participating in specific investment decisions, consult from time to time with the investment adviser, primarily with respect to industry diversification and number of issues to be held. Members of the advisory board, however, possess no authority or responsibility with respect to the fund’s investments or management. The following sets out additional information about the advisory board members.

Name and age	Year first elected[1]	Principal occupation(s) during past five years	Number of boards[2] which Advisory Board member serves	Other directorships[3] held
Mary K. Bush 61	1995	President, Bush International, LLC (international financial advisory services)	0	Briggs & Stratton; Discover Financial Services; ManTech International Corporation; Pioneer Funds; UAL Corporation
Louise M. Cromwell 64	2001	Retired Partner, Shaw Pittman (law firm)	0	None
Jeffrey A. Eisenach 51	2008	Chairman and Managing Partner, Empiris LLC; Chairman, Criterion Economics, LLC (economic litigation, regulation and legislation consulting); former Chairman and President, The CapAnalysis Group, LLC (economic, financial and regulatory consulting)	0	None
Linda D. Rabitt 60	2001	Chairman and Chief Executive Officer, Rand Construction Corporation	0	Brookfield Properties Corporation; Watson Wyatt & Company Holdings
Robert G. Templin, Jr. 61	2008	President, Northern Virginia Community College	0	None
R. Clark Wadlow 62	2005	Senior Counsel, Sidley Austin LLP (law firm)	0	None

[1]	Advisory board members for WMIF serve until their resignation, removal or retirement.
[2]
Funds managed by Capital Research and Management Company, including the American Funds®; American Funds Insurance Series®, which is comprised of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,SM Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two funds and is available to certain nonprofit organizations.

[3]
This includes all directorships (other than those of the American Funds or other funds managed by Capital Research and Management Company) that are held by each advisory board member as a director of a public company or registered investment company.

5-2

APPENDIX 6

SUMMARY COMPARISON OF

GOVERNING DOCUMENTS AND STATE LAW

The American Funds (the “Funds”) are organized as either Massachusetts business trusts (the “MA Trusts”), Maryland corporations (the “MD Corporations”), a Delaware corporation (ICA only) or Delaware statutory trusts. The state of organization of each Fund is set forth on pages 3 and 4 of this Joint Proxy Statement. The following is a discussion of certain principal differences between the governing documents of the MA Trusts, the MD Corporations and ICA and the Delaware statutory trust (the “DE Trust”) into which it is proposed that they will be reorganized, and the state laws governing the Funds and the DE Trust. The following is not a complete description of the governing documents or state laws. Further information about the Funds’ current organizational structure is contained in each Fund’s prospectus and governing documents and in relevant state law.

Organization and Capital Structure

The MA Trusts are Massachusetts business trusts (each, an “MBT”). An MBT is an unincorporated business association organized under a Massachusetts statute governing business trusts (the “Massachusetts Statute”). The MA Trusts’ operations are governed by their Declarations of Trust (the “MA Declarations”) and their By-Laws (the “MA By-Laws”), as they may have been amended from time to time. The business and affairs of each MA Trust are managed under the supervision of its Board of Trustees. The shares of beneficial interest of the MA Trusts have no par value and the MA Declarations authorize the issuance of an unlimited number of shares, which may be divided into separate and distinct series or classes. These series and classes have the rights, powers and duties set forth in the MA Declarations or as specified in resolutions of the MA Trust’s Board of Trustees.

The MD Corporations are incorporated under the Maryland General Corporation Law (the “Maryland Statute”). The MD Corporations’ operations are governed by their Articles of Incorporation (the “MD Articles”) and their By-Laws (the “MD By-Laws”), as they may have been amended from time to time. The business and affairs of each MD Corporation are managed under the supervision of its respective Board of Directors. The shares of common stock issued by each MD Corporation have a par value of $0.001 per share. Each of the MD Articles authorizes a fixed number of shares, which the MD Corporation’s Board of Directors may increase or decrease by amending or supplementing the MD Articles. Each MD Corporation’s shares may be divided into separate and distinct series and/or classes.

The Investment Company of America (ICA) is a Delaware Corporation (a “DE Corporation”). A DE Corporation is incorporated under Delaware General Corporation Law (“DGCL”). ICA’s operations are governed by its Certificate of Incorporation (the “DE Corporation’s Certificate”) and its By-Laws (the “DE Corporation’s By-Laws”), both as they may have been amended from time to time. The business and affairs of a DE Corporation are managed under the supervision of its Board of Directors. The DE Corporation’s Certificate authorizes a fixed number of shares, which may be increased or decreased by an amendment to the DE Corporation’s Certificate, approved by a majority of the Board of Directors and a majority of votes cast by shareholders. ICA’s shares may be divided into separate and distinct series and/or classes. The shares of common stock of ICA have a par value of $0.001 per share.

The DE Trust is a Delaware statutory trust (a “DST”). A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”). Like an MBT, the DE Trust’s operations are governed by its Agreement and Declaration of Trust (the “DE Trust’s Declaration”) and its By-Laws (the “DE Trust’s By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees. The Trust’s shares of beneficial interest are issued without par value and the DE Trust’s Declaration authorizes the issuance of an unlimited number of shares, which may be divided into separate and distinct series or classes. These series and classes will have the rights, powers and duties set forth in the DE Trust’s Declaration or as specified in resolutions of the DE Trust’s Board of Trustees. The DE Trust’s series and classes will be identical to those of the corresponding Fund.

Governing Law

The Massachusetts Statute is essentially a filing statute and is silent on the significant features of MBTs. Thus, the law that governs disputes arising out of an MBT’s governing documents is largely a body of common law that has emerged over many years and is uncertain in many areas.

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The Maryland Statute and the DGCL are corporate statutes with stringent requirements imposed upon corporations organized in that state. Under the Maryland Statute and the DGCL, certain fund transactions, such as mergers, certain reorganizations and liquidations, are subject to mandatory shareholder votes. The Maryland Statute and the DGCL also have certain record date, notice, quorum and adjournment provisions. Additionally, the DGCL requires that a Delaware corporation hold an annual meeting of shareholders.

The Delaware Act allows for a trust to be governed by its governing documents, but also provides specified default provisions. Moreover, to the extent provisions in the DE Trust’s Declaration of Trust and By-Laws are addressed by rules and principles established under Delaware corporation law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the DE Trust’s Declaration of Trust and By-Laws. Applying this body of law to the operation of the DE Trust should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware’s Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized and better versed in the nuances of the law that will be applied to the DE Trust. These legal advantages make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

Meetings of Shareholders and Voting Rights

Neither the MA Declarations nor the MA By-Laws require the MA Trusts to hold an annual shareholders’ meeting. Rather, the MA Trusts’ Boards of Trustees decide whether and when shareholder meetings will be held. The MA By-Laws provide that shareholders entitled to vote at a meeting of shareholders shall be given notice of any shareholders’ meeting not less than ten nor more than ninety days before such meeting and that any shareholders’ meeting may be adjourned to a later date without further notice. The MA By-Laws also provide that the Board of Trustees may fix a record date for a shareholders’ meeting that is not more than ninety days and not less than ten days prior to such meeting.

The MA By-Laws provide that a majority of the outstanding shares entitled to vote shall constitute a quorum at a shareholders’ meeting. The MA Declarations provide that shareholders are entitled to one vote for each whole share that they own, and a proportionate fractional vote for each fractional share that they hold. All shares of the MA Trusts entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the Investment Company Act of 1940, as amended (the “1940 Act”), only the shareholders of the affected series or classes shall be entitled to vote on the matter. When a quorum is present at a meeting, a majority of the shares voted shall decide any questions and a plurality of votes shall elect a trustee, except when a larger vote is required by any provision of the MA Trusts’ governing documents or by applicable law. The MA Declarations provide that shareholders shall have the power to vote on: (1) the election of trustees; (2) the termination of the MA Trust or any of its series; (3) amendments to the MA Declarations; (4) the merger, consolidation or sale of assets of the MA Trust; (5) the re-domestication of the MA Trust; and (6) such additional matters relating to the MA Trust as may be required by law or as the Trustees may consider necessary or desirable. There is no cumulative voting in the election of trustees under the MA Declarations.

Neither the MD Articles nor the MD By-Laws require a MD Corporation to hold an annual shareholders’ meeting. Each of the MD By-Laws provide that a shareholders’ meeting must be held when certain actions are required to be taken by shareholders under the 1940 Act, or at other times as may be determined by a MD Corporation’s Board of Directors.

The By-Laws for AMF, BFA, GFA, IFA, NPF, and TEBF provide that, except when a larger quorum is required by applicable law, the holders of a majority of the stock of the MD Corporation entitled to vote at a shareholders’ meeting shall constitute a quorum. The By-Laws for AFTD, AHIM, AMBAL, AMCAP, CIB, FI, IGI, NWF, SCWF, STBF, WBF, WGI, and WMIF provide that, except when a larger quorum is required by applicable law, the holders of one-third of the stock of the MD Corporation entitled to vote at a shareholders’ meeting shall constitute a quorum. Each shareholder is entitled to one vote for each full share of stock that they hold, and a proportionate fractional vote for each fractional share of stock that they hold. Each of the MD Articles also provides that shareholders of a particular series or class shall have exclusive voting rights with respect to any matter submitted to a vote of shareholders that affects only the holders of that series or class, in accordance with applicable law.

Each of the MD By-Laws provides that, in addition to those matters upon which shareholders are entitled to vote under relevant law, shareholders have the power to vote on any matter submitted to a vote of shareholders by the Board of Directors. Subject to any legal requirements for a different vote, in all matters other than the election of directors, shareholders may approve a proposal by a majority of votes cast. Directors are elected by a plurality of votes cast.

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ICA is required to hold an annual meeting of stockholders each year, at which time they shall elect, by plurality vote, a Board of Directors and transact such other business as may properly be brought before the meeting. The DE Corporation’s By-Laws provide that the holders of a majority of the stock shall constitute a quorum at all meetings of the stockholders. Subject to any legal requirements for a different vote, in all matters other than the election of Directors, shareholders may approve a proposal by a majority of votes cast. Directors are elected by a plurality of votes cast.

The DE Corporation’s By-Laws provide that each stockholder shall have one vote for each share of stock having voting power, and shall have the power to vote on: (1) the election of directors; (2) amendments to the DE Corporation’s Certificate and the DE Corporation’s By-Laws; (3) the merger, consolidation or sale of assets of ICA; (4) such additional matters relating to ICA as may be required by law or as the Trustees may consider necessary or desirable.

Neither the Delaware Act, the DE Trust’s Declaration nor the DE Trust’s By-Laws require annual shareholders’ meetings. The DE Trust’s Declaration authorizes the calling of a shareholders’ meeting by the chairman of the Board or the trustees to take action on any matter deemed necessary or desirable by the Board of Trustees and also provides that a shareholders’ meeting shall be called by any trustee at the request of holders of 10% or more of the outstanding shares. The DE Trust’s Declaration provides that shareholders shall be given notice of a shareholders’ meeting at least ten business days before the meeting and that a shareholders’ meeting may be adjourned to a later date without further notice to shareholders. The DE Trust’s Declaration also provides that the Board of Trustees may fix a record date for a shareholders’ meeting that is not more than one hundred twenty days prior to such meeting.

The DE Trust’s Declaration provides one-third of the outstanding shares of the DE Trust (or a series or class, as applicable), entitled to vote at a meeting, which are present in person or represented by proxy, shall constitute a quorum at the meeting, except when there is a legal requirement for a larger quorum. The DE Trust’s Declaration provides that each full share of the DE Trust is entitled to one vote and each fractional share is entitled to a fractional vote. All shares of the DE Trust entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter. Subject to any legal requirements for a different vote, in all matters other than the election of trustees, shareholders may approve a proposal by a majority of votes cast. Trustees are elected by a plurality of votes cast. Where a separate vote by series or class is required, these voting requirements apply to those separate votes. The DE Trust’s Declaration provides that the DE Trust’s shareholders will have the right to vote on the election of trustees in order to comply with the provisions of the 1940 Act, for the removal of trustees in compliance with the DE Trust’s Declaration, certain amendments to the DE Trust’s Declaration or as the trustees of the DE Trust may consider necessary or desirable. There is no cumulative voting for any matter.

Liability of Shareholders

The Massachusetts Statute does not include an express provision relating to the limitation of liability of the beneficial owners of an MBT. The MA Declarations provide that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of the MA Trust or the acts, obligations or affairs of the MA Trust. The MA Declarations (except EUPAC and NEF) further provide that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of the MA Trust, he or she shall not be held to any personal liability. Each MA Trust’s Declaration requires the MA Trust to indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and to reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

Neither the MD Articles nor the MD By-Laws contain specific provisions with regard to the liability of shareholders of a MD Corporation. The Maryland Statute provides that a shareholder of a Maryland corporation generally is not obligated to the MD Corporation or its creditors with respect to the stock, except to the extent that the consideration for the stock has not been paid.

The DE Corporation’s Certificate provides that the private property of the stockholders of ICA shall not be subject to the payment of corporate debts to any extent whatsoever.

Consistent with the Delaware Act, the DE Trust’s Declaration provides that no DE Trust shareholder, as such, shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of the DE Trust.

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Liability Among Series

The Massachusetts Statute does not contain statutory provisions addressing series or class liability with respect to multi-series or multi-class investment companies. The MA Declarations provide that the assets and liabilities of a particular series shall be separate from any other series. The MA Declarations (except EUPAC and NEF) require all persons extending credit to, contracting with, or having any claim against a particular series of a MA Trust shall look only to the assets of that particular series for payment of the credit, contract or claim.

Each of the MD Articles generally provides that the allocation of assets and liabilities among the series or classes of stock, as applicable, of the MD Corporation will be determined by the Board of Directors in accordance with the provisions of the MD Articles and applicable law. The Maryland Statute provides that, in the case of a Maryland corporation registered as an investment company under the 1940 Act that has established multiple series or classes of stock, liabilities of a particular series or class are only enforceable against the assets of that series or class, and not against the assets of the MD Corporation generally or any other series or class of stock.

The DE Corporation’s Certificate states that liabilities and expenses that should be properly allocated to the shares of a particular class and series of capital stock may be charged to and borne solely by that class and series.

The DE Trust’s Declaration also provides that each series of the DE Trust shall be separate and distinct from any other series of the DE Trust and shall hold and account for the assets and liabilities belonging to any series separately from the assets and liabilities of the DE Trust or any other series. It further provides that each class of a series of the DE Trust shall be separate and distinct from any other class of that series.

Dividends and Distributions

The MA Declarations provide that each shareholder of a series is entitled to receive the series’ distributions of income and capital gains in the manner, at the time and on the terms set by that Fund’s Board of Trustees.

Each of the MD Articles provides that dividends and distributions may be paid to shareholders of each series or class, as applicable, of a MD Corporation in such amounts as may be declared from time to time by the Board of Directors.

The DE Corporation’s Certificate provides for the payment of dividends on shares of ICA’s capital stock with such frequency, in such form and in such amount as the Board of Directors may determine by resolution adopted from time to time.

The DE Trust’s Declaration provides that the shareholders of any series or class of the DE Trust shall be entitled to receive dividends and distributions when, if and as declared by its Board of Trustees, and that the right of the DE Trust’s shareholders to receive dividends or other distributions on shares of any class may be set forth in a plan adopted by the DE Trust’s Board of Trustees pursuant to the 1940 Act. For all Funds and DE Trusts, dividends and distributions may be paid in cash or in kind, and the respective Boards may retain such amounts as they may deem necessary or desirable for the conduct of the Funds’ or the DE Trust’s affairs.

Election of Trustees; Terms; Removal

The MA Declarations provide that, except in the event of death, resignation, removal, adjudicated incompetence or other incapacity, each MA Trust trustee shall hold office until his or her successor is elected and qualified.

Each of the MD Articles and/or By-Laws provides that each director of a MD Corporation shall serve until the director’s successor is duly elected and qualified, except in the event of the director’s death, resignation, removal or the earlier termination of the director’s term of office. Each of the MD Articles and/or By-Laws provides that directors may be removed with or without cause by a vote of the shareholders.

The DE Corporation’s By-Laws provide that each Director shall hold office until his successor is elected or qualified, except in the event of a vacancy occurring by reason of death, resignation, retirement, disqualification or removal from office. The DE Corporation’s Certificate provides that any Director may be suspended or removed at any time by the affirmative vote or written order or direction of the holders of a majority of the outstanding stock having general voting power.

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Under the DE Trust’s Declaration, each trustee of the DE Trust shall hold office during the existence of the DE Trust and until its termination unless the trustee dies, resigns, is removed, retires or is otherwise incapacitated. Under the DE Trust’s Declaration, any trustee may be removed, with or without cause, by the vote of two-thirds of the shares of the DE Trust at any meeting called for that purpose or with cause by action of two-thirds of the remaining trustees of the DE Trust.

There is no cumulative voting for the election of trustees of any of the Funds or the DE Trusts. The governing instruments for each of the Funds and the DE Trusts provide a mechanism for the respective Boards to fill vacancies.

Liability of Trustees and Officers; Indemnification

The Massachusetts Statute does not include an express provision limiting the liability of the trustees of an MBT. The MA Declarations provide that no trustee, officer, employee or agent of the Fund shall be subject to any personal liability for any action or failure to act, except that the trustees are not protected from any liability to which they may be subject as a result of their bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (“Disabling Conduct”). It provides that claimants may only look to the property of the MA Trust for satisfaction of claims arising in connection with the affairs of the MA Trust. It further provides that if any trustee, officer, employee or agent of the MA Trust is made a party to any suit or proceeding to enforce any such claim, he or she shall not be held to any personal liability.

The MA By-Laws provide that every person who is, or has been, a trustee or officer of the Fund shall be indemnified by the MA Trust to the fullest extent permitted by law. This indemnification covers all liability and expenses reasonably incurred or paid in connection with any proceeding in which he or she becomes involved because of being or having been a trustee or officer. The MA By-Laws further provide, however, that no indemnification shall be provided to a trustee or officer for any liability to the MA Trust or the shareholders arising from Disabling Conduct and no indemnification shall be made unless a determination has been made by reasonable and fair means that the person has not engaged in Disabling Conduct.

The Maryland Statute provides that a director of a Maryland corporation who performs his or her duties in accordance with certain standards of conduct is generally immune from liability. The standards of conduct set forth in the Maryland Statute provide that a director shall perform his or her duties: (1) in good faith; (2) in a manner he or she reasonably believes to be in the best interests the corporation; and (3) with the care that an ordinarily prudent person in a like position would use under similar circumstances.

The MD Articles of AFTD, AHIM, AMBAL, AMCAP, FI, IGI, NWF, SCWF, STBF, WGI, and WMIF further provide that to the fullest extent permitted by the State of Maryland statutory and decisional laws, as amended or interpreted, and the Investment Company Act of 1940, as amended or interpreted, no director or officer shall be personally liable to the MD Corporation or its stockholders for money damages; provided, however, that nothing in the MD Articles shall be construed to protect any director or officer of the MD Corporation against any liability to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The MD Articles of BFA, NPF, and TEBF specifically provide that nothing in the MD Articles or in the MD By-Laws shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Each of the MD Articles and/or By-Laws provides that a MD Corporation shall indemnify its directors, officers and representatives to the extent permitted by law. The Maryland Statute authorizes indemnification of directors and officers of a Maryland corporation with regard to any threatened, pending or completed legal action, suit or proceeding. Under the Maryland Statute, indemnification is mandatory if a director or officer has been successful on the merits or otherwise in the defense of any proceeding covered by the Maryland Statute. Mandatory indemnification covers all reasonable expenses incurred. Under the Maryland Statute, indemnification is permissive unless it is established that: (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of a criminal proceeding, the director or officer had reasonable cause to believe his or her conduct was unlawful. However, if the proceeding was a derivative action, no indemnification will be made if the individual is adjudged to be liable to the corporation unless approved by a court, in which case indemnification is limited to expenses.

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The DE Corporation’s By-Laws provide that the DE Corporation shall indemnify and hold harmless each of its Directors and officers against any liabilities or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the DE Corporation, to the fullest extent permitted by law. A Director or officer shall be indemnified and held harmless against any liability to ICA or its stockholders unless such liability arises by reason of his or her Disabling Conduct (defined earlier). Further, no indemnification shall be made unless a determination has been made by reasonable and fair means that the Director or officer has not engaged in Disabling Conduct.

The DE Trust’s Declaration provides that any person who is or was a trustee, officer, employee or other agent of the DE Trust shall be entitled to protection against personal liability for the obligations of the DE Trust, except for the person’s own Disabling Conduct. It further provides that, except for the person’s own Disabling Conduct, these persons shall not be responsible or liable for any act or failure to act of any other agent of the DE Trust or the DE Trust’s investment adviser or principal underwriter to the fullest extent that limitations of liability are permitted by the Delaware Act.

The DE Trust’s Declaration requires it to indemnify, to the fullest extent permitted under applicable law, each of its trustees, former trustees, and officers, and provides that it may indemnify its employees and agents, against all liabilities and expenses actually and reasonably incurred in connection with defense or disposition of any action, suit or other proceeding. It provides that there shall be no indemnification for any action, suit or other proceeding brought by reason of a person’s own Disabling Conduct.

Preemptive, Dissenter’s and Other Rights

The MA Declarations provide that the MA Trusts’ shareholders are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.

Each of the MD Articles provides that no shareholder of the MD Corporation will be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of securities of the MD Corporation.

The DE Corporation’s Certificate provides that no stockholder shall be entitled as of right to purchase or to subscribe for or receive any unissued or reacquired shares of stock of ICA.

The DE Trust’s Declaration provides that no shareholder shall have any preemptive or other right to subscribe for new or additional authorized but unissued shares or other securities issued by the DE Trust or any series thereof and shareholders shall have no right to demand payment for their shares or any other rights of dissenting shareholders in a transaction that normally gives rise to such rights.

Amendments to Organizational Documents

The MA Declarations may be amended by a vote of a majority of the outstanding shares or by an instrument in writing signed by a majority of the trustees with the consent of the majority of outstanding shares. The Board of Trustees may amend a MA Trust’s Declaration without the need for a shareholder vote, in order to change the name of the MA Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision, to establish and distinguish separate and distinct funds and classes, or if the trustees deem it necessary to conform the MA Trust’s Declaration to the requirements of, or to reduce or eliminate the payment of taxes by the Fund or any series thereof, under applicable federal or state laws or regulations or the requirements of the IRS. The MA By-Laws may be amended or repealed, or new MA By-Laws may be adopted, by the vote of shareholders or a majority of that MA Trust’s Board of Trustees. However, the MA By-Laws may not be amended, adopted or repealed by the trustees if there is a legal requirement for a vote of shareholders.

Each of the MD Articles may be amended at any time by a vote of a majority of a MD Corporation’s Board of Directors and, if legally required, by approval of the amendment by shareholders. Each of the MD By-Laws may be amended, or new by-laws may be adopted, by a vote of the majority of the MD Corporation’s Board of Directors. Each of the MD By-Laws also provides that it may be amended by a vote of the majority of the shares of stock of the MD Corporation present and voting at a meeting of the shareholders of the MD Corporation.

The DGCL provides that the DE Corporation’s Certificate may be amended from time to time with the approval of a resolution by the Board of Directors as well as, if legally required, the affirmative vote of a majority of outstanding shares of stock entitled to vote on the matter.

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The DE Corporation’s By-Laws may be altered or repealed, and new By-Laws may be made to replace or add to the By-Laws by the affirmative vote of the holders of the majority of the shares of the capital stock of the DE Corporation outstanding and entitled to vote, at any regular or special meeting of stockholders, or by the affirmative vote of a majority of the whole Board of Directors. The power conferred upon the Directors to alter, repeal, replace, and add By-Laws is subject and subordinate to the power conferred upon the stockholders having general voting power to review, modify, and rescind any such action by the affirmative vote or written order, direction, or consent of the holders of a majority of outstanding shares of stock having general voting power.

The DE Trust’s Declaration may be amended or restated at any time by a majority of the DE Trust’s Board of Trustees. Shareholders have the right to vote on any amendment that would affect their right to vote, to change the amendment provisions of the DE Trust’s Declaration or as required by the 1940 Act. The DE Trust’s By-Laws may be amended, restated or repealed or new by-laws may be adopted by a majority of the DE Trust’s Board of Trustees.

Inspection Rights

The MA By-Laws provide that the records of the MA Trusts shall be open for inspection by shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation.

A shareholder of a MD Corporation may, during normal business hours, inspect and copy the by-laws, minutes, annual reports and certain other corporate documents on file at the MD Corporation’s principal office. In addition, the Maryland Statute provides that any person who has held at least five percent (5%) of any class of a corporation’s stock for at least six (6) months is entitled to request certain other documents relating to the corporation’s affairs. The corporation shall prepare and make such information available within twenty (20) days after a qualifying shareholder request is made.

The DGCL provides that any stockholder, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose, and to make copies and extracts from the corporation’s stock ledger, a list of its stockholders, and its other books and records.

The DE Trust’s By-Laws provide that pursuant to the Delaware Act, the trustees of the DE Trust shall from time to time determine whether, and to what extent, and at what time and places, and under what conditions and regulations the accounts and books of the DE Trust shall be open for inspection of the shareholders.

Dissolution and Termination

The MA Declarations provide that each MA Trust or any of its series may be terminated by the affirmative vote of a majority of the shareholders of the Fund or series, as applicable or by an instrument in writing signed by a majority of the trustees of the MA Trust and consented to by a majority of the shares. After termination of the MA Trust or any series and any final distribution to shareholders, the Board of Trustees must wind up the affairs of the MA Trust or series.

Each of the MD Articles provides that the duration of the MD Corporation shall be perpetual. Under the Maryland Statute, the board of directors of a Maryland corporation may dissolve the corporation by resolution of a majority of the board of directors that declares that the dissolution is advisable. A vote of a majority of all votes entitled to be cast on the proposed dissolution is required to approve the dissolution. In addition, the Maryland Statute provides that shareholders of a corporation entitled to cast at least twenty-five percent (25%) of all the votes that may be cast in the election of directors may petition a court of equity for an involuntary dissolution of the corporation on certain enumerated grounds set forth in the Maryland Statute (including, among other things, failure of the shareholders to elect directors).

The DE Corporation’s Certificate provides that the duration of the DE Corporation shall be perpetual. The DGCL provides that the Directors may dissolve the DE Corporation with the approval of a resolution by the majority of the Board of Directors at any meeting called for that purpose. The approval of such resolution shall cause notice to be mailed to each stockholder entitled to vote thereon of the adoption of the resolution and of a meeting of stockholders to take action upon the resolution, and the dissolution shall be approved if the resolution is adopted by the holders of a majority of the outstanding stock entitled to vote thereon. The DGCL further provides that dissolution of ICA may also be authorized without action of the Directors if all the stockholders entitled to vote thereon shall consent in writing and a certificate of dissolution shall be filed with the Secretary of State.

Under the DE Trust’s Declaration, the DE Trust, or one of its series or classes, may be dissolved by the Board of Trustees at any time by written notice to the DE Trust’s, series’ or class’ shareholders. The DE Trust’s Declaration

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provides that when the DE Trust or one of its series has dissolved, its Board of Trustees shall pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured. The DE Trust’s Declaration further provides that any remaining assets of the dissolved DE Trust or series shall be distributed to the shareholders of the DE Trust or series, as applicable, ratably according to the number of outstanding shares of the DE Trust or series held of record by the shareholders on the dissolution distribution date.

Derivative Actions

The MA Trusts’ Declarations do not specifically address derivative actions.

Neither the MD Articles nor the MD By-Laws contain specific provisions with regard to derivative actions. Maryland courts recognize derivative actions even in the absence of a specific statute or court rule. Under Maryland law, in order to bring a derivative action, a stockholder (or his predecessor if he became a stockholder by operation of law) must be a stockholder: (1) at the time of the acts or omissions complained about; (2) at the time the action is brought and (3) until the completion of the litigation. A derivative action may be brought by a stockholder if a demand upon the board of directors to bring the action is improperly refused or if a request upon the board of directors would be futile.

The DE Corporation’s Certificate does not specifically address derivative actions. However, the DGCL provides that in any derivative suit instituted by a stockholder of a corporation, it shall be averred in the complaint that the plaintiff was a stockholder of the corporation at the time of the transaction of which such stockholder complains or that such stockholder’s stock thereafter devolved upon such stockholder by operation of law.

Under the Delaware Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. The Delaware Act provides that a shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction at issue, or (2) acquired the status of shareholder by operation of law or the DE Trust’s governing instrument from a person who was a shareholder at the time of the transaction at issue. Under the Delaware Act, a shareholder’s right to bring a derivative action may also be subject to additional standards and restrictions set forth in the DE Trust’s governing instrument. The DE Trust’s Declaration provides that a shareholder may bring a derivative action on behalf of the DE Trust only if holders of at least twenty percent of the outstanding shares of the DE Trust, or an affected series or class, join in bringing the suit and the shareholder first makes a pre-suit demand upon the Board of Trustees to bring the action, unless the pre-suit demand is excused. It provides that a pre-suit demand shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of the action, has a material personal financial interest in the action at issue. The DE Trust’s Declaration further provides that a trustee shall not be deemed to have a material personal financial interest in an action solely by virtue of receiving payment for serving on the Board of Trustees of the DE Trust or of one or more other investment companies with the same or an affiliated investment adviser or underwriter, the trustee was identified as a potential defendant or witness, the trustee approved the act being challenged or the trustee is a shareholder of the DE Trust.

ICA-Specific Considerations

Advisory Board

The DE Corporation’s Certificate requires the establishment and continuous maintenance of an Advisory Board. The Advisory Board consists of not less than five nor more than fifteen members who, because of their experience and familiarity with specific industries and economic conditions, are, in the judgment of the Board of Directors, qualified to advise with respect to investments in various fields. The Board of Directors may consult the Advisory Board from time to time in such manner as it deems appropriate.

The DE Trust’s Declaration allows for, but does not require, an Advisory Board.

Fundamental Policies

The DE Corporation’s Certificate provides each of ICA’s fundamental policies and investment restrictions.

The DE Trust’s Declaration does not include specific fundamental policies or investment restrictions. The Trustees shall have the power to establish and interpret a set of fundamental policies and investment restrictions for each distinct series of shares.

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APPENDIX 7

PROPOSED UPDATES TO FUNDAMENTAL INVESTMENT POLICIES

Proposed Wording of Fundamental Investment Policies in Sub-Proposals 3A through 3H

1.	Borrowing. The fund may not borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

2.	Senior Securities. The fund may not issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

3.	Underwriting. The fund may not underwrite the securities of other issuers except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

4.	Real Estate or Commodities. The fund may not purchase or sell real estate or commodities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

5.	Lending. The fund may not make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

6.	Concentration. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

7.	Tax-Exempt Status (for tax-exempt funds only). The Fund will maintain its status as a tax-exempt fund consistent with (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

8.	Maintaining a Fully Invested Portfolio (for WMIF only). The fund may not invest more than 5% of net assets in money market instruments, after allowing for sales of portfolio securities and fund shares within thirty days and the accumulation of cash balances representing undistributed net investment income and realized capital gains, in order to maintain a fully invested portfolio.

7-1

Current Fundamental Investment Policies Proposed to be Amended or Eliminated

American Funds Target Date Retirement Series, Inc.

Current	Proposed
Each fund in the series may not:
Act as underwriter of securities issued by other persons.	Replace with policy 3 above.
Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed).	Replace with policy 1 above.
Buy or sell real estate in the ordinary course of business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

Replace with policy 4 above.
Purchase or deal in commodities or commodity contracts in the ordinary course of its business; provided, however, that this restriction shall not prohibit the fund from purchasing, selling or holding foreign currencies or entering into forward foreign currency contracts.

Replace with policy 4 above.
Lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

Replace with policy 5 above.
Purchase securities of any company for the purpose of exercising control or management.	Remains the same.
Purchase any securities of any issuer, except the U.S. government (or its instrumentalities) or securities issued by investment companies, if immediately after and as a result of such investment (1) the market value of the securities of such other issuer shall exceed 5% of the market value of the total assets of the fund, or (2) the fund shall own more than 10% of the outstanding voting securities of such issuer, provided that this restriction shall apply only as to 75% of the fund’s total assets.

Eliminate
Purchase any securities (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or securities issued by investment companies) if immediately after and as a result of such purchase 25% or more of the market value of the total assets of the fund would be invested in securities of companies in any one industry. (None of the underlying funds has a policy to concentrate in any one industry.)

Replace with policy 6 above.
Issue senior securities except as permitted by the 1940 Act, as amended, or any rule thereunder, any SEC or SEC staff interpretation thereof or any exemptions therefrom, which may be granted by the SEC.

Replace with policy 2 above.
American High-Income Municipal Bond Fund, Inc.

Current	Proposed
The fund may not:
With respect to 75% of the fund’s total assets, purchase the security of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Eliminate
Invest in companies for the purpose of exercising control or management.	Remains the same.

7-2

Current	Proposed
Purchase or sell real estate (including real estate limited partnerships) unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Replace with policy 4 above.
Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments or engage in futures transactions.	Replace with policy 4 above.
Engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933.

Replace with policy 3 above.
Make loans in an aggregate amount in excess of 33 1/3% of the value of the fund’s total assets, taken at the time any loan is made, provided that the purchase of debt securities pursuant to the fund’s investment objective and entering into repurchase agreements maturing in seven days or less shall not be deemed loans for the purposes of this restriction and that loans of portfolio securities may be made.

Replace with policy 5 above.
Issue senior securities, except as permitted under the Investment Company Act of 1940.	Replace with policy 2 above.
Borrow money, except from banks for temporary or emergency purposes not to exceed one-third of the value of the fund’s total assets. Moreover, in the event that the asset coverage for the fund’s borrowings falls below 300%, the fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.

Replace with policy 1 above.
Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (this restriction does not prevent the fund from investing in securities with put and call features).	Eliminate
Invest 25% or more of its assets in municipal securities of the same project type issued by non-governmental entities. However, the fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in municipal obligations of the same type, including without limitation the following: general obligations of states and localities; lease rental obligations of state and local authorities; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; or industrial development or pollution control bonds issued for hospitals, electric utility systems, life care facilities or other purposes. As a result, the fund may be more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuers. As the concentration in the securities of a particular category of issuer increases, the potential for fluctuation in the value of the fund’s shares also increases.

Replace with policy 6 above.
Sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.	Eliminate
The fund will normally invest at least 80% of its assets in securities the income from which is exempt from federal income tax. For this purpose, securities subject to federal alternative minimum tax are considered tax-exempt securities. In the alternative, the fund will invest its assets so that at least 80% of the income that the fund distributes is exempt from federal income tax.

Replace with policy 7 above.

7-3

American High-Income Trust

Current	Proposed
The fund may not:
Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if immediately after and as a result of such investment, more than 5% of the fund’s total assets would be invested in securities of the issuer.

Eliminate
Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry.	Replace with policy 6 above.
Invest in companies for the purpose of exercising control or management.	Remains the same.
Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts).

Replace with policy 4 above.
Acquire illiquid securities, if, immediately after and as a result, the value of illiquid securities held by the fund would exceed, in the aggregate, 15% of the fund’s net assets.	Eliminate
Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

Replace with policy 3 above.
Lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

Replace with policy 5 above.
Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.	Eliminate
Purchase securities on margin, provided that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.	Eliminate
Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund’s total assets. The fund will not purchase securities while such borrowings are outstanding. This restriction shall not prevent the fund from entering into reverse repurchase agreements or “roll” transactions, provided that these transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund’s total assets. In the event that the asset coverage for the fund’s borrowings falls below 300%, the fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.

Replace with policy 1 above.
Write, purchase or sell put options, call options or combinations thereof, except that this shall not prevent the purchase of put or call options on currencies or U.S. government securities.	Eliminate
American Balanced Fund, Inc.

Current	Proposed
To invest in a diversified list of securities, including common stocks, preferred stocks, and bonds, to the extent considered advisable by management.	Eliminate

7-4

Current	Proposed
To allocate its investments among different industries as well as among individual companies. The amount invested in an industry will vary from time to time in accordance with the judgment of management, but 25% or more of the value of the fund’s total assets shall not be invested in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Replace with policy 6 above.
Not to invest in companies for the purpose of exercising control or management.	Remains the same.
Not to invest more than 5% of the value of its total assets in the securities of any one issuer (except the U.S. government).	Eliminate
Not to acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.	Eliminate
Not to borrow money except for temporarily extraordinary or emergency purposes, in an amount not exceeding 5% of the fund’s total assets at the time of borrowing.	Replace with policy 1 above.
Not to underwrite the sale, or participate in any underwriting or selling group in connection with the public distribution, of any security. The fund may invest not more than 10% of its net assets in, and subsequently distribute, as permitted by law, securities and other assets for which there is no ready market.

Replace with policy 3 above.
Not to purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).	Eliminate
Not to engage in the purchase or sale of real estate. Investments in real estate investment trusts which may invest only in mortgages or other security interests are not deemed purchases of real estate.

Replace with policy 4 above.
Not to purchase or sell commodities or commodity contracts.	Replace with policy 4 above.
Not to make loans of money or securities to any person or firm; provided, however, that the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan.

Replace with policy 5 above.
Not to effect short sales of securities.	Eliminate
Not to invest more than 75% of the value of the fund’s net assets in common stocks, such percentage including the value of that portion of convertible securities attributable to the conversion feature.

Eliminate
Not to write, purchase or sell options.	Eliminate
AMCAP Fund, Inc.

Current	Proposed
The fund may not invest in:
(a) real estate (although it has not been the practice of the fund to make such investments, the fund may invest in the securities of real estate investment trusts);	Replace with policy 4 above.
(b) commodities or commodity contracts;	Replace with policy 4 above.
(c) companies for the purpose of exercising control or management;	Remains the same.
(d) the securities of companies which, with their predecessors, have a record of less than three years’ continuing operation, if such purchase at the time thereof would cause more than 5% of the value of the fund’s total assets to be invested in the securities of such companies;

Eliminate

7-5

Current	Proposed
(e) securities which would subject the fund to unlimited liability (such as assessable shares or partnership interests);	Eliminate
(f) any securities of another issuer if immediately after and as a result of such purchase (1) the market value of the securities of such other issuer shall exceed 5% of the market value of the total assets of the fund or (2) the fund shall own more than 10% of any class of securities or of the outstanding voting securities of such issuer; or

Eliminate
(g) any securities if immediately after and as a result of such purchase more than 25% of the market value of the total assets of the fund are invested in securities of companies in any one industry.	Replace with policy 6 above.
The fund may not engage in short sales or margin purchases.	Eliminate
The fund may not lend money or securities. The making of deposits with banks and the purchase of a portion of the issue of bonds, debentures, or other debt securities which are publicly distributed or of a type generally purchased by institutional investors, are not regarded as loans.

Replace with policy 5 above.
The fund may not invest more than 10% of the value of its total assets in securities that are illiquid,	Eliminate
nor may it engage in the business of underwriting securities of other issuers.	Replace with policy 3 above.
The fund may not borrow in excess of 10% of its total assets taken at cost or pledge its assets taken at market value to an extent greater than 15% of total assets taken at cost. Asset coverage of at least 300% taken at market value must be maintained. No borrowing may be undertaken except as a temporary measure for extraordinary or emergency purposes. (The fund may borrow only from banks. The fund, however, has never borrowed and does not currently anticipate borrowing.)

Replace with policy 1 above.
American Mutual Fund, Inc.

Current	Proposed
The fund shall make no investment:
Which involves promotion or business management by the fund.	Eliminate
In any security about which information is not available with respect to the history, management, assets, earnings, and income of the issuer.	Eliminate
If the investment would cause more than 5% of the value of the assets of the fund, as they exist at the time of investment, to be invested in the securities of any one issuer.	Eliminate
If the investment would cause more than 20% of the value of the assets of the fund to be invested in securities of companies in any one industry.	Replace with policy 6 above.
If the investment would cause the fund to own more than 10% of any class of securities of any one issuer or more than 10% of the outstanding voting securities of any one issuer.	Eliminate
In any security which has not been placed on the fund’s “Eligible List” (See Prospectus).	Eliminate
The fund is not permitted to:
Invest in real estate.	Replace with policy 4 above.
Make any investment which would subject it to unlimited liability.	Eliminate
Buy securities on margin.	Eliminate
Sell securities short.	Eliminate
Borrow money.	Replace with policy 1 above.

7-6

Current	Proposed
Paragraph following fundamental policies:
The fund does not concentrate investments in one industry or group of industries.	Replace with policy 6 above.
The fund does not invest in commodities.	Replace with policy 4 above.
The fund does not make loans except in the very occasional instance where interest returns on a loan are particularly favorable, the loan is secured by at least 150% of marketable securities, the total loans outstanding would not exceed 20% of the current market value of the assets of the fund, and total loans to any one borrower would not exceed 5% of the value of such assets. No loans have ever been made to any person under the foregoing authority. Loans may not be made to persons affiliated with the fund.

Replace with policy 5 above.
The fund does not invest to control other companies.	Remains the same.
While the fundamental policies of the fund permit it to act as underwriter of securities issued by others, it is not the practice of the fund to do so.	Replace with policy 3 above.
The Bond Fund of America, Inc.

Current	Proposed
The fund may not:
With respect to 75% of the fund’s total assets, purchase the security of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), if as a result, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Eliminate
Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Replace with policy 6 above.
Invest in companies for the purpose of exercising control or management.	Remains the same.
Buy or sell real estate in the ordinary course of its business; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

Replace with policy 4 above.
Buy or sell commodities or commodity contracts in the ordinary course of its business, provided, however, that this shall not prohibit the fund from purchasing or selling currencies including forward currency contracts.

Replace with policy 4 above.
Invest more than 15% of the value of its net assets in securities that are illiquid.	Eliminate
Engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933.

Replace with policy 3 above.
Make loans in an aggregate amount in excess of 10% of the value of the fund’s total assets, taken at the time any loan is made, provided, (i) that the purchase of debt securities pursuant to the fund’s investment objectives and entering into repurchase agreements maturing in seven days or less shall not be deemed loans for the purposes of this restriction, and (ii) that loans of portfolio securities as described under “Loans of Portfolio Securities,” shall be made only in accordance with the terms and conditions therein set forth.

Replace with policy 5 above.
Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.	Eliminate

7-7

Current	Proposed
Purchase securities at margin.	Eliminate
Borrow money except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund’s total assets.	Replace with policy 1 above.
Capital Income Builder, Inc.

Current	Proposed
The fund may not:
Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if immediately after and as a result of such investment, more than 5% of the fund’s total assets would be invested in securities of the issuer; except that, as to 25% of the fund’s total assets, up to 10% of its total assets may be invested in securities issued or guaranteed as to payment of interest and principal by a foreign government or its agencies or instrumentalities or by a multinational agency.

Eliminate
Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry.	Replace with policy 6 above.
Invest in companies for the purpose of exercising control or management.	Remains the same.
Knowingly purchase securities of other management investment companies, except in connection with a merger, consolidation, acquisition, or reorganization.	Eliminate
Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts).

Replace with policy 4 above.
Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the fund’s total assets.

Eliminate
Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

Replace with policy 3 above.
Make loans, except that the fund may purchase debt securities, enter into repurchase agreements and make loans of portfolio securities.	Replace with policy 5 above.
Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.	Eliminate
Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.	Eliminate
Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund’s total assets (in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage), and except that the fund may enter into reverse repurchase agreements and engage in “roll” transactions, provided that reverse repurchase agreements, “roll” transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund’s total assets.

Replace with policy 1 above.

7-8

Current	Proposed
Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing.	Eliminate
Purchase or retain the securities of any issuer, if those individual officers and directors of the fund, its investment adviser, or distributor, each owning beneficially more than  1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

Eliminate
Invest in interests in oil, gas, or other mineral exploration or development programs.	Eliminate
Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation.	Eliminate
Write, purchase or sell put options, call options or combinations thereof.	Eliminate
EuroPacific Growth Fund

Current	Proposed
The fund may not:
Invest in securities of another issuer (other than the U.S. government or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the total assets would be invested in the securities of such other issuer (except with respect to 25% of the value of the total assets, the fund may exceed the 5% limitation with regards to investments in the securities of any one foreign government).

Eliminate
Invest in companies for the purpose of exercising control or management.	Remains the same.
Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry.	Replace with policy 6 above.
Invest more than 5% of its total assets in the securities of other investment companies; such investments shall be limited to 3% of the voting stock of any investment company provided, however, that investment in the open market of a closed-end investment company where no more than customary brokers’ commissions are involved and investment in connection with a merger, consolidation, acquisition or reorganization shall not be prohibited by this restriction.

Eliminate
Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts and funds, which invest in real estate or interests therein.

Replace with policy 4 above.
Buy or sell commodities or commodity contracts in the ordinary course of its business, provided, however, that entering into foreign currency contracts shall not be prohibited by this restriction.	Replace with policy 4 above.
Lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

Replace with policy 5 above.
Sell securities short except to the extent that the fund contemporaneously owns or has the right to acquire, at no additional cost, securities identical to those sold short.	Eliminate
Purchase securities on margin.	Eliminate

7-9

Current	Proposed
Issue senior securities or borrow money, except as permitted by the 1940 Act, as amended or any rule thereunder, any Securities and Exchange Commission (“SEC”) or SEC staff interpretations thereof or any exceptions therefrom which may be granted by the SEC.

Replace with policies 1 and 2 above.
Mortgage, pledge or hypothecate its total assets to any extent.	Eliminate
Purchase or retain the securities of any issuer, if those individual officers and trustees of the fund, its investment adviser or principal underwriter, each owning beneficially more than  1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

Eliminate
Invest more than 5% of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation.	Eliminate
Invest in puts, calls, straddles or spreads, or combinations thereof.	Eliminate
Purchase partnership interests in oil, gas, or mineral exploration, drilling or mining ventures.	Eliminate
Fundamental Investors, Inc.

Current	Proposed
The fund may not:
Borrow money or securities.	Replace with policy 1 above.
Buy securities “on margin.”	Eliminate
Effect “short sales” of securities.	Eliminate
Mortgage, pledge or hypothecate securities.	Eliminate
Lend money or securities (but the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan).	Replace with policy 5 above.
Invest in the securities of any issuer which, including predecessors, has a record of less than three years continuous operation.	Eliminate
Invest in the securities of any issuer if any officer or director of the fund owns more than  1/2 of 1% of the securities of that issuer or if the fund’s officers and directors together own more than 5% of the securities of that issuer.

Eliminate
Invest any of its assets in the securities of any managed investment trust or of any other managed investment company.	Eliminate
Invest more than 5% of its total assets at the market value at the time of investment in securities of any one issuer, or hold more than 10% of such securities of any one issuer, but these limitations do not apply to obligations of or guaranteed by the U.S.

Eliminate
Purchase or sell real estate (this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).	Replace with policy 4 above.
Purchase or sell commodities or commodity contracts.	Replace with policy 4 above.
Act as underwriter of securities issued by other persons.	Replace with policy 3 above.
Make investments in other companies for the purpose of exercising control or management.	Remains the same.
Concentrate its investments in any one industry or group of industries, but may invest up to 25% of its assets in any one industry.	Replace with policy 6 above.

7-10

The Growth Fund of America, Inc.

Current	Proposed
The fund may not:
Purchase the securities of any issuer, except the U.S. government or any subdivision thereof, if upon such purchase more than 5% of the value of its total assets would consist of securities of such issuer.

Eliminate
Purchase the securities of companies in a particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if thereafter 25% or more of the value of its total assets would consist of securities issued by companies in that industry.

Replace with policy 6 above.
Purchase more than 10% of the voting or non-voting securities of any one issuer.	Eliminate
Invest more than 15% of the value of its assets in securities that are illiquid.	Eliminate
Purchase securities on margin.	Eliminate
Purchase or sell any real estate unless acquired as a result of ownership of securities or other instruments (this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Replace with policy 4 above.
Make loans to anyone (the purchase of a portion of an issue of bonds, debentures or other securities, whether or not on the original issue of such securities, is not to be considered the making of a loan).

Replace with policy 5 above.
Borrow more than an amount equal to 5% of the value of its total assets, determined immediately after the time of the borrowing, and then only from banks, as a temporary measure for extraordinary or emergency purposes.

Replace with policy 1 above.
Invest in the securities of any issuer for the purpose of exercising control or management.	Remains the same.
Deal in commodities or commodity contracts.	Replace with policy 4 above.
Act as underwriter of securities issued by other persons.	Replace with policy 3 above.
The American Funds Income Series (U.S. Government Securities Fund)

Current	Proposed
The fund may not:
Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) if, immediately after and as a result of such investment, more than 5% of the value of the fund’s total assets would be invested in securities of the issuer.

Eliminate
Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to U.S. government securities.

Replace with policy 6 above.
Invest in companies for the purpose of exercising control or management.	Remains the same.
Knowingly purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization.	Eliminate
Buy or sell real estate or commodities or commodity contracts in the ordinary course of its business; however, the fund may purchase or sell readily marketable debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts.

Replace with policy 4 above.

7-11

Current	Proposed
Acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of such restricted securities and all other illiquid securities held by the fund would exceed 10% of the value of the fund’s total assets.

Eliminate
Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

Replace with policy 3 above.
Make loans, except that the fund may purchase readily marketable debt securities and invest in repurchase agreements and make loans of portfolio securities. The fund will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the fund, exceeds 10% of the value of its total assets.

Replace with policy 5 above.
Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.	Eliminate
Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.	Eliminate
Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund’s total assets, except that the fund may enter into reverse repurchase agreements, provided that the fund will limit its aggregate borrowings to no more than one-third of its total assets.

Replace with policy 1 above.
Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the sale of securities pursuant to a reverse repurchase agreement.	Eliminate
Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, its investment adviser, or distributor, each owning beneficially more than  1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

Eliminate
Invest in interests in oil, gas, or other mineral exploration or development programs.	Eliminate
Invest more than 5% of its total assets in warrants which are unattached to securities.	Eliminate
Write, purchase or sell puts, calls or combinations thereof.	Eliminate
Intermediate Bond Fund of America

Current	Proposed
The fund may not:
Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) if, immediately after and as a result of such investment, more than 5% of the value of the fund’s total assets would be invested in securities of the issuer.

Eliminate
Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to U.S. government securities.

Replace with policy 6 above.
Invest in companies for the purpose of exercising control or management.	Remains the same.
Knowingly purchase securities of other managed investment companies, except in connection with a merger, consolidation, acquisition, or reorganization.	Eliminate

7-12

Current	Proposed
Buy or sell real estate or commodities or commodity contracts in the ordinary course of its business; however, the fund may purchase or sell readily marketable debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts.

Replace with policy 4 above.
Acquire securities subject to contractual restrictions preventing their ready disposition or enter into repurchase agreements or purchase time deposits maturing in more than seven days if, immediately after and as a result, the value of illiquid securities held by the fund would exceed, in the aggregate, 10% of the value of the fund’s total assets.

Eliminate
Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

Replace with policy 3 above.
Make loans, except that this does not prevent the fund from purchasing marketable debt securities and entering into repurchase agreements or making loans of portfolio securities.	Replace with policy 5 above.
Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.	Eliminate
Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.	Eliminate
Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund’s total assets, except that the fund may enter into reverse repurchase agreements, provided that the fund will limit its aggregate borrowings to no more than one-third of its total assets.

Replace with policy 1 above.
Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the sale of securities pursuant to a reverse repurchase agreement.	Eliminate
Purchase or retain the securities of any issuer, if those individual officers and Trustees of the fund, its investment adviser, or distributor, each owning beneficially more than  1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

Eliminate
Invest in interests in oil, gas, or other mineral exploration or development programs.	Eliminate
Invest more than 5% of its total assets in warrants which are unattached to securities.	Eliminate
Write, purchase or sell puts, calls or combinations thereof.	Eliminate
Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation.	Eliminate
The Investment Company of America

Current	Proposed
The fund shall make no investment:
Which involves promotion or business management by the fund.	Eliminate
In any security about which reliable information is not available with respect to the history, management, assets, earnings, and income of the issuer.	Eliminate

7-13

Current	Proposed
If the investment would cause more than 5% of the value of the total assets of the fund, as they exist at the time of investment, to be invested in the securities of any one issuer.	Eliminate
If the investment would cause more than 20% of the value of the total assets of the fund to be invested in the securities in any one industry.	Replace with policy 6 above.
If the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer, provided that this restriction shall apply as to 75% of the fund’s total assets.	Eliminate
In any security which has not been placed on the fund’s Eligible List. (See the prospectus).	Eliminate
The fund is not permitted to buy securities on margin, sell securities short, borrow money, or to invest in real estate.	Eliminate
The fund may not:
Concentrate its investment in any particular industry or group of industries. Some degree of concentration may occur from time to time (within the 20% limitation of the Certificate of Incorporation) as certain industries appear to present desirable fields for investment.

Replace with policy 6 above.
Engage generally in the making of loans. Although the fund has reserved the right to make loans to unaffiliated persons subject to certain restrictions, including requirements concerning collateral and amount of any loan, no loans have been made since adoption of this fundamental policy more than 50 years ago.

Replace with policy 5 above.
Act as underwriter of securities issued by others or engage in distribution of securities for others.	Replace with policy 3 above.
Engage in the purchase and sale of commodities or commodity contracts.	Replace with policy 4 above.
Borrow money.	Replace with policy 1 above.
Invest in real estate.	Replace with policy 4 above.
Make investments in other companies for the purpose of exercising control or management.	Remains the same.
Pledge, encumber or assign all or any part of its property and assets as security for a debt.	Eliminate
Invest in the securities of other investment companies.	Eliminate
The Income Fund of America, Inc.

Current	Proposed
The fund may not:
Act as underwriter of securities issued by other persons.	Replace with policy 3 above.
Invest more than 10% of the value of its total assets in securities that are illiquid.	Eliminate
Borrow money, except temporarily for extraordinary or emergency purposes, in an amount not exceeding 5% of the value of the fund’s total assets at the time of such borrowing.	Replace with policy 1 above.
Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Replace with policy 4 above.
Purchase or deal in commodities or commodity contracts.	Replace with policy 4 above.

7-14

Current	Proposed
Lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

Replace with policy 5 above.
Purchase securities of any company for the purpose of exercising control or management.	Remains the same.
Purchase any securities on “margin”, except that it may obtain such short-term credit as may be necessary for the clearance of purchases of securities.	Eliminate
Sell or contract to sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

Eliminate
Purchase or sell puts, calls, straddles, or spreads, but this restriction shall not prevent the purchase or sale of rights represented by warrants or convertible securities.	Eliminate
Purchase any securities of any issuer, except the U.S. government (or its instrumentalities), if immediately after and as a result of such investment (1) the market value of the securities of such other issuer shall exceed 5% of the market value of the total assets of the fund, or (2) the fund shall own more than 10% of the outstanding voting securities of such issuer, provided that this restriction shall apply only as to 75% of the fund’s total assets.

Eliminate
Purchase any securities (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if immediately after and as a result of such purchase 25% or more of the market value of the total assets of the fund would be invested in securities of companies in any one industry.

Replace with policy 6 above.
Invest more than 15% of the value of its net assets in securities that are illiquid.	Eliminate
Issue senior securities.	Replace with policy 2 above.
International Growth and Income Fund, Inc.

Current	Proposed
The fund may not with respect to 75% of its total assets, invest more than 5% of its assets in securities of any one issuer or acquire more than 10% of the voting securities of any one issuer. These limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.	Eliminate
The fund may not borrow money or securities, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets.	Replace with policy 1 above.
The fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this limitation does not apply to purchases of debt securities, repurchase agreements or loans of portfolio securities).	Replace with policy 5 above.
The fund may not invest 25% or more of its assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).	Replace with policy 6 above.
The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (this limitation does not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, such as real estate investment trusts).	Replace with policy 4 above.

7-15

Current	Proposed
The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (this limitation does not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).	Replace with policy 4 above.
The fund may not engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933.	Replace with policy 3 above.
The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.	Replace with policy 2 above.
Limited Term Tax-Exempt Bond Fund of America

Current	Proposed
The fund may not:
With respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.	Eliminate
Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).	Replace with policy 4 above.
Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments or engage in futures transactions.	Replace with policy 4 above.
Invest 25% or more of the fund’s total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.	Replace with policy 6 above.
Invest more than 15% of the value of its net assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days)	Eliminate
Engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933.	Replace with policy 3 above.
Invest in companies for the purpose of exercising control or management.	Remains the same.
Make loans to others except for (a) purchasing debt securities; (b) entering into repurchase agreements; and (c) loaning portfolio securities.	Replace with policy 5 above.
Issue senior securities, except as permitted under the Investment Company Act of 1940.	Replace with policy 2 above.
Borrow money, except from banks for temporary purposes in an amount not to exceed one-third of the value of the fund’s total assets. Moreover, in the event that the asset coverage for such borrowing falls below 300%, the fund will reduce, within three days, the amount of its borrowing in order to provide for 300% asset coverage.	Replace with policy 1 above.
Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (this restriction does not prevent the fund from investing in securities with put and call features).	Eliminate
The fund will normally invest at least 80% of its assets in securities the income from which is exempt from federal income tax, or will invest its assets so that at least 80% of the income that the fund distributes is exempt from federal income tax.	Replace with policy 7 above.

7-16

The New Economy Fund

Current	Proposed
The fund may not:
Invest in securities of another issuer (other than the U.S. or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the total assets of the fund would be invested in the securities of such other issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the fund.

Eliminate
Invest in companies for the purpose of exercising control or management.	Remains the same.
Purchase the securities of companies in a particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if thereafter 25% or more of the value of its total assets would consist of securities issued by companies in that industry.

Replace with policy 6 above.
Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

Replace with policy 4 above.
Buy or sell commodities or commodity contracts in the ordinary course of its business provided, however, that entering into a forward currency contract shall not be prohibited by this restriction.	Replace with policy 4 above.
Lend any security or make any other loan if, as a result, more than 15% or its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

Replace with policy 5 above.
Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost, securities identical to those sold short.	Eliminate
Purchase securities on margin.	Eliminate
Enter into any repurchase agreement if, as a result, more than 10% of the fund’s total assets would be subject to repurchase agreements maturing in more than seven days.	Eliminate
Borrow amounts in excess of 5% of the value of its total assets or issue senior securities; in any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities.

Replace with policies 1 and 2 above.
Invest in puts, calls, straddles or spreads, or combinations thereof.	Eliminate
New Perspective Fund, Inc.

Current	Proposed
The fund will not:
Invest in securities of another issuer (other than the U.S. government or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the total assets of the fund would be invested in the securities of such other issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the fund.

Eliminate
Invest in companies for the purpose of exercising control or management.	Remains the same.
Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry.	Replace with policy 6 above.
Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

Replace with policy 4 above.

7-17

Current	Proposed
Buy or sell commodities or commodity contracts in the ordinary course of its business; provided, however, that this restriction shall not prohibit the fund from purchasing, selling or holding foreign currencies or entering into forward foreign currency contracts.

Replace with policy 4 above.
Engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933.

Replace with policy 3 above.
Lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

Replace with policy 5 above.
Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.	Eliminate
Purchase securities on margin.	Eliminate
Issue senior securities or borrow money, except as permitted by the 1940 Act, as amended, or any rule thereunder, any SEC or SEC staff interpretation thereof or any exemptions therefrom which may be granted by the SEC.

Replace with policies 1 and 2 above.
Mortgage, pledge or hypothecate its assets to any extent.	Eliminate
New World Fund, Inc.

Current	Proposed
The fund may not borrow money or securities, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets.	Replace with policy 1 above.
The fund may not make loans, if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this limitation does not apply to purchases of debt securities, repurchase agreements or loans of portfolio securities).

Replace with policy 5 above.
The fund may not invest 25% or more of its assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).	Replace with policy 6 above.
The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, such as real estate investment trusts).

Replace with policy 4 above.
The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Replace with policy 4 above.
The fund may not engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933.

Replace with policy 3 above.
The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.	Replace with policy 2 above.
In addition, the fund will not change its subclassification from a diversified to non-diversified company except as permitted under the Investment Company Act of 1940.	Eliminate

7-18

SMALLCAP World Fund, Inc.

Current	Proposed
The fund may not:
Invest in securities of an issuer (other than the U.S. government or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of its total assets would be invested in the securities of such other issuer (except with respect to 25% of the value of its total assets, the fund may exceed the 5% limitation with regard to investments in the securities of any one foreign government).

Eliminate
Invest in companies for the purpose of exercising control or management.	Remains the same.
Invest 25% or more of the value of its total assets in the securities of companies primarily engaged in any one industry.	Replace with policy 6 above.
Buy or sell real estate (including real estate limited partnerships) in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts and funds, which invest in real estate or interests therein.

Replace with policy 4 above.
Buy or sell commodities or commodity contracts in the ordinary course of its business; provided, however, that entering into a currency forward or futures contract shall not be prohibited by this restriction.

Replace with policy 4 above.
Lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

Replace with policy 5 above.
Sell securities short except to the extent that the fund contemporaneously owns or has the right to acquire, at no additional cost, securities identical to those sold short.	Eliminate
Purchase securities on margin.	Eliminate
Borrow amounts in excess of 5% of the value of its total assets or issue senior securities. In any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities.

Replace with policies 1 and 2 above.
Purchase or sell puts, calls, straddles or spreads, or combinations thereof.	Eliminate
Short-Term Bond Fund of America, Inc.

Current	Proposed
The fund may not with respect to 75% of its total assets, invest more than 5% of its assets in securities of any one issuer or acquire more than 10% of the voting securities of any one issuer. These limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Eliminate
The fund may not borrow money or securities, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets.	Replace with policy 1 above.
The fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this limitation does not apply to purchases of debt securities, repurchase agreements or loans of portfolio securities).

Replace with policy 5 above.
The fund may not invest 25% or more of its assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).	Replace with policy 6 above.
The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (this limitation does not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, such as real estate investment trusts).

Replace with policy 4 above.

7-19

Current	Proposed
The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (this limitation does not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Replace with policy 4 above.
The fund may not engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933.

Replace with policy 3 above.
The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.	Replace with policy 2 above.
The Tax-Exempt Bond Fund of America, Inc.

Current	Proposed
The fund may not:
With respect to 75% of the fund’s total assets, purchase the security of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Eliminate
Enter into any repurchase agreement if, as a result, more than 10% of the value of the fund’s total assets would be subject to repurchase agreements maturing in more than seven days.	Eliminate
Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein.	Replace with policy 4 above.
Make loans to others, except for the purchase of debt securities or entering into repurchase agreements.	Replace with policy 5 above.
Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.	Eliminate
Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales.	Eliminate
Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund’s total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes.

Replace with policy 1 above.
Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund’s investment objective, policies and restrictions, and later resale may be deemed to be an underwriting.

Replace with policy 3 above.
Invest in companies for the purpose of exercising control or management.	Remains the same.
Buy or sell commodities or commodity contracts.	Replace with policy 4 above.
Buy or sell oil, gas or other mineral exploration or development programs.	Eliminate
Write, purchase or sell puts, calls, straddles, spreads or any combination thereof.	Eliminate
The fund will normally invest at least 80% of its assets in securities the income from which is exempt from federal income tax, or will invest its assets so that at least 80% of the income that the fund distributes is exempt from federal income tax.

Replace with policy 7 above.

7-20

The American Funds Tax-Exempt Series II (The Tax-Exempt Fund of California)

Current	Proposed
The fund may not:
Invest more than 5% of the value of its total assets in the securities of any one issuer provided that this limitation shall apply only to 75% of the value of the fund’s total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Eliminate
Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein.	Replace with policy 4 above.
Make loans to others, except for the purchase of debt securities or entering into repurchase agreements.	Replace with policy 5 above.
Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.	Eliminate
Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales.	Eliminate
Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund’s total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes.

Replace with policy 1 above.
Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund’s investment objective, policies and restrictions, and later resale may be deemed to be an underwriting.

Replace with policy 3 above.
Invest in companies for the purpose of exercising control or management.	Remains the same.
Buy or sell commodities or commodity contracts.	Replace with policy 4 above.
Buy or sell oil, gas or other mineral exploration or development programs.	Eliminate
Write, purchase or sell puts, calls, straddles, spreads or any combination thereof.	Eliminate
Invest more than 25% of its assets in securities of any industry, although for purposes of this limitation, the issuers of municipal securities and U.S. government obligations are not considered to be part of any industry.

Replace with policy 6 above.
The fund will normally invest at least 80% of its assets in securities the income from which is exempt from federal and California income tax, or will invest its assets so that at least 80% of the income that the fund distributes is exempt from federal and California income tax.

Replace with policy 7 above.
The American Funds Tax-Exempt Series I

(The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia)

Current	Proposed
Each fund will normally invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from both federal and the respective state (Maryland or Virginia) tax.

Replace with policy 7 above.
The funds may not:
Invest in more than 10% of the outstanding voting securities of any issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the fund’s total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, securities of other investment companies or cash and cash items.

Eliminate

7-21

Current	Proposed
Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein.	Replace with policy 4 above.
Make loans to others, except for the purchase of debt securities or entering into repurchase agreements.	Replace with policy 5 above.
Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.	Eliminate
Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales.	Eliminate
Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund’s total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes.

Replace with policy 1 above.
Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund’s investment objective, policies and restrictions, and later resale may be deemed to be an underwriting.

Replace with policy 3 above.
Invest in companies for the purpose of exercising control or management.	Remains the same.
Buy or sell commodities or commodity contracts.	Replace with policy 4 above.
Buy or sell oil, gas or other mineral exploration or development programs.	Eliminate
Write, purchase or sell puts, calls, straddles, spreads or any combination thereof.	Eliminate
Invest more than 25% of its assets in securities of any industry, although for purposes of this limitation, the issuers of municipal securities and U.S. government obligations are not considered to be part of any industry.

Replace with policy 6 above.
Capital World Bond Fund, Inc.

Current	Proposed
The fund may not:
Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry.	Replace with policy 6 above.
Invest in companies for the purpose of exercising control or management.	Remains the same.
Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts) or options on currencies.

Replace with policy 4 above.
Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

Replace with policy 3 above.
Lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

Replace with policy 5 above.
Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.	Eliminate

7-22

Current	Proposed
Purchase securities on margin, provided that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.	Eliminate
Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund’s total assets (in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage), and except that the fund may enter into reverse repurchase agreements and engage in “roll” transactions, provided that reverse repurchase agreements, “roll” transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund’s total assets.

Replace with policy 1 above.
Invest in interests in oil, gas, or other mineral exploration or development programs.	Eliminate
Write, purchase or sell put options, call options or combinations thereof, except that this shall not prevent the purchase of put or call options on currencies.	Eliminate
Capital World Growth and Income Fund, Inc.

Current	Proposed
The fund may not:
With respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Eliminate
Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Replace with policy 4 above.
Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from engaging in currency-related options and forward or futures contracts).

Replace with policy 4 above.
Invest 25% or more of the fund’s total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

Replace with policy 6 above.
Invest more than 15% of the value of its net assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days or securities traded outside the U.S. for which there is no recognized exchange or active and substantial over-the-counter market).

Eliminate
Engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933.

Replace with policy 3 above.
Invest in companies for the purpose of exercising control or management.	Remains the same.
Make loans to others except for (a) purchasing debt securities; (b) entering into repurchase agreements; and (c) loaning portfolio securities.	Replace with policy 5 above.
Issue senior securities, except as permitted under the Investment Company Act of 1940 as amended.	Replace with policy 2 above.

7-23

Current	Proposed
Borrow money, except from banks for temporary purposes in an amount not to exceed one-third of the value of the fund’s total assets. Moreover, in the event that the asset coverage for such borrowing falls below 300%, the fund will reduce, within three days, the amount of its borrowing in order to provide for 300% asset coverage.

Replace with policy 1 above.
Pledge or hypothecate assets in excess of one-third of the fund’s total assets.	Eliminate
Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (except for currency options).	Eliminate
Washington Mutual Investors Fund, Inc.

Current	Proposed
The fund may not:
Purchase any security which is not legal for the investment of trust funds in the District of Columbia.	Eliminate
Purchase or sell real estate or commodities.	Replace with policy 4 above.
Make a purchase which would cause more than 5% of the value of the total assets of the fund to be invested in the securities of any one issuer.	Eliminate
Make a purchase which would cause more than 10% of the outstanding securities of any issuer to be held in the portfolio of the fund.	Eliminate
Invest in companies for the purpose of exercising control or management.	Remains the same.
May not invest in securities of other investment companies. Notwithstanding the restriction on investing in the securities of other investment companies, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by directors as permitted by the Securities and Exchange Commission.

Eliminate
Purchase securities on margin or sell securities short.	Eliminate
Lend money.	Replace with policy 5 above.
Borrow money except for temporary or emergency purposes and not for investment purposes and then only from banks in an amount not exceeding at the time of borrowing 10% of the fund’s net assets, nor pledge or hypothecate more than 10% of its net assets and then only to secure such borrowing, provided that the fund may not purchase portfolio securities during any periods when loans amounting to 5% or more of the fund’s net assets are outstanding.

Replace with policy 1 above.
Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry. The board of directors, acting upon the recommendations of the advisory board, may from time to time establish lower limitations on the amount of investment in specific industries.

Replace with policy 6 above.
It is a declared policy of the fund to maintain a fully invested position with cash equivalents not to exceed 5% of net assets after allowing for sales of portfolio securities and fund shares within thirty days and the accumulation of cash balances representing undistributed net investment income and realized capital gains.

Replace with policy 8 above.
The fund does not act as an underwriter of securities issued by others, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as the term is defined in the Securities Act of 1933.

Replace with policy 3 above.

7-24

APPENDIX 8

Investment Advisory Agreement Information and Related Entity Fees

Fund	Most Recent Fiscal Year End	Date of Agreement	Date Approved by Shareholders	Date Last Approved by the Board	Date of Expiration[1]	Investment Advisory Fee Paid to CRMC in Most Recent Fiscal Year	Administrative Service Fee Paid to CRMC in Most Recent Fiscal Year	Amounts Paid to AFD in Most Recent Fiscal Year	Transfer Agent and Other Fees Paid to AFS in Most Recent Fiscal Year
AFTD	10/31/08	2/1/2007	1/19/2007	12/3/2008	12/31/2009	$0	$1,112,000	$9,241,000	$1,448,000
AHIM	7/31/08	4/1/2004	8/29/1994	3/19/2009	5/31/2010	6,829,000	294,000	7,479,000	665,000
AHIT	9/30/08	11/1/2007	2/14/1989	9/18/2008	10/31/2009	38,022,000	3,877,000	44,224,000	11,921,000
AMBAL	12/31/08	1/1/2006	6/22/1993	12/11/2008	12/31/2009	114,982,000	18,931,000	214,178,000	52,469,000
AMCAP	2/28/09	4/1/2006	6/15/1993	3/18/2009	3/31/2010	59,878,000	7,205,000	65,356,000	25,185,000
AMF	10/31/08	4/1/2005	2/21/1990	3/18/2009	3/31/2010	42,066,000	2,725,000	54,368,000	16,172,000
BFA	12/31/08	11/1/2007	4/21/1993	9/18/2008	10/31/2009	81,039,000	12,114,000	126,152,000	37,909,000
CIB	10/31/08	11/1/2007	10/28/1992	9/23/2008	10/31/2009	231,562,000	24,529,000	381,376,000	71,909,000
EUPAC	3/31/09	1/1/2008	7/21/1994	12/16/2008	12/31/2009	350,264,000	51,177,000	231,926,000	63,823,000
FI	12/31/08	9/1/2007	11/14/1991	8/13/2008	8/31/2009	104,385,000	12,094,000	139,155,000	45,435,000
GFA	8/31/08	9/1/2007	12/14/1993	8/13/2008	8/31/2009	449,765,000	108,096,000	623,438,000	125,597,000
GVT	8/31/08	6/1/2004	6/15/1992	3/19/2009	5/31/2010	8,803,000	1,119,000	12,672,000	3,872,000
IBFA	8/31/08	4/1/2004	12/14/1992	9/18/2008	10/31/2009	14,018,000	1,798,000	18,882,000	5,323,000
ICA	12/31/08	2/16/2005	7/29/1993	2/18/2009	4/30/2010	155,330,000	11,308,000	219,432,000	70,338,000
IFA	7/31/08	1/1/2008	12/14/1993	12/11/2008	12/31/2009	189,791,000	16,006,000	311,145,000	49,660,000
IGI	6/30/09	10/1/2008	9/4/2008	8/14/2008	12/31/2009	5,377,000	200,000	2,801,000	662,000
LTEX	7/31/08	4/1/2004	9/24/1993	3/19/2009	5/31/2010	2,929,000	143,000	3,585,000	208,000
MMF[2]	N/A	5/1/2009	3/20/2009	3/19/2009	10/31/2010	N/A	N/A	N/A	N/A
NEF	11/30/08	12/1/2000	10/13/1987	9/17/2008	11/30/2009	29,814,000	1,674,000	22,778,000	11,398,000
NPF	9/30/08	1/1/2007	5/18/1993	12/16/2008	12/31/2009	197,153,000	11,165,000	167,471,000	51,127,000
NWF	10/31/08	1/1/2009	4/19/1999	12/16/2008	12/31/2009	88,417,000	5,062,000	52,388,000	20,262,000
SCWF	9/30/08	12/1/2000	4/17/1991	9/17/2008	11/30/2009	132,791,000	5,904,000	74,034,000	32,148,000
STBF	8/31/08	9/21/2006	10/27/2006	9/18/2008	10/31/2009	1,950,000	135,000	1,779,000	276,000
STEX[3]	9/30/08	10/2/1999	11/14/1990	9/18/2008	10/1/2009	2,623,000	98,000	311,000	194,000
TEBF	8/31/08	6/1/2009	2/23/1994	3/19/2009	5/31/2010	17,272,000	1,177,000	20,540,000	1,335,000
TEFCA	8/31/08	6/1/2004	2/14/1989	3/19/2009	5/31/2010	5,462,000	336,000	5,414,000	258,000
TEFMD	7/31/08	12/1/1988	11/22/1988	6/18/2009	7/31/2010	577,000	37,000	1,083,000	67,000
TEFVA	7/31/08	12/1/1988	11/22/1988	6/18/2009	7/31/2010	600,000	32,000	1,047,000	72,000
WBF	9/30/08	11/1/2008	2/13/1990	9/18/2008	10/31/2009	34,469,000	3,294,000	28,541,000	7,410,000
WGI	11/30/08	11/1/2007	1/25/1993	9/23/2008	10/31/2009	337,525,000	29,029,000	346,915,000	93,946,000
WMIF	4/30/09	11/01/1990	10/4/1990	6/18/2009	8/31/2010	102,452,000	12,258,000	172,827,000	64,171,000

[1]
Investment Advisory and Service Agreements or Investment Advisory Agreements with terms expiring prior to the Shareholder Meetings will be reviewed by the applicable Fund’s contracts committee and Board prior to their expiration.

[2]	MMF began operations on May 1, 2009.
[3]
STEX converted to a short-term tax-exempt bond fund (with a fiscal year end of July 31) from The Tax-Exempt Money Fund of America (CTEX) on August 7, 2009. CTEX adopted a July 31 fiscal year end in 2009, changing from its previous fiscal year end of September 30. The amounts in this table are for the fund as CTEX, and may not be indicative of the fees incurred by STEX, as a short-term tax-exempt bond fund.

Current Fee Schedule in the Investment Advisory Agreement for each Fund

The investment adviser receives a monthly fee, calculated at the annual rate shown below based on the net assets of the fund.

AFTD	AHIM
0.10%.
(a)  0.30%on the first $60 million

      0.21% from $60 million to $1 billion

      0.18% from $1 billion to $3 billion

      0.15% in excess of $3 billion, plus

(b)  3% of the Fund’s first $3,333,333 of monthly gross income, plus 2.5% of such income over $3,333,333.

8-1

AHIT	AMBAL
(a)  0.30%on the first $60 million

      0.21% from $60 million to $1 billion

      0.18% from $1 billion to $3 billion

      0.16% from $3 billion to $6 billion

      0.15% from $6 billion to $10 billion

      0.14% from $10 billion to $15 billion

      0.135% in excess of $15 billion, plus

(b)  3% of the Fund’s first $8,333,333 of monthly gross income, plus 2.5% of such income from $8,333,333 to $25 million, plus 2% of such income from $25 million to $50 million, plus 1.5% of such income in excess of $50 million.

0.42% on the first $500 million

0.324% from $500 million to $1 billion

0.30% from $1 billion to $1.5 billion

0.282% from $1.5 billion to $2.5 billion

0.27% from $2.5 billion to $4 billion

0.262% from $4 billion to $6.5 billion

0.255% from $6.5 billion to $10.5 billion

0.25% from $10.5 billion to $13 billion

0.245% from $13 billion to $17 billion

0.24% from $17 billion to $21 billion

0.235% from $21 billion to $27 billion

0.230% from $27 billion to $34 billion

0.225% from $34 billion to $44 billion

0.220% from $44 billion to $55 billion

0.215% from $55 billion to $71 billion

0.210% in excess of $71 billion.

AMCAP	AMF
.485% on the first $1 billion

.385% from $1 billion to $2 billion

.355% from $2 billion to $3 billion

.335% from $3 billion to $5 billion

.32% from $5 billion to $8 billion

.31% from $8 billion to $13 billion

.30% from $13 billion to $21 billion

.295% from $21 billion to $27 billion

.29% in excess of $27 billion.

The lower of:

“Old” schedule

0.39% on the first $800 million

0.336% from $800 million to $1.8 billion

0.30% from $1.8 billion to $3.0 billion

0.276% in excess of $3.0 billion.

or

“New” schedule

0.384% on the first $1 billion

0.33% from $1 billion to $2 billion

0.294% from $2 billion to $3 billion

0.27% from $3 billion to $5 billion

0.252% from $5 billion to $8 billion

0.24% from $8 billion to $13 billion

0.23% from $13 billion to $21 billion

0.225% in excess of $21 billion.

BFA	CIB
(a)  0.30%on the first $60 million

      0.21% from $60 million to $1 billion

      0.18% from $1 billion to $3 billion

      0.16% from $3 billion to $6 billion

      0.15% from $6 billion to $10 billion

      0.14% from $10 billion to $16 billion

      0.13% from $16 billion to $20 billion

      0.12% from $20 billion to $28 billion

      0.115% from $28 billion to $36 billion

      0.11% from $36 billion, plus

(b)  2.25%of the Fund’s first $8,333,333 of monthly gross income, plus 2% of such income between $8,333,333 and $41,666,667, plus 1.75% of such income in excess of $41,666,667.

(a)   0.240% on the first $1 billion

      0.200% from $1 billion to $2 billion

      0.180% from $2 billion to $3 billion

      0.165% from $3 billion to $5 billion

      0.155% from $5 billion to $8 billion

      0.150% from $8 billion to $13 billion

      0.145% from $13 billion to $17 billion

      0.140% from $17 billion to $21 billion

      0.135% from $21 billion to $27 billion

      0.130% from $27 billion to $34 billion

      0.125% from $34 billion to $44 billion

      0.120% from $44 billion to $55 billion

      0.117% from $55 billion to $71 billion

      0.114% from $71 billion to $89 billion

      0.112% from $89 billion to $115 billion

      0.110% in excess of $115 billion, plus

(b)  3%of the Fund’s first $100 million monthly gross Income and 2.5% of the monthly gross income above $100 million.

8-2

EUPAC	FI

0.69% on the first $500 million

0.59% from $500 million to $1 billion

0.53% from $1 billion to $1.5 billion

0.50% from $1.5 billion to $2.5 billion

0.48% from $2.5 billion to $4 billion

0.47% from $4 billion to $6.5 billion

0.46% from $6.5 billion to $10.5 billion

0.45% from $10.5 billion to $17 billion

0.44% from $17 billion to $21 billion

0.43% from $21 billion to $27 billion

0.425% from $27 billion to $34 billion

0.42% from $34 billion to $44 billion

0.415% from $44 billion to $55 billion

0.410% from $55 billion to $71 billion

0.405% from $71 billion to $89 billion

0.40% from $89 billion to 115 billion

0.397% in excess of $115 billion.

the lower of:

“Old” schedule

0.39% on the first $800 million

0.336% from $800 million to $1.8 billion

0.30% from $1.8 billion to $3 billion

0.276% in excess of $3 billion.

or

“New” schedule

0.39% on the first $1 billion

0.336% from $1 billion to $2 billion

0.30% from $2 billion to $3 billion

0.276% from $3 billion to $5 billion

0.27% from $5 billion to $8 billion

0.258% from $8 billion to $13 billion

0.252% from $13 billion to $17 billion

0.250% from $17 billion to $21 billion

0.245% from $21 billion to $27 billion

0.240% from $27 billion to $34 billion

0.237% from $34 billion to $44 billion

0.234% from $44 billion to $55 billion

0.232% in excess of $55 billion.

GFA	GVT
0.50% on the first $1 billion

0.40% from $1 billion to $2 billion

0.37% from $2 billion to $3 billion

0.35% from $3 billion to $5 billion

0.33% from $5 billion to $8 billion

0.315% from $8 billion to $13 billion

0.30% from $13 billion to $21 billion

0.29% from $21 billion to $27 billion

0.285% from $27 billion to $34 billion

0.280% from $34 billion to $44 billion

0.275% from $44 billion to $55 billion

0.270% from $55 billion to $71 billion

0.265% from $71 billion to $89 billion

0.260% from $89 billion to $102.5 billion

0.255% from $102.5 billion to $116 billion

0.250% from $116 billion to $130 billion

0.245% from $130 billion to $144 billion

0.242% from $144 billion to $166 billion

0.239% from $166 billion to $188 billion

0.236% from $188 billion to $210 billion

0.233% in excess of $210 billion.

(a)  0.30%on the first $60 million

      0.21% from $60 million to $1 billion

      0.18% from $1 billion to $3 billion

      0.15% from $3 billion

(b)  3% of the Fund’s first $3,333,333 of monthly gross

income;plus 2.25% of such income between $3,333,333

and$8,333,333; plus 2% of such income in excess of

$8,333,333.

IBFA	ICA
(a)  0.30%on the first $60 million

      0.21% from $60 million to $1 billion

      0.18% from $1 billion to $3 billion

      0.16% from $3 billion to $6 billion

      0.15% in excess of $6 billion, plus

(b)  3% of the Fund’s first $3,333,333 of monthly gross income; plus 2.5% of such income between $3,333,333 and $8,333,333; plus
2% of such income in excess of $8,333,333.

0.39% on the first $1 billion

0.336% from $1 billion to $2 billion

0.30% from $2 billion to $3 billion

0.276% from $3 billion to $5 billion

0.258% from $5 billion to $8 billion

0.246% from $8 billion to $13 billion

0.24% from $13 billion to $21 billion

0.234% from $21 billion to $34 billion

0.231% from $34 billion to $44 billion

0.228% from $44 billion to $55 billion

0.225% from $55 billion to $71 billion

0.222% from $71 billion to $89 billion

0.219% in excess of $89 billion.

8-3

IFA	IGI
The lower of:

“Old” schedule

(a)  0.24%on the first $1 billion

      0.20% from $1 billion to $2 billion

      0.18% from $2 billion to $3 billion

      0.165% from $3 billion to $5 billion

      0.155% from $5 billion to $8 billion

      0.15% from $8 billion to $13 billion

      0.145% from $13 billion to $21 billion

      0.14% in excess of $21 billion, plus

(b)  2.25% of the Fund’s monthly gross income for the preceding month.

or

“New”schedule

(a)  0.25%on the first $500 million

      0.23% from $500 million to $1 billion

      0.21% from $1 billion to $1.5 billion

      0.19% from $1.5 billion to $2.5 billion

      0.17% from $2.5 billion to $4 billion

      0.16% from $4 billion to $6.5 billion

      0.15% from $6.5 billion to $10.5 billion

      0.144% from $10.5 billion to $13 billion

      0.141% from $13 billion to $17 billion

      0.138% from $17 billion to $21 billion

      0.135% from $21 billion to $27 billion

      0.133% from $27 billion to $34 billion

      0.131% from $34 billion to $44 billion

      0.129% from $44 billion to $55 billion

      0.127% from $55 billion to $71 billion

      0.125% from $71 billion to $89 billion

      0.123% in excess of $89 billion, plus

(b) 2.25% of the Fund’s monthly gross income for the preceding month.

0.69% on the first $500 million 0.59% from $500 million to $1 billion 0.53% in excess of $1 billion.

LTEX	MMF
(a)  0.30%on the first $60 million

      0.18% from $60 million and $1 billion

      0.15% in excess of $1 billion, plus

(b)  3% of the Fund’s first $3,333,333 of monthly gross income; plus 2.5% of such income in excess of $3,333,333.

0.295% on the first $1 billion

0.285% from $1 billion to $2 billion

0.280% from $2 billion to $3 billion

0.275% from $3 billion to $5 billion

0.270% from $5 billion to $8 billion

0.265% from $8 billion to $13 billion

0.262% from $13 billion to $21 billion

0.259% from $21 billion to $34 billion

0.256% in excess of $34 billion.

NEF	NPF
The lower of:

“Old” schedule

0.60% on the first $300 million

0.48% from $300 million to $750 million

0.45% from $750 million to $1.25 billion

0.42% in excess of $1.25 billion.

or

“New” schedule

0.58% on the first $500 million

0.48% from $500 million to $1 billion

0.44% from $1 billion to $1.5 billion

0.41% from $1.5 billion to $2.5 billion

0.39% from $2.5 billion to $4 billion

0.38% from $4 billion to $6.5 billion

0.37% from $6.5 billion to $10.5 billion

0.365% from $10.5 billion to $13 billion

0.36% from $13 billion to $17 billion

0.355% from $17 billion to $21 billion

0.35% from $21 billion to $27 billion

0.345% in excess of $27 billion.

0.60% on the first $500 million

0.50% from $500 million to $1 billion

0.46% from $1 to $1.5 billion

0.43% from $1.5 to $2.5 billion

0.41% from $2.5 to $4 billion

0.40% from $4 to $6.5 billion

0.395% from $6.5 billion to $10.5 billion

0.39% from $10.5 billion to $17 billion

0.385% from $17 billion to $21 billion

0.38% from $21 billion to $27 billion

0.375% from $27 billion to $34 billion

0.37% from $34 billion to $44 billion

0.365% from $44 billion to $55 billion

0.36% in excess of $55 billion.

8-4

NWF	SCWF
0.85% on the first $500 million

0.77% from $500 million to $1 billion

0.71% from $1 billion to $1.5 billion

0.66% from $1.5 billion to $2.5 billion

0.62% from $2.5 billion to $4 billion

0.58% from $4 billion to $6.5 billion

0.54% from $6.5 billion to $10.5 billion

0.51% from $10.5 billion to $17 billion

0.50% from $17 billion to $21 billion

0.49% in excess of $21 billion.

0.80% on the first $1 billion

0.70% from $1 billion to $2 billion

0.67% from $2 billion to $3 billion

0.65% from $3 billion to $5 billion

0.635% from $5 billion to $8 billion

0.625% from $8 billion to $13 billion

0.615% from $13 billion to $17 billion

0.605% from $17 billion to $21 billion

0.60% from $21 billion to $27 billion

0.595% in excess of $27 billion.

STBF	STEX
0.36% on the first $500 million 0.33% from $500 million to $1 billion 0.30% from $1 billion to $1.5 billion 0.28% from $1.5 billion to $2.5 billion 0.26% in excess of $2.5 billion.	0.39% on the first $200 million 0.37% from $200 million to $600 million 0.33% from $600 million to $1.2 billion 0.29% in excess of $1.2 billion.

TEBF	TEFCA
(a)  0.30%on the first $60 million

      0.21% $60 million to $1 billion

      0.18% from $1 billion to $3 billion

      0.15% from $3 billion to $6 billion

      0.13% from $6 billion to $10 billion

      0.12% in excess of $10 billion, plus

(b)  3% of the Fund’s first $3,333,333 of monthly gross income; plus 2.5% of such income between $3,333,333 and $8,333,333; plus 2% of such income in excess of $8,333,333.

(a)  0.30% on the first $60 million

      0.21% from $60 million to $1 billion

      0.18% in excess of $1 billion; plus

(b)  3% of the Fund’s first $3,333,333 of monthly gross income; plus 2.5% of such income in excess of $3,333,333.

TEFMD/VA	WBF
(a) 0.165%on the first $60 million 0.12% in excess of $60 million, plus (b) 1.65%of the Fund’s gross investment income for the preceding month.	0.57% on the first $1 billion 0.50% from $1 billion to $3 billion 0.45% from $3 billion to $6 billion 0.41% from $6 billion to $10 billion 0.38% in excess of $10 billion.

WGI	WMIF
0.600% on the first $500 million

0.500% from $500 million to $1 billion

0.460% from $1 billion to $1.5 billion

0.430% from $1.5 billion to $2.5 billion

0.410% from $2.5 billion to $4 billion

0.400% from $4 billion to $6.5 billion

0.395% from $6.5 billion to $10.5 billion

0.390% from $10.5 billion to $17 billion

0.385% from $17 billion to $21 billion

0.380% from $21 billion to $27 billion

0.375% from $27 billion to $34 billion

0.370% from $34 billion to $44 billion

0.365% from $44 billion to $55 billion

0.360% from $55 billion to $71 billion

0.356% from $71 billion to $89 billion

0.352% from $89 billion to $115 billion

0.350% in excess of $115 billion.

0.225% on the first $3 billion

0.21% from $3 billion to $8 billion

0.20% from $8 billion to $21 billion

0.195% from $21 billion to $34 billion

0.19% from $34 billion to $55 billion

0.185% from $55 billion to $71 billion

0.18% from $71 billion to $89 billion

0.177% in excess of $89 billion.

8-5

APPENDIX 9

CERTAIN INVESTMENT ADVISORY AND SERVICE AGREEMENT PROVISIONS

Fund(s)	Provision
AHIM, AHIT, CIB, EUPAC, IBFA, IGI, LTEX, NEF, NPF, NWF, SCWF, STEX, TEFCA, WBF, WGI	The Investment Adviser agrees that in the event the expenses of the Fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under Rule 12b-1 and extraordinary expenses such as litigation and acquisitions) for any fiscal year ending on a date on which this Investment Advisory and Service Agreement is in effect, exceed the expense limitations, if any, applicable to the Fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Fund in the amount of such excess.
AMBAL, GFA, IFA	The Adviser agrees to reduce the fee payable to it under this Agreement by the amount by which the ordinary operating expenses of the Fund for any fiscal year of the Fund, excluding interest, taxes and extraordinary expenses, shall exceed one and one-half percent (1 1/2%) of the first $30 million of average net assets of the Fund determined pursuant to Section 5, plus one percent (1%) of such average net assets in excess thereof. Costs incurred in connection with the purchase or sale of portfolio securities, including brokerage fees and commissions, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, shall be accounted for as capital items and not as expenses. Proper accruals shall be made by the Fund for any projected reduction hereunder, and corresponding amounts shall be withheld from the fees paid by the Fund to the Adviser. Any additional reduction computed at the end of the fiscal year shall be deducted from the fee for the last month of such fiscal year, and any excess shall be paid to the Fund immediately after the fiscal year end, and in any event prior to publication of the Fund’s annual report as a reduction of the fees previously paid during the fiscal year.
AMCAP	In addition to paying the costs and expenses provided for above, the Investment Adviser agrees to pay to the Fund annually, immediately after the fiscal year end and in any event prior to publication of its annual report, the amount by which the total expenses of the Fund for any particular fiscal year, except taxes and interest, exceed an amount equal to one percent (1%) of the average of the total net asset value of the Fund for the year. The average of the total net asset value for the year in question shall be the average of the twelve (12) month-end total net asset value computations made for that year pursuant to the provisions of paragraph 4 hereof.
AMF	In addition to paying the costs and expenses provided for above, the Investment Adviser agrees to pay the Fund annually the amount by which the total expenses for any particular fiscal year (November 1st to October 31st), except taxes and such expenses, if any, as may be incurred in connection with any merger, reorganization, or recapitalization, exceed the sum of the following: (i) an amount equal to one percent (1%) of the first $25 million of the average of the net assets for the year; and (ii) an amount equal to three-fourths of one percent ( 3/4 of 1%) of the average of the net assets for the year which is in excess of $25 million. The average of the net assets for the year in question shall be the average of the twelve (12) month-end net assets computations made for that year pursuant to the provisions of Section 3 hereof.
BFA	The Investment Adviser agrees to reduce the fee payable to it under this Agreement (a) by the amount by which ordinary operating expenses of the Fund for any fiscal year of the Fund, excluding interest, taxes and extraordinary expenses such as litigation, shall exceed the greater of (i) one percent (1%) of the average month-end net assets of the Fund for such fiscal year or (ii) ten percent (10%) of the Fund’s gross investment income, and (b) by any additional amount necessary to assure that such ordinary operating expenses of the Fund in any year after such reduction, do not exceed the lesser of (i) one and one-half percent (1 1/2%) of the first $30 million of average month-end assets of the Fund, plus one percent (1%) of the average month-end net assets in excess thereof or (ii) twenty-five percent (25%) of the Fund’s gross investment income. Costs incurred in connection with the purchase or sale of portfolio securities, including brokerage fees and commissions, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, shall be accounted for as capital items and not as expenses. Proper accruals shall be made by the Fund for any projected reduction hereunder, and corresponding amounts shall be withheld from the fees paid by the

9-1

Fund(s)	Provision
Fund to the Investment Adviser. Any additional reduction computed at the end of the fiscal year shall be deducted from the fee for the last month of such fiscal year, and any excess shall be paid to the Fund immediately after the fiscal year end, and in any event prior to publication of the Fund’s Annual Report as a reduction of the fees previously paid during the fiscal year.
FI	The Adviser agrees to reduce the fee payable to it under this Agreement by the amount by which the ordinary operating expenses of the Fund for any fiscal year of the Fund, excluding interest, taxes and extraordinary expenses, shall exceed one percent of the average net assets of the Fund determined pursuant to Section 5. Costs incurred in connection with the purchase or sale of portfolio securities, including brokerage fees and commissions, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, shall be accounted for as capital items and not as expenses. Proper accruals shall be made by the Fund for any projected reduction hereunder and corresponding amounts shall be withheld from the fees paid by the Fund to the Adviser. Any additional reduction computed at the end of the fiscal year shall be deducted from the fee for the last month of such fiscal year, and any excess shall be paid to the Fund immediately after the fiscal year end, and in any event prior to the publication of the Fund’s annual report, as a reduction of the fees previously paid during the fiscal year.
GVT	The fee payable pursuant to section 7 with respect to the Fund will be reduced (a) by the amount that the Fund’s annual ordinary net operating expenses for any fiscal year exceed 1.0% of the average month-end net assets of the Fund for such fiscal year and (b) by any additional amount necessary to assure that such expenses do not exceed the most restrictive applicable expense limitation (if any) in those states in which the Fund’s shares currently are being offered for sale. Expenses that are not subject to this limitation include interest, taxes, extraordinary items such as litigation and, with respect to state expense limitation provisions, any items excludable under such provisions. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.
ICA	The Investment Adviser agrees that in the event the normal operating expenses of the Company, including the compensation paid to the Investment Adviser pursuant to Section 5 above, and the expenses of the Company referred to in Section 4 above but excluding interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions, for any fiscal year during which this Agreement is in effect, exceed the expense limitations applicable to the Company imposed by state securities laws or any regulations thereunder, the Investment Adviser will reduce its fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Company in the amount of such excess. Under the most restrictive State regulations, as of the effective date of this Agreement, the Investment Adviser would be required to reimburse the Company if the normal operating expenses exceed the lesser of (i) one and one-half percent (1 1/2%) of the average value of the Company’s net assets for the fiscal year up to $30 million, plus one percent (1%) of the average value of the Company’s net assets for the fiscal year in excess of $30 million, or (ii) twenty-five percent (25%) of the gross investment income of the Company.
TEBF	Within thirty days following the close of any fiscal year of the Fund, the Adviser will pay to the Fund a sum equal to the amount by which the aggregate expenses of the Fund incurred during such fiscal year, but excluding interest, taxes, brokerage costs, and extraordinary expenses such as litigation and acquisitions, exceed the lesser of either twenty-five (25%) of gross income of the Fund for the preceding year or the sum of (a) one and one-half percent (1 1/2%) of the average daily net assets of the preceding year up to and including $30,000,000 and (b) one percent (1%) of any excess of average daily net assets of the preceding year over $30,000,000. The obligation of the Adviser to reimburse the Fund for expenses incurred for any year may be terminated or revised at any time by the Adviser to the Fund by notice in writing from the Adviser to the Fund, provided, however, that termination or revision of the Adviser’s obligation to reimburse for expenses is not to be effective with respect to the fiscal year within which such notice is given.

9-2

APPENDIX 10

Investment Adviser’s Board of Directors

Name of Director	Principal Occupation
Timothy D. Armour	President and Director, Capital Research and Management Company; Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.*
Kevin G. Clifford	President, Chief Executive Officer and Director, American Funds Distributors, Inc.*; Director, American Funds Service Company*; Director, Capital Research and Management Company; Director, Capital International Funds Company*
Mark E. Denning	Senior Vice President – Capital Research Global Investors, Capital Research Company; Director, Capital Research and Management Company; Director, Capital International Limited*
James E. Drasdo	Senior Vice President – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
James K. Dunton	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Abner D. Goldstine	Senior Vice President – Fixed-Income, Capital Research and Management Company; Director, Capital Research and Management Company
Joyce E. Gordon	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Paul G. Haaga, Jr.	Vice Chairman, Capital Research and Management Company; Senior Vice President – Fixed-Income, Capital Research and Management Company
Carl M. Kawaja	Senior Vice President – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Director, Capital International, Inc.*; Director, Capital International Asset Management, Inc.*
Michael T. Kerr	Senior Vice President – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Robert W. Lovelace	Executive Vice President and Director, Capital Research and Management Company; Senior Vice President – Capital World Investors, Capital Research and Management Company
Mark R. Macdonald	Senior Vice President – Fixed-Income, Capital Research and Management Company; Director, Capital Research and Management Company
Robert G. O’Donnell	Senior Vice President – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Dina N. Perry	Senior Vice President – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
John H. Phelan, Jr.	President and Director, American Funds Service Company*; Director, American Funds Distributors, Inc.*; Senior Vice President and Director, Capital Research and Management Company
James F. Rothenberg (Principal Executive Officer)	Chairman of the Board and Principal Executive Officer, Capital Research and Management Company; Director and Non-Executive Chair, American Funds Distributors, Inc.*; Director and Non-Executive Chair, The Capital Group Companies, Inc.*
R. Michael Shanahan	Director and Chairman Emeritus, Capital Research and Management Company; Director, American Funds Distributors, Inc.*; Chairman of the Executive Committee, The Capital Group Companies, Inc.*; Chairman of the Board, Capital Management Services, Inc.*; Director, Capital Strategy Research, Inc.*
Eugene P. Stein	Senior Vice President – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Vice Chairman, Capital Strategy Research, Inc.*
Catherine M. Ward	Senior Vice President and Director, Capital Research and Management Company; Director, American Funds Service Company*; Chairperson and President, Capital Group Research, Inc.*
Gregory W. Wendt	Senior Vice President – Capital Research Global Investors, Capital Research Company; Director, Capital Research and Management Company; Director, American Funds Distributors, Inc.*; Director, Capital Management Services, Inc.*

*	Company affiliated with Capital Research and Management Company
The address for all directors of Capital Research and Management Company is 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

10-1

APPENDIX 11

Fund Capitalization by Share Class

(as of June 30, 2009)

	Share Classes
Fund	A	B	C	F-1	F-2
AFTD	221,194,945	N/A	N/A	N/A	N/A
AHIM	135,797,898	3,455,495	9,685,079	12,263,627	2,411,988
AHIT	966,438,957	55,000,170	110,013,363	144,238,915	30,472,113
AMBAL	1,883,080,577	229,276,506	284,616,690	58,668,949	9,392,002
AMCAP	818,165,753	46,759,383	71,537,293	93,236,951	15,786,895
AMF	559,904,754	21,060,897	28,504,219	17,933,136	5,156,464
BFA	2,295,576,195	114,450,642	258,862,910	276,094,992	54,216,759
CIB	1,244,967,043	79,948,285	184,097,660	71,208,846	20,264,527
EUPAC	1,078,940,497	28,352,356	75,697,337	195,560,094	62,376,224
FI	955,664,721	31,613,738	58,333,639	112,170,540	15,293,191
GFA	2,487,524,815	175,996,548	314,210,095	682,428,611	113,954,275
GVT	362,651,176	27,560,786	52,067,417	14,285,701	4,222,531
IBFA	393,087,952	16,305,786	25,770,876	36,958,995	17,826,770
ICA	1,973,637,398	91,389,440	90,183,279	46,105,595	12,700,394
IFA	3,266,712,107	207,132,326	408,158,404	130,529,234	24,813,044
IGI	57,442,904	745,196	3,522,909	6,604,410	4,776,513
LTEX	109,137,572	1,692,068	4,795,368	7,142,080	12,606,355
MMF	1,455,395,367	12,613,582	17,143,839	1,507,671	169,134,093
NEF	265,910,728	6,008,258	8,090,779	7,570,631	1,618,065
NPF	1,319,415,908	45,461,573	57,340,286	34,890,358	10,162,054
NWF	222,778,278	9,149,213	17,628,811	22,650,154	6,778,736
SCWF	423,896,555	15,480,666	25,478,010	19,272,850	4,509,207
STBF	231,094,037	8,292,827	23,417,886	16,795,267	21,878,552
STEX	595,090,474	N/A	N/A	N/A	N/A
TEBF	589,201,013	9,500,335	32,649,093	76,881,043	19,704,501
TEFCA	86,538,697	1,092,910	6,869,590	7,731,980	6,183,677
TEFMD	18,672,653	716,393	2,183,543	1,360,736	462,140
TEFVA	21,399,136	583,131	1,892,255	1,799,972	763,685
WBF	297,229,270	12,954,009	34,142,220	57,804,239	13,577,412
WGI	1,691,022,323	94,497,207	195,740,330	124,506,409	27,971,869
WMIF	1,695,271,412	67,925,482	80,834,606	74,657,759	14,035,631

	Share Classes
Fund	529-A	529-B	529-C	529-E	529-F-1
AFTD	N/A	N/A	N/A	N/A	N/A
AHIM	N/A	N/A	N/A	N/A	N/A
AHIT	15,741,933	2,115,914	6,249,857	880,903	683,286
AMBAL	77,669,397	18,064,725	31,351,170	4,890,082	2,378,074
AMCAP	28,283,803	4,779,832	8,430,337	1,656,349	1,190,236
AMF	10,231,344	1,622,979	2,940,950	566,056	383,041
BFA	58,298,878	7,214,672	28,337,295	3,174,441	2,888,574
CIB	25,726,504	3,213,728	9,732,153	1,204,029	718,888
EUPAC	19,786,895	2,509,697	7,765,816	1,117,128	1,313,324
FI	20,745,758	2,203,902	6,254,860	925,726	870,776
GFA	101,588,868	17,439,702	31,651,238	5,335,980	3,094,721
GVT	10,395,777	1,889,220	5,584,719	634,400	654,129

11-1

	Share Classes
Fund	529-A	529-B	529-C	529-E	529-F-1
IBFA	14,770,094	1,775,955	5,434,247	796,372	2,661,428
ICA	44,375,814	8,052,541	12,380,748	1,913,898	785,797
IFA	43,305,316	6,613,442	17,273,800	2,067,284	1,273,006
IGI	378,868	19,401	71,835	16,614	4,683
LTEX	N/A	N/A	N/A	N/A	N/A
MMF	29,103,969	2,141,239	6,221,419	1,035,341	1,721,430
NEF	4,801,757	666,892	1,628,011	261,112	211,675
NPF	31,945,719	4,594,569	8,505,133	1,820,982	607,282
NWF	7,876,863	846,631	1,877,043	417,642	292,184
SCWF	13,697,900	1,783,115	5,263,240	821,082	1,126,396
STBF	6,775,215	537,870	2,065,688	374,725	752,887
STEX	N/A	N/A	N/A	N/A	N/A
TEBF	N/A	N/A	N/A	N/A	N/A
TEFCA	N/A	N/A	N/A	N/A	N/A
TEFMD	N/A	N/A	N/A	N/A	N/A
TEFVA	N/A	N/A	N/A	N/A	N/A
WBF	9,097,078	979,287	4,773,903	487,845	811,932
WGI	51,428,573	5,687,997	14,203,667	2,304,435	1,363,815
WMIF	36,251,310	6,354,836	11,562,451	2,095,693	1,810,572

	Share Classes
Fund	R-1	R-2	R-3	R-4	R-5	R-6
AFTD	4,276,087	132,387,490	145,892,360	60,751,420	27,706,475	N/A
AHIM	N/A	N/A	N/A	N/A	4,920	N/A
AHIT	1,601,439	15,574,781	25,333,274	14,930,714	19,135,729	3,563,044
AMBAL	7,081,567	64,147,236	145,298,138	136,657,975	60,735,516	21,308,844
AMCAP	2,466,499	24,333,963	34,524,623	25,626,862	43,832,212	18,593,030
AMF	694,166	6,020,792	7,908,600	3,148,947	5,743,103	12,807,158
BFA	8,776,744	62,990,021	91,826,475	67,782,242	39,814,365	10,920,729
CIB	2,621,262	13,175,761	16,981,230	6,653,609	8,059,560	5,571,435
EUPAC	6,012,110	32,223,108	169,587,930	277,801,012	452,837,417	103,924,988
FI	2,956,058	16,179,205	48,115,260	45,320,093	38,771,694	12,094,257
GFA	19,338,973	96,549,720	462,602,865	639,192,708	607,332,602	24,222,076
GVT	1,002,897	14,443,370	12,623,281	11,323,535	3,860,620	23,904,978
IBFA	757,598	10,896,397	11,389,781	5,491,942	2,561,354	899,483
ICA	2,403,328	23,355,931	29,097,300	29,591,533	74,917,147	15,996,688
IFA	5,321,877	33,156,897	66,667,470	44,670,839	28,152,934	18,250,049
IGI	69,037	132,014	108,098	75,053	249,834	2,547,001
LTEX	N/A	N/A	N/A	N/A	N/A	N/A
MMF	84,775	8,453,326	11,594,624	4,177,108	3,995,273	14,048
NEF	674,335	4,960,885	5,452,564	3,686,432	7,295,511	5,721,024
NPF	2,100,097	22,322,091	44,623,028	36,210,814	96,881,408	13,050,199
NWF	668,429	5,986,179	5,701,506	3,304,310	10,225,310	3,462,521
SCWF	1,175,767	20,105,479	17,285,642	12,186,583	8,817,440	9,467,454
STBF	307,338	1,369,559	1,015,893	507,140	920,024	N/A
STEX	N/A	N/A	N/A	N/A	N/A	N/A
TEBF	N/A	N/A	N/A	N/A	910	N/A
TEFCA	N/A	N/A	N/A	N/A	N/A	N/A
TEFMD	N/A	N/A	N/A	N/A	N/A	N/A
TEFVA	N/A	N/A	N/A	N/A	N/A	N/A
WBF	755,222	6,092,518	6,589,100	4,173,752	5,543,244	4,107,374
WGI	5,919,680	36,861,000	62,409,735	51,384,862	47,838,210	10,608,514
WMIF	2,295,766	28,143,809	51,461,851	47,806,005	34,321,814	17,892,335

11-2

	Share Classes
Fund	A	R1	R2	R3	R4	R5	R6
AFTD 2010	30,758,922	226,743	10,461,681	15,346,993	7,008,176	3,502,984	N/A
AFTD 2015	38,389,988	712,060	17,509,073	22,595,221	8,887,553	3,500,207	N/A
AFTD 2020	40,217,950	716,503	22,830,837	27,692,389	12,465,205	4,880,771	N/A
AFTD 2025	32,355,999	587,220	22,070,972	22,380,328	10,559,226	4,398,708	N/A
AFTD 2030	28,208,425	853,830	20,695,998	21,436,340	8,625,993	4,030,210	N/A
AFTD 2035	19,858,184	386,485	14,959,590	13,446,311	5,301,832	2,861,059	N/A
AFTD 2040	15,079,455	431,453	11,624,754	11,555,129	4,185,324	2,494,752	N/A
AFTD 2045	7,366,403	154,317	5,764,173	5,431,573	1,871,317	1,109,125	N/A
AFTD 2050	8,959,618	207,476	6,470,411	6,008,075	1,846,793	928,660	N/A

11-3

APPENDIX 12

5% Shareholder Table

			AHIM		AHIT		AMBAL		AMCAP		AMF
Name and Address	Ownership	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding
Edward D. Jones & Co. Omnibus Account Maryland Heights, MO	Record	A B C	33,870,629 712,172 631,060	25.03 20.65 6.56	239,940,628 9,218,274 —	24.85 16.75 —	397,434,254 20,776,111 —	21.10 9.06 —	154,434,736 3,629,460 —	18.87 7.76 —	154,520,600 3,014,929 —	27.59 14.31 —
First Clearing, LLC Custody Account St. Louis, MO	Record	A B C F-1	12,480,283 390,344 1,097,705 740,125	9.22 11.32 11.41 6.07	79,963,790 6,491,940 15,394,045 17,330,871	8.28 11.80 14.02 12.06	131,990,953 22,144,551 31,167,781 4,198,749	7.01 9.65 10.95 7.16	64,594,160 4,113,732 7,724,179 4,677,933	7.89 8.79 10.80 5.02	35,762,260 1,517,858 3,254,771 1,074,105	6.39 7.20 11.42 6.00
Merrill Lynch Omnibus Account Jacksonville, FL	Record	B C F-2 R-3 R-4 R-5	274,144 1,157,199 461,678 — — —	7.95 12.03 19.18 — — —	— 10,422,766 5,344,804 — — —	— 9.49 17.63 — — —	— 37,665,694 4,603,885 — — 4,645,256	— 13.23 49.04 — — 7.65	— 9,973,010 3,749,365 1,938,400 1,615,215 —	— 13.95 23.84 5.61 6.30 —	— 2,803,034 1,084,521 — — —	— 9.84 21.09 — — —
Citigroup Global Markets, Inc. Omnibus Account New York, NY	Record	C F-1	500,643 —	5.21 —	10,470,217 12,167,997	9.54 8.47	27,977,755 4,171,138	9.83 7.11	5,767,782 10,665,389	8.07 11.45	2,594,882 —	9.11 —
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	F-1 F-2 R-4 R-5	1,388,131 137,176 — —	11.39 5.70 — —	15,545,214 2,969,636 — 1,356,566	10.82 9.79 — 7.09	5,506,546 — — —	9.39 — — —	10,707,450 — — —	11.49 — — —	— 435,273 157,607 —	— 8.46 5.01 —
LPL Financial Omnibus Account San Diego, CA	Record	F-1 F-2	— 261,301	— 10.85	— —	— —	3,621,227 723,941	6.18 7.71	— 2,323,321	— 14.77	1,051,733 —	5.87 —
NFS, LLC FEBO; Commerce National Bank Dallas, TX	Record; Beneficial	F-2	248,675	10.33	—	—	—	—	8,482,821	5.17	—	—
Capital Guardian Trust Company Personal Investment Management Account #1 Irvine, CA	Record Beneficial	F-2	204,950	8.51	—	—	—	—	—	—	—	—
Capital Guardian Trust Company Personal Investment Management Account #2 Irvine, CA	Record Beneficial	F-2	—	—	—	—	—	—	1,217,452	7.74	—	—
Capital Guardian Trust Company Personal Investment Management Account #3 Irvine, CA	Record Beneficial	F-2	—	—	—	—	—	—	—	—	608,954	11.84
Hartford Life Insurance Co. Separate Account 401K Plan Hartford, CT	Record Beneficial	R-1 R-3	— —	— —	— —	— —	2,718,078 13,156,467	38.39 9.06	760,209 2,530,102	30.92 7.33	216,792 1,952,251	31.44 24.69
ING Life Insurance & Annuity Hartford, CT	Record	R-3	—	—	—	—	21,493,613	14.79	9,347,147	15.25	—	—
Nationwide Trust Company Columbus, OH	Record	R-3 R-5	— —	— —	4,283,092 2,541,403	16.91 13.28	23,135,604 4,536,560	5.10 7.47	2,403,493 —	6.96 —	— 495,954	— 8.64
NFS, LLC FEBO; Transamerica Life Insurance Los Angeles, CA	Record; Beneficial	R-3	—	—	—	—	—	—	2,117,058	6.13	—	—
Principal Financial Group Omnibus Account Des Moines, IA	Record	R-3	—	—	1,266,377	5.00	—	—	2,556,964	7.30	731,489	5.42
John Hancock Life Insurance Co. USA Omnibus Account, Boston, MA	Record	R-4	—	—	—	—	29,904,827	21.89	—	—	5,618,981	17.47
Wesco; 401K Plan Charlotte, NC	Record; Beneficial	R-4	—	—	—	—	—	—	2,003,600	7.82	—	—
CenturyTel, Inc.; 401K Plan Owings Mills, MD	Record; Beneficial	R-4	—	—	—	—	—	—	1,558,269	6.08	—	—

12-1

5% Shareholder Table (Continued)

			AHIM		AHIT		AMBAL		AMCAP		AMF
Name and Address	Ownership	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding
Boehringer Ingelheim Corporation; 401K Plan Pittsburgh, PA	Record; Beneficial	R-5	—	—	—	—	—	—	5,611,269	12.80	—	—
The Capital Group Companies; Retirement Plans Los Angeles, CA	Record; Beneficial	R-5	—	—	4,674,927	24.43	—	—	—	—	958,300	16.68
Delta; Retirement Plan Minneapolis, MN	Record; Beneficial	R-5	—	—	1,207,203	6.31	—	—	—	—	—	—
Edward D. Jones & Co.; Retirement Plan Norwood, MA	Record; Beneficial	R-5	—	—	1,407,126	7.35	—	—	—	—	984,258	17.14
Financial Insurance Services; Defined Benefit Plan La Jolla, CA	Record; Beneficial	R-5	4,724	96.43	—	—	—	—	8,482,821	5.17	—	—
Northern California Pipe Trade Local 342 Phoenix, AZ	Record	R-5	—	—	966,805	5.05	—	—	—	—	—	—
NFS, LLC FEBO; 401K Plans Covington, KY	Record; Beneficial	R-5	—	—	—	—	14,870,462	24.48	16,241,220	37.05	925,469	16.11
Saxon & Co.; Retirement Plan Philadelphia, PA	Record; Beneficial	R-5	—	—	—	—	—	—	—	—	317,483	5.53
UBS Financial Services, Inc., Chicago, IL	Record	R-5	—	—	—	—	3,085,175	5.08	—	—	—	—
Wells Fargo Bank NA FBO; Retirement Plan Minneapolis, MN	Record; Beneficial	R-5	—	—	—	—	—	—	—	—	512,293	8.92
The Capital Group Companies Charitable Foundation, Irvine, CA	Record Beneficial	R-6	—	—	2,270,349	63.72	—	—	—	—	—	—
American Funds 2010 Target Date Retirement Fund, Norfolk, VA	Record	R-6	—	—	1,278,746	35.89	2,626,902	12.33	1,405,169	7.56	1,657,327	12.94
American Funds 2015 Target Date Retirement Fund, Norfolk, VA	Record	R-6	—	—	—	—	3,920,775	18.40	2,289,787	12.32	1,933,622	15.10
American Funds 2020 Target Date Retirement Fund, Norfolk, VA	Record	R-6	—	—	—	—	4,477,405	21.01	3,121,431	16.79	2,216,532	17.31
American Funds 2025 Target Date Retirement Fund, Norfolk, VA	Record	R-6	—	—	—	—	3,751,231	17.60	3,163,776	17.02	1,862,045	14.54
American Funds 2030 Target Date Retirement Fund, Norfolk, VA	Record	R-6	—	—	—	—	2,767,682	12.99	3,114,545	16.75	1,675,000	13.08
American Funds 2035 Target Date Retirement Fund, Norfolk, VA	Record	R-6	—	—	—	—	1,298,102	6.09	2,106,367	11.33	1,245,604	9.73
American Funds 2040 Target Date Retirement Fund, Norfolk, VA	Record	R-6	—	—	—	—	—	—	1,680,278	9.04	1,080,763	8.44

12-2

5% Shareholder Table (Continued)

			BFA		CIB		EUPAC		FI		GFA
Name and Address	Ownership	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding
Edward D. Jones & Co. Omnibus Account Maryland Heights, MO	Record	A B F-1	518,217,079 15,888,727 71,168,320	22.58 13.87 25.89	438,639,402 17,184,236 —	35.22 21.48 —	91,463,361 1,640,127 —	8.48 5.78 —	259,997,015 5,632,888 8,403,395	27.20 17.81 7.51	411,038,636 14,194,744 —	16.52 8.06 —
First Clearing, LLC Custody Account St. Louis, MO	Record	A B C F-1 R-1	188,920,068 10,713,972 28,121,363 17,658,745 —	8.23 9.35 10.88 6.42 —	109,993,334 8,750,121 25,208,152 7,189,628 168,334	8.83 10.94 13.69 10.10 6.42	69,598,413 2,911,848 8,691,759 18,920,907 —	6.45 10.26 11.48 9.70 —	68,171,859 2,310,822 5,957,442 — —	7.13 7.31 10.22 — —	174,136,655 17,006,638 34,169,264 46,967,671 —	7.00 9.66 10.88 6.89 —
Merrill Lynch Omnibus Account Jacksonville, FL	Record	B C F-2 R-2 R-3 R-5 R-6	6,047,193 37,356,939 14,941,971 — 5,892,004 — —	5.28 14.45 27.74 — 6.42 — —	4,657,156 26,523,714 7,810,900 — — — —	5.82 14.40 38.58 — — — —	— 12,794,752 11,709,641 — — — 43,277,660	— 16.90 18.87 — — — 41.64	— 5,901,701 3,643,073 — — — —	— 10.13 23.89 — — — —	9,268,259 62,706,045 37,054,877 5,696,396 37,248,888 47,847,423 —	5.26 19.96 32.64 5.90 8.05 7.88 —
Citigroup Global Markets, Inc. Omnibus Account, New York, NY	Record	B C F-1	— 22,177,520 —	— 8.58 —	5,216,867 26,113,315 5,384,207	6.52 14.18 7.56	1,917,295 13,611,084 17,944,242	6.76 17.98 9.20	— 8,827,334 26,383,497	— 15.15 23.58	— 37,288,308 73,436,177	— 11.87 10.77
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	F-1 F-2 R-4 R-5	— — — —	— — — —	5,396,737 — — 737,801	7.58 — — 9.15	20,659,480 8,668,704 16,600,391 29,386,233	10.59 13.97 5.98 6.50	7,099,578 1,228,185 2,845,844 4,649,295	6.35 8.06 6.28 11.99	70,536,924 18,610,337 51,922,486 51,419,776	10.35 16.39 8.12 8.47
LPL Financial Omnibus Account, San Diego, CA	Record	F-1 F-2	— —	— —	4,484,851 —	6.30 —	— —	— —	11,361,027 2,006,498	10.16 13.16	49,751,298 9,741,883	7.30 8.58
Morgan Stanley & Co., Inc. Omnibus Account, Jersey City, NJ	Record	F-1	18,671,037	6.79	—	—	11,191,153	5.74	—	—	44,523,998	6.53
Hartford Life Insurance Co. Separate Account 401K Plan, Hartford, CT	Record Beneficial	R-1 R-3	2,545,878 7,215,220	29.01 7.86	1,120,684 3,330,700	42.75 19.61	2,292,166 —	38.12 —	835,307 —	28.27 —	8,587,673 23,222,433	44.43 5.02
Church of God, Des Moines, IA	Record	R-1	—	—	—	—	446,045	7.42	—	—	—	—
Great-West Life & Annuity Insurance Co. Greenwood Village, CO	Record	R-3	—	—	—	—	10,636,563	6.27	—	—	—	—
ING Life Insurance & Annuity, Hartford, CT	Record	R-3	—	—	—	—	13,795,397	8.14	—	—	35,844,652	7.75
Nationwide Trust Company, Columbus, OH	Record	R-3 R-5	5,565,128 2,773,016	6.06 6.97	906,649 661,823	5.34 8.21	— —	— —	— —	— —	23,855,163 —	5.16 —
NFS, LLC FEBO; Transamerica Life Insurance Los Angeles, CA	Record; Beneficial	R-3	—	—	—	—	—	—	3,532,154	7.34	—	—
John Hancock Life Insurance Co. USA Omnibus Account, Boston, MA	Record	R-4	—	—	—	—	21,094,702	7.59	—	—	32,814,263	5.13
NFS, LLC FEBO; 401K Plans, Covington, KY	Record; Beneficial	R-4 R-5	— —	— —	— —	— —	25,885,258 61,965,364	9.32 13.70	6,551,182 8,217,598	14.46 21.20	79,009,491 110,892,472	12.36 18.26
NFS, LLC FEBO; Advisory Trust Company of Delaware, Phoenix, AZ	Record; Beneficial	R-4	—	—	418,119	6.29	—	—	—	—	—	—
Principal Financial Group Omnibus Account Des Moines, IA	Record	R-4	—	—	—	—	—	—	2,793,511	6.16	—	—
Trader Joe’s Company; Retirement Plan Englewood, CO	Record; Beneficial	R-4	7,694,532	11.35	—	—	—	—	—	—	—	—

12-3

5% Shareholder Table (Continued)

			BFA		CIB		EUPAC		FI		GFA
Name and Address	Ownership	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding
The Capital Group Companies; Retirement Plans Los Angeles, CA	Record; Beneficial	R-5	—	—	1,696,663	21.06	—	—	2,116,641	5.46	—	—
City of Portsmouth; 401K Plan Parsippany, NJ	Record; Beneficial	R-5	2,028,846	5.10	—	—	—	—	—	—	—	—
Edward D. Jones & Co.; Retirement Plan Norwood, MA	Record; Beneficial	R-5	—	—	1,581,585	19.62	—	—	2,067,022	5.33	—	—
Mount Sinai Medical Center; Retirement Plan New York, NY	Record; Beneficial	R-5	2,512,507	6.32	—	—	—	—	—	—	—	—
Orlando Regional Healthcare System Retirement Plan, Englewood, CO	Record Beneficial	R-5	2,218,271	5.58	—	—	—	—	—	—	—	—
Mac & Co.; Retirement Plan Pittsburgh, PA	Record; Beneficial	R-5 R-6	— —	— —	547,215 —	6.79 —	— —	— —	— —	— —	— 3,552,227	— 14.67
UBS Financial Services, Inc., Chicago, IL	Record	R-5	—	—	515,903	6.40	—	—	—	—	—	—
American Funds 2010 Target Date Retirement Fund, Norfolk, VA	Record	R-6	4,523,020	41.42	878,822	15.77	—	—	1,191,675	9.85	—	—
American Funds 2015 Target Date Retirement Fund, Norfolk, VA	Record	R-6	4,658,739	42.66	985,493	17.69	—	—	1,652,643	13.66	1,315,894	5.43
American Funds 2020 Target Date Retirement Fund, Norfolk, VA	Record	R-6	1,713,302	15.69	1,122,820	20.15	—	—	1,894,742	15.67	1,797,748	7.42
American Funds 2025 Target Date Retirement Fund, Norfolk, VA	Record	R-6	—	—	943,151	16.93	—	—	1,585,779	13.11	1,853,401	7.65
American Funds 2030 Target Date Retirement Fund, Norfolk, VA	Record	R-6	—	—	785,042	14.09	—	—	1,540,523	12.74	1,824,562	7.53
American Funds 2035 Target Date Retirement Fund, Norfolk, VA	Record	R-6	—	—	386,898	6.94	—	—	1,272,063	10.52	1,231,122	5.08
American Funds 2040 Target Date Retirement Fund, Norfolk, VA	Record	R-6	—	—	—	—	—	—	1,079,594	8.93	—	—
Wachovia Corporation; FBO 401K Plan Charlotte, NC	Record; Beneficial	R-6	—	—	—	—	14,451,529	13.91	—	—	—	—
Wells Fargo Bank NA; FBO 401K Plan Minneapolis, MN	Record; Beneficial	R-6	—	—	—	—	19,489,543	18.75	—	—	—	—
Wells Fargo Bank NA; FBO Retirement Plan Minneapolis, MN	Record; Beneficial	R-6	—	—	—	—	—	—	—	—	1,370,366	5.66
North State Telephone Company Retirement Plan, High Point, NC	Record Beneficial	R-6	—	—	—	—	—	—	765,870	6.33	—	—
The Depository Trust Co.; Retirement Plan Quincy, MA	Record; Beneficial	R-6	—	—	—	—	—	—	—	—	2,520,024	10.40
Honda America Manufacturing; 401K Plan Marysville, OH	Record; Beneficial	R-6	—	—	—	—	—	—	—	—	1,425,798	5.89

12-4

5% Shareholder Table (Continued)

			GVT		IBFA		ICA		IFA		IGI
Name and Address	Ownership	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding
Edward D. Jones & Co. Omnibus Account Maryland Heights, MO	Record	A B R-1	61,389,316 2,690,031 —	16.92 9.75 —	56,861,540 1,294,362 —	14.47 7.93 —	414,116,457 11,855,272 —	20.98 12.96 —	971,089,783 34,768,177 —	29.72 16.77 —	16,328,551 214,514 5,765	28.46 28.77 8.40
First Clearing, LLC Custody Account St. Louis, MO	Record	A B C F-1 R-1	22,698,703 1,904,041 3,364,014 — —	6.26 6.90 6.46 — —	36,717,105 1,499,503 2,837,417 9,200,056 69,842	9.34 9.19 10.99 24.95 9.22	153,767,159 8,028,951 10,491,975 6,675,470 —	7.79 8.78 11.63 14.49 —	302,652,306 21,580,034 54,171,359 10,643,416 —	9.26 10.41 13.27 8.16 —	6,567,580 44,158 454,748 1,094,591 —	11.45 5.92 12.95 16.62 —
Merrill Lynch Omnibus Account Jacksonville, FL	Record	B C F-2 R-5	2,659,083 10,561,655 1,227,338 410,900	9.64 20.29 29.06 10.64	1,019,329 2,896,221 1,550,943 —	6.24 11.22 8.70 —	— 12,329,350 3,490,582 —	— 13.67 27.50 —	14,566,940 65,084,685 10,299,443 —	7.03 15.94 41.57 —	— 265,784 356,482 —	— 7.57 7.48 —
Citigroup Global Markets, Inc. Omnibus Account New York, NY	Record	A B C F-1	— — — —	— — — —	— — 1,516,731 —	— — 5.88 —	— 4,645,941 12,165,667 3,532,361	— 5.08 13.49 7.67	— 12,017,507 50,448,653 6,961,826	— 5.80 12.36 5.34	3,177,786 — 456,089 612,167	5.54 — 12.99 9.30
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	F-1 F-2 R-4	— — —	— — —	— — —	— — —	2,806,160 1,027,671 —	6.09 8.10 —	11,991,731 — 2,232,456	9.19 — 5.00	345,690 — —	5.25 — —
LPL Financial Omnibus Account San Diego, CA	Record	F-1 F-2	916,865 —	6.41 —	— —	— —	— —	— —	12,031,371 1,432,942	9.22 5.78	— —	— —
PFPC, Inc. FBO; JJB Hilliard WL Lyons, Inc. King of Prussia, PA	Record; Beneficial	F-1	—	—	5,360,182	14.54	—	—	—	—	—	—
Capital Guardian Trust Company Personal Investment Management Account #4 Irvine, CA	Record Beneficial	F-2	221,649	5.25	—	—	—	—	—	—	—	—
Capital Guardian Trust Company Personal Investment Management Account #5 Irvine, CA	Record Beneficial	F-2	—	—	3,199,321	17.94	—	—	—	—	—	—
Capital Guardian Trust Company Personal Investment Management Account #6 Irvine, CA	Record Beneficial	F-2	—	—	2,745,801	15.40	—	—	—	—	—	—
Capital Guardian Trust Company Personal Investment Management Account #7 Irvine, CA	Record Beneficial	F-2	—	—	—	—	709,075	5.59	—	—	—	—
Capital Guardian Trust Company Personal Investment Management Account #8 Irvine, CA	Record Beneficial	F-2	—	—	—	—	—	—	—	—	656,939	13.78
Capital Guardian Trust Company Personal Investment Management Account #9 Irvine, CA	Record Beneficial	F-2	—	—	—	—	—	—	—	—	364,227	7.64
VCSP/CollegeAmerica; Individual Investor #1 Raleigh, NC	Record; Beneficial	529-B	—	—	—	—	—	—	—	—	2,784	14.34
VCSP/CollegeAmerica; Individual Investor #2 San Diego, CA	Record; Beneficial	529-B	—	—	—	—	—	—	—	—	2,113	10.88
VCSP/CollegeAmerica; Individual Investor #3 Sunbury, PA	Record; Beneficial	529-B	—	—	—	—	—	—	—	—	980	5.04
VCSP/CollegeAmerica; Individual Investor #4 Irvine, CA	Record; Beneficial	529-F1	—	—	—	—	—	—	—	—	653	13.94

12-5

5% Shareholder Table (Continued)

			GVT		IBFA		ICA		IFA		IGI
Name and Address	Ownership	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding
VCSP/CollegeAmerica; Individual Investor #5 Franklin, TN	Record; Beneficial	529-F1	—	—	—	—	—	—	—	—	578	12.32
VCSP/CollegeAmerica; Individual Investor #6 Eugene, OR	Record; Beneficial	529-F1	—	—	—	—	—	—	—	—	488	10.42
Capital Research & Management Company Corporate Account Irvine, CA	Record	529-F1 R-1 R-2 R-3 R-4	— — — — —	— — — — —	— — — — —	— — — — —	— — — — —	— — — — —	— — — — —	— — — — —	408 40,000 40,000 40,000 40,000	8.72 58.31 30.30 37.01 53.31
VCSP/CollegeAmerica; Individual Investor #7 Davidson, NC	Record; Beneficial	529-F1	—	—	—	—	—	—	—	—	275	5.88
VCSP/CollegeAmerica; Individual Investor #8 Madison, GA	Record; Beneficial	529-F1	—	—	—	—	—	—	—	—	235	5.02
VCSP/CollegeAmerica; Individual Investor #9 Lynchburg, VA	Record; Beneficial	529-E	—	—	—	—	—	—	—	—	3,210	19.32
Family Products, LLC; Retirement Plan Van Nuys, CA	Record; Beneficial	R-1	—	—	73,344	9.68	—	—	—	—	—	—
Hartford Life Insurance Co. Separate Account 401K Plan, Hartford, CT	Record Beneficial	R-1 R-3	— —	— —	— —	— —	934,296 3,921,451	38.89 13.48	2,333,824 6,359,933	43.86 9.54	— —	— —
Bolliger, Inc.; 401K Plan, Englewood, CO	Record; Beneficial	R-3	—	—	—	—	—	—	—	—	15,626	14.46
ING Life Insurance & Annuity, Hartford, CT	Record	R-3	—	—	—	—	—	—	9,879,584	14.82	—	—
Nationwide Trust Company Columbus, OH	Record	R-3 R-5	— 264,122	— 6.84	717,320 309,421	6.30 12.08	— —	— —	3,580,688 3,356,725	5.37 11.92	— —	— —
John Hancock Life Insurance Co. USA Omnibus Account, Boston, MA	Record	R-4	1,533,284	13.55	—	—	6,689,738	22.61	—	—	—	—
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	R-4	—	—	—	—	6,862,191	23.19	—	—	—	—
The Montgomery, Co., Inc.; Profit Sharing Plan Hadley, MA	Record; Beneficial	R-4	—	—	—	—	—	—	—	—	10,034	13.37
NFS, LLC FEBO; State Street Bank Trust Co. Purchase, NY	Record; Beneficial	R-4	—	—	—	—	—	—	2,518,171	5.64	—	—
Principal Financial Group Omnibus Account Des Moines, IA	Record	R-1 R-4	— —	— —	— —	— —	149,932 —	6.24 —	— 2,804,206	— 6.28	— —	— —
Profit Sharing Plan #1, Rolling Hills Estates, CA	Beneficial	R-4	—	—	—	—	—	—	—	—	4,889	6.52
Trader Joe’s Company; Retirement Plan Englewood, CO	Record; Beneficial	R-4	3,573,705	31.57	—	—	—	—	—	—	—	—
Axeltech International, Inc.; Retirement Plan Minneapolis, MN	Record; Beneficial	R-5	—	—	132,166	5.16	—	—	—	—	—	—
The Capital Group Companies; Retirement Plans Los Angeles, CA	Record; Beneficial	R-5	817,472	21.17	485,715	18.96	—	—	—	—	229,902	92.02
Edward D. Jones & Co.; Retirement Plan Norwood, MA	Record; Beneficial	R-5	433,401	11.23	—	—	—	—	2,718,746	9.66	—	—
Intersil Corporation; Profit Sharing Plan Baltimore, MD	Record; Beneficial	R-5	—	—	—	—	—	—	2,531,995	8.99	—	—

12-6

5% Shareholder Table (Continued)

			GVT		IBFA		ICA		IFA		IGI
Name and Address	Ownership	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding
Jackson Clinic; Profit Sharing Plan Atlanta, GA	Record; Beneficial	R-5	—	—	—	—	—	—	1,406,775	5.00	—	—
NFS, LLC FEBO; KLA-Tencor Corporation Retirement Plan, Lewisville, TX	Record; Beneficial	R-5	—	—	—	—	—	—	1,613,714	5.73	—	—
Lockheed Martin Corporation; Retirement Plan Quincy, MA	Record; Beneficial	R-5	—	—	—	—	40,051,840	53.46	—	—	—	—
Mercer Trust Company Abbott Laboratories Retirement Plan Norwood, MA	Record Beneficial	R-5	—	—	—	—	6,899,424	9.21	—	—	—	—
Mac & Co.; Retirement Plan Pittsburgh, PA	Record; Beneficial	R-5	—	—	273,333	10.67	—	—	3,506,876	12.46	—	—
Schenck SC; 401K Plan Pittsburgh, PA	Record; Beneficial	R-5	—	—	221,360	8.64	—	—	—	—	—	—
UBS Financial Services, Inc. Chicago, IL	Record	R-5	342,778	8.88	—	—	—	—	—	—	—	—
American Funds 2010 Target Date Retirement Fund Norfolk, VA	Record	R-6	3,620,852	15.15	899,483	100.00	1,505,898	9.41	2,815,407	15.43	—	—
American Funds 2015 Target Date Retirement Fund Norfolk, VA	Record	R-6	4,960,370	20.75	—	—	2,363,208	14.77	3,157,342	17.30	404,082	15.87
American Funds 2020 Target Date Retirement Fund Norfolk, VA	Record	R-6	5,716,680	23.91	—	—	2,711,207	16.95	3,597,848	19.71	458,974	18.02
American Funds 2025 Target Date Retirement Fund Norfolk, VA	Record	R-6	3,585,352	15.00	—	—	2,271,281	14.20	3,021,779	16.56	397,205	15.59
American Funds 2030 Target Date Retirement Fund Norfolk, VA	Record	R-6	2,191,075	9.17	—	—	2,185,976	13.67	2,515,299	13.78	348,730	13.69
American Funds 2035 Target Date Retirement Fund Norfolk, VA	Record	R-6	1,460,893	6.11	—	—	1,672,811	10.46	1,239,599	6.79	322,892	12.68
American Funds 2040 Target Date Retirement Fund Norfolk, VA	Record	R-6	—	—	—	—	1,412,988	8.83	—	—	260,514	10.23
American Funds 2050 Target Date Retirement Fund Norfolk, VA	Record	R-6	—	—	—	—	—	—	—	—	139,501	5.48

12-7

5% Shareholder Table (Continued)

			LTEX		MMF [1]		NEF		NPF		NWF
Name and Address	Ownership	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding
Edward D. Jones & Co. Omnibus Account Maryland Heights, MO	Record	A B	13,952,600 171,088	12.84 10.07	1,972,216,415 82,550,980	8.85 10.83	33,023,203 379,149	12.42 6.31	217,167,196 4,627,796	16.45 10.17	42,005,201 1,142,064	18.86 12.48
First Clearing, LLC Custody Account St. Louis, MO	Record	A B C F-1 R-1	12,728,322 184,442 510,550 750,810 —	11.71 10.85 10.63 10.54 —	1,900,319,594 87,682,098 91,319,143 7,543,094 —	8.53 11.50 11.33 8.36 —	23,125,183 440,476 1,197,389 526,627 —	8.69 7.33 14.81 6.96 —	84,538,448 3,158,388 5,562,742 3,189,984 —	6.41 6.94 9.70 9.17 —	19,079,883 608,386 2,432,905 4,302,775 38,339	8.57 6.65 13.81 19.07 5.74
Merrill Lynch Omnibus Account Jacksonville, FL	Record	B C F-2 R-3	318,911 1,072,527 1,242,326 —	18.77 22.34 9.87 —	— — — —	— — — —	— 549,496 489,235 359,734	— 6.80 30.23 6.58	— 8,842,932 5,231,594 —	— 15.42 51.21 —	— 1,116,196 800,017 —	— 6.34 11.90 —
Citigroup Global Markets, Inc. Omnibus Account New York, NY	Record	C F-1	329,551 —	6.86 —	70,031,637 —	8.69 —	551,512 626,462	6.82 8.28	7,856,549 2,873,270	13.70 8.26	1,574,096 1,171,333	8.94 5.19
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	F-1 R-4	— —	— —	— —	— —	387,633 —	5.12 —	3,104,900 1,850,880	8.93 5.11	2,482,702 —	11.00 —
LPL Financial Omnibus Account San Diego, CA	Record	F-1 F-2	— —	— —	— —	— —	444,377 98,551	5.87 6.09	2,227,649 —	6.41 —	— —	— —
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	F-1	391,349	5.50	—	—	—	—	—	—	—	—
Penson Financial Services, Inc. FBO Individual Investor, Bloomfield, MI	Record Beneficial	F-1	616,809	8.66	—	—	—	—	—	—	—	—
Capital Guardian Trust Company Personal Investment Management Account #10 Irvine, CA	Record Beneficial	F-2	1,033,518	8.21	—	—	—	—	—	—	—	—
Capital Guardian Trust Company Personal Investment Management Account #11 Irvine, CA	Record Beneficial	F-2	—	—	19,898,148	11.64	—	—	—	—	—	—
Capital Guardian Trust Company Personal Investment Management Account #12 Irvine, CA	Record Beneficial	F-2	—	—	—	—	220,268	13.61	—	—	—	—
Capital Guardian Trust Company Personal Investment Management Account #13 Irvine, CA	Record Beneficial	F-2	—	—	—	—	125,541	7.76	—	—	—	—
The Gravbrot Family Dental Clinic; 401K Plan Yakima, WA	Record; Beneficial	R-1	—	—	—	—	—	—	—	—	49,228	7.37
Hartford Life Insurance Co. Separate Account 401K Plan, Hartford, CT	Record Beneficial	R-1 R-3	— —	— —	— —	— —	272,907 413,732	40.48 7.57	789,816 3,441,969	37.61 7.71	— —	— —
Principal Financial Group Omnibus Account Des Moines, IA	Record	R-1 R-3	— —	— —	— —	— —	— —	— —	166,518 2,589,330	7.93 5.80	— —	— —
Delaware Charter Guarantee & Trust FBO Retirement Plans, Des Moines, IA	Record Beneficial	R-3	—	—	—	—	—	—	2,431,869	5.45	—	—
ING Life Insurance & Annuity Hartford, CT	Record	R-3 R-4	— —	— —	— —	— —	— —	— —	8,216,572 5,359,576	18.41 14.80	— —	— —
NFS, LLC FEBO; Transamerica Life Insurance Los Angeles, CA	Record; Beneficial	R-3	—	—	—	—	—	—	2,983,180	6.69	—	—
ING National Trust, Hartford, CT	Record	R-4	—	—	—	—	—	—	2,402,013	6.63	—	—
John Hancock Life Insurance Co. USA Omnibus Account, Boston, MA	Record	R-4	—	—	—	—	—	—	—	—	181,018	5.48

12-8

5% Shareholder Table (Continued)

			LTEX		MMF [1]		NEF		NPF		NWF
Name and Address	Ownership	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding
Lincoln Life Insurance Company Omnibus Account, Fort Wayne, IN	Record	R-4	—	—	—	—	—	—	2,754,635	7.61	—	—
NFS, LLC FEBO; 401K Plans Covington, KY	Record; Beneficial	R-5	—	—	—	—	395,721	5.42	7,979,522	8.24	4,651,277	45.49
ADP/Lowes; 401K Plan Boston, MA	Record; Beneficial	R-5	—	—	—	—	866,162	11.87	—	—	—	—
The Capital Group Companies Retirement Plans, Los Angeles, CA	Record Beneficial	R-5	—	—	116,933,139	31.40	2,211,208	30.31	—	—	2,853,571	27.91
Edward D. Jones & Co.; Retirement Plan Norwood, MA	Record; Beneficial	R-5	—	—	34,876,815	9.37	648,092	8.88	—	—	—	—
Edward D. Jones & Co.; Profit Sharing Plan Norwood, MA	Record; Beneficial	R-5	—	—	27,848,175	7.48	—	—	—	—	—	—
Lockheed Martin Corporation Retirement Plan, Quincy, MA	Record Beneficial	R-5	—	—	—	—	—	—	48,692,331	50.26	—	—
Mac & Co.; Retirement Plan Pittsburgh, PA	Record; Beneficial	R-5	—	—	—	—	808,970	11.09	5,885,858	6.08	—	—
Saxon & Co.; FBO Hilliard Lyons Profit Sharing Plan, Philadelphia, PA	Record; Beneficial	R-5	—	—	—	—	481,207	6.60	—	—	—	—
UBS Financial Services, Inc., Chicago, IL	Record	R-5	—	—	—	—	417,507	5.72	—	—	676,334	6.61
American Funds 2010 Target Date Retirement Fund, Norfolk, VA	Record	R-6	—	—	—	—	—	—	1,109,932	8.51	202,737	5.86
American Funds 2015 Target Date Retirement Fund, Norfolk, VA	Record	R-6	—	—	—	—	—	—	1,788,985	13.71	355,141	10.26
American Funds 2020 Target Date Retirement Fund, Norfolk, VA	Record	R-6	—	—	—	—	911,776	15.94	2,380,428	18.24	549,092	15.86
American Funds 2025 Target Date Retirement Fund, Norfolk, VA	Record	R-6	—	—	—	—	1,243,213	21.73	2,200,631	16.86	615,708	17.78
American Funds 2030 Target Date Retirement Fund, Norfolk, VA	Record	R-6	—	—	—	—	1,286,871	22.49	2,012,754	15.42	619,880	17.90
American Funds 2035 Target Date Retirement Fund, Norfolk, VA	Record	R-6	—	—	—	—	875,360	15.30	1,363,707	10.45	418,037	12.07
American Funds 2040 Target Date Retirement Fund, Norfolk, VA	Record	R-6	—	—	—	—	696,141	12.17	1,086,923	8.33	334,784	9.67
American Funds 2045 Target Date Retirement Fund, Norfolk, VA	Record	R-6	—	—	—	—	334,691	5.85	—	—	—	—
American Funds 2050 Target Date Retirement Fund, Norfolk, VA	Record	R-6	—	—	—	—	372,973	6.52	—	—	179,311	5.18
Capital Research & Management Company Corporate Account, Irvine, CA	Record	R-6	—	—	10,000	71.18	—	—	—	—	—	—
Pennsylvania Restaurant Association Retirement Plan, Harrisburg, PA	Record Benficial	R-6	—	—	4,001	28.48	—	—	—	—	—	—

12-9

5% Shareholder Table (Continued)

			SCWF		STBF		STEX [2]		TEBF		TEFCA
Name and Address	Ownership	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding
Edward D. Jones & Co. Omnibus Account, Maryland Heights, MO	Record	A B F-1 R-1	53,864,854 1,032,208 — —	12.71 6.66 — —	21,319,013 653,362 — 30,380	9.24 7.88 — 9.89	32,222,510 — — —	5.41 — — —	109,471,537 1,476,728 11,731,575 —	18.64 15.55 15.33 —	11,587,319 105,037 — —	13.43 9.63 — —
First Clearing LLC Custody Account St. Louis, MO	Record	A B C F-1	39,554,516 1,355,182 3,138,207 5,645,597	9.33 8.75 12.32 29.33	27,516,736 1,019,582 2,859,447 1,363,592	11.93 12.30 12.19 8.15	36,021,579 — — —	6.05 — — —	65,048,001 1,199,181 3,027,643 —	11.08 12.63 9.32 —	7,226,824 111,108 814,561 —	8.37 10.18 11.90 —
Citigroup Global Markets, Inc. Omnibus Account, New York, NY	Record	A C F-1	— 2,545,380 1,322,953	— 9.99 6.87	— 1,241,854 —	— 5.30 —	— — —	— — —	— 2,120,122 6,570,789	— 6.52 8.59	4,757,055 443,717 410,094	5.51 6.48 5.32
Trust Account #1, Los Angeles, CA	Record	A	—	—	—	—	33,000,000	5.54	—	—	—	—
Merrill Lynch Omnibus Account Jacksonville, FL	Record	B C F-2	— 1,940,663 1,344,239	— 7.62 30.17	638,604 2,494,924 —	7.70 10.64 —	— — —	— — —	752,908 5,302,799 2,715,473	7.93 16.32 13.80	116,236 1,451,459 473,517	10.65 21.20 7.67
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	B	—	—	—	—	—	—	—	—	69,543	6.37
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	F-1 F-2	— —	— —	1,105,637 —	6.60 —	— —	— —	4,728,502 —	6.18 —	726,005 517,365	9.42 8.38
LPL Financial Omnibus Account San Diego, CA	Record	F-1 F-2	— —	— —	1,783,915 —	10.66 —	— —	— —	— 994,615	— 5.06	644,208 —	8.36 —
Capital Guardian Trust Company Personal Investment Management Account #14 Irvine, CA	Record Beneficial	F-2	295,964	6.64	—	—	—	—	—	—	—	—
Capital Guardian Trust Company Personal Investment Management Account #15 Irvine, CA	Record Beneficial	F-2	—	—	8,285,061	37.90	—	—	—	—	—	—
Capital Guardian Trust Company Personal Investment Management Account #16 Irvine, CA	Record Beneficial	F-2	—	—	1,920,428	8.78	—	—	—	—	—	—
Mesirow Financial, Inc. FBO Defined Benefit Pension Plan, Chicago, IL	Record Beneficial	R-1	—	—	53,375	17.38	—	—	—	—	—	—
Profit Sharing Plan #2, Dallas, PA	Beneficial	R-1	—	—	21,209	6.91	—	—	—	—	—	—
Profit Sharing Plan #3, Presto, PA	Beneficial	R-1	—	—	19,813	6.45	—	—	—	—	—	—
Griggs & Browne; 401K Plan Englewood, CO	Record; Beneficial	R-2	—	—	119,887	8.85	—	—	—	—	—	—
Profit Sharing Plan #4, Englewood, CO	Beneficial	R-2	—	—	73,824	5.45	—	—	—	—	—	—
American Stair Corporation; 401K Plan Englewood, CO	Record; Beneficial	R-3	—	—	52,224	5.15	—	—	—	—	—	—
Bazan Painting Company; Retirement Plan Greenwood Village, CO	Record; Beneficial	R-3	—	—	78,113	7.70	—	—	—	—	—	—
Grenadier, Anderson, Starace & Duffett; Profit Sharing Plan, Greenwood Village, CO	Record; Beneficial	R-3	—	—	60,584	5.97	—	—	—	—	—	—
Univertical Corporation; 401K Plan Englewood, CO	Record; Beneficial	R-3	—	—	56,512	5.57	—	—	—	—	—	—
City National Bank, Los Angeles, CA	Record	R-4	—	—	177,808	35.10	—	—	—	—	—	—

12-10

5% Shareholder Table (Continued)

			SCWF		STBF		STEX [2]		TEBF		TEFCA
Name and Address	Ownership	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding
Jewish Healthcare Center, Inc.; 401K Plan Englewood, CO	Record; Beneficial	R-4	—	—	29,597	5.84	—	—	—	—	—	—
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	R-4	2,776,394	22.78	—	—	—	—	—	—	—	—
Thompson & Bowie, LLP, Greenwood Village, CO	Record	R-4	—	—	68,368	13.50	—	—	—	—	—	—
NFS, LLC FEBO; 401K Plans, Covington, KY	Record; Beneficial	R-5	621,165	7.04	—	—	—	—	—	—	—	—
NFS, LLC FEBO; Advisory Trust Co. of Delaware Phoenix, AZ	Record; Beneficial	R-4	—	—	48,892	9.65	—	—	—	—	—	—
The Capital Group Companies; Retirement Plans Los Angeles, CA	Record; Beneficial	R-5	2,668,854	30.27	670,345	72.97	—	—	—	—	—	—
Cardone Industries, Inc.; 401K Plan, Denver, CO	Record; Beneficial	R-5	—	—	125,579	13.67	—	—	—	—	—	—
Edward D. Jones & Co.; Retirement Plan Norwood, MA	Record; Beneficial	R-5	1,151,524	13.06	—	—	—	—	—	—	—	—
SEI Trust Company, Oaks, PA	Record	R-5	—	—	—	—	—	—	907	100.00	—	—
UBS Financial Services, Inc., Chicago, IL	Record	R-5	679,531	7.71	—	—	—	—	—	—	—	—
American Funds 2015 Target Date Retirement Fund Norfolk, VA	Record	R-6	968,994	10.24	—	—	—	—	—	—	—	—
American Funds 2020 Target Date Retirement Fund Norfolk, VA	Record	R-6	1,754,113	18.53	—	—	—	—	—	—	—	—
American Funds 2025 Target Date Retirement Fund Norfolk, VA	Record	R-6	1,743,025	18.41	—	—	—	—	—	—	—	—
American Funds 2030 Target Date Retirement Fund Norfolk, VA	Record	R-6	1,693,376	17.89	—	—	—	—	—	—	—	—
American Funds 2035 Target Date Retirement Fund Norfolk, VA	Record	R-6	1,149,648	12.14	—	—	—	—	—	—	—	—
American Funds 2040 Target Date Retirement Fund Norfolk, VA	Record	R-6	913,955	9.65	—	—	—	—	—	—	—	—
American Funds 2050 Target Date Retirement Fund Norfolk, VA	Record	R-6	489,008	5.17	—	—	—	—	—	—	—	—

12-11

5% Shareholder Table (Continued)

			TEFMD		TEFVA		WBF		WGI		WMIF
Name and Address	Ownership	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding
Edward D. Jones & Co. Omnibus Account Maryland Heights, MO	Record	A B	1,331,003 —	7.16 —	1,827,393 35,296	8.57 6.05	67,245,237 1,601,580	22.62 12.35	484,361,460 15,699,616	28.64 16.60	282,614,166 5,808,521	16.66 8.55
First Clearing, LLC Custody Account St. Louis, MO	Record	A B C F-1	2,849,476 103,818 198,059 —	15.33 14.52 9.08 —	3,199,864 138,468 314,321 —	15.01 23.75 17.05 —	19,858,485 910,066 2,781,213 5,375,526	6.68 7.02 8.14 9.31	157,034,973 8,809,510 25,382,676 10,969,467	9.28 9.32 12.96 8.82	165,938,123 7,232,971 11,452,347 13,396,337	9.78 10.64 14.16 17.95
Citigroup Global Markets, Inc. Omnibus Account New York, NY	Record	A B C F-1	— 40,566 189,228 137,443	— 5.67 8.67 10.15	1,412,628 — 150,647 —	6.63 — 8.17 —	— — 3,334,063 —	— — 9.76 —	— — 24,475,801 8,601,367	— — 12.50 6.91	— 3,751,195 9,900,186 6,667,514	— 5.52 12.24 8.93
Merrill Lynch Omnibus Account Jacksonville, FL	Record	A B C F-2	1,446,898 136,832 672,518 70,016	7.78 19.13 30.83 15.17	1,254,207 33,230 323,575 185,931	5.88 5.70 17.55 24.39	— — 3,247,006 3,206,920	— — 9.51 23.68	— — 30,482,353 10,645,860	— — 15.57 38.35	— 3,664,132 12,090,019 5,114,817	— 5.39 14.95 36.49
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	A B	— 55,530	— 7.76	1,070,505 —	5.02 —	— —	— —	— —	— —	— —	— —
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	F-1 F-2 R-4 R-5	277,193 — — —	20.48 — — —	— 145,354 — —	— 19.07 — —	7,027,788 — 335,650 332,297	12.17 — 8.05 6.00	10,191,478 1,499,898 3,192,486 5,499,507	8.19 5.40 6.21 11.50	5,765,105 1,389,443 2,787,358 1,874,167	7.72 9.91 5.83 5.46
LPL Financial Omnibus Account San Diego, CA	Record	F-1 F-2	89,547 23,662	6.61 5.13	132,809 —	7.40 —	— 857,530	— 6.33	—	—	— 839,640	— 5.99
Raymond James & Associates, Inc. FBO Individual Investor, McLean, VA	Record Beneficial	F-1	—	—	140,739	7.84	—	—	—	—	—	—
Capital Guardian Trust Company Personal Investment Management Account #17 Irvine, CA	Record Beneficial	F-2	141,615	30.69	—	—	—	—	—	—	—	—
Capital Guardian Trust Company Personal Investment Management Account #18 Irvine, CA	Record Beneficial	F-2	68,826	14.92	—	—	—	—	—	—	—	—
Capital Guardian Trust Company Personal Investment Management Account #19 Irvine, CA	Record Beneficial	F-2	24,290	5.26	—	—	—	—	—	—	—	—
Capital Guardian Trust Company Personal Investment Management Account #20 Irvine, CA	Record Beneficial	F-2	—	—	194,327	25.49	—	—	—	—	—	—
Capital Guardian Trust Company Personal Investment Management Account #21 Irvine, CA	Record Beneficial	F-2	—	—	—	—	1,076,116	7.95	—	—	—	—
Johnston Lemon Group, Washington, D.C.	Record	F-2	34,158	7.40	—	—	—	—	—	—	—	—
Trust Account #2, Richmond, VA	Record	F-2	—	—	66,608	8.74	—	—	—	—	—	—
Hartford Life Insurance Co. Separate Account 401K Plan, Hartford, CT	Record Beneficial	R-1 R-3	— —	— —	— —	— —	— —	— —	2,563,369 —	43.33 —	684,506 3,265,104	29.85 6.34
ING Life Insurance & Annuity Hartford, CT	Record	R-3 R-4	— —	— —	— —	— —	— —	— —	— —	— —	6,168,791 3,567,665	11.99 7.46
Nationwide Trust Company Columbus, OH	Record	R-3 R-5	— —	— —	— —	— —	429,947 —	6.53 —	6,222,554 3,259,994	9.97 6.81	— —	— —

12-12

5% Shareholder Table (Continued)

			TEFMD		TEFVA		WBF		WGI		WMIF
Name and Address	Ownership	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding
John Hancock Life Insurance Co. USA Omnibus Account, Boston, MA	Record	R-4	—	—	—	—	—	—	—	—	6,531,203	13.66
New York Life Trust Company Gormann-Rupp Company 401K Plan, Parsippany, NJ	Record	R-4	—	—	—	—	309,966	7.43	—	—	—	—
NFS, LLC FEBO; 401K Plans Covington, KY	Record; Beneficial	R-4 R-5	— —	— —	— —	— —	— 797,479	— 14.39	3,143,184 11,733,253	6.12 24.53	2,459,149 8,092,162	5.14 23.59
The Capital Group Companies; Retirement Plans Los Angeles, CA	Record; Beneficial	R-5	—	—	—	—	1,202,950	21.70	3,066,880	6.41	2,127,840	6.20
Edward D. Jones & Co.; Retirement Plan Norwood, MA	Record; Beneficial	R-5	—	—	—	—	—	—	2,906,981	6.08	1,881,045	5.48
Mercer Trust Company Abbott Laboratories Retirement Plan, Norwood, MA	Record Beneficial	R-5	—	—	—	—	—	—	—	—	3,482,309	10.15
Northern California Pipe Trade Local 342 Phoenix, AZ	Record	R-5	—	—	—	—	317,026	5.72	—	—	—	—
UBS Financial Services, Inc., Chicago, IL	Record	R-5	—	—	—	—	359,116	6.48	—	—	—	—
American Funds 2010 Target Date Retirement Fund Norfolk, VA	Record	R-6	—	—	—	—	1,286,406	31.32	1,187,329	11.19	1,563,841	8.74
American Funds 2015 Target Date Retirement Fund Norfolk, VA	Record	R-6	—	—	—	—	1,814,669	44.18	1,526,084	14.39	2,663,754	14.89
American Funds 2020 Target Date Retirement Fund Norfolk, VA	Record	R-6	—	—	—	—	1,006,298	24.50	1,734,123	16.35	3,055,282	17.08
American Funds 2025 Target Date Retirement Fund Norfolk, VA	Record	R-6	—	—	—	—	—	—	1,420,363	13.39	2,559,215	14.30
American Funds 2030 Target Date Retirement Fund Norfolk, VA	Record	R-6	—	—	—	—	—	—	1,559,699	14.70	2,456,030	13.73
American Funds 2035 Target Date Retirement Fund Norfolk, VA	Record	R-6	—	—	—	—	—	—	1,179,095	11.11	1,766,028	9.87
American Funds 2040 Target Date Retirement Fund Norfolk, VA	Record	R-6	—	—	—	—	—	—	989,514	9.33	1,494,004	8.35

12-13

5% Shareholder Table (Continued)

			AFTD 2050		AFTD 2045		AFTD 2040		AFTD 2035		AFTD 2030
Name and Address	Ownership	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding
Edward D. Jones & Co. Omnibus Account Maryland Heights, MO	Record	A	—	—	—	—	—	—	—	—	1,695,673	6.02
Blue Pearl Veterinary Partners; 401K Plan Pittsburgh, PA	Record; Beneficial	R-1	16,006	7.75	—	—	44,938	10.44	—	—	—	—
Capriotti’s Sandwich Shop; Retirement Plan Denver, CO	Record; Beneficial	R-1	—	—	—	—	—	—	21,531	5.59	—	—
Central Shop Rite; 401K Plan Vassar, MI	Record; Beneficial	R-1	—	—	—	—	—	—	—	—	60,270	7.03
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	R-1 R-5	— 58,068	— 6.24	— 86,538	— 7.81	— 134,184	— 5.38	30,334 —	7.87 —	— —	— —
CMSI Group, Inc.; 401K Plan Columbia, MD	Record; Beneficial	R-1	—	—	—	—	34,112	7.92	—	—	—	—
First Clearing, LLC Custody Account, St. Louis, MO	Record	R-1	12,796	6.20	11,719	7.60	—	—	—	—	—	—
Horizon Corporation; 401K Plan Atlanta, GA	Record; Beneficial	R-1	—	—	15,425	10.00	—	—	—	—	—	—
Pegasus Transport Group, Inc.; 401K Plan Cedar Hill, TX	Record; Beneficial	R-1	11,601	5.62	—	—	—	—	—	—	—	—
Pierson Automotive; 401K Plan Middletown, OH	Record; Beneficial	R-1	—	—	19,819	12.85	—	—	—	—	—	—
Polaris Sensor Technologies, Inc.; 401K Plan Ridgeland, MS	Record; Beneficial	R-1	22,844	11.06	—	—	—	—	—	—	—	—
Pryer Machine & Tool; 401K Plan Tulsa, OK	Record; Beneficial	R-1	—	—	—	—	26,684	6.20	—	—	—	—
Specialty Welding and Fabrication of NY, Inc.; 401K Plan Utica, NY	Record; Beneficial	R-1	20,151	9.76	—	—	21,588	5.01	—	—	—	—
Swope Medical Group; 401K Plan Nevada City, CA	Record; Beneficial	R-1	—	—	—	—	—	—	33,467	8.68	—	—
Universal Property & Casualty; 401K Plan Pittsburgh, PA	Record; Beneficial	R-1	—	—	10,542	6.84	—	—	—	—	—	—
South Point Hotel & Casino; 401K Plan Denver, CO	Record; Beneficial	R-2	452,237	7.00	—	—	—	—	—	—	—	—
Career Education Corporation; Retirement Plan Hoffman Estates, IL	Record; Beneficial	R-3	823,217	13.76	589,094	10.88	717,138	6.21	—	—	—	—
Orchard Trust Co. LLC; 401K Plan Greenwood Village, CO	Record; Beneficial	R-3	—	—	—	—	759,946	6.58	—	—	—	—
Principal Financial Group; Omnibus Account Des Moines, IA	Record; Beneficial	R-3	—	—	438,303	8.09	802,550	6.95	1,068,821	7.96	1,273,673	5.95
Clifty Engineering & Tool Co.; Retirement Plan Madison, IN	Record; Beneficial	R-4	—	—	147,147	7.87	—	—	—	—	—	—
The Capital Group Companies; Retirement Plans Los Angeles, CA	Record; Beneficial	R-5	388,181	41.69	392,506	35.44	684,255	27.42	994,638	34.77	1,318,596	32.71
The ESI; 401K Plan Kansas City, MO	Record; Beneficial	R-5	70,089	7.53	224,996	20.32	306,842	12.30	417,710	14.60	414,188	10.27
Foth & Van Dyke & Associates; 401K Plan Green Bay, WI	Record; Beneficial	R-5	—	—	—	—	—	—	—	—	245,076	6.08
Fox Valley; Retirement Plan Atlanta, GA	Record; Beneficial	R-5	—	—	—	—	—	—	159,753	5.58	—	—
Hennepin Faculty Association; Retirement Plan Minneapolis, MN	Record; Beneficial	R-5	—	—	—	—	125,038	5.01	—	—	—	—
O’Connor Hospital; 403B Plan Pittsburgh, PA	Record; Beneficial	R-5	51,701	5.55	—	—	—	—	—	—	—	—

12-14

5% Shareholder Table (Continued)

			AFTD 2025		AFTD 2020		AFTD 2015		AFTD 2010
Name and Address	Ownership	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding
Edward D. Jones & Co. Omnibus Account Maryland Heights, MO	Record	A	—	—	—	—	—	—	2,295,520	7.45
First Clearing, LLC Custody Account St. Louis, MO	Record	A R-1	— —	— —	2,075,204 —	5.16 —	— 46,749	— 6.57	2,119,303 —	6.87 —
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	A	—	—	—	—	2,633,481	6.87	—	—
Bestway, Inc.; 401K Plan Hiawatha, KS	Record; Beneficial	R-1	34,637	5.91	—	—	—	—	—	—
Blue Pearl Veterinary Partners; 401K Plan Pittsburgh, PA	Record; Beneficial	R-1	—	—	—	—	35,917	5.05	—	—
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	R-5	—	—	—	—	185,743	5.25	—	—
Corning Implement Co., Inc.; Retirement Plan Corning, AR	Record; Beneficial	R-1	—	—	—	—	112,877	15.87	—	—
Gulf Marine Repair, Inc.; 401K Plan Pittsburgh, PA	Record; Beneficial	R-1	—	—	—	—	—	—	12,251	5.41
Horizon Corporation; 401K Plan Atlanta, GA	Record; Beneficial	R-1	—	—	—	—	—	—	33,096	14.60
Lee County Reprographics, Inc.; 401K Plan Fort Myers, FL	Record; Beneficial	R-1	—	—	—	—	—	—	18,686	8.24
Northwest Tire Factory LLC; 401K Plan Portland,OR	Record; Beneficial	R-1	48,961	8.36	—	—	—	—	—	—
Preferred Office Products; 401K Plan Ridgeland, MS	Record; Beneficial	R-1	—	—	—	—	36,680	5.16	—	—
Pryer Machine & Tool; 401K Plan Tulsa, OK	Record; Beneficial	R-1	—	—	—	—	—	—	14,901	6.57
Smith Fuel Co., Inc.; Retirement Plan Lake City, SC	Record; Beneficial	R-1	—	—	—	—	59,979	8.43	—	—
UBS Financial Services, Inc.; FBO Retirement Plan Weehawken, NJ	Record; Beneficial	R-1	—	—	—	—	—	—	19,034	8.40
Career Education Corporation; Retirement Plan Hoffman Est, IL	Record; Beneficial	R-3	—	—	—	—	—	—	832,732	5.44
Orchard Trust Co. LLC; 401K Plan Greenwood Village, CO	Record; Beneficial	R-4	833,626	7.90	—	—	—	—	—	—
Principal Financial Group; Omnibus Account Des Moines, IA	Record; Beneficial	R-3	1,916,421	8.58	2,034,338	7.36	1,557,034	6.90	1,036,207	6.77
The Blossman Companies, Inc.; 401K Plan Ocean Springs, MS	Record; Beneficial	R-4	—	—	—	—	—	—	403,768	5.76
The Capital Group Companies; Retirement Plans Los Angeles, CA	Record; Beneficial	R-5	1,186,624	26.97	832,336	17.05	396,113	11.19	238,427	6.81
The ESI; 401K Plan Kansas City, MO	Record; Beneficial	R-5	542,721	12.34	645,477	13.22	715,884	20.22	542,540	15.51
Eyecare Center of New Hersey; 401K Plan Greenwood Village, CO	Record; Beneficial	R-5	—	—	—	—	—	—	312,113	8.92

12-15

5% Shareholder Table (Continued)

			AFTD 2025		AFTD 2020		AFTD 2015		AFTD 2010
Name and Address	Ownership	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding
Fox Valley; Retirement Plan Atlanta, GA	Record; Beneficial	R-5	292,604	6.65	259,414	5.31	282,189	7.97	—	—
Group Health Cooperative of South Central Wisconsin Retirement Plan, Phoenix, AZ	Record Beneficial	R-5	—	—	361,563	7.40	—	—	—	—
Marshall & Ilsley Trust Co.; FBO Retirement Plan Milwaukee, WI	Record; Beneficial	R-5	269,061	6.12	—	—	—	—	—	—
MG Trust Co.; FBO Retirement Plan Denver, CO	Record; Beneficial	R-5	—	—	—	—	228,389	6.45	—	—
Trust Co. of Sterne Agee; 401K Plan Birmingham, AL	Record; Beneficial	R-5	—	—	—	—	—	—	541,441	15.47

[1]
Includes June 30, 2009 fund shares owned in accounts from The Cash Management Trust of America and/or The U.S. Treasury Money Fund of America, which merged into the American Funds Money Market Fund effective July 10, 2009.

[2]	The Tax-Exempt Money Fund of America converted from a money market fund into the American Funds Short-Term Tax-Exempt Bond Fund effective August 7, 2009.

12-16

APPENDIX 13

Independent Auditors and Related Fees

			Audit Fees		Audit-Related		Tax		Aggregate Non-Audit
Fund	FYE	Audit Firm	2009	2008	2009	2008	2009	2008	2009	2008
AMCAP	Feb 28/29	D&T	$74,000	$72,000	$7,000	$10,000	$7,000	$6,000	$1,390,000	$1,405,000
EUPAC	Mar 31	D&T	106,000	100,000	31,000	35,000	27,000	27,000	1,266,000	1,590,000
IGI[1]	June 30	D&T	41,000	N/A	79	N/A	7,000	N/A	1,364,000	N/A
WMIF	April 30	PwC	98,000	94,000	0	0	7,000	7,000	13,000	11,000

			Audit Fees		Audit-Related		Tax		Aggregate Non-Audit
Fund	FYE	Audit Firm	2008	2007	2008	2007	2008	2007	2008	2007
AFTD	Oct 31	D&T	$42,000	$23,000	$349	$0	$28,000	$23,000	$1,306,000	$1,206,000
AHIM	July 31	PwC	51,000	49,000	0	0	7,000	7,000	7,000	14,000
AHIT	Sept 30	D&T	109,000	94,000	9,000	6,000	7,000	6,000	1,366,000	1,238,000
AMBAL	Dec 31	D&T	82,000	73,000	20,000	16,000	7,000	6,000	1,396,000	1,226,000
AMF	Oct 31	D&T	75,000	71,000	5,000	5,000	7,000	6,000	1,289,000	1,195,000
BFA	Dec 31	D&T	120,000	110,000	12,000	7,000	7,000	6,000	1,389,000	1,218,000
CIB	Oct 31	PwC	119,000	119,000	0	0	8,000	7,000	8,000	14,000
FI	Dec 31	D&T	76,000	72,000	16,000	10,000	10,000	9,000	1,396,000	1,224,000
GFA	Aug 31	D&T	80,000	77,000	62,000	71,000	12,000	6,000	1,205,000	1,363,000
GVT	Aug 31	D&T	79,000	73,000	2,000	1,000	7,000	6,000	1,140,000	1,293,000
IBFA	Aug 31	D&T	84,000	76,000	2,000	2,000	7,000	6,000	1,141,000	1,294,000
ICA	Dec 31	PwC	109,000	102,000	0	0	8,000	7,000	14,000	11,000
IFA	July 31	D&T	113,000	108,000	27,000	27,000	7,000	6,000	1,458,000	1,163,000
LTEX	July 31	PwC	46,000	45,000	0	0	7,000	7,000	7,000	14,000
MMF[2]	Sept 30	PwC	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
NEF	Nov 30	D&T	82,000	78,000	3,000	2,000	13,000	9,000	1,232,000	1,275,000
NPF	Sept 30	PwC	110,000	106,000	0	0	8,000	8,000	8,000	15,000
NWF	Oct 31	D&T	82,000	76,000	5,000	3,000	21,000	25,000	1,303,000	1,212,000
SCWF	Sept 30	D&T	101,000	97,000	6,000	10,000	25,000	16,000	1,381,000	1,251,000

13-1

			Audit Fees		Audit-Related		Tax		Aggregate Non-Audit
Fund	FYE	Audit Firm	2008	2007	2008	2007	2008	2007	2008	2007
STBF	Aug 31	PwC	$40,000	$26,000	$0	$0	$5,000	$3,000	$5,000	$10,000
STEX[3]	July 31	PwC	33,000	31,000	0	0	6,000	6,000	6,000	13,000
TEBF	Aug 31	PwC	85,000	82,000	0	0	7,000	7,000	7,000	14,000
TEFCA	Aug 31	D&T	63,000	60,000	1,000	622	7,000	6,000	1,139,000	1,293,000
TEFMD/VA	July 31	PwC	83,000	83,000	0	0	8,000	7,000	8,000	14,000
WBF	Sept 30	D&T	93,000	87,000	3,000	2,000	7,000	6,000	1,360,000	1,233,000
WGI	Nov 30	PwC	102,000	108,000	0	0	8,000	7,000	13,000	11,000

[1]	IGI began operations on October 1, 2008.
[2]	MMF began operations on May 1, 2009.
[3]
STEX converted to a short-term tax-exempt bond fund (with a fiscal year end of July 31) from The Tax-Exempt Money Fund of America (CTEX) on August 7, 2009. CTEX adopted a July 31 fiscal year end in 2009, changing from its previous fiscal year end of September 30.

13-2

FORM OF PROXY BALLOT

[logo – American Funds®]
PROXY
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES
FOR THE MEETING(S) OF SHAREHOLDERS OF YOUR FUND(S)

The undersigned hereby acknowledges receipt of the Notice of Meetings of Shareholders and the accompanying Joint Proxy Statement.  The undersigned, revoking all previous proxies, hereby appoints Michael J. Downer, Paul G. Haaga, Jr. and Paul F. Roye, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent and vote on behalf of the undersigned at the Shareholder Meeting of each Fund listed below to be held at the offices of Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071 on either Tuesday, October 27, 2009 or Tuesday, November 24, 2009 (as specified in the Joint Proxy Statement) at 9:00 a.m. Pacific time, and any adjournments or postponements thereof on all matters coming before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, “FOR” each director/trustee nominee in Proposal 1, “FOR” each of Proposals 2–7, “AGAINST” Proposal 8, and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Meeting(s) of Shareholders.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE BY TELEPHONE: 1-XXX-XXX-XXXX

Note:  Please sign exactly as your name(s) appear on this card.  Joint owners should each sign individually.  Corporate proxies should be signed in full corporate name by an authorized officer.  Fiduciaries should give full titles.

Signature

Signature of Joint Owners, if any

Date	AFS_20478_071709_B

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1 – 7 AND “AGAINST” PROPOSAL 8.

□ß To vote in accordance with the Board recommendations mark this box.  Do not mark any other boxes on this card.

To vote each proposal separately, completely fill in the boxes below in blue or black ink.  Example: ■
(proxies marked in the box above and any box below will not be voted and will be returned to the shareholder)

FUNDS	FUNDS
Fund name Drop-In 1	Fund name Drop-In 2
Fund name Drop-In 3	Fund name Drop-In 4

1A.	Election of Directors for Fund name Drop-In 1:

01	Director	02	Director	03	Director	FOR	WITHHOLD	FOR ALL
04	Director	05	Director	06	Director	ALL	ALL	EXCEPT
07	Director	08	Director	09	Director	□	□	□
10	Director	11	Director	12	Director

To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line provided.

1Q.           Election of Trustees for Fund name Drop-In 2:

02	Director	02	Director	03	Director	FOR	WITHHOLD	FOR ALL
05	Director	05	Director	06	Director	ALL	ALL	EXCEPT
08	Director	08	Director	09	Director	□	□	□
11	Director	11	Director	12	Director

To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line provided.

1AB.           Election of Directors for Fund name Drop-In 3:

03	Director	02	Director	03	Director	FOR	WITHHOLD	FOR ALL
06	Director	05	Director	06	Director	ALL	ALL	EXCEPT
09	Director	08	Director	09	Director	□	□	□
12	Director	11	Director	12	Director

To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line provided.

1AE.           Election of Directors for Fund name Drop-In 4:

04	Director	02	Director	03	Director	FOR	WITHHOLD	FOR ALL
07	Director	05	Director	06	Director	ALL	ALL	EXCEPT
10	Director	08	Director	09	Director	□	□	□
13	Director	11	Director	12	Director

To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line provided.

2.
To approve an Agreement and Plan of Reorganization that provides for the reorganization of each Fund from a Delaware corporation, Maryland corporation or Massachusetts business trust, as applicable, to a Delaware statutory trust.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1	□	□	□	Fundname Drop In 2	□	□	□
Fundname Drop In 3	□	□	□	Fundname Drop In 4	□	□	□

3.      To update the Funds’ fundamental investment policies regarding:
3A.           Borrowing.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1	□	□	□	Fundname Drop In 2	□	□	□
Fundname Drop In 3	□	□	□	Fundname Drop In 4	□	□	□

3B.           Issuance of senior securities.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1	□	□	□	Fundname Drop In 2	□	□	□
Fundname Drop In 3	□	□	□	Fundname Drop In 4	□	□	□

3C.           Underwriting.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1	□	□	□	Fundname Drop In 2	□	□	□
Fundname Drop In 3	□	□	□	Fundname Drop In 4	□	□	□

3D.           Investments in real estate or commodities.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1	□	□	□	Fundname Drop In 2	□	□	□
Fundname Drop In 3	□	□	□	Fundname Drop In 4	□	□	□

3E.           Lending.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1	□	□	□	Fundname Drop In 2	□	□	□
Fundname Drop In 3	□	□	□	Fundname Drop In 4	□	□	□

3F.           Industry concentration.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1	□	□	□	Fundname Drop In 2	□	□	□
Fundname Drop In 3	□	□	□	Fundname Drop In 4	□	□	□

3G.           Investing in tax-exempt securities (for tax-exempt Funds only).
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1	□	□	□	Fundname Drop In 2	□	□	□
Fundname Drop In 3	□	□	□	Fundname Drop In 4	□	□	□

3H.           Maintaining a fully invested portfolio (for Washington Mutual Investors Fund only).
	FOR	AGAINST	ABSTAIN
Fundname Drop In 1	□	□	□

3I.           Approving the elimination of certain policies.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1	□	□	□	Fundname Drop In 2	□	□	□
Fundname Drop In 3	□	□	□	Fundname Drop In 4	□	□	□

4.
To approve a policy allowing Capital Research and Management Company (“CRMC”) to appoint subsidiary advisers to manage the day-to-day investment activities of the Funds without additional shareholder approval.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1	□	□	□	Fundname Drop In 2	□	□	□
Fundname Drop In 3	□	□	□	Fundname Drop In 4	□	□	□

5.      To approve amendments to the Funds’ Investment Advisory [and Service] Agreements with CRMC.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1	□	□	□	Fundname Drop In 2	□	□	□
Fundname Drop In 3	□	□	□	Fundname Drop In 4	□	□	□

6.      To approve a form of Subsidiary Agreement and appointment of subsidiary advisers for the Funds.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1	□	□	□	Fundname Drop In 2	□	□	□
Fundname Drop In 3	□	□	□	Fundname Drop In 4	□	□	□

7.      To approve changes to an investment policy of The New Economy Fund (for The New Economy Fund only).
	FOR	AGAINST	ABSTAIN
Fundname Drop In 1	□	□	□

8.
To consider a proposal submitted by shareholders of certain Funds that requests the Boards of these Funds to “institute procedures to prevent holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.”

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1	□	□	□	Fundname Drop In 2	□	□	□
Fundname Drop In 3	□	□	□	Fundname Drop In 4	□	□	□

IMPORTANT:  PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.
AFS_20478_071709_B

FORM OF NOTICE

[logo – American Funds®]

IMPORTANT PROXY INFORMATION
Your Vote Counts!

PEASE USE THE 14 DIGIT CONTROL NUMBER & 8 DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET.  When you are ready to vote, you can use the same Control Number & Security Code to record your vote.

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the
American Funds Shareholder Meetings to Be Held on October 27, 2009 or November 24, 2009.

As a shareholder, it is important for you to Vote!
On the back of this notice, you will find a summary of the proposals that require a shareholder vote at the Meetings.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement for the Meetings is available at:

https://www.proxy-direct.com/afs

If you want to receive a paper copy of the documents or an email with a link to the documents, you must request them.  There is no charge to you for requesting a copy.  Paper materials will mail out to the address on file within 3 business days of receipt of the request.  Please make your request as soon as possible, but no less than 10 calendar days before the Meeting Date to facilitate timely delivery.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW.

YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

[computer icon]

          EASY ONLINE ACCESS  –  REQUEST BY INTERNET

Log on to the Internet and go to:  https://www.proxy-direct.com/afs
On this site you can view the Proxy Statement and Form of Proxy online, request paper copies, request an email with a link to the materials and/or set future delivery preferences.
Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-XXX-XXX-XXXX
Obtain Paper Copies of the Proxy Statement and Form of  Proxy and/or set future delivery preferences by Touch Tone Phone.
Call Toll Free from the U.S. or Canada at NO CHARGE to you.
Follow the instructions provided by the recorded messages.

EMAIL US - proxymaterials@computershare.com:
Email us to request Proxy Materials for this campaign and/or to set future delivery preferences.
-Provide only your 14 Digit Control Number & 8 Digit Security Code as listed on this notice in your email request for materials.
-If you want to elect to receive all future proxy materials in paper form or via e-mail, please note your request and for e-mail, provide the address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN 10 CALENDAR DAYS BEFORE THE MEETING TO FACILITATE TIMELY DELIVERY.

Meeting(s) of Shareholders of your Fund(s) will be held on either Tuesday, October 27, 2009 or Tuesday, November 24, 2009 at the place and time indicated in the Joint Proxy Statement

Proxies properly completed will be voted in the manner directed by the shareholder or, if no direction is indicated, “FOR” each director/trustee nominee in Proposal 1, “FOR” each of Proposals 2-7, “AGAINST” Proposal 8 and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Meeting(s) of Shareholders.

Your Fund Holdings:

Fundname Drop-In 1                                                                           Fundname Drop-In 2
Fundname Drop-In 3                                                                           Fundname Drop-In 4

THE BOARD OF DIRECTORS/TRUSTEES OF EACH APPLICABLE FUND RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1-7 AND “AGAINST” PROPOSAL 8.

The proposals ask you:

1.	To elect Directors/Trustees.
2.
To approve an Agreement and Plan of Reorganization that provides for the reorganization of each Fund from a Delaware corporation, Maryland corporation or Massachusetts business trust, as applicable, to a Delaware statutory trust.

3.	Update the Funds’ fundamental investment policies regarding:
	3A	Borrowing
	3B	Issuance of Senior Securities
	3C	Underwriting
	3D	Investments in Real Estate Commodities
	3E	Lending
	3F	Industry Concentration
	3G	Investing in Tax-Exempt Securities (for tax-exempt Funds only).
	3H	Maintaining a fully invested portfolio (for Washington Mutual Investors Fund only).
	3I	To approve the elimination of certain policies
4.
To approve a policy allowing Capital Research and Management Company (“CRMC”) to appoint subsidiary advisers to manage the day-to-day investment activities of the Funds without additional shareholder approval.

5.	To approve amendments to the Funds’ Investment Advisory [and Service] Agreements with CRMC.
6.	To approve a form of Subsidiary Agreement and appointment of one or more subsidiary advisers for the Funds.
7.	To approve changes to an investment policy of the New Economy Fund. (Applies only to the shareholders of The New Economy Fund).
8.
To consider a proposal submitted by shareholders of certain Funds that requests the Boards of these Funds to “institute procedures to prevent holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.”

Please refer to the proxy materials to determine the proposals that apply specifically to your investments.